                                                                       EXHIBIT 4


                                                                  EXECUTION COPY





                                 MORSERV, INC.,


                                    COMPANY,


                                 CHEMICAL BANK,


                                MASTER SERVICER

                                      and

                         NORWEST BANK MINNESOTA, N.A.,


                                    TRUSTEE



                        POOLING AND SERVICING AGREEMENT
                            Dated as of June 1, 1996


                         $182,690,823.31 (Approximate)
                 Multi-Class Mortgage Pass-Through Certificates
                                 Series 1996-1

                               TABLE OF CONTENTS



                                                                                                                            Page
                                                                   ARTICLE I

DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1

                                                                   ARTICLE II

CONVEYANCE OF MORTGAGE LOANS; TRUST FUND  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
         Section 2.01.  Conveyance of Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   27
         Section 2.02.  Acceptance by Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   32
         Section 2.03.  Trust Fund; Authentication of Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33
         Section 2.04.  REMIC Election  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   33

                                                                  ARTICLE III

               REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND
               THE MASTER SERVICER; REPURCHASE OF MORTGAGE LOANS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   34
         Section 3.01.  Representations and Warranties of the Company with respect to the Mortgage Loans  . . . . . . . . .   34
         Section 3.02.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   45
         Section 3.03.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   46
         Section 3.04.  Representations and Warranties of the Master Servicer . . . . . . . . . . . . . . . . . . . . . . .   46
         Section 3.05.  Option to Substitute  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   47

                                                                   ARTICLE IV

THE CERTIFICATES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
         Section 4.01.  The Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   48
         Section 4.02.  Registration of Transfer and Exchange of Certificates . . . . . . . . . . . . . . . . . . . . . . .   50
         Section 4.03.  Mutilated, Destroyed, Lost or Stolen Certificates . . . . . . . . . . . . . . . . . . . . . . . . .   54
         Section 4.04.  Persons Deemed Owners . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
         Section 4.05.  Appointment of Paying Agent . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   55
         Section 4.06.  Authenticating Agents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   56

                                                                   ARTICLE V

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
         Section 5.01.  Master Servicer to Service Mortgage Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58

         Section 5.02.  Sub-Servicing Agreements Between Master Servicer and Sub-Servicers;
                        Enforcement of Sub-Servicer's Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   58
         Section 5.03.  Successor Sub-Servicers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59
         Section 5.04.  Liability of the Master Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   59
         Section 5.05.  No Contractual Relationship Between Sub-Servicer and Trustee or Certificateholders  . . . . . . . .   60
         Section 5.06.  Termination of Sub-Servicing Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
         Section 5.07.  Collection of Mortgage Loan Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   60
         Section 5.08.  Establishment of Certificate Account; Deposit in Certificate Account  . . . . . . . . . . . . . . .   60
         Section 5.09.  Permitted Withdrawals from the Certificate Account  . . . . . . . . . . . . . . . . . . . . . . . .   62
         Section 5.10.  Establishment of Escrow Account; Deposits in Escrow Account . . . . . . . . . . . . . . . . . . . .   64
         Section 5.11.  Permitted Withdrawals from Escrow Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
         Section 5.12.  Payment of Taxes, Insurance and Other Charges . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
         Section 5.13.  Transfer of Accounts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
         Section 5.14.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65
         Section 5.15.  Maintenance of the Primary Insurance Policies.  . . . . . . . . . . . . . . . . . . . . . . . . . .   65
         Section 5.16.  Maintenance of Standard Hazard Policies . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   66
         Section 5.17.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
         Section 5.18.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   67
         Section 5.19.  Fidelity Bond and Errors and Omissions Insurance  . . . . . . . . . . . . . . . . . . . . . . . . .   67
         Section 5.20.  Collections under Insurance Policies; Enforcement of Due-On-Sale Clauses; Assumption Agreements . .   68
         Section 5.21.  Income and Realization from Defaulted Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . . .   69
         Section 5.22.  Trustee to Cooperate; Release of Mortgage Files . . . . . . . . . . . . . . . . . . . . . . . . . .   70
         Section 5.23.  Servicing and Other Compensation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72
         Section 5.24.    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72
         Section 5.25.  Annual Statement as to Compliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   72
         Section 5.26.  Annual Independent Public Accountants' Servicing Report . . . . . . . . . . . . . . . . . . . . . .   73
         Section 5.27.  Access to Certain Documentation; Rights of the Company in Respect of the Master Servicer  . . . . .   73
         Section 5.28.  REMIC-Related Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   73

                                                                   ARTICLE VI

PAYMENTS TO THE CERTIFICATEHOLDERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
         Section 6.01.  Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   75
         Section 6.02.  Statements to the Certificateholders  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82
         Section 6.03.  Advances by the Master Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   84

         Section 6.04.  Allocation of Realized Losses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   85
         Section 6.05.  Compensating Interest Allocation of Certain Interest Shortfalls . . . . . . . . . . . . . . . . . .   86
         Section 6.06.  Subordination . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   86

                                                                  ARTICLE VII

                 REPORTS TO BE PREPARED BY MASTER SERVICER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   87
         Section 7.01.  Master Servicer Shall Provide
                    Information as Reasonably Required  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   87
         Section 7.02.  Federal Information Returns and Reports to Certificateholders . . . . . . . . . . . . . . . . . . .   88

                                                                  ARTICLE VIII

THE COMPANY AND THE MASTER SERVICER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   89
         Section 8.01.  Indemnification; Third Party Claims . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   89
         Section 8.02.  Merger or Consolidation of the Company  or the Master Servicer  . . . . . . . . . . . . . . . . . .   89
         Section 8.03.  Limitation on Liability of the Company, the Master Servicer, the Trustee and Others . . . . . . . .   90
         Section 8.04.  Company and Master Servicer Not to Resign . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   91
         Section 8.05.  Successor to the Master Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   91
         Section 8.06.  Maintenance of Ratings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   93

                                                                   ARTICLE IX

DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   93
         Section 9.01.  Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   93
         Section 9.02.  Waiver of Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   95
         Section 9.03.  Trustee to Act; Appointment of Successor  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   96
         Section 9.04.  Notification to Certificateholders and the Rating Agencies  . . . . . . . . . . . . . . . . . . . .   96

                                                                   ARTICLE X

CONCERNING THE TRUSTEE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   96
         Section 10.01.  Duties of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   96
         Section 10.02.  Certain Matters Affecting the Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   97
         Section 10.03.  Trustee Not Liable for Certificates or Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . .   98
         Section 10.04.  Trustee May Own Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   99
         Section 10.05.  Fees and Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   99
         Section 10.06.  Eligibility Requirements for Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   99
         Section 10.07.  Resignation and Removal of the Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  100
         Section 10.08.  Successor Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  101
         Section 10.09.  Merger or Consolidation of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  101
         Section 10.10.  Appointment of Co-Trustee or Separate Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . .  102

         Section 10.11.  Appointment of Office or Agency  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103

                                                                   ARTICLE XI

TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103
         Section 11.01.  Termination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103

                                                                  ARTICLE XII

MISCELLANEOUS PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105
         Section 12.01.  Severability of Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105
         Section 12.02.  Limitation on Rights of Certificateholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105
         Section 12.03.  Amendment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 106
         Section 12.04.  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 107
         Section 12.05.  Duration of Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 107
         Section 12.06.  Governing Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 107
         Section 12.07.  Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 107
         Section 12.08.  Further Assurances.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 108

EXHIBIT A                 MORTGAGE LOAN SCHEDULE
EXHIBIT B                 CONTENTS OF MORTGAGE FILE
EXHIBIT C                 FORMS OF CLASS A AND CLASS M CERTIFICATES
EXHIBIT D                 [FORM OF CLASS B-1 CERTIFICATE]
EXHIBIT E                 FORM OF TRUSTEE CERTIFICATION
EXHIBIT F                 CERTIFICATE ACCOUNT CERTIFICATION
EXHIBIT G                 CERTIFICATE ACCOUNT LETTER AGREEMENT
EXHIBIT H                 ESCROW ACCOUNT CERTIFICATION
EXHIBIT I                 ESCROW ACCOUNT LETTER AGREEMENT
EXHIBIT J                 FORM OF INVESTMENT LETTER
EXHIBIT J-1               FORM OF RULE 144A INVESTMENT LETTER
ANNEX 1

                 This Pooling and Servicing Agreement, dated as of June 1, 1996, is executed among MorServ, Inc., as seller (together with its permitted successors and assigns, the "Company"), Chemical Bank, as master servicer (together with its permitted successors and assigns, the "Master Servicer") and Norwest Bank Minnesota, N.A., as trustee (together with its permitted successors and assigns, the "Trustee").

                 In consideration of the premises and the mutual agreements hereinafter set forth, the Company, the Master Servicer and the Trustee agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

                 Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

                 ADVANCE: The aggregate of the advances made by the Master Servicer with respect to a particular Remittance Date pursuant to Section 6.03.

                 AGREEMENT: This Pooling and Servicing Agreement and all amendments hereof and supplements hereto.

                 ASSIGNMENT OF MORTGAGE: An assignment of the Mortgage, notice of transfer or equivalent instrument, in recordable form, sufficient under the laws of the jurisdiction where the related Mortgaged Property is located to reflect of record the sale and assignment of the Mortgage Loan to the Trustee, which assignment, notice of transfer or equivalent instrument may, if permitted by law, be in the form of one or more blanket assignments covering Mortgages secured by Mortgaged Properties located in the same county.

                 AVAILABLE DISTRIBUTION AMOUNT: On any Remittance Date, an amount equal to the amount on deposit in the Certificate Account as of the close of business on the related Determination Date except:

                 (a) amounts received on particular Mortgage Loans as late payments or other recoveries of principal or interest (including Liquidation Proceeds, Insurance Proceeds and condemnation awards) and respecting which the Master Servicer previously made an unreimbursed Advance of such amounts;

                 (b) reimbursement for Nonrecoverable Advances and other amounts permitted to be withdrawn by the Master

         Servicer pursuant to Section 5.09 from, or not required to be deposited in, the Certificate Account;

                 (c)  amounts representing all or part of a Monthly Payment due
         (i) after the related Due Period or (ii) on or prior to the Cut-off
         Date;

                 (d) all Repurchase Proceeds, Principal Prepayments, Liquidation Proceeds, Insurance Proceeds and condemnation awards with respect to Mortgage Loans received after the related Principal Prepayment Period, and all related payments of interest representing interest for any period of time after the last day of the related Due Period for such Mortgage Loans;

                 (e) all income from Eligible Investments held in the Certificate Account for the account of the Master Servicer; and

                 (f) any amounts representing Advances of the Master Servicer pursuant to Section 6.03.

                 BOOK-ENTRY CERTIFICATES: The Non-PO Class A Certificates, referred to collectively.

                 BUSINESS DAY:  Any day other than (a) a Saturday or Sunday,
(b) a legal holiday in the State of New York or (c) a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to be closed.

                 CARRY-OVER SUBORDINATED PRINCIPAL AMOUNT: As of any Remittance Date, with respect to any Class of Subordinated Certificates, an amount, if any, equal to the amount of principal distributable to such Class on any prior Remittance Date that has not been so distributed.

                 CASH LIQUIDATION: Recovery of all cash proceeds by the Master Servicer with respect to the liquidation of any Mortgage Loan, including Insurance Proceeds and other payments or recoveries (whether made at one time or over a period of time) which the Master Servicer deems to be finally recoverable, in connection with the sale, assignment or satisfaction of such Mortgage Loan, trustee's sale, foreclosure sale or otherwise, but only if title to the related Mortgaged Property was not acquired by foreclosure or deed in lieu of foreclosure by the Master Servicer pursuant to Section 5.21.

                 CERTIFICATE: Any Class A, Class M, Class B or Class R Certificate.

                 CERTIFICATE ACCOUNT: The account created and maintained pursuant to Section 5.08.

                 CERTIFICATEHOLDER or HOLDER: The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of giving any consent, waiver, request or demand pursuant to this Agreement, any Certificate registered in the name of the Company, the Master Servicer, any Sub-Servicer, or any of their respective affiliates shall be disregarded and the undivided Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect any such consent, waiver, request or demand has been obtained. The Trustee shall be entitled to conclusively rely upon the certificate of the Company or the Master Servicer as to the determination of which Certificates are registered in the name of such affiliates.

                 CERTIFICATE OWNER: Any Person who is the beneficial owner of a Book-Entry Certificate registered in the name of the Depository or its nominee.

                 CERTIFICATE REGISTER:  The register maintained pursuant to
Section 4.02.

                 CHASE: The Chase Manhattan Bank, N.A., a national banking association.

                 CHEMICAL:  Chemical Bank, a New York banking corporation.

                 CHEMICAL INTEREST: The REMIC regular interest in the Trust Fund representing the entitlement to Excess Interest.

                 CLASS: Pertaining to the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-P, Class M, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 or Class R Certificates, as the case may be.

                 CLASS A, CLASS M, CLASS B OR CLASS R: Pertaining to Class A Certificates, Class M Certificates, Class B Certificates or Class R Certificates, as the case may be.

                 CLASS A-P AMOUNT: With respect to any Remittance Date, the meaning specified in Section 6.01(b)(ii).

                 CLASS A CERTIFICATES: The Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5, Class A-6 and Class A-P Certificates, referred to collectively.

                 CLASS A-1 CERTIFICATE: Any one of the Class A-1 Certificates, executed by the Company and authenticated by the Trustee, senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

                 CLASS A-2 CERTIFICATE: Any one of the Class A-2 Certificates, executed by the Company and authenticated by the Trustee, senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

                 CLASS A-3 CERTIFICATE: Any one of the Class A-3 Certificates, executed by the Company and authenticated by the Trustee, senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

                 CLASS A-4 CERTIFICATE: Any one of the Class A-4 Certificates, executed by the Company and authenticated by the Trustee, senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

                 CLASS A-5 CERTIFICATE: Any one of the Class A-5 Certificates, executed by the Company and authenticated by the Trustee, senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

                 CLASS A-6 CERTIFICATE: Any one of the Class A-6 Certificates executed by the Company and authenticated by the Trustee, senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

                 CLASS A-P CERTIFICATE: Any one of the Class A-P Certificates executed by the Company and authenticated by the Trustee, senior in right of payment to the Class M and Class B Certificates, substantially in the form of the Class A Certificate set forth in Exhibit C hereto.

                 CLASS A INTEREST SHORTFALL: With respect to any Remittance Date, the amount equal to the excess, if any, of the amounts allocable to interest described in Section 6.01(b)(i) over the amounts allocable to interest actually distributed to the Non-PO Class A Certificateholders.

                 CLASS A PERCENTAGE: As of any Remittance Date, the percentage obtained by dividing the Class A Principal Balance by the Mortgage Pool Principal Balance, but not more than 100%.

                 CLASS A-6 PERCENTAGE: As of any Remittance Date, the percentage obtained by dividing the Outstanding Certificate Principal Balance of the Class A-6 Certificates by the Non-PO Allocated Amount.

                 CLASS A-6 PREPAYMENTS SHIFT PERCENTAGE: For any Remittance Date, the percentage indicated below:

                                                            Class A-6 Prepayment
                                                            --------------------
Remittance Date Occurring in                                  Shift Percentage
- ----------------------------                                ---------------------
July 1996 through June 2001                                             0%
July 2001 through June 2002                                            30%
July 2002 through June 2003                                            40%
July 2003 through June 2004                                            60%
July 2004 through June 2005                                            80%
July 2005 and thereafter                                              100%

                 CLASS A PRINCIPAL BALANCE: As of any Remittance Date, (a) the Class A Principal Balance for the immediately preceding Remittance Date less
(b) amounts distributed (or deemed distributed) to the Class A Certificateholders on such preceding Remittance Date allocable to principal (including the principal portion of Advances of the Master Servicer made pursuant to Section 6.03 and Realized Losses allocated to the Class A Certificates pursuant to Sections 6.04 and 6.01(b)(v) plus (c) the Class A Interest Shortfall, if any, for the preceding Remittance Date; provided that the Class A Principal Balance on the first Remittance Date shall be the Original Class A Principal Balance.

                 CLASS A-1 SHORTFALL: With respect to any Remittance Date, the amount equal to the excess, if any, of the amount calculated pursuant to
Section 6.01(b)(i)(A) over the amount actually distributed to the Class A-1 Certificateholders.

                 CLASS A-2 SHORTFALL: With respect to any Remittance Date, the amount equal to the excess, if any, of the amount calculated pursuant to
Section 6.01(b)(i)(B) over the amount actually distributed to the Class A-2 Certificateholders pursuant to such Section.

                 CLASS A-3 SHORTFALL: With respect to any Remittance Date, the amount equal to the excess, if any, of the amount calculated pursuant to
Section 6.01(b)(i)(C) over the amount actually distributed to the Class A-3 Certificateholders pursuant to such Section.

                 CLASS A-4 SHORTFALL: With respect to any Remittance Date, the amount equal to the excess, if any, of the amount calculated pursuant to
Section 6.01(b)(i)(D) over the amount actually distributed to the Class A-4 Certificateholders pursuant to such Section.

                 CLASS A-5 SHORTFALL: With respect to any Remittance Date, the amount equal to the excess, if any, of the amount calculated pursuant to
Section 6.01(b)(i)(E) over the amount
actually distributed to the Class A-5 Certificateholders pursuant to such Section.

                 CLASS A-6 SHORTFALL: With respect to any Remittance Date, the amount equal to the excess, if any, of the amount calculated pursuant to
Section 6.01(b)(i)(F) over the amount actually distributed to the Class A-6 Certificateholders on such Remittance Date pursuant to such Section.

                 CLASS A-P SHORTFALL: With respect to any Remittance Date, the amount equal to the excess, if any, of the amount calculated pursuant to
Section 6.01(b)(ii) over the amount actually distributed to the Class A-P Certificates on such Remittance Date pursuant to such Section.

                 CLASS B CERTIFICATES: The Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates, referred to collectively.

                 CLASS B-1 CERTIFICATE: Any one of the Class B-1 Certificates executed by the Company and authenticated by the Trustee, subordinated in right of payment to the Class A and Class M Certificates, substantially in the form of the Class B Certificate set forth in Exhibit D hereto.

                 CLASS B-2 CERTIFICATE: Any one of the Class B-2 Certificates executed by the Company and authenticated by the Trustee, subordinated in right of payment to the Class A, Class M and Class B-1 Certificates, substantially in the form of the Class B Certificate set forth in Exhibit D hereto.

                 CLASS B-3 CERTIFICATE: Any one of the Class B-3 Certificates executed by the Company and authenticated by the Trustee, subordinated in right of payment to the Class A, Class M, Class B-1 and Class B-2 Certificates, substantially in the form of the Class B Certificate set forth in Exhibit D hereto.

                 CLASS B-4 CERTIFICATE: Any one of the Class B-4 Certificates executed by the Company and authenticated by the Trustee, subordinated in right of payment to the Class A, Class M, Class B-1, Class B-2 and Class B-3 Certificates, substantially in the form of the Class B Certificate set forth in Exhibit D hereto.

                 CLASS B-5 CERTIFICATE: Any one of the Class B-5 Certificates executed by the Company and authenticated by the Trustee, subordinated in right of payment to the Class A, Class M, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, substantially in the form of the Class B Certificate set forth in Exhibit D hereto.

                 CLASS B-1 SHORTFALL: With respect to any Remittance Date, the amount equal to the excess, if any, of the amount calculated pursuant to
Section 6.01(d)(i)(1) (A) and (B) over the amount actually distributed to the Class B-1 Certificates.

                 CLASS B-2 SHORTFALL: With respect to any Remittance Date, the amount equal to the excess, if any, of the amount calculated pursuant to
Section 6.01(d)(i)(2) (A) and (B) over the amount actually distributed to the Class B-2 Certificates.

                 CLASS B-3 SHORTFALL: With respect to any Remittance Date, the amount equal to the excess, if any, of the amount calculated pursuant to
Section 6.01(d)(i)(3) (A) and (B) over the amount actually distributed to the Class B-3 Certificates.

                 CLASS B-4 SHORTFALL: With respect to any Remittance Date, the amount equal to the excess, if any, of the amount calculated pursuant to
Section 6.01(d)(i)(4) (A) and (B) over the amount actually distributed to the Class B-4 Certificates.

                 CLASS B-5 SHORTFALL: With respect to any Remittance Date, the amount equal to the excess, if any, of the amount calculated pursuant to
Section 6.01(d)(i)(5) (A) and (B) over the amount actually distributed to the Class B-5 Certificates.

                 CLASS B PERCENTAGE: As of any Remittance Date, the difference between 100% and the sum of (i) the Class A Percentage and (ii) the Class M Percentage for such Remittance Date.

                 CLASS B PRINCIPAL BALANCE: As of any Remittance Date, the excess of the Mortgage Pool Principal Balance (together with the principal portion of any Monthly Payment due but not paid with respect to which an Advance has not been made) over the sum of (i) the Class A Principal Balance and (ii) the Class M Principal Balance.

                 CLASS M CERTIFICATE: Any one of the Class M Certificates executed by the Company and authenticated by the Trustee, subordinated in right of payment to the Class A Certificates, substantially in the form of the Class M Certificate set forth in Exhibit C hereto.

                 CLASS M PERCENTAGE: As of any Remittance Date, the percentage obtained by dividing the Class M Principal Balance by the Mortgage Pool Principal Balance, but not more than 100%; provided, however, that on any Remittance Date on which the Class B Percentage equals 0%, the Class M Percentage shall equal 100% minus the Class A Percentage.

                 CLASS M PRINCIPAL BALANCE: As of any Remittance Date, (a) the Class M Principal Balance for the immediately preceding Remittance Date less
(b) amounts distributed (or deemed
distributed) to the Class M Certificateholders on such preceding Remittance Date allocable to principal (including the principal portion of Advances of the Master Servicer made pursuant to Section 6.03 and Realized Losses allocated to the Class M Certificates pursuant to Sections 6.04 and 6.01(c)(ii)) plus (c) the Class M Shortfall, if any, for the preceding Remittance Date; provided that the Class M Principal Balance on the first Remittance Date shall be the Original Class M Principal Balance, and provided further that if the aggregate Outstanding Certificate Principal Balance of the Class B Certificates has been reduced to zero, as of any Remittance Date, the Class M Principal Balance will equal the excess of the Mortgage Pool Principal Balance (together with the portion of any Monthly Payment due but not paid with respect to which an Advance has not been made) over the Class A Principal Balance.

                 CLASS M SHORTFALL: With respect to any Remittance Date, the amount equal to the excess, if any, of the amount calculated pursuant to
Section 6.01(c)(i) (A) and (B) over the amount actually distributed to the Class M Certificateholders.

                 CLASS R CERTIFICATE: Any one of the Certificates executed by the Company and authenticated by the Trustee, which in the aggregate represent the Residual Interest, substantially in the form of the Class R Certificate set forth in Exhibit D hereto.

                 CLOSING DATE:  June 20, 1996.

                 CODE: The Internal Revenue Code of 1986, as amended from time to time, and any successor statutes thereto, and applicable U.S. Department of Treasury temporary or final regulations promulgated thereunder.

                 COMPANY: MorServ, Inc., a Delaware corporation, or its successor in interest or any successor under this Agreement appointed as herein provided.

                 COMPENSATING INTEREST:  The meaning specified in Section
6.05(a).

                 COMPENSATING INTEREST SHORTFALL:  The meaning specified in
Section 6.05(b).

                 CO-OP LEASE: With respect to a Co-op Loan, the lease with respect to a dwelling unit occupied by the Mortgagor and relating to the stock allocated to the related dwelling unit.

                 CO-OP LOAN: A Mortgage Loan secured by the pledge of stock allocated to a dwelling unit in a residential cooperative housing corporation and a collateral assignment of the related Co-op Lease.

                 CORPORATE TRUST OFFICE: The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this instrument is located at Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479.

                 CREDIT SUPPORT: With respect to each Class of Subordinated Certificates (other than the Class B-5 Certificates), the level of credit support supporting such Class, expressed as a percentage of the aggregate Outstanding Certificate Principal Balance of all Classes of Certificates (other than the Class A-P Certificates). With respect to each Remittance Date, Credit Support for each such Class will equal in each case the percentage, rounded to two decimal places, obtained by dividing the aggregate Outstanding Certificate Principal Balances immediately prior to such Distribution Date of all Classes of Subordinated Certificates having higher numerical class designations than such Class (for this purpose, each Class of Class M Certificates shall be deemed to have a lower numerical class designation than each Class of Class B Certificates) by the aggregate Outstanding Certificate Principal Balance of all Classes of Certificates (other than the Class A-P Certificates) immediately prior to such Remittance Date.

                 CUT-OFF DATE:  June 1, 1996.

                 DEFINITIVE CERTIFICATES:  The Certificates referred to in
Section 4.01(c).

                 DEPOSITORY: The Depository Trust Company, the nominee of which is Cede & Co.

                 DEPOSITORY AGREEMENT: The agreement referred to in Section 4.01(b).

                 DEPOSITORY PARTICIPANT: A broker, dealer, bank or other financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

                 DETERMINATION DATE: The later of (i) the sixteenth day of the month in which the related Remittance Date occurs (or, if such sixteenth day is not a Business Day, the next succeeding Business Day), or (ii) the seventh Business Day prior to the related Remittance Date.

                 DISQUALIFIED ORGANIZATION:  An organization referred to in section 860E(e)(5) of the Code.

                 DUE DATE: The first day of each month, being the day of the month on which each Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

                 DUE PERIOD: With respect to any Remittance Date, the period from the second day of the month preceding the month in which such Remittance Date occurs through the first day of the month in which such Remittance Date occurs.

                 ELIGIBLE ACCOUNT: An account that is (i) maintained with a depository institution the long-term unsecured debt obligations of which are rated by each Rating Agency and S&P in one of its two highest rating categories, or (ii) maintained with the corporate trust department of a national bank which has a rating of at least BBB- or A-2 by S&P, or (iii) an account or accounts the deposits in which are fully insured by the FDIC, or
(iv) an account or accounts in a depository institution in which such accounts are insured by the FDIC (to the limit established by the FDIC), the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to and acceptable to the Trustee and each Rating Agency, the Certificateholders have a claim with respect to the funds in such account and a perfected first security interest against any collateral (which shall be limited to Eligible Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution with which such account is maintained, or (v) otherwise acceptable to each Rating Agency without reduction or withdrawal of the rating of any Class of Certificates, as evidenced by a letter from each Rating Agency.

                 ELIGIBLE INVESTMENTS:  One or more of the following:

             (i) obligations of, or guaranteed as to principal and interest by, the United States or obligations of any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States; provided that any such obligation held as a "cash flow investment" within the meaning of section 860G(a)(6) of the Code shall not have a remaining maturity of more than 45 days;

             (ii) repurchase agreements on obligations specified in clause (i) maturing not more than two months from the date of acquisition thereof, provided that the long-term unsecured obligations of the party agreeing to repurchase such obligations are at the time rated by each Rating Agency in one of its two highest rating categories and the short-term debt obligations of the party agreeing to repurchase are rated A-1 by S&P and F-1+ by Fitch, if rated by Fitch;

            (iii) federal funds, certificates of deposit, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 60 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days) of any United States depository institution or trust company incorporated under the laws of the United States or any state, provided that the long-term unsecured debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by each Rating Agency in one of its two highest rating categories and the short-term obligations of such depository institution or trust company are rated A-1 by S&P and F-1+ by Fitch, if rated by Fitch;

             (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition has been rated by each Rating Agency in its highest short-term unsecured commercial paper rating category; provided that such commercial paper shall have a remaining maturity of not more than 45 days;

              (v) the Fund unless S&P or Fitch notifies the Master Servicer in writing that investment in the Fund would result in a reduction or withdrawal of the rating of any of the Class A or Class M Certificates; and

             (vi) other obligations or securities that are "permitted investments" within the meaning of Section 860G(a)(5) of the Code and acceptable to each Rating Agency and S&P rating the Certificates as an Eligible Investment hereunder and will not result in a reduction or withdrawal in the then current rating of any Class of Certificates, as evidenced by a letter to such effect from each Rating Agency;

provided that no such instrument shall be an Eligible Investment if such instrument evidences either (a) a right to receive only interest payments with respect to the obligations underlying such instrument, or (b) both principal and interest payments derived from obligations underlying such instrument where the interest and principal payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

                 ERISA: The Employee Retirement Income Security Act of 1974, as amended.

                 ESCROW ACCOUNT: The account or accounts created and maintained pursuant to Section 5.10.

                 ESCROW PAYMENTS: The amounts constituting applicable ground rents, taxes, assessments, water rates, Standard Hazard Policy premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to a Mortgage Loan.

                 EXCEPTION REPORT:  The report of the Trustee referred to in
Section 2.02.

                 EXCESS INTEREST: With respect to each Mortgage Loan, an amount equal to the excess, if any, of interest payable at the applicable Net Mortgage Rate over interest payable at the Remittance Rate.

                 EXCESS PROCEEDS: All amounts (net of the related Servicing Advances) received on any Mortgage Loan (whether as regular principal payments, Principal Prepayments, Repurchase Proceeds, Liquidation Proceeds, Insurance Proceeds, condemnation awards, or with respect to a disposition of a Mortgaged Property which has been acquired by foreclosure or deed in lieu of foreclosure or otherwise) in excess of the Principal Balance at the Cut-off Date of such Mortgage Loan and accrued interest thereon at its Mortgage Rate to the Due Date immediately succeeding the date of prepayment, repurchase or liquidation, as the case may be.

                 FDIC: The Federal Deposit Insurance Corporation or any successor organization.

                 FHLMC: The Federal Home Loan Mortgage Corporation or any successor organization.

                 FIDELITY BOND: A fidelity bond and errors and omissions insurance to be maintained by the Master Servicer pursuant to Section 5.19.

                 FITCH: Fitch Investors Service, L.P., or its successor in interest.

                 FNMA: The Federal National Mortgage Association or any successor organization.

                 FUND: The VISTA U.S. Government Money Market Fund and the VISTA Prime Money Market Fund, referred to collectively. The Master Servicer shall instruct the Trustee regarding the voting of any proxies with respect to the Fund.

                 INDIRECT PARTICIPANT: A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

                 INSURANCE PROCEEDS: Proceeds paid by any insurer pursuant to any insurance policy covering a Mortgage Loan, net of costs of collecting such proceeds and net of amounts released to the Mortgagor or applied to the restoration of the Mortgaged Property.

                 INSURED EXPENSES:  Expenses covered by any insurance policy.

                 INTEREST SHORTFALL: With respect to any Remittance Date, the amount equal to the excess of all amounts payable on the Certificates with respect to interest over the amount of interest actually distributed to the Certificateholders on such Remittance Date. Amounts shall be deemed distributed on account of interest under this Agreement prior to amounts distributed on account of principal.

                 LATE COLLECTIONS: With respect to any Mortgage Loan, all amounts received during any Due Period, whether as late payments of Monthly Payments or as Liquidation Proceeds, condemnation proceeds, Insurance Proceeds, or with respect to a disposition of a Mortgaged Property which has been acquired by foreclosure or deed in lieu of foreclosure or otherwise, which represent late payments or collections of Monthly Payments due but delinquent for a previous Due Period and not previously recovered.

                 LIQUIDATED MORTGAGE LOAN: Any Mortgage Loan (a) as to which the Master Servicer has determined that all amounts which it expects to recover from or on account of such Mortgage Loan or property acquired in respect thereof have been recovered, (b) as to which a Cash Liquidation has taken place or (c) with respect to which the Mortgaged Property has been acquired by foreclosure or deed in lieu of foreclosure and a disposition (the term disposition shall include, for purposes of a repurchase pursuant to Section 11.01, any repurchase of a Mortgaged Property pursuant to such Section) of such Mortgaged Property has occurred.

                 LIQUIDATION EXPENSES: Expenses which are incurred by the Master Servicer or any Sub-Servicer in connection with the liquidation of any defaulted Mortgage Loan or property acquired in respect thereof including, without limitation, legal fees and expenses, any unreimbursed amount expended by the Master Servicer pursuant to Sections 5.16 and 5.21 respecting the related Mortgage Loan and any related and unreimbursed expenditures for real estate property taxes or for property restoration or preservation.

                 LIQUIDATION PROCEEDS: Cash (including Insurance Proceeds) received by the Master Servicer in connection with the liquidation of any Mortgage Loan or Mortgaged Property acquired in respect thereof, whether through the sale or assignment of such Mortgage Loan (other than pursuant to Section 5.21), trustee's sale, foreclosure sale or otherwise, or the sale of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage Loan other than amounts required to be paid to the Mortgagor pursuant to law or the terms of the applicable Mortgage Note.

                 LOAN-TO-VALUE RATIO: The fraction, expressed as a percentage, the numerator of which is the outstanding principal amount of the related Mortgage Loan at the time of origination (or, (i) for purposes of Section 5.15, at the time of determination and (ii) for purposes of a Mortgage Loan with respect to which a conversion from adjustable rate to fixed rate has occurred, at the time of initial origination) and the denominator of which is the appraised value of the related Mortgaged Property at the time of origination or, in the case of a Mortgage Loan financing the acquisition of the Mortgaged Property, the sales price of the Mortgaged Property, if such sales price is less than such appraised value.

                 MASTER SERVICER: Chemical or its successor in interest or any successor under this Agreement as herein provided.

                 MONTHLY PAYMENT: The minimum required monthly payment of principal and interest due on a Mortgage Loan as specified in the Mortgage Note for any Due Date (before any adjustment to such scheduled amount by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period). Monthly Payments shall be deemed due on an Outstanding Mortgage Loan until such time as it becomes a Liquidated Mortgage Loan.

                 MOODY'S: Moody's Investors Service, Inc., or its successor in interest.

                 MORTGAGE: With respect to a Mortgage Loan that is not a Co-op Loan, the mortgage, deed of trust or other instrument creating a first lien or a first priority ownership interest in an estate in fee simple in real property securing a Mortgage Note. With respect to a Co-op Loan, the security agreement creating a security interest in the stock allocated to a dwelling unit in a residential cooperative housing corporation and pledged to secure such Co-op Loan and the related Co-op Lease.

                 MORTGAGE FILE: As to each Mortgage Loan, the items referred to in Exhibit B annexed hereto.

                 MORTGAGE LOAN: An individual mortgage loan and all rights with respect thereto, evidenced by a Mortgage and a Mortgage Note, sold and assigned by the Company to the Trustee and which is subject to this Agreement and included in the Trust Fund. The Mortgage Loans originally sold and subject to this Agreement are identified on the Mortgage Loan Schedule.

                 MORTGAGE LOAN SCHEDULE: The schedule of Mortgage Loans attached hereto as Exhibit A, as it may be amended in accordance with Section 3.05, setting forth the following information as to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) the street address of the Mortgaged Property including the zip code; (iii) an indication of whether the Mortgaged Property is owner-occupied; (iv) the property type of the Mortgaged Property; (v) the original number of months to stated or scheduled maturity and the number of months remaining to stated maturity from the Cut-off Date; (vi) (a) the appraised value of the Mortgaged Property as set forth in an appraisal which was delivered at the time of the origination of the Mortgage Loan, or, in the event the Mortgage Loan was made in connection with the acquisition of the Mortgaged Property by the Mortgagor, the lesser of such appraised value and the purchase price of the Mortgaged Property actually paid by the Mortgagor at the time of the origination of the Mortgage Loan, and (b) the percentage of the original principal amount of the Mortgage Loan to the amount specified in (a) above; (vii) the original principal balance of the Mortgage Loan; (viii) the unpaid principal balance of the Mortgage Loan as of the close of business on the Cut-off Date; (ix) the Mortgage Rate; (x) the amount of the current Monthly Payment; and (xi) the PO Percentage with respect to such Mortgage Loan.

                 MORTGAGE LOAN SELLER:  Chemical.

                 MORTGAGE NOTE: The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

                 MORTGAGE POOL:  The pool of Mortgage Loans held in the Trust
Fund.

                 MORTGAGE POOL PRINCIPAL BALANCE: As of the date of determination, the aggregate of the Principal Balances of each Outstanding Mortgage Loan on such date of determination less the principal portion of any Monthly Payment due but not paid with respect to which an Advance has not been made.

                 MORTGAGED PROPERTY:  The property securing a Mortgage Note.

                 MORTGAGE RATE: With respect to each Mortgage Loan, the per annum rate of interest borne by the Mortgage Loan, as specified in the Mortgage Note.

                 MORTGAGOR:  The obligor on a Mortgage Note.

                 NET LIQUIDATION PROCEEDS: As to any Liquidated Mortgage Loan, Liquidation Proceeds net of Liquidation Expenses.

                 NET MORTGAGE RATE: With respect to each Mortgage Loan, a per annum rate of interest for the applicable period equal to the Mortgage Rate less the applicable Servicing Fee.

                 NON-PO ALLOCATED AMOUNT: At the time of any determination, the amount derived by (i) multiplying the Principal Balance of each Mortgage Loan on such date of determination by the Non-PO Percentage with respect to such Mortgage Loan and
(ii) summing the results.

                 NON-PO CLASS A CERTIFICATES: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates, referred to collectively.

                 NON-PO CLASS A DISTRIBUTION AMOUNT: With respect to any Remittance Date, the lesser of (a) the Non-PO Class A Principal Balance plus one month's interest thereon at the Remittance Rate and (b) the sum of:

             (i)   the Non-PO Class A Percentage of the applicable
         Non-PO Percentage of the principal portion of all Monthly Payments, whether or not received, which were due during the related Due Period (including but not limited to any amounts representing the final scheduled Monthly Payment on a Mortgage Loan described in this paragraph (i), which amounts shall be deemed due on each Due Date until and including the Due Date on which the Principal Balance of the Mortgage Loan is reduced to zero) on Mortgage Loans which were outstanding during such Due Period, plus the Non-PO Class A Percentage of the interest portion of such Monthly Payments, adjusted to the Remittance Rate;

             (ii) the Non-PO Class A Prepayment Percentage of the applicable Non-PO Percentage of all Principal Prepayments made on any Mortgage Loan during the related Principal Prepayment Period plus the Non-PO Class A Percentage of the lesser of (A) the amount of interest (adjusted to the Remittance Rate) paid with respect thereto by the Mortgagors and the amount of Compensating Interest paid with respect thereto by the Master Servicer pursuant to Section 6.05 and (B) one month's interest thereon at the Remittance Rate; provided, however, that to the extent any such interest is included in the amount computed pursuant to clause (i) above, such amount of interest shall be deducted from the amount computed pursuant to this clause (ii);

            (iii) with respect to each Mortgage Loan not described in (iv) below, the Non-PO Class A Percentage of the applicable Non-PO Percentage of the principal portion of all Insurance Proceeds, condemnation awards and any other cash proceeds from a source other than the applicable Mortgagor, to the extent required to be deposited in the Certificate Account pursuant to Section 5.08(iv) and (v), which were received during the related Principal Prepayment Period plus the Non-PO Class A Percentage of the interest portion thereof, adjusted to the Remittance Rate, net of related unreimbursed Servicing Advances and net of any portion thereof which, as to any such Mortgage Loan, constitutes Late Collections that have been the subject of an Advance on any prior Remittance Date (together with accrued and unpaid interest on such net Insurance Proceeds, condemnation awards and other cash proceeds at the Remittance Rate);

             (iv) with respect to each Mortgage Loan which has become a Liquidated Mortgage Loan during the related Principal Prepayment Period, the least of (A) the Non-PO Class A Percentage of applicable Non-PO Percentage of an amount equal to the Principal Balance of such Liquidated Mortgage Loan as of the Due Date immediately preceding the date on which it became a Liquidated Mortgage Loan plus the Non-PO Class A Percentage of one-month's interest thereon at the Remittance Rate, (B) the Non-PO Class A Prepayment Percentage of the applicable Non-PO Percentage of the Net Liquidation Proceeds with respect to such liquidated Mortgage Loan (net of any unreimbursed Advances) plus the Non-PO Class A Percentage of one month's interest thereon at the Remittance Rate, and (C) in the case of a Discount Mortgage Loan, the Non-PO Class A Prepayment Percentage of the Net Liquidation Proceeds with respect to such Liquidated Mortgage Loan (net of any unreimbursed Advances) exclusive of amounts distributable to the Class A-P Certificates, plus the Non-PO Class A Percentage of one month's interest thereon at the Remittance Rate.

              (v) with respect to each Mortgage Loan repurchased during the related Principal Prepayment Period pursuant to Section 2.02, 3.01, 5.21 or 11.01, an amount equal to the Non-PO Class A Prepayment Percentage of the applicable Non-PO Percentage of the principal portion of the Purchase Price plus the Non-PO Class A Percentage of the interest portion of the Purchase Price, adjusted to the Remittance Rate (net of amounts with respect to which a distribution of principal and interest has previously been made to the Non-PO Class A Certificateholders); provided, however, that with respect to any repurchase pursuant to Section 11.01, an amount not less than the then Outstanding Certificate Principal Balance of the Non-PO Class A Certificates, together with accrued and unpaid interest thereon at the Remittance Rate;

             (vi) during such time as the aggregate Outstanding Certificate Principal Balance of the Subordinated Certificates equals zero, the excess of the Non-PO Class A Principal Balance over the Non-PO Allocated Amount, if any, as of the preceding Remittance Date plus one month's interest thereon at the Remittance Rate; and

            (vii) any funds (other than those included in (i) - (vi) above with respect to such Remittance Date) which were not distributed to the Non-PO Class A Certificateholders on any prior Remittance Date which would have constituted part of the Non-PO Class A Distribution Amount had they been so distributed on such Remittance Date, together with interest thereon at the Remittance Rate.

                 NON-PO CLASS A PERCENTAGE: As of any Remittance Date, the fraction, expressed as a percentage (which shall never exceed 100%), the numerator of which is the Non-PO Class A Principal Balance and the denominator of which is the Non-PO Allocated Amount as of the immediately preceding Due Date.

                 NON-PO CLASS A PREPAYMENT PERCENTAGE: As of any Remittance Date up to and including the Step-down Date, 100%; as of any Remittance Date during the first year thereafter, the Class A Percentage plus 70% of the Subordinated Percentage for such Remittance Date; as of any Remittance Date during the second year thereafter, the Class A Percentage plus 60% of the Subordinated Percentage for such Remittance Date; as of any Remittance Date during the third year thereafter, the Class A Percentage plus 40% of the Subordinated Percentage for such Remittance Date; as of any Remittance Date during the fourth year thereafter, the Class A Percentage plus 20% of the Subordinated Percentage for such Remittance Date; and as of any Remittance Date after the fourth year thereafter, the Class A Percentage; provided that if the Class A Percentage as of any such Remittance Date is greater than the Class A Percentage on the first Remittance Date, the Class A Prepayment Percentage shall be 100%; and provided further that whenever the Class A Percentage equals 0%, the Class A Prepayment Percentage shall equal 0%.

                 NON-PO CLASS A PRINCIPAL BALANCE:  As of any Remittance Date,
(a) the Non-PO Class A Principal Balance for the immediately preceding Remittance Date less (b) amounts distributed (or deemed distributed) to the Non-PO Class A Certificateholders on such preceding Remittance Date allocable to principal (including the principal portion of Advances of the Master Servicer made pursuant to Section 6.03 and Realized Losses allocated to the Non-PO Class A Certificates pursuant to Sections 6.04 and 6.01(b)(v)) plus (c) the Class A Interest Shortfall, if any, for the preceding Remittance Date; provided that the Non-PO Class A Principal Balance on the first Remittance Date shall be the Original Non-PO Class A Principal Balance.

                 NON-PO CLASS A PRINCIPAL DISTRIBUTION AMOUNT:  As defined in
Section 6.01(a)(ii)(A).

                 NON-PO PERCENTAGE: With respect to each Mortgage Loan, the fraction, expressed as a percentage (but not greater than 100%), the numerator of which equals the applicable Net Mortgage Rate and the denominator of which equals the Remittance Rate.

                 NONRECOVERABLE ADVANCE: Any Advance previously made or proposed to be made in respect of a Mortgage Loan by the Master Servicer pursuant to Section 6.03 which, in the good faith judgment of the Master Servicer, will not or, in the case of a proposed Advance, would not, ultimately be recoverable by the Master Servicer from Late Collections or otherwise. The determination by the Master Servicer that it has made, or would be making, a Nonrecoverable Advance shall be evidenced by a certificate of a Servicing Officer of the Master Servicer delivered to the Trustee, any co-trustee and the Company and detailing the reasons for such determination.

                 OFFICERS' CERTIFICATE: A certificate signed by two of the Chairman of the Board, the Vice Chairman of the Board, the President or a Vice President, the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries or any other duly authorized officer of the Company or the Master Servicer, and delivered to the Trustee.

                 OPINION OF COUNSEL: A written opinion of counsel, who may be counsel for the Company or the Master Servicer and who is reasonably acceptable to the Trustee.

                 ORIGINAL CERTIFICATE PRINCIPAL BALANCE: With respect to any Class of Certificates, the amount specified for such Class in Section 4.01(d).

ORIGINAL CLASS A PRINCIPAL BALANCE:                                                                            $176,296,335.53
- ----------------------------------

ORIGINAL CLASS M PRINCIPAL BALANCE:                                                                            $  2,740,000.00
- ----------------------------------

ORIGINAL CLASS B PRINCIPAL BALANCE:                                                                            $  3,654,487.78
- ----------------------------------

ORIGINAL NON-PO CLASS A PRINCIPAL
- ----------------------------------
BALANCE:                                                                                                       $172,596,000.00
- -------

                 ORIGINAL CREDIT SUPPORT: With respect to any Class of Subordinated Certificates (other than the Class B-5 Certificates), the level of Credit Support indicated below:

                 Class M:                  2.04%
                 Class B-1:                1.28%
                 Class B-2:                0.77%
                 Class B-3:                0.51%
                 Class B-4:                0.31%

                 OUTSTANDING CERTIFICATE PRINCIPAL BALANCE: With respect to any Class (other than the Class R Certificates) of Certificates and any Remittance Date, the sum of (a) the Original Certificate Principal Balance of such Class and (b) (except with respect to (I) the Class of Class B Certificates then outstanding having the highest numerical class designation and (II) during such time as the aggregate Outstanding Certificate Principal Balance of the Class B Certificates equals zero, the Class M Certificates) any Interest Shortfalls with respect to such Class prior to such Remittance Date, minus the sum of (i) any distributions of principal made on such Class prior to such Remittance Date and (ii) any Realized Losses allocated to such Class prior to such Remittance Date; provided, however, that (I) with respect to the Class of Class B Certificates then outstanding having the highest numerical class designation, the Outstanding Certificate Principal Balance of such Class shall equal the excess of the Mortgage Pool Principal Balance (together with the principal portion of any Monthly Payment due but not paid with respect to which an Advance has not been made) over the sum of the Outstanding Certificate Principal Balances of all Classes of Certificates (other than the Class of Class B Certificates then outstanding having the highest numerical class designation); and (II) during such time as the Outstanding Certificate Principal Balance of the Class B-1 Certificates equals zero, with respect to the Class M Certificates, the Outstanding Certificate Principal Balance of such Class shall equal the excess of the Mortgage Pool Principal Balance (together with the principal portion of any Monthly Payment due but not paid with respect to which an Advance has not been made) over the Class A Principal Balance.

                 OUTSTANDING MORTGAGE LOAN: As to any Remittance Date, a Mortgage Loan which was not paid in full during the related or any previous Principal Prepayment Period, which did not become a Liquidated Mortgage Loan during the related or any previous Principal Prepayment Period and which was not repurchased under Section 2.02, 3.01, 5.21 or 11.01 during the related or any previous Principal Prepayment Period.

                 PACS: The Class A-1, Class A-2 and Class A-3 Certificates, referred to collectively.

                 PASS-THRU ENTITY: A "Pass-Thru Entity" as defined in Section 860E(e)(6) of the Code.

                 PAYING AGENT: The Person appointed by the Trustee as Paying Agent pursuant to Section 4.05.

                 PAYING AGENT ACCOUNT: The account created and maintained pursuant to Section 4.05.

                 PERCENTAGE INTEREST: As to any Certificate, the percentage interest evidenced thereby in distributions required to be made hereunder, such percentage interest being equal, with respect to any Class, to the percentage obtained by dividing the denomination of such Certificate by the aggregate of the denominations of all the Certificates of such Class and with respect to all Certificates, the percentage obtained by dividing the denomination of such Certificate by the aggregate of the denominations of all the Certificates.

                 PERSON: Any individual, corporation, partnership, limited liability company, limited liability partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                 PLANNED AMORTIZATION BALANCE: As of any Remittance Date, the amount specified for such Remittance Date in Annex I.

                 PO ALLOCATED AMOUNT: At the time of any determination, the amount derived by (i) multiplying the Principal Balance of each Mortgage Loan by the PO Percentage with respect to such Mortgage Loan and (ii) summing the results.

                 PO PERCENTAGE: The PO Percentage with respect to each Mortgage Loan as identified on the Mortgage Loan Schedule, such percentage being equal to the fraction, expressed as a percentage (but not less than 0%), the numerator of which equals the excess of the Remittance Rate over the applicable Net Mortgage Rate and the denominator of which equals the Remittance Rate.

                 PRIMARY INSURANCE POLICY: Each primary policy of mortgage guaranty insurance or any replacement policy therefor referred to in Section
5.15 hereof.

                 PRINCIPAL BALANCE: At the time of any determination, the principal balance of a Mortgage Loan remaining to be paid at the close of business on the Cut-off Date (after deduction of all principal payments due on or before the Cut-off Date whether or not paid) (or, in the case of a substitute Mortgage Loan included in the Trust Fund pursuant to Section 3.05, the close of business as of the date of substitution) reduced by all amounts previously distributed to Certificateholders that are allocable to payments of principal on such Mortgage Loan (including the principal portion of Advances of the Master Servicer made pursuant to Section 6.03).

                 PRINCIPAL PREPAYMENT: Any payment or other recovery of principal on a Mortgage Loan (other than Late Collections) which is received other than as part of a Monthly Payment; provided, however, that the term Principal Prepayment does not include Insurance Proceeds, Liquidation Proceeds, condemnation awards or other cash proceeds from a source other than the applicable Mortgagor.

                 PRINCIPAL PREPAYMENT PERIOD: With respect to any Remittance Date, the period beginning on the first day of the month preceding the month in which such Remittance Date occurs and ending on the last day of such month.

                 PURCHASE PRICE: With respect to any Mortgage Loan required to be purchased on any date pursuant to Section 2.02,

3.01, 5.21 or 11.01, an amount equal to the sum of (a) 100% of the Principal Balance thereof, (b) unpaid accrued interest at the Mortgage Rate thereon from the Due Date on which interest was last paid by the Mortgagor or Advanced by the Master Servicer to the Due Date next following the date of repurchase and
(c) the aggregate of any unreimbursed Advances.

                 RATING AGENCY: Any nationally recognized statistical rating organization, or its successor, that rated one or more Classes of Certificates at the request of the Company at the time of the initial issuance of the Certificates. If such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, designated by the Company, notice of which designation shall be given to the Trustee and the Master Servicer. References herein to the two highest long-term debt rating categories of a Rating Agency shall mean AA or better in the case of S&P and AA or better in the case of Fitch.

                 REALIZED LOSS: With respect to (i) a Liquidated Mortgage Loan, the amount, if any, by which the unpaid Principal Balance and accrued interest thereon at a rate equal to the Net Mortgage Rate exceeds the amount actually recovered by the Master Servicer with respect thereto (net of reimbursement of Advances and Servicing Advances) at the time such Mortgage Loan became a Liquidated Mortgage Loan or (ii) with respect to a Mortgage Loan which is not a Liquidated Mortgage Loan, any amount of principal that the Mortgagor is no longer legally required to pay (except for the extinguishment of debt that results from the exercise of remedies due to default by the Mortgagor).

                 RECORD DATE: The close of business of the last Business Day of the month preceding the month of the related Remittance Date.

                 REMIC: A "real estate mortgage investment conduit," as such term is defined in Section 860D of the Code. References herein to "the REMIC" shall mean the REMIC created hereunder.

                 REMIC PROVISIONS: Provisions of the federal income tax law relating to REMICs which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations and rulings promulgated thereunder, as the foregoing are in effect (or with respect to proposed regulations, are proposed to be in effect) from time to time.

                 REMIC REPORTING AGENT: The person so designated in Section 7.02(b).

                 REMITTANCE DATE: The 25th day of any month, or if such 25th day is not a Business Day, the first Business Day immediately following, beginning with July 25, 1996.

                 REMITTANCE RATE: The per annum rate of interest borne by each Class of Certificates (other than the Class A-P and Class R Certificates), which rate shall equal 7.00%. Interest with respect to each Class of Certificates (other than the Class A-P and Class R Certificates) at the Remittance Rate shall be calculated based on a year of 360 days comprised of twelve 30-day months.

                 REPURCHASE PROCEEDS: All proceeds of any Mortgage Loan or property acquired in respect thereof repurchased pursuant to Section 2.02, 3.01, 5.21 or 11.01.

                 RESIDUAL INTEREST: The interest in the Trust Fund represented by: (i) the amounts, if any, remaining in the Certificate Account following the termination of the Trust Fund after payments to the Class A Certificateholders, the Class M Certificateholders, the Class B Certificateholders and the holders of the Chemical Interest and (ii) all other amounts distributable to the Class R Certificates pursuant to this Agreement. The Residual Interest is represented by the Class R Certificates.

                 RESPONSIBLE OFFICER: When used with respect to the Trustee, any Senior Vice President, any Vice President, any Assistant Vice President, any Senior Trust Officer, any Trust Officer or any other officer of the Trustee in its Corporate Trust Office customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer in its Corporate Trust Office to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                 S&P: Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successor in interest.

                 SALE AGREEMENT: The Mortgage Loan Sale Agreement dated as of June 20, 1996 between the Company and Chemical.

                 SCHEDULED PRINCIPAL AMOUNT: On any Remittance Date, an amount equal to the applicable Non-PO Percentage of the principal portion of Monthly Payments, whether or not received, which were due during the related Due Period (including but not limited to any amounts representing the final scheduled Monthly Payment on a Mortgage Loan, which amounts shall be deemed due on each Due Date until and including the Due Date on which the Principal Balance of the Mortgage Loan is reduced to zero) on Mortgage Loans which were outstanding during such Due Period.

                 SERVICING ADVANCES: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by the Master Servicer of its servicing obligations and which are "unanticipated expenses" of the REMIC, as defined in the REMIC Provisions, including, but not limited to, the cost of (i) the preservation, restoration and protection of the Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures,
(iii) the management and liquidation of the Mortgaged Property if the Mortgaged Property is acquired in satisfaction of the Mortgage, (iv) taxes and assessments on the Mortgaged Properties subject to the Mortgage Loans and (v) compliance with the obligations under Section 5.21.

                 SERVICING FEE: The amount of the monthly fee paid for the servicing of the Mortgage Loans, equal to, as of any Remittance Date, the total of, with respect to each Mortgage Loan (other than a Mortgage Loan having a Mortgage Rate of less than 7.250% per annum), one-twelfth of 0.25% per annum of the Principal Balance thereof as of the Determination Date in the preceding month, subject to adjustment as provided in Section 6.05. The Servicing Fee with respect to each Mortgage Loan having a Mortgage Rate of less than 7.250% per annum is equal to one-twelfth of 0.20% per annum of the Principal Balance thereof as of the Determination Date in the preceding month, subject to adjustment as provided in Section 6.05. The Servicing Fee shall be payable only at the time of and with respect to those Mortgage Loans for which payment is in fact made of the entire amount of the Monthly Payments that shall have come due and only at the time such Monthly Payment shall be made. The right to receive the Servicing Fee is limited to, and the Servicing Fee is payable solely from, the interest portion of such Monthly Payments collected by the Master Servicer, or as otherwise provided under Section 5.09 or 5.23.

                 SERVICING OFFICER: Any officer of the Master Servicer or any Sub-servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a written certificate listing servicing officers furnished to the Trustee by the Master Servicer on or prior to the Closing Date, and signed on behalf of the Master Servicer or any Sub-servicer by its President, any Vice President or its Treasurer, as such certificate may from time to time be amended.

                 SHORTFALL: With respect to any Remittance Date, the amount equal to the excess, if any, of the Non-PO Class A Distribution Amount over the amount actually distributed to Non-PO Class A Certificateholders on such Remittance Date.

                 SINGLE CERTIFICATE: A Certificate of any Class that evidences the smallest permissible original denomination for such Class of Certificates as specified in Section 4.01(d).

                 STANDARD HAZARD POLICY: Each standard hazard insurance policy or replacement therefor referred to in Section 5.16.

                 STEP-DOWN DATE: The earliest of the Remittance Date in July 2001 or any succeeding anniversary thereof on which the following conditions are satisfied:

                 (a) the average ratio (expressed as a percentage) for the preceding six Remittance Dates of the outstanding principal balances of Outstanding Mortgage Loans 60 days or more delinquent (including loans in foreclosure and with respect to owned real estate) to the Mortgage Pool Principal Balance as of such Remittance Dates is less than 50% of the then-current Subordinated Percentage; and

                 (b) Realized Losses through the Remittance Date preceding the then applicable Remittance Date (including Nonrecoverable Advances) do not exceed the following thresholds:

                      (i) on July 25, 2001, 30% of the Subordinated Percentage of the Mortgage Pool Principal Balance as of the Cut-off Date;

                     (ii) on July 25, 2002, 35% of the Subordinated Percentage of the Mortgage Pool Principal Balance as of the Cut-off Date;

                    (iii) on July 25, 2003, 40% of the Subordinated Percentage of the Mortgage Pool Principal Balance as of the Cut-off Date;

                     (iv) on July 25, 2004, 45% of the Subordinated Percentage of the Mortgage Pool Principal Balance as of the Cut-off Date; and

                      (v) on any date after July 25, 2004, 50% of the Subordinated Percentage of the Mortgage Pool Principal Balance as of the Cut-off Date.

                 SUBORDINATED CERTIFICATES: The Class M and Class B Certificates, referred to collectively.

                 SUBORDINATED PERCENTAGE: As of any Remittance Date, the difference between 100% and the Non-PO Class A Percentage.

                 SUBORDINATED PRINCIPAL DISTRIBUTION AMOUNT: With respect to any Remittance Date, an amount equal to the portion of the Available Distribution Amount relating to payments of principal of the Mortgage Loans remaining after all distributions of principal and interest to the Class A Certificateholders pursuant to Section 6.01(b) with respect to such Remittance Date have been made.

                 SUB-SERVICER: Any Person with whom the Master Servicer enters into a Sub-Servicing Agreement.

                 SUB-SERVICING AGREEMENT: Any agreement between the Master Servicer and any Sub-Servicer, relating to servicing or administration of certain Mortgage Loans as provided in Section 5.02, in such form as has been approved by the Master Servicer and the Company.

                 SUBSTITUTE EXCESS INTEREST:  As defined in Section 3.05.

                 TRUST FUND: The corpus of the trust created by this Agreement consisting of (i) the Mortgage Loans, (ii) such assets as shall from time to time be identified as deposited in the Certificate Account, (iii) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure, (iv) Standard Hazard Policies and any other insurance policies, and the proceeds thereof, (v) certain rights of the Company under the Sale Agreement, as more particularly set forth in the last paragraph of Section 2.01 and as described in Sections 2.02 or 3.01 hereof and (vi) any proceeds of any of the foregoing.

                 TRUSTEE: Norwest Bank Minnesota, N.A., a national banking association organized under the laws of the United States, and its successors and any corporation resulting from or surviving any consolidation or merger to which it or its successors may be a party, and any successor trustee at the time serving as successor trustee hereunder, appointed as herein provided.

                 UNSCHEDULED PRINCIPAL AMOUNT: On any Remittance Date, the amounts with respect to principal described in the definition of "Non-PO Class A Distribution Amount" (exclusive of the amounts described in clause (a) thereof) with respect to such Remittance Date, but without such amounts being multiplied by the Non-PO Class A Percentage or the Non-PO Class A Prepayment Percentage, as applicable.

                 U.S. PERSON: A "United States Person" as defined in Section 7701(a)(30) of the Code.

                               [End of Article I]

                                   ARTICLE II

                 CONVEYANCE OF MORTGAGE LOANS; TRUST FUND

                 Section 2.01. Conveyance of Mortgage Loans. The Company, concurrently with the execution and delivery hereof, does hereby sell, transfer, assign, set over and convey to the Trustee without recourse all the right, title and interest of the Company in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans on or after the Cut-off Date (other than Monthly Payments due on the Mortgage Loans on or before the Cut-off Date).

                 In connection with such assignment, the Company does hereby deliver to, and deposit with, the Trustee the following documents or instruments with respect to each Mortgage Loan so assigned:

         (i)  With respect to each Mortgage Loan which is not a Co-op Loan:

                 (A)(I) Original Mortgage Note (or a lost note affidavit (including a copy of the original Mortgage Note)) or (II) original Consolidation, Extension and Modification Agreement (or a lost note affidavit (including a copy of the original Consolidation, Extension and Modification Agreement), in either case endorsed (by facsimile if so authorized by the Company), "Pay to the order of Norwest Bank Minnesota, N.A., as trustee, under that certain Pooling and Servicing Agreement dated as of June 1, 1996 for Multi-Class Mortgage Pass-Through Certificates, Series 1996-1 (MorServ, Inc.) without recourse" and signed in the name of the Mortgage Loan Seller by an authorized person and showing a complete chain of endorsement from the originator to the Mortgage Loan Seller.

                 (B) Original (or a court-certified copy of the original) recorded Mortgage with evidence of recording thereon, or if such original has been delivered to the appropriate public recording office, a certified copy thereof certified true and complete by the Mortgage Loan Seller, with the original thereof with evidence of recording thereon to be delivered by the Company within 270 days of the Closing Date.

                 (C) Original Assignment of Mortgage (or copy thereof) by the Mortgage Loan Seller or its agent in recordable form to "Norwest Bank Minnesota, N.A., as trustee." Subject to the foregoing, such assignments may, if permitted by law, be by blanket assignments for Mortgage Loans covering Mortgaged Properties situated within the same county. If the Assignment of Mortgage is in blanket form, a copy of the

         Assignment of Mortgage shall be included in the related individual Mortgage File.

                 (D) Original (or a court-certified copy of the original) recorded Assignments of Mortgage (or copies thereof) showing a complete chain of assignment from the originator of the related Mortgage Loan to the Mortgage Loan Seller, and, if copies are delivered, with the original thereof with evidence of recording thereon to be delivered by the Company within 270 days of the Closing Date.

                 (E) Originals (or lost note affidavit, including copies of the originals) of all assumption, consolidation and modification agreements, with evidence of recording thereon, to the extent required by applicable law, relating to the Mortgage or the Mortgage Note, if any, or, if such original has been delivered to the appropriate public recording office, a certified copy thereof certified true and complete by the applicable Mortgage Loan Seller, with the original thereof with evidence of recording thereon to be delivered by the Company within 270 days of the Closing Date.

                 (F) The original title policy or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified true and complete by the title insurance policy company, with the original title policy to be delivered by the Company within 270 days of the Closing Date.

                 (G)  Copy of Primary Insurance Policy, if any.

         (ii) With respect to each Co-op Loan:

                 (A)(I) Original Mortgage Note (or a lost note affidavit (including a copy of the original Mortgage Note)) or (II) original Consolidation, Extension and Modification Agreement (or a lost note affidavit (including a copy of the original Consolidation, Extension and Modification Agreement)), in either case endorsed (by facsimile if so authorized by the Company), "Pay to the order of Norwest Bank Minnesota, N.A. as trustee, under that certain Pooling and Servicing Agreement dated as of June 1, 1996 for Multi-Class Mortgage Pass-Through Certificates, Series 1996-1 (MorServ, Inc.) without recourse" and signed in the name of the Mortgage Loan Seller by an authorized person and showing a complete chain of endorsement from the originator to the Mortgage Loan Seller.

                 (B) Original Mortgage entered into by the Mortgagor with respect to such Mortgage Loan.

                 (C) Copy of Form UCC-1 and any continuation statements with evidence of filing thereon entered into by the Mortgagor with respect to such Mortgage Loan.

                 (D) Form UCC-3 (or copy thereof) by the Mortgage Loan Seller or its agent assigning the security interest covered by such Form UCC-1 to "Norwest Bank Minnesota, N.A. as trustee", together with all Forms UCC-3 (or copies thereof) showing a complete chain of assignment from the originator of the related Co-op Loan to the Mortgage Loan Seller, with evidence of recording thereon.

                 (E) Stock certificate representing the stock allocated to a dwelling unit in a residential cooperative housing corporation and pledged with respect to such Co-op Loan with a stock power in blank attached (each, a "Stock Certificate").

                 (F)  Original proprietary lease.

                 (G) Original assignment of proprietary lease, to the Trustee, and all intervening assignments thereof.

                 (H) Original recognition agreement (or copy thereof) of the interests of the mortgagee with respect to the Co-op Loan by the residential cooperative housing corporation, the stock of which was pledged in respect of such Co-op Loan.

                 (I) Originals of any assumption, consolidation or modification agreements relating to any of the items specified in (A) through (D) above with respect to such Co-op Loan.

                 With respect to the Mortgage Loans listed on Schedule I, the documents specified in (i)(A) and (i)(B) above may be contained in a single instrument. If in connection with any Mortgage Loan the Company cannot deliver the Mortgage, Assignments of Mortgage or assumption, consolidation or modification, as the case may be, with evidence of recording thereon concurrently with the execution and delivery of this Agreement, or within the 270 days permitted in (i)(B), (i)(D) and (i)(E) above, solely because of a delay caused by the public recording office where such Mortgage, Assignments of Mortgage or assumption, consolidation or modification, as the case may be, has been delivered for recordation, the Company shall deliver or cause to be delivered to the Trustee written notice stating that such Mortgage, Assignments of Mortgage or assumption, consolidation or modification, as the case may be, has been delivered to the appropriate public recording office for recordation. Thereafter, the Master Servicer shall cause to be delivered to the Trustee such Mortgage, Assignments of Mortgage or assumption, consolidation or modification, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office. In any event, the Master Servicer shall use all reasonable efforts to cause each original Mortgage, Assignments of Mortgage or assumption, consolidation or modification, as the case may be, with evidence of recording thereon to be delivered to the Trustee within 300 days of the Closing Date.

                 With respect to any Mortgage Loans which are not Co-op Loans, the Master Servicer shall cause to be recorded in the appropriate public recording office for real property records each Assignment of Mortgage referred to in this Section 2.01 as soon as practicable. With respect to Co-op Loans, the Master Servicer shall cause to be recorded in the appropriate recording office the Form UCC-3 referred to in this Section 2.01 as soon as practicable. While each Assignment of Mortgage or Form UCC-3 to be recorded is being recorded, the Master Servicer shall deliver to the Trustee a photocopy of such document. If any such Assignment of Mortgage or Form UCC-3 is returned unrecorded to the Master Servicer because of any defect therein, the Master Servicer shall cause such defect to be cured and such document to be recorded in accordance with this paragraph. The Master Servicer shall deliver or cause to be delivered each original recorded Assignment of Mortgage and intermediate assignment or Form UCC-3 to the Trustee within 270 days of the Closing Date or shall deliver to the Trustee on or before such date an Officer's Certificate stating that such document has been delivered to the appropriate public recording office for recordation, but has not been returned solely because of a delay caused by such recording office. In any event, the Master Servicer shall use all reasonable efforts to cause each such document with evidence of recording thereon to be delivered to the Trustee within 300 days of the Closing Date.

                 The ownership of each Mortgage Note, the Mortgage and the contents of the related Mortgage File is vested in the Trustee. Neither the Company nor the Master Servicer shall take any action inconsistent with such ownership and shall not claim any ownership interest therein. The Company and the Master Servicer shall respond to any third party inquiries with respect to ownership of the Mortgage Loans by stating that such ownership is held by the Trustee on behalf of the Certificateholders. Mortgage documents relating to the Mortgage Loans not delivered to the Trustee are and shall be held in trust by the Master Servicer or any Sub-Servicer, for the benefit of the Trustee as the owner thereof, and the Master Servicer's or such Sub-Servicer's possession of the contents of each Mortgage File so retained is for the sole purpose of servicing the related Mortgage Loan, and such retention and possession by the Master Servicer or such Sub-Servicer is in a custodial capacity only. The Company agrees to take no action inconsistent with the Trustee's ownership of the Mortgage Loans, to promptly indicate to all inquiring parties that the Mortgage Loans have been sold and to claim no ownership interest in the Mortgage Loans. Each Mortgage File and the mortgage documents relating to the Mortgage Loans contain proprietary business information of the Mortgage Loan Seller and its customers. The Trustee and the Company agree that they will not use such information for business purposes without the express written consent of the Mortgage Loan Seller and that all such information shall be kept strictly confidential.

                 It is the intention of this Agreement that the conveyance of the Company's right, title and interest in and to the Trust Fund pursuant to this Agreement shall constitute a purchase and sale and not a loan. If a conveyance of Mortgage Loans from the Mortgage Loan Seller to the Company is characterized as a pledge and not a sale, then the Company shall be deemed to have transferred to the Trustee all of the Company's right, title and interest in, to and under the obligations of the Mortgage Loan Seller deemed to be secured by said pledge; and it is the intention of this Agreement that the Company shall also be deemed to have granted to the Trustee a first priority security interest in all of the Company's right, title, and interest in, to and under the obligations of the Mortgage Loan Seller to the Company deemed to be secured by said pledge and that the Trustee shall be deemed to be an independent custodian for purposes of perfection of the security interest granted to the Company. If the conveyance of the Mortgage Loans from the Company to the Trustee is characterized as a pledge, it is the intention of this Agreement that this Agreement shall constitute a security agreement under applicable law, and that the Company shall be deemed to have granted to the Trustee a first priority security interest in all of the Company's right, title and interest in, to and under the Mortgage Loans, all payments of principal of or interest on such Mortgage Loans, all other rights relating to and payments made in respect of the Trust Fund, and all proceeds of any thereof. If the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person in any Certificates, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person.

                 In addition to the conveyance made in the first paragraph of this Section 2.01, the Company does hereby convey, assign and set over to the Trustee all of its right, title and interest in that portion of the Trust Fund described in items (ii), (iii), (iv) and (vi) of the definition thereof and further assigns to the Trustee for the benefit of the Certificateholders those representations and warranties of the Mortgage Loan Seller contained in the Sale Agreement and described in Section 3.01 hereof and the benefit of the repurchase obligations of the Mortgage Loan Seller described in Sections 2.02 and 3.01 hereof and the obligations of the Mortgage Loan Seller contained in the

Sale Agreement to take, at the request of the Company or the Trustee, all action on its part which is reasonably necessary to ensure the enforceability of a Mortgage Loan.

                 Section 2.02. Acceptance by Trustee. Except as set forth in the Exception Report delivered contemporaneously herewith (the "Exception Report"), the Trustee acknowledges receipt of the Mortgage Note for each Mortgage Loan and delivery of a Mortgage File (but does not acknowledge receipt of all documents required to be included in such Mortgage File) with respect to each Mortgage Loan and declares that it holds and will hold such documents and any other documents constituting a part of the Mortgage Files delivered to it in trust for the use and benefit of all present and future Certificateholders. The Company will cause the Mortgage Loan Seller to repurchase the Mortgage Loans sold by it to the Company to which an exception was taken in the Exception Report unless such exception is cured to the satisfaction of the Trustee within ten Business Days of the Closing Date (or such other period as is agreed by the Company and the Trustee but not more than 60 days from the Closing Date).

                 The Trustee agrees, for the benefit of Certificateholders, to review each Mortgage File delivered to it within 270 days after the Closing Date to ascertain that all documents required by Section 2.01 have been executed and received, and that such documents relate to the Mortgage Loans identified in Exhibit A that have been conveyed to it. If the Trustee finds any document or documents constituting a part of a Mortgage File to be missing or defective (that is, mutilated, damaged, defaced or unexecuted) in any material respect, the Trustee shall promptly (and in any event within no more than five Business Days) after such finding so notify the Master Servicer, the Mortgage Loan Seller and the Company. In addition, the Trustee shall also notify the Master Servicer, the Company and the Mortgage Loan Seller, if (a) in examining the Mortgage Files, the documentation shows on its face (i) any adverse claim, lien or encumbrance, (ii) that any Mortgage Note was overdue or had been dishonored, (iii) any evidence on the face of any Mortgage Note or Mortgage of any security interest or other right or interest therein, or (iv) any defense against or claim to the Mortgage Note by any party or (b) the original Mortgage with evidence of recording thereon with respect to a Mortgage Loan is not received within 270 days of the Closing Date. The Trustee shall request that the Mortgage Loan Seller correct or cure such omission, defect or other irregularity, or substitute a Mortgage Loan pursuant to the provisions of
Section 3.05, within 60 days from the date the Mortgage Loan Seller was notified of such omission or defect and, if the Mortgage Loan Seller does not correct or cure such omission or defect within such period, that the Mortgage Loan Seller purchase such Mortgage Loan from the Trustee within 90 days from the date the Trustee notified the

Mortgage Loan Seller of such omission, defect or other irregularity at the Purchase Price of such Mortgage Loan. The Purchase Price for any Mortgage Loan purchased pursuant to this Section 2.02 shall be paid to the Master Servicer and deposited by the Master Servicer in the Certificate Account promptly upon receipt, and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall promptly release to the Mortgage Loan Seller the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment, without recourse, as shall be necessary to vest in the Mortgage Loan Seller or its designee, as the case may be, any Mortgage Loan released pursuant hereto, and the Trustee shall have no further responsibility with regard to such Mortgage Loan. It is understood and agreed that the obligation of the Mortgage Loan Seller to purchase, cure or substitute any Mortgage Loan as to which a material defect in or omission of a constituent document exists shall constitute the sole remedy respecting such defect or omission available to the Trustee on behalf of Certificateholders. The Trustee shall be under no duty or obligation to inspect, review and examine such documents, instruments, certificates or other papers to determine that they are genuine, enforceable or appropriate to the represented purpose, or that they have actually been recorded, or that they are other than what they purport to be on their face. The Trustee shall keep confidential the name of each Mortgagor and shall not solicit any such Mortgagor for the purpose of refinancing the related Mortgage Loan.

                 Within 270 days of the Closing Date, the Trustee shall deliver to the Company and the Master Servicer the Trustee's Certification, substantially in the form of Exhibit E attached hereto, setting forth the status of the Mortgage Files as of such date.

                 Section 2.03.  Trust Fund; Authentication of Certificates.
The Trustee acknowledges and accepts the assignment to it of the Trust Fund created pursuant to this Agreement in trust for the use and benefit of all present and future Certificateholders. The Trustee acknowledges the assignment to it for the benefit of the Trust Fund of the Mortgage Loans and has caused to be authenticated and delivered to or upon the order of the Company, in exchange for the Mortgage Loans, Certificates duly authenticated by the Trustee in authorized denominations evidencing ownership of the entire Trust Fund.

                 Section 2.04.  REMIC Election.

                 (a) The Company hereby instructs and authorizes the Trustee to make an appropriate election to treat the Trust Fund as a REMIC. This Agreement shall be construed so as to carry out the intention of the parties that the Trust Fund be treated as a

REMIC at all times prior to the date on which the Trust Fund is terminated.
The Closing Date is hereby designated as the "startup day" of the REMIC within the meaning of Section 860G(a)(9) of the Code. The "regular interests" (within the meaning of Section 860G(a)(1) of the Code) in the REMIC shall consist of the Class A Certificates, the Class M Certificates, the Class B Certificates and the Chemical Interest, and the "residual interest" (within the meaning of Section 860G(a)(2) of the Code) in the REMIC shall consist of the Residual Interest, and all such interests shall be designated as such on the startup day.

                 (b) The principal amount of the regular interests in the REMIC is equal to the sum of the Original Class A Principal Balance, the Original Class M Principal Balance and the Original Class B Principal Balance.

                 (c)      Solely for the purposes of Section
1.860G-1(a)(4)(iii) of the Treasury regulations, the "latest possible maturity date" by which the Outstanding Certificate Principal Balance of each Class of Certificates representing a regular interest in the REMIC would be reduced to zero is December 26, 2010, which is the Remittance Date immediately following the latest scheduled maturity of any Mortgage Loan.

                              [End of Article II]


                                  ARTICLE III

               REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND
               THE MASTER SERVICER; REPURCHASE OF MORTGAGE LOANS

                 Section 3.01. Representations and Warranties of the Company with respect to the Mortgage Loans. The Company hereby represents and warrants to the Trustee that on the Closing Date it has entered into the Sale Agreement with respect to the Mortgage Loans with Chemical as Mortgage Loan Seller, that the Mortgage Loan Seller has made the following representations and warranties in such Sale Agreement as of the Closing Date, which representations and warranties run to and are for the benefit of the Company and the Trustee, and as to which the Company has assigned to the Trustee, pursuant to Section 2.01 hereof, the right to cause the Mortgage Loan Seller to repurchase a Mortgage Loan as to which there has occurred an uncured breach of representations and warranties in accordance with the provisions of the Sale Agreement. References in this Section to percentages of Mortgage Loans refer in each case to the percentage of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, based on the outstanding balances of the Mortgage Loans as of the Cut-off Date, and giving effect to scheduled Monthly Payments due on or prior to the Cut-off Date, whether or not received. References to percentages of Mortgaged Properties refer, in each case, to the percentages of expected aggregate principal balances of the related Mortgage Loans (determined as described in the preceding sentence).

                 (a)  With respect to the Mortgage Loan Seller:

                      (i)  The Mortgage Loan Seller is a banking
                 corporation validly existing and in good standing under the laws of the State of New York;

                     (ii) The Mortgage Loan Seller has the full power and authority to hold each Mortgage Loan, to sell each Mortgage Loan and to execute, deliver and perform, and to enter into and consummate all transactions contemplated by the Sale Agreement and to conduct its business as presently conducted, has duly authorized the execution, delivery and performance of the Sale Agreement, has duly executed and delivered the Sale Agreement, and the Sale Agreement and each Assignment of Mortgage to the Company constitutes a legal, valid and binding obligation of the Mortgage Loan Seller, enforceable against it in accordance with its terms;

                    (iii) None of the execution and delivery of the Sale Agreement, the acquisition of the Mortgage Loans by the Mortgage Loan Seller, the sale of the Mortgage Loans to the Company, the consummation of the transactions contemplated thereby or the fulfillment of or compliance with the terms and conditions of the Sale Agreement will conflict with any of the terms, conditions or provisions of the Mortgage Loan Seller's charter or by-laws or materially conflict with or result in a material breach of any of the terms, conditions or provisions of any legal restriction or any agreement or instrument to which the Mortgage Loan Seller is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the material violation of any law, rule, regulation, order, judgment or decree to which the Mortgage Loan Seller or its property is subject;

                     (iv) Each Mortgage Note, each Mortgage, each Assignment of Mortgage and any other documents required pursuant to the Sale Agreement to be delivered to the Company or its assignee for each Mortgage Loan have been, on or before the Closing Date, delivered to the Company or its assignee, except for such documents as are noted in the Exception Report;

                      (v) There is no litigation pending or threatened with respect to the Mortgage Loan Seller which is reasonably likely to have a material adverse effect on the sale of the Mortgage Loans or which is reasonably likely to have a material adverse effect on the financial condition of the Mortgage Loan Seller;

                     (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Mortgage Loan Seller of or compliance by the Mortgage Loan Seller with the Sale Agreement, the sale of the Mortgage Loans or the consummation of the transactions contemplated by the Sale Agreement except for consents, approvals, authorizations and orders which have been obtained;

                    (vii) The consummation of the transactions contemplated by the Sale Agreement is in the ordinary course of business of the Mortgage Loan Seller, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Mortgage Loan Seller pursuant to the Sale Agreement are not subject to bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction;

                   (viii) The origination and collection practices used by the Mortgage Loan Seller with respect to each Mortgage Note and Mortgage have been in all material respects legal, proper and prudent in the mortgage origination and servicing business. With respect to escrow deposits and payments that the Mortgage Loan Seller collects, all such payments are in the possession of, or under the control of, the Mortgage Loan Seller, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made. No escrow deposits or other charges or payments due under the Mortgage Note have been capitalized under any Mortgage or the related Mortgage Note; and

                     (ix) The Mortgage Loan Seller will treat the sale of the Mortgage Loans to the Company as a sale for reporting and accounting purposes and, to the extent appropriate, for federal income tax purposes.

                 (b) With respect to each Mortgage Loan:

                     (i) With respect to a Mortgage Loan which is not a Co-op Loan, the Mortgage creates a first lien or a first priority ownership interest in an estate in fee simple in real property securing the related Mortgage

                 Note. With respect to a Co-op Loan, the Mortgage creates a first perfected security interest in the stock in the residential cooperative housing corporation and the Co-op Lease which were pledged to secure such Co-op Loan. The information set forth in the Mortgage Loan Schedule is true and correct in all material respects;

                     (ii) All payments due prior to the Cut-off Date for such Mortgage Loan have been made as of the Closing Date, the Mortgage Loan is not delinquent in payment more than 30 days and has not been dishonored; there are no material defaults under the terms of the Mortgage Loan; and the Mortgage Loan Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the Mortgaged Property subject to the Mortgage, directly or indirectly, for the payment of any amount required by the Mortgage Loan; and there has been no more than one delinquency in excess of 30 days in any payment by the Mortgagor thereunder during the preceding twelve-month period;

                    (iii) To the best of the Mortgage Loan Seller's knowledge, there are no delinquent taxes which are due and payable or other outstanding charges affecting the related Mortgaged Property which would permit a taxing authority to initiate foreclosure proceedings against the Mortgaged Property;

                     (iv) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments. No Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in the Mortgage Loan Schedule;

                      (v) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and, no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

                     (vi) All buildings upon the Mortgaged Property are insured by a generally acceptable insurer pursuant to Standard Hazard Policies conforming to the requirements of Section 5.16 hereof. To the best of the Mortgage Loan Seller's knowledge, all such Standard Hazard Policies are in effect and on the date of origination contained a standard mortgagee clause naming the Mortgage Loan Seller and its successors in interest as loss payee and such clause is still in effect and all premiums due thereon have been paid. If the Mortgaged Property is located in an area identified by the Federal Emergency Management Agency as having special flood hazards under the National Flood Insurance Act of 1968, as amended, as of the date of origination, such Mortgaged Property was covered by flood insurance in an amount not less than that set forth in Section 5.16. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor;

                    (vii) To the best of the Mortgage Loan Seller's knowledge, any and all requirements of any federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity or disclosure laws applicable to the Mortgage Loan have been complied with in all material respects;

                   (viii) The Mortgage has not been satisfied as of the Cut-off Date, canceled or subordinated, in whole, or rescinded, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part nor has any instrument been executed that would effect any such release, cancellation, subordination or rescission;

                     (ix) With respect to a Mortgage Loan which is not a Co-op Loan, the Mortgage is a valid, subsisting and enforceable first lien on the Mortgaged Property, including all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note's original principal balance. The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto. Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien of the Mortgage subject only to
                 (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or
                 (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting and enforceable first lien and first priority security interest on the property described therein;

                      (x) The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency and other laws of general application affecting the rights of creditors and the Mortgage Loan Seller has taken all action necessary to transfer such rights of enforceability to the Company or the Trustee. All parties to the Mortgage Note and the Mortgage had the legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage. The Mortgage Note and the Mortgage have been duly and properly executed by such parties. The proceeds of the Mortgage Loan have been fully disbursed and there is no requirement for future advances thereunder, and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with;

                     (xi) Immediately prior to the transfer and assignment to the Company, the Mortgage Note and the Mortgage were not subject to an assignment or pledge, and the Mortgage Loan Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Company free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest;

                    (xii) With respect to a Mortgage Loan which is not a Co-op Loan, the Mortgage Loan is covered by an ALTA lender's title insurance policy or other generally acceptable form of policy or insurance, issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (x)(1), (2) and (3) above) the Mortgage Loan Seller, its successors and assigns, as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Mortgage Loan Seller is the sole insured of such lender's title insurance policy, such title insurance policy has been duly and validly endorsed to the Trustee or the assignment to the Trustee of the Mortgage Loan Seller's interest therein does not require the consent of or notification to the insurer and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and no prior holder of the related Mortgage has done, by act or omission, anything which would impair the coverage of such lender's title insurance policy;

                   (xiii) To the best of the Mortgage Loan Seller's knowledge, there is no default, breach, violation or event of acceleration existing under the Mortgage or the related Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event permitting acceleration; and neither the Mortgage Loan Seller nor any prior mortgagee has waived any default, breach, violation or event permitting acceleration;

                    (xiv) There are no mechanics' or similar liens or claims which have been filed for work, labor or material affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

                     (xv) With respect to a Mortgage Loan which is not a Co-op Loan, all improvements subject to the Mortgage lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (xiii) above and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

                    (xvi) The Mortgage Loan complied in all material respects with all the terms, conditions and requirements of the Mortgage Loan Seller's underwriting standards in effect at the time of origination of such Mortgage Loan. The Mortgage Notes and Mortgages are on forms generally acceptable in the industry. The Mortgage Loan bears interest at a fixed rate as set forth in the Mortgage Loan Schedule, and Monthly Payments under the Mortgage Note are due and payable on the first day of each month. The Mortgage contains the usual and enforceable provisions of the Mortgage Loan Seller at the time of origination for the acceleration of the payment of the unpaid principal amount of the Mortgage Loan if the related Mortgaged Property is sold without the prior consent of the mortgagee thereunder;

                   (xvii) The Mortgaged Property at origination of the Mortgage Loan was, and to the best of the Mortgage Loan Seller's knowledge currently is, free of material damage and waste and at origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation thereof;

                  (xviii)  The related Mortgage contains enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (1) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (2) otherwise by judicial foreclosure. There is no homestead or other exemption available to the Mortgagor which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage;

                    (xix) If the Mortgage constitutes a deed of trust, a trustee, duly qualified if required under applicable law to act as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale or attempted sale after default by the Mortgagor;

                     (xx) The Mortgage File contains an appraisal of the related Mortgaged Property signed by a qualified appraiser, approved by the Mortgage Loan Seller, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan. The appraisal is in a form generally acceptable in the industry;

                    (xxi) All parties which have had any interest in the Mortgage, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) (A) in substantial compliance with any and all applicable licensing requirements of the laws of the state wherein the Mortgaged Property is located, and
                 (B) (1) organized under the laws of such state, or (2) qualified to do business in such state, or (3) federal savings and loan associations or national banks or a Federal Home Loan Bank having principal offices in such state, or (4) not doing business in such state;

                   (xxii) The related Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage and the security interest of any applicable security agreement or chattel mortgage referred to above and such collateral does not serve as security for any other obligation;

                  (xxiii)  The Mortgage Loan does not contain "buydown" or
                 "graduated payment" features that are currently in effect;

                   (xxiv) To the best of the Mortgage Loan Seller's knowledge, the Mortgagor is not insolvent or in bankruptcy and the Mortgage Loan Seller has no knowledge of any circumstances or condition with respect to the Mortgage, the Mortgaged Property, the Mortgagor or the Mortgagor's credit standing that could reasonably be expected to cause investors to regard the Mortgage Loan as an unacceptable investment, cause the Mortgage Loan to become delinquent, or materially adversely affect the value or marketability of the Mortgage Loan; and

                    (xxv) With respect to a Mortgage Loan that is a Co-op Loan, the stock that is pledged as security for the Mortgage Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code).

                 (c)      With respect to the Mortgage Loans:

                          (i) The Mortgage Loans were originated between January, 1992 and October, 1995. All of the Mortgage Loans had original terms to stated maturity of approximately 15 years or less. The Mortgage Loans had remaining terms to stated maturity calculated as of the Cut-off Date of between 128 months and 173 months and a weighted average term to stated maturity of approximately 145 months;

                     (ii) Approximately 40.48% of the Mortgaged Properties related to Mortgage Loans are located in New York. The remainder are located in Arizona, California, Colorado, Connecticut, Delaware, Florida, Georgia, Illinois, Indiana, Kentucky, Louisiana, Maryland, Massachusetts, Michigan, Mississippi, New Jersey, New Mexico, North Carolina, Ohio, Pennsylvania, Rhode Island, South Carolina, Tennessee, Texas, Virginia, Washington and Wisconsin. No more than approximately 5.65% of such Mortgaged Properties are located in any one zip code area;

                    (iii) The Mortgage Rates borne by the Mortgage Loans as of the Cut-off Date ranged from 6.500% per annum to 9.000% per annum and the weighted average Mortgage Rate as of the Cut-off Date was approximately 7.410% per annum;

                     (iv) The original principal balances of the Mortgage Loans ranged from $208,000 to $1,500,000. The maximum outstanding principal balance of any Mortgage Loan as of the Cut-off Date was approximately $1,349,539 and the average outstanding principal balance was approximately $302,468;

                      (v) As of the Cut-off Date, approximately 80.09% of the Mortgage Loans were made to refinance the related Mortgaged Properties (including approximately 17.76% "cash-out" refinancings). As of the Cut-off Date, approximately 19.91% of the Mortgage Loans were made to purchase the related Mortgaged Properties. Approximately 87.85% of the Mortgage Loans measured by aggregate unpaid Principal Balances are secured by a single family residence; approximately 6.02% of the Mortgage Loans (similarly measured) are secured by an individual condominium unit; approximately 1.88% of the Mortgage Loans (similarly measured) are secured by a two-to four-family dwelling unit; approximately 0.16% of the Mortgage Loans are secured by a unit in a planned unit development; and no such residence is a mobile home or manufactured dwelling. Approximately 4.09% of the Mortgage Loans are Co-op Loans.

                     (vi) With respect to approximately 48.23% of the Mortgage Loans, upon origination, the Loan-to-Value Ratio was less than or equal to 70%; with respect to approximately 46.06% of the Mortgage Loans, the Loan-to-Value Ratio was greater than 70% but not greater than 80%; with respect to approximately 1.85% of the Mortgage Loans, the Loan-to-Value Ratio was greater than 80% but not greater than 85%; with respect to approximately 3.72% of the Mortgage Loans, the Loan-to-Value Ratio was greater than 85% but not greater than 90%; with respect to approximately 0.14% of the Mortgage Loans, the Loan-to-Value Ratio was greater than 90% but not greater than 95%; and none of the Mortgage Loans had a Loan-to-Value Ratio greater than 95%. Approximately 5.71% of the Mortgage Loans are insured under Primary Insurance Policies;

                    (vii) With respect to approximately 95.56% of the Mortgage Loans, measured by aggregate unpaid Principal Balance as of the Cut-off Date, at the time that the Mortgage Loan was made, the related Mortgagor represented that the Mortgagor would occupy the Mortgaged Property as Mortgagor's primary residence. With respect to 4.44% of the Mortgage Loans (similarly measured) at the time that the Mortgage Loan was made, the related Mortgagor represented that the Mortgaged Property was a second home. To the best of the Mortgage Loan Seller's knowledge, the Mortgaged Property is lawfully occupied under applicable law;

                   (viii) All of the Mortgage Loans provide for scheduled monthly installments due on the first day of each month, with interest payable in arrears, in an amount sufficient to fully amortize the original principal balance thereof over its term to stated maturity;

                   (ix) The Mortgage Loans were originated in the manner described in the Prospectus Supplement dated June 14, 1996.

                 The Sale Agreement provides that the representations and warranties described in this Section 3.01 shall survive the delivery of the respective Mortgage Files to the Trustee and shall be continuing as long as any Certificate shall be outstanding or this Agreement has not been terminated.

                 Upon discovery by any of the Company, the Master Servicer or the Trustee of a breach of any of the foregoing representations and warranties, irrespective of any limitation in such representation or warranty regarding the knowledge of the Mortgage Loan Seller, which materially and adversely affects the value of a Mortgage Loan or the interest of the Certificateholders (or which materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage
Loan), the party discovering such breach shall give prompt written notice to the other parties and to the Mortgage Loan Seller, which notice shall specify the date of discovery. The Master Servicer shall in any event notify the Mortgage Loan Seller of such breach, which notice shall also specify the date of discovery. Pursuant to the Sale Agreement, the Mortgage Loan Seller shall within 90 days from the earlier of (i) the date specified in the notice as the date of discovery of such breach or (ii) the date the Mortgage Loan Seller otherwise discovers such breach, cure such breach, substitute a Mortgage Loan pursuant to the provisions of Section 3.05 or, if the breach relates to a particular Mortgage Loan, purchase such Mortgage Loan from the Trustee at the Purchase Price or, if the breach relates to a representation or warranty regarding the Mortgage Loans as a whole, repurchase Mortgage Loans selected by the Company such that the representations and warranties with respect to the Mortgage Loans are materially correct (without using any selection procedures to identify Mortgage Loans to remain in the Trust Fund as being less valuable than the Mortgage Loans to be repurchased, but, in the case of a repurchase of any obligation pursuant to a breach of a representation or warranty in Section 3.01(c), using selection procedures to identify loans to be repurchased that will not give rise to the tax imposed by Section 860F(a)(1) of the Code either because no net income would be recognized or because, as set forth in an Opinion of Counsel, which shall not be an expense of the Trust Fund, delivered by the Mortgage Loan Seller to the Master Servicer, the transaction is not a "prohibited transaction" within the meaning of Section 860F(a)(2) of the Code). The Purchase Price for the purchased Mortgage Loan shall be paid to the Master Servicer and shall be deposited by the Master Servicer in the Certificate Account promptly upon receipt and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall promptly release to the Mortgage Loan Seller the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment as may be provided to it by the Master Servicer, without recourse, as shall be necessary to vest in the Mortgage Loan Seller or its designee, as the case may be, any Mortgage Loan released pursuant hereto, and the Trustee shall have no further responsibility with regard to such Mortgage Loan. It is understood and agreed that the obligation of the Mortgage Loan Seller to cure, substitute or purchase any Mortgage Loan as to which such a breach has occurred shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders. The Trustee shall notify each Rating Agency of any repurchase or substitution of a Mortgage Loan pursuant to this Section 3.01.

                 Section 3.02.  [Reserved]

                 Section 3.03.  [Reserved]

                 Section 3.04. Representations and Warranties of the Master Servicer. The Master Servicer represents and warrants to, and covenants with, the Trustee that as of the Closing Date:

                 (a) The Master Servicer is a banking corporation duly organized, validly existing and in good standing under the laws of the State of New York and is qualified to transact business in and is in good standing under the laws of each state in which any Mortgaged Property is located or is not required under applicable law to effect such qualification, and in any event the Master Servicer is, or will be, in compliance with the laws of such State to the extent necessary to ensure the enforceability of each Mortgage Loan and the servicing of the Mortgage Loans in accordance with the terms of this Agreement;

                 (b) The Master Servicer has the full power and authority to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement constitutes a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with its terms;

                 (c) Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, conditions or provisions of the Master Servicer's charter or by-laws or any agreement or instrument to which the Master Servicer is now a party or by which it is bound, or constitute a default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject;

                 (d) There is no litigation pending or, to the Master Servicer's knowledge, threatened, which would materially and adversely affect the execution, delivery or enforceability of this Agreement, or the ability of the Master Servicer to service the Mortgage Loans hereunder in accordance with the terms hereof; and

                 (e) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Master Servicer of or compliance by the Master Servicer with this Agreement or the consummation of the transactions contemplated by this Agreement.

                 It is understood and agreed that the representations and warranties set forth in this Section 3.04 shall survive the issuance and delivery of the Certificates and shall be continuing as long as any Certificate shall be outstanding or this Agreement has been terminated.

                 Section 3.05. Option to Substitute. If the Mortgage Loan Seller is required to repurchase any Mortgage Loan pursuant to Section 2.02 or 3.01, the Mortgage Loan Seller may, at its option, within two years from the Closing Date (or, in any case to which Section 3.01(c) applies, within three months from the Closing Date), remove such defective Mortgage Loan from the terms of this Agreement and substitute another mortgage loan for such defective Mortgage Loan, in lieu of repurchasing such defective Mortgage Loan. Any substitute Mortgage Loan shall (a) have a Principal Balance at the time of substitution not in excess of the Principal Balance of the defective Mortgage Loan (the amount of any difference, plus one month's interest thereon at the Mortgage Rate borne by the defective Mortgage Loan, being paid by the Mortgage Loan Seller and deemed to be a Principal Prepayment to be credited to or deposited by the Master Servicer in the Certificate Account), (b) have a Mortgage Rate not less than, and not more than one percentage point greater than, the Mortgage Rate of the removed Mortgage Loan (provided, however, that if the Mortgage Rate on the substitute Mortgage Loan exceeds the Mortgage Rate on the removed Mortgage Loan, the amount of that excess interest (the "Substitute Excess Interest") shall be payable to the Residual Interest), (c) have a remaining term to stated maturity not later than, and not more than one year less than, the remaining term to stated maturity of the removed Mortgage Loan, (d) be, in the reasonable determination of the Master Servicer, of the same type, quality and character (including location of the Mortgaged Property) as the removed Mortgage Loan as if the breach had not occurred, (e) have a Loan-to-Value Ratio at origination no greater than that of the removed Mortgage Loan and (f) be, in the reasonable determination of the Master Servicer, in material compliance with the representations and warranties contained in the Sale Agreement and described in Section 3.01 as the case may be, as of the date of substitution.

                 The Master Servicer shall amend the Mortgage Loan Schedule to reflect the withdrawal of the removed Mortgage Loan from this Agreement and the substitution of such substitute Mortgage Loan therefor. The Sale Agreement provides that upon such amendment the Mortgage Loan Seller shall be deemed to have made as to such substitute Mortgage Loan the representations and warranties set forth in Section 3.01 as of the date of such substitution, which shall be continuing as long as any

Certificate shall be outstanding or this Agreement has not been terminated, and the remedies for breach of any such representation or warranty shall be as set forth in Section 3.01. Upon such amendment, the Trustee shall review the Mortgage File delivered to it relating to the substitute Mortgage Loan, within the time and in the manner and with the remedies specified in Section 2.02, except that for purposes of this Section 3.05 (other than the two-year and three-month periods specified in the first sentence of this Section), such time shall be measured from the date of the applicable substitution. In the event of such a substitution, accrued interest on the substitute Mortgage Loan for the month in which the substitution occurs and any Principal Prepayments made thereon during such month shall be the property of the Trust Fund and accrued interest for such month on the Mortgage Loan for which the substitution is made and any Principal Prepayments made thereon during such month shall be the property of the Mortgage Loan Seller. The principal payment on a substitute Mortgage Loan due on the Due Date in the month of substitution shall be the property of the Mortgage Loan Seller and the principal payment on the Mortgage Loan for which the substitution is made due on such date shall be the property of the Trust Fund.

                              [End of Article III]

                                   ARTICLE IV

                                THE CERTIFICATES

                 Section 4.01. The Certificates. (a) The Class A, Class M, Class B and Class R Certificates shall be substantially in the forms thereof included within Exhibits C and D and shall, on original issue, be executed by the Company and authenticated by the Trustee upon receipt by the Trustee of the documents specified in Section 2.01, delivered to or upon the order of the Company.

                 (b) The Depository, the Company and the Trustee have entered into a Depository Agreement dated as of June 20, 1996 (the "Depository Agreement"). Except as provided in paragraph (c) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Book-Entry Certificates may not be transferred by the Trustee except to a successor to the Depository; (ii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iii) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (iv) the Trustee shall deal with the Depository, Depository Participants and Indirect Participants as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of such Holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (v) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to Indirect Participants and persons shown on the books of such Indirect Participants as direct or indirect Certificate Owners. The Depository Agreement provides that the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates.

                 All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owners. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

                 (c) If (i)(A) the Company advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository and (B) the Trustee or the Company are unable after exercise of their reasonable best efforts to locate a qualified successor or (ii) the Company at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same.
Upon surrender to the Trustee of the Book-Entry Certificates by the Depository for registration and receipt by the Trustee of an adequate supply of certificates from the Company, the Trustee shall issue the Definitive Certificates. Neither the Company, the Master Servicer nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

                 (d) The Certificates shall be issuable in the minimum original dollar denominations (and integral multiples of $1,000 in excess of such amount) and aggregate original dollar denominations per Class as set forth in the following table (except that one Class A-P Certificate and one of each Class of Class B Certificates may be issued in a different denomination).



                                                  Aggregate Original Certificate
                                Minimum           Principal Balance of all
                                Original          Certificates of the                    CUSIP
          Class               Denomination        Indicated Class                        Number
          -----               ------------        --------------------                   ------
          A-1                    $1,000              $37,144,000.00                      619087 AY 5
          A-2                    $1,000              $10,143,000.00                      619087 AZ 2
          A-3                    $1,000              $26,191,000.00                      619087 BA 6
          A-4                    $1,000              $39,104,000.00                      619087 BB 4
          A-5                    $1,000              $34,655,000.00                      619087 BC 2
          A-6                    $1,000              $25,359,000.00                      619087 BD 0
          A-P                    $1,000              $ 3,700,335.53                      619087 BE 8
           M                     $1,000              $ 2,740,000.00                      619087 BF 5
          B-1                    $1,000              $ 1,370,000.00                      619087 BG 3
          B-2                    $1,000              $   914,000.00                      619087 BH 1
          B-3                   $100,000             $   457,000.00                      619087 BJ 7
          B-4                   $100,000             $   365,000.00                      619087 BK 4
          B-5                   $100,000             $   548,487.78                      619087 BL 2
          R(1)                     (1)                     (1)                           N/A

- ---------------
(1) The Class R Certificate represents the Residual Interest and has no stated principal amount.

                 The Certificates shall be signed by manual or facsimile signature on behalf of the Company by its President or one of its Vice Presidents. Certificates bearing the manual or facsimile signatures of individuals who were at the time of signature proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificate or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a manual authentication by a Responsible Officer of the Trustee and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

                 Section 4.02. Registration of Transfer and Exchange of Certificates. (a) The Trustee shall cause to be kept at its

Corporate Trust Office, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and the Chemical Interest and of transfers and exchanges of Certificates and the Chemical Interest as herein provided. The Trustee will notify the Paying Agent within five Business Days after each Record Date of any transfer of Certificates or the Chemical Interest on or prior to such Record Date.

                 (b) Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Company shall execute and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like Class and aggregate Percentage Interest and dated the date of authentication by the Trustee.

                 (c) No transfer of a Class B-3, Class B-4 or Class B-5 Certificate or the Chemical Interest shall be made unless such transfer is made pursuant to an effective registration statement or otherwise in accordance with the requirements under the Securities Act of 1933, as amended. If such a transfer is to be made in reliance upon an exemption from said Act, (i) the Trustee or the Company shall require (except with respect to the initial transfer of a Class B-3, Class B-4 or Class B-5 Certificate from Morgan Stanley & Co. Incorporated and except if the transferee executes a certificate substantially in the form of Exhibit J-1 hereto) a written opinion of independent counsel acceptable to and in form and substance satisfactory to the Trustee and the Company that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which opinion of counsel shall not be an expense of the Trust Fund, the Trustee, the Company or the Master Servicer, and (ii) the Trustee shall require the transferee to execute a certification substantially in the form of Exhibit J or Exhibit J-1. The Trustee shall notify each Rating Agency upon any transfer of a Class B Certificate.

                 (d) No transfer of a Subordinated Certificate or the Chemical Interest shall be made to any employee benefit plan subject to Section 406 of ERISA, nor a person acting on behalf of such plan or using the assets of such plan. No transfer of a Subordinated Certificate or the Chemical Interest shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate or interest, acceptable to and in form and substance satisfactory to the Trustee and the Company, to the effect that (A) such transferee is not an employee benefit plan subject to
Section 406 of ERISA, nor a person acting on behalf of any such plan or using the assets of such plan, or, alternatively, in the case of an insurance company, the assets of any separate accounts to effect such acquisition, or alternatively, (B) the source of funds for the purchase of such Certificate is an "insurance company general account" within the meaning of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995), and the conditions set forth in Section I and III of PTCE 95-60 are satisfied with respect to the purchase and holding of such Certificate, which representation letter shall not be an expense of the Trustee, the Company or the Master Servicer, or (ii) in the case of a Subordinated Certificate or the Chemical Interest presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments) or a trustee of any such plan or any other Person who is using the assets of any such plan to effect such acquisition, an Opinion of Counsel satisfactory to the Trustee and the Company to the effect that the purchase or holding of such Subordinated Certificate or the Chemical Interest will not result in the assets of the Trust Fund being deemed to be "plan assets" pursuant to the Department of Labor Plan Asset Regulations set forth in 29 C.F.R. Section 2510.3-101 and subject to the fiduciary responsibility provisions of ERISA or the prohibited transaction provisions of the Code, will not constitute or result in a prohibited transaction within the meaning of Section 406 or Section 407 of ERISA or
Section 4975 of the Code, and will not subject the Trustee, the Company or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which opinion of counsel shall not be an expense of the Trustee, the Company or the Master Servicer.

                 (e) At the option of a Certificateholder, a Certificate may be exchanged for another Certificate or Certificates of authorized denominations of a like Class, upon surrender of the Certificate to be exchanged at any office or agency of the Trustee maintained for such purpose. Whenever the Certificate is so surrendered for exchange, the Company shall execute and the Trustee shall authenticate and deliver, the Certificate which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in the form satisfactory to the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing.

                 (f) No service charge shall be made to the Holder for any transfer or exchange of a Certificate, but the Trustee may require payment by the Certificateholders of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of such Certificate.

                 (g) All Certificates surrendered for transfer or exchange shall be destroyed by the Trustee in accordance with the Trustee's standard procedures.

                 (h)  [Reserved]

                 (i) A Disqualified Organization is prohibited from acquiring beneficial ownership of a Class R Certificate. Notwithstanding anything to the contrary contained herein, unless and until the Master Servicer shall have received an Opinion of Counsel, satisfactory in form and substance to the Master Servicer, to the effect that the absence of the conditions contained in this Section 4.02(i) would not result in the imposition of federal tax upon the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC, no transfer, sale or other disposition of the Class R Certificate (including for purposes of this section any beneficial interest therein) may be made without the express written consent of the Master Servicer, which consent is to be granted in the sole discretion of the Master Servicer and a copy of which written consent shall be supplied to the Trustee.

                 As a condition to the granting of the consent referred to in this Section 4.02(i), prior to the transfer, sale, pledge, hypothecation or other disposition of the Class R Certificate or any interest therein, the Master Servicer shall require that the proposed transferee deliver to the Master Servicer and the Trustee its taxpayer identification number and state, under penalties of perjury that such number is the social security number of the transferee or an affidavit under penalties of perjury stating that as of the date of such transfer such transferee is not and has no intention of becoming a Disqualified Organization, and, in either case, an affidavit stating
(i) that such transferee is not acquiring such Class R Certificate as an agent, broker, nominee, or middleman for a Disqualified Organization, (ii) if the Residual Interest is a "non-economic residual interest" within the meaning of Treas. Reg. Section 1.860E-1(c)(2),(I) that no purpose of the acquisition of the Class R Certificate is to avoid or impede the assessment or collection of tax, (II) that such transferee has historically paid its debts as they came due and will continue to pay its debts as they come due and (III) that such transferee represents that it understands that, as the holder of the non-economic residual interest, the transferee may incur tax liabilities in excess of any cash flows generated by the interest and that the transferee intends to pay taxes associated with holding the residual interest and (iii) unless the Master Servicer consents to the transfer of the Class R Certificate to a Person who is not a U.S. Person, that it is a U.S. Person. The Master Servicer shall not grant the consent referred to in this Section 4.02(i) if it has actual knowledge that any statement made in the affidavit issued pursuant to the preceding sentence is not true. Notwithstanding any purported transfer, sale or other disposition of the Class R Certificate to a Disqualified Organization, such transfer, sale or other disposition shall be deemed to be of no legal force or effect whatsoever and such Disqualified Organization shall not be deemed to be a Class R Certificateholder for any purpose hereunder, including, but not limited to, the receipt of distributions on such Class R Certificate. If any purported transfer shall be in violation of the provisions of this Section 4.02(i) then the prior holder of the Class R Certificate shall, upon discovery that the transfer of such Class R Certificate was not in fact permitted by this Section 4.02(i), be restored to all rights as a Holder thereof retroactive to the date of the purported transfer of such Class R Certificate. The Trustee and the Master Servicer shall be under no liability to any Person for any registration or transfer of a Class R Certificate that is not permitted by this Section 4.02(i) or for making payments due on such Class R Certificate to the purported Holder thereof or taking any other action with respect to such purported Holder under the provisions of this Agreement so long as the transfer was not registered under the written certification of the Master Servicer as described in this Section 4.02(i). The prior Holder shall be entitled to recover from any purported Holder of a Class R Certificate that was in fact not a permitted purported transferee under this Section 4.02(i) at the time it became a purported Holder all payments made to such purported Holder on such Class R Certificate; provided that the Master Servicer shall not be responsible for such recovery. Each Class R Certificateholder, by the acceptance of the Class R Certificate, shall be deemed for all purposes to have consented to the provisions of this
Section 4.02(i) and to any amendment to this Agreement deemed necessary by counsel of the Master Servicer to ensure that the Class R Certificate is not transferred to a Disqualified Organization and that any transfer of such Class R Certificate will not cause the imposition of a tax upon the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC. The restrictions on transfer of the Class R Certificate will cease to apply and be void upon receipt by the Trustee of a certificate of the Master Servicer stating that the Master Servicer has received an Opinion of Counsel to the effect that such restrictions on transfer are no longer necessary to avoid the risk of material federal taxation to the Trust Fund or prevent the Trust Fund from qualifying as a REMIC.

                 Section 4.03. Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Trustee or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Class. Upon the issuance of any new Certificate under this Section, the Trustee may require of the Certificateholder the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. Any replacement Certificate of any Class issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership of the Percentage Interest in the distributions to which the Certificateholders of such Class are entitled, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Certificate shall be found at any time, and such mutilated, destroyed, lost or stolen Certificate shall be of no force or effect under this Agreement, to the extent permitted by law.

                 Section 4.04. Persons Deemed Owners. Prior to due presentation of a Certificate of any Class for registration of transfer, the Company, the Master Servicer and the Trustee may treat the person in whose name any Certificate is registered on the Record Date as the owner of such Certificate and the Percentage Interest in the distributions to which the Certificateholders of such Class are entitled on the relevant date as the Holder of such Certificate and the Percentage Interest represented by such Certificate for the purpose of receiving remittances pursuant to Section 6.01 and for all other purposes whatsoever, and neither the Company, the Master Servicer nor the Trustee shall be affected by notice to the contrary.

                 Section 4.05. Appointment of Paying Agent. The Trustee may appoint a Paying Agent hereunder, which Paying Agent shall not be the Company, any Mortgage Loan Seller, or an affiliate of the Company or any Mortgage Loan Seller unless such Paying Agent is the Corporate Trust Department of Chase. In the event of any such appointment, on the Business Day prior to each Remittance Date, the Master Servicer (or, if the Master Servicer's right to withdraw funds from the Certificate Account has been revoked by the Trustee pursuant to
Section 5.09, the Trustee) shall deposit or cause to be deposited with the Paying Agent from funds on deposit in the Certificate Account a sum sufficient to make the payments to Certificateholders in the amounts and in the manner provided for in Section 6.01, such sum to be held in trust for the benefit of Certificateholders in a segregated account (the "Paying Agent Account") which shall be an Eligible Account in the name of "Norwest Bank Minnesota, N.A., as Trustee, in trust for and for the benefit of the Certificateholders of Multi-Class Mortgage Pass-Through Certificates, MorServ, Inc., Series 1996-1 - Paying Agent Account". The Master Servicer shall cause the Paying Agent to perform each of the obligations of the Paying Agent set forth herein and shall be liable to the Trustee and the Certificateholders for failure of the Paying Agent to perform such obligations. If the Paying Agent is a party other than the





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
Trustee, the Trustee shall have no liability in connection with the performance or failure of performance of the Paying Agent. The Trustee designates the Corporate Trust Department of Chase as the initial Paying Agent. Only the Trustee may remove the Paying Agent, and may do so at will. The Trustee may withdraw funds from the Paying Agent Account, although it is recognized and understood that for purposes of administrative efficiency, in the ordinary course the Paying Agent and not the Trustee will make all withdrawals from the Paying Agent Account necessary to make payments to Certificateholders. It is recognized and understood that the Trustee and not the Master Servicer possesses the funds in the Paying Agent Account.

                 If, on any Remittance Date, the Paying Agent fails to distribute to Certificateholders the amounts then on deposit in the Paying Agent Account for the purposes specified herein, the Trustee shall be obligated promptly upon its knowledge thereof to distribute such amounts to Certificateholders in the manner and in such amounts based upon information provided by the Master Servicer; provided that in no event shall the Trustee be obligated for purposes of this paragraph to distribute to Certificateholders any amounts other than those on deposit in the Paying Agent Account or expend any funds not reimbursable pursuant to Section 10.05 hereof, except as otherwise provided herein. Notwithstanding anything in this Agreement to the contrary, the Trustee shall be liable to the Master Servicer and the Certificateholders only for its negligence, in connection with the withdrawal of funds from the Paying Agent Account by the Trustee and the distribution of such funds by the Trustee to Certificateholders pursuant to this paragraph.

                 The Master Servicer shall cause each Paying Agent other than the Trustee to execute and deliver to the Master Servicer and the Trustee on the Closing Date or, if subsequently appointed, on the date of appointment, a written instrument executed by an officer of the Paying Agent in which such Paying Agent shall agree with the Master Servicer and the Trustee that such Paying Agent will hold all sums held by it for the payment to Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders.

                 Section 4.06. Authenticating Agents. (a) The Trustee may appoint one or more Authenticating Agents (each, an "Authenticating Agent") which shall be authorized to act on behalf of the Trustee in authenticating the Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each





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
Authenticating Agent must be a corporation organized and doing business under the laws of the United States of America or of any state, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

         (b) Any Person into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any Person succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

         (c) Any Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee and the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Company. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance within the provisions of this Section 4.06, the Trustee may appoint a successor Authenticating Agent, shall give written notice of such appointment to the Company and shall mail notice of such appointment to all Holders of Certificates. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 4.06. No Authenticating Agent shall have responsibility or liability for any action taken by it as such at the direction of the Trustee. Any Authenticating Agent shall be entitled to reasonable compensation for its services and any such compensation shall be payable solely by the Trustee, without any right of reimbursement from the Company, the Master Servicer or the Trust Fund.

                              [End of Article IV]





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
                                   ARTICLE V

                 ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

                 Section 5.01. Master Servicer to Service Mortgage Loans. The Master Servicer shall service and administer the Mortgage Loans and shall have full power and authority, acting alone or through Sub-Servicers as provided in
Section 5.02, to do any and all things which it may deem necessary or desirable in connection with such servicing and administration. Without limiting the generality of the foregoing, the Master Servicer in its own name or in the name of a Sub-Servicer shall in each instance request the consent and authorization of the Trustee when the Master Servicer or the Sub-Servicer, as the case may be, believes it appropriate in its best judgment, to execute and deliver, on behalf of the Certificateholders and the Trustee or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Properties; provided, however, that except as otherwise set forth in this Agreement, the Master Servicer may allow a modification with respect to a Mortgage Loan if the Master Servicer would take such action in the ordinary course of its business if it were the owner of the Mortgage Loan; provided further, however, that the Master Servicer will not allow any of the following modifications: (i) an extension of the maturity of the related Mortgage Note, (ii) a change in the interest rate of the related Mortgage Note or (iii) an increase or decrease in the principal amount of the related Mortgage Note. The Master Servicer shall furnish to the Trustee for execution and redelivery to the Master Servicer or, at the request of the Master Servicer, a Sub-Servicer, such documents necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans and the Trustee shall not be responsible for the Master Servicer's application thereof. The Master Servicer agrees to remain eligible as either a FNMA or FHLMC seller/servicer, or both, for so long as it is Master Servicer.

                 All Servicing Advances made by the Master Servicer in effecting the timely payment of taxes, insurance and assessments on the properties subject to the Mortgage Loans shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loan so permit, and such Servicing Advances shall be recoverable by the Master Servicer to the extent permitted by Sections 5.09 and 5.23.

                 Section 5.02. Sub-Servicing Agreements Between Master Servicer and Sub-Servicers; Enforcement of Sub-Servicer's Obligations. (a) The Master Servicer may enter into

Sub-Servicing Agreements with Sub-Servicers for the servicing and administration of all or part of the Mortgage Loans. References in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Sub-Servicer on behalf of the Master Servicer. Each Sub-Servicing Agreement will be upon such terms and conditions as are not inconsistent with this Agreement and as the Master Servicer and the Sub-Servicer have agreed. The Master Servicer shall notify the Trustee in writing promptly upon the appointment of any Sub-Servicer. For purposes of this Agreement, the receipt by the Sub-Servicer of any amount with respect to a Mortgage Loan (other than amounts representing servicing compensation or reimbursement for an advance) shall be treated as the receipt by the Master Servicer of such amount. The Sub-Servicer shall deposit all such funds in an Eligible Account.

                 (b) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall enforce the obligations of each Sub-Servicer under the related Sub-Servicing Agreement. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Sub-Servicing Agreements as appropriate, and the pursuit of other remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense but shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement only to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loans or (ii) from a specific recovery of costs, expenses or attorneys' fees against the party against whom such enforcement is directed.

                 Section 5.03. Successor Sub-Servicers. The Master Servicer shall be entitled to terminate any Sub-Servicing Agreement that may exist in accordance with the terms and conditions of such Sub-Servicing Agreement and without any limitation by virtue of this Agreement.

                 Section 5.04. Liability of the Master Servicer. Notwithstanding any Sub-Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a Sub-Servicer or reference to actions taken through a Sub-Servicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee and Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Sub-Servicing Agreements or arrangements or by virtue of indemnification from the Sub-Servicer or the Mortgage Loan Seller and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Sub-Servicer for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

                 Section 5.05. No Contractual Relationship Between Sub-Servicer and Trustee or Certificateholders. Any Sub-Servicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Sub-Servicer in its capacity as such and not as an originator shall be deemed to be between the Sub-Servicer and the Master Servicer alone and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Sub-Servicer.

                 Section 5.06. Termination of Sub-Servicing Agreement. If the Master Servicer shall for any reason no longer be the master servicer hereunder (including by reason of any Event of Default), the Master Servicer shall thereupon terminate each Sub-Servicing Agreement that may have been entered into and the Trustee, its designee or the successor servicer and the Trustee shall not be deemed to have assumed any of the Master Servicer's interest therein or to have replaced the Master Servicer as a party to any such Sub-Servicing Agreement.

                 Section 5.07. Collection of Mortgage Loan Payments. Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Master Servicer will proceed diligently to collect all payments due under each of the Mortgage Loans when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it follows with respect to conventional mortgage loans held in its own portfolio. Any such arrangements shall not diminish or otherwise affect the Master Servicer's obligation to make Advances pursuant to Section 6.03.

                 Section 5.08. Establishment of Certificate Account; Deposit in Certificate Account. With respect to all of the Mortgage Loans, the Master Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Certificate Accounts for the benefit of the Certificateholders (collectively, the "Certificate Account") which are Eligible Accounts, in the form of a trust account, in the name of "Norwest Bank Minnesota, N.A., as Trustee, in trust for and for the benefit of the Certificateholders of Multi-Class Mortgage Pass-Through Certificates, MorServ, Inc., Series 1996-1 - Certificate





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
Account." Such Certificate Account shall be established with a commercial bank, a savings bank or a savings and loan association. The Master Servicer may invest, or cause the institution maintaining the Certificate Account to invest, moneys in the Certificate Account in Eligible Investments, which shall mature not later than the Business Day next preceding the Remittance Date next following the date of such investment (except that if such Eligible Investment is an obligation of the institution that maintains the Certificate Account, then, subject to Section 4.05, such Eligible Investment shall mature not later than the related Remittance Date) and shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Trustee and shall be held by the Trustee or its agent, which agent shall not be an affiliate of the Company or any Mortgage Loan Seller unless such agent is the Corporate Trust Department of Chase and is rated at least Baa3 or P-3 by Moody's; provided, however, that all original documentation (including account statements and confirmations) regarding any investments in the Fund shall be sent by the Fund directly to the Trustee (and not an agent of the Trustee) and shall be maintained in the possession of the Trustee (and not an agent of the Trustee). All income and gain realized from any such investment shall be for the benefit of the Master Servicer as additional compensation and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments (to the extent not offset by income from other such investments) shall be deposited in the Certificate Account by the Master Servicer out of its own funds immediately as realized; provided, however, that if the Trustee becomes Master Servicer, the Trustee shall not be required to deposit the amount of any loss incurred prior to it becoming Master Servicer. The creation of any Certificate Account shall be evidenced by a certification or letter agreement in the form of Exhibit F or Exhibit G, respectively. A copy of such certification or letter agreement shall be furnished to the Trustee.

              The Master Servicer shall deposit or cause to be deposited in the Certificate Account on a daily basis (and not later than the Business Day following receipt), and retain therein:

              (i) All payments which were received after the Cut-off Date on account of principal of the Mortgage Loans (other than the principal portion of Monthly Payments due on or before the Cut-off
         Date), and all Principal Prepayments collected on or after the Cut-off Date;

             (ii) All payments which were received after the Cut-off Date on account of interest on the Mortgage Loans (net of the Servicing
         Fee)(other than the interest portion of Monthly Payments due on or before the Cut-off Date);





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
            (iii)  Net Liquidation Proceeds;

             (iv) All Insurance Proceeds received by the Master Servicer under any title, hazard or other insurance policy, including amounts required to be deposited pursuant to Sections 5.16 and 5.20, other than proceeds to be held in the Escrow Account or applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures or otherwise applied or held as required by applicable law;

              (v) All awards or settlements in respect of condemnation proceedings affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures;

             (vi)  All Repurchase Proceeds;

            (vii) All Advances made by the Master Servicer pursuant to Section 6.03;

           (viii) All amounts representing revenues under the insurance provided pursuant to Section 5.19 to the extent of any losses borne by any Certificateholder;

             (ix) All revenues from any Mortgaged Property acquired by the Master Servicer by foreclosure or deed in lieu of foreclosure net of any Servicing Advances with respect to such Mortgaged Property; and

              (x) Any other amounts required to be deposited therein pursuant to this Agreement.

              The Master Servicer shall maintain accounting records on a loan-by-loan basis with respect to the Certificate Account. The Master Servicer shall give notice to the Trustee and the Company and each Rating Agency of any change in the location of the Certificate Account, prior to the use thereof. Notwithstanding anything to the contrary herein, no Monthly Payment or any portion thereof shall be permitted to remain in the Certificate Account for more than 12 months. Any Monthly Payment or any portion thereof that has remained in the Certificate Account for 12 months shall be deemed a Principal Prepayment and distributed to Certificateholders pursuant to the provisions of this Agreement on the Remittance Date immediately following the end of such 12 month period.

              Section 5.09. Permitted Withdrawals from the Certificate Account. The Master Servicer and the Trustee may, from time to time, withdraw funds from the Certificate Account for the following purposes:

              (i) to make payments in the amounts and in the manner provided for in Section 6.01;

             (ii) to reimburse the Master Servicer for Advances made pursuant to Section 6.03 (including amounts to reimburse the related Sub-Servicer for advances made pursuant to the applicable Sub-Servicing Agreement), the Master Servicer's and the Sub-Servicer's right to receive reimbursement pursuant to this subclause (ii) being limited to amounts received on particular Mortgage Loans which represent Late Collections (net of the Servicing Fees) with respect to those particular Mortgage Loans;

            (iii)  to pay the Master Servicer the Servicing Fee;

             (iv) to reimburse the Master Servicer for unreimbursed Servicing Advances, or to pay the related Sub-Servicer any unreimbursed Servicing Advances, the Master Servicer's right to receive reimbursement or make payments to the Sub-Servicer pursuant to this subclause (iv) with respect to any Mortgage Loan being limited to related Liquidation Proceeds, Insurance Proceeds, and condemnation awards;

              (v) to reimburse the Master Servicer (or the related Sub-Servicer) or the Company for expenses incurred by and recoverable by or reimbursable to it pursuant to Section 5.01, 5.16 or 8.03;

             (vi) to reimburse the Master Servicer (or the related Sub-Servicer) for any Nonrecoverable Advances;

            (vii) to pay to the Master Servicer (or the related Sub-Servicer) income earned on the investment of funds deposited in the Certificate Account;

           (viii) to make payments to the Master Servicer or others pursuant to any provision of this Agreement, and to clear and terminate the Certificate Account upon the termination of this Agreement;

             (ix)  to withdraw amounts deposited in error; and

              (x) in the case of the Master Servicer, if requested by the Trustee, to withdraw funds for any purpose contemplated by this
         Section 5.09.

              It is recognized and understood that for purposes of administrative efficiency, in the ordinary course the Master Servicer and not the Trustee will make all withdrawals from the Certificate Account pursuant to this Section 5.09.





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
                 The Trustee may revoke the right of the Master Servicer to withdraw funds from the Certificate Account pursuant to this Section 5.09; provided, however, that upon any such revocation the Trustee shall become obligated to make any necessary withdrawals from the Certificate Account. It is expressly understood that the Trustee shall have no liability whatsoever to any Person, including but not limited to the Company, the Master Servicer and the Certificateholders, in connection with any decision by it to revoke or not to revoke the Master Servicer's right to withdraw funds from the Certificate Account, but shall be liable for the performance or nonperformance of any obligation, once expressly undertaken, to withdraw funds from the Certificate Account pursuant to this paragraph. Nothing in this paragraph shall be construed to alter the provisions of Section 9.01. It is recognized and understood that the Trustee and not the Master Servicer possesses the funds in the Certificate Account.

                 Section 5.10. Establishment of Escrow Account; Deposits in Escrow Account. With respect to those Mortgage Loans on which the Master Servicer or any Sub-Servicer collects Escrow Payments, if any, the Master Servicer shall, and shall cause the Sub-Servicer to, segregate and hold all funds collected and received pursuant to each such Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of trust accounts. Such Escrow Accounts shall be established with a commercial bank, a mutual savings bank or a savings and loan association the deposits of which are insured by the FDIC in a manner which shall provide maximum available insurance thereunder, and which may be drawn on by the Master Servicer. The Master Servicer shall give notice to the Trustee of the location of any Escrow Account, and of any change thereof, prior to the use thereof.
The creation of any Escrow Account shall be evidenced by a certification or letter agreement in the form of Exhibit H or Exhibit I, respectively. Nothing in this paragraph shall be deemed to require the Master Servicer to collect Escrow Payments in the absence of a provision in the related Mortgage requiring such collection.

                 The Master Servicer shall deposit, or cause to be deposited, in any Escrow Account or Accounts on a daily basis, and retain therein, (i) all Escrow Payments collected on account of any Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement and (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any Mortgaged Property. The Master Servicer shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as are set forth in Section 5.11. The Master Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the related Mortgagor and, to the extent required by law, the Master Servicer shall pay interest on escrowed funds to the related Mortgagor notwithstanding that the Escrow Account is non-interest-bearing or that interest paid thereon is insufficient for such purposes.

                 Section 5.11. Permitted Withdrawals from Escrow Account. Withdrawals from any Escrow Account or Accounts may be made by the Master Servicer only (i) to effect timely payments of ground rents, taxes, assessments, water rates, Standard Hazard Policy premiums, or other items constituting Escrow Payments for the related Mortgage, (ii) to reimburse the Master Servicer for any Servicing Advance made by the Master Servicer, with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder, (iii) to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Mortgage Loan or under applicable law, (iv) for application to restoration or repair of the property subject to the related Mortgage, (v) to pay to the Master Servicer, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account, (vi) to clear and terminate the Escrow Account on the termination of this Agreement or (vii) to withdraw amounts deposited in error.

                 Section 5.12. Payment of Taxes, Insurance and Other Charges. With respect to each Mortgage Loan, the Master Servicer shall maintain, or cause to be maintained, accurate records reflecting any delinquencies or nonpayments with regard to taxes, assessments and Standard Hazard Policy premiums. The Master Servicer assumes full responsibility for ensuring the payment of all such bills and shall effect payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

                 Section 5.13. Transfer of Accounts. The Master Servicer may transfer the Certificate Account or Escrow Account to an Eligible Account maintained with a different depository institution from time to time. Such transfer shall be made by the Master Servicer only upon obtaining the consent of the Trustee, which consent shall not be unreasonably withheld. The Master Servicer shall notify each Rating Agency upon any such transfer.

                 Section 5.14.  [Reserved]

                 Section 5.15. Maintenance of the Primary Insurance Policies. The Master Servicer shall not take, or permit any Sub-

Servicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or Sub-Servicer, would have been covered thereunder. To the extent coverage is available, the Master Servicer shall keep or cause to be kept in full force and effect each such Primary Insurance Policy until the Loan-to-Value Ratio of the related Mortgage Loan is reduced to 80%, in an amount equal to the amount by which the unpaid principal balance of the related Mortgage Loan exceeds 75% of the value (as described in the definition of Loan-to-Value Ratio) of the related Mortgaged Property. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy or consent to any Sub-Servicer canceling or refusing to renew any such Primary Insurance Policy applicable to a Mortgage Loan subserviced by it, that is in effect at the date of the initial issuance of the Certificates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with an insurer whose claims-paying ability is rated at least as high as the original insurer or is acceptable to each Rating Agency as confirmed in writing by each such Rating Agency, unless otherwise required by law.

                 Section 5.16. Maintenance of Standard Hazard Policies. (a) The Master Servicer shall cause to be maintained for each Mortgage Loan (other than a Co-op Loan) a Standard Hazard Policy with extended coverage as is prudent in the area where the Mortgaged Property is located in an amount which is equal to the greater of (i) the lesser of (A) 100% of the maximum insurable value of the improvements securing such Mortgage Loan or (B) the principal balance owing on such Mortgage Loan, or (ii) such amount required to prevent the Mortgagor or mortgagee from becoming a co-insurer. If the Mortgaged Property is in an area identified at the time of origination in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the Master Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of (i) the outstanding Principal Balance of the Mortgage Loan, (ii) the full insurable value or (iii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973. The Master Servicer shall also maintain on property acquired upon foreclosure, or by deed in lieu of foreclosure, of any Mortgage Loan, fire and hazard insurance with extended coverage in an amount which is not less than the lesser of (i) the outstanding principal balance of the Mortgage Loan or (ii) the maximum insurable value of the improvements which are a part of such property, liability insurance, and, to the extent available, flood insurance in an amount as provided above. Any amounts collected by the Master Servicer under any such policies





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(other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited, subject to applicable law, in the Certificate Account. It is understood and agreed that no earthquake or other additional insurance need be required by the Master Servicer of any Mortgagor or maintained on property acquired in respect of a Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All such Standard Hazard Policies and other policies shall be endorsed with standard mortgagee clauses with loss payable to the Master Servicer or its designee. Any such Standard Hazard Policies or other policies may be in the form of blanket policies; provided, however, that in the event of any claim arising in connection with a hazard loss the Master Servicer shall be obligated, in the case of blanket insurance policies, to deposit in the Certificate Account any amount not payable under such blanket policy because of a deductible clause in such policy and not otherwise payable under an individual policy. The Master Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent; provided, however, that the Master Servicer shall not accept any such insurance policies from insurance companies unless such companies are acceptable insurers in the discretion of the Master Servicer.

                 (b) Any cost incurred by the Master Servicer in maintaining any of the foregoing insurance shall not, for the purpose of calculating monthly distributions to Certificateholders, be added to the amount owing under the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs (other than the costs of maintaining a blanket hazard insurance policy not attributable to a specific Mortgaged Property) shall be recoverable by the Master Servicer from the Mortgagor or out of Insurance Proceeds or Liquidation Proceeds or to the extent permitted by Section 5.09.

                 Section 5.17.  [Reserved]

                 Section 5.18.  [Reserved]

                 Section 5.19. Fidelity Bond and Errors and Omissions Insurance. The Master Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies on all officers, employees or other persons acting on behalf of the Master Servicer in any capacity with regard to the Mortgage Loans to handle funds, money, documents and papers relating to the Mortgage Loans. Any such fidelity bond and errors and omissions insurance shall protect and insure the Master Servicer against losses, including forgery, theft, embezzlement, fraud,





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errors and omissions and negligent acts of such persons and shall be maintained at a level acceptable to FNMA. No provision of this Section 5.19 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve the Master Servicer from its duties and obligations as set forth in this Agreement. Upon request of the Trustee, the Master Servicer shall cause to be delivered to the Trustee a certification evidencing coverage under such fidelity bond and insurance policy. Promptly upon receipt of any notice from the surety or the insurer that such fidelity bond or insurance policy has been terminated or modified in a materially adverse manner, the Master Servicer shall notify the Trustee and each Rating Agency of any such termination or modification.

                 Section 5.20. Collections under Insurance Policies; Enforcement of Due-On-Sale Clauses; Assumption Agreements. (a) In connection with its activities as administrator and servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Standard Hazard Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any insurance policies. Pursuant to Section 5.08, the Master Servicer shall deposit Insurance Proceeds in the Certificate Account.

                 (b) When any Mortgaged Property is conveyed by the Mortgagor, the Master Servicer shall enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted by such Mortgage Note or Mortgage, applicable law and governmental regulations. Subject to the foregoing, the Master Servicer is authorized to take or enter into an assumption or substitution agreement from or with the Person to whom such property has been or is about to be conveyed. In connection with such assumption or substitution, the Master Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual and as it applies to mortgage loans owned solely by it.

                 Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Master Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any conveyance by the Mortgagor of the Mortgaged Property or any assumption of a Mortgage Loan by operation of law which the Master Servicer in good faith determines it may be restricted by law from preventing, for any reason whatsoever.

                 (c) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the effect set forth in Section 5.20(b), in any case in which a Mortgaged Property is to be conveyed to a Person by a Mortgagor, and such Person is to enter





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
into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage, the Master Servicer shall so notify the Trustee by forwarding to the Trustee the original copy of such assumption or substitution agreement, which copy shall be added by the Trustee to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. In connection with any such assumption, modification agreement or substitution agreement, the interest rate of the related Mortgage Note shall not be changed, the principal amount of the Mortgage Note shall not be increased or decreased and the maturity of the Mortgage Note shall not be extended, nor shall it be shortened by more than one year. Any fee collected by the Master Servicer for entering into an assumption or substitution of liability agreement with respect to such Mortgage Loan shall be retained by the Master Servicer as additional servicing compensation.

                 Section 5.21. Income and Realization from Defaulted Mortgage Loans. The Master Servicer, on behalf of the Trustee, shall foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 5.07, shall manage, conserve, protect and operate such Mortgaged Properties for the purposes of their prompt disposition and sale, and shall dispose of such Mortgaged Properties on such terms and conditions as it deems in the best interests of the Certificateholders. The Master Servicer shall sell such property within two years from such foreclosure or conversion or such longer period as would not prevent such Mortgaged Property from constituting "foreclosure property" within the meaning of Section 860G(a)(8) of the Code. In connection with such activities, the Master Servicer shall follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities, including its management of foreclosed properties for a temporary period as contemplated herein. The foregoing is subject to the provisions of Section 5.28 of this Agreement and to the proviso that the Master Servicer shall not be required to expend its own funds in connection with any management, foreclosure or towards the restoration of any property unless it shall determine that such management, restoration or foreclosure will increase the Liquidation Proceeds of the Mortgage Loan to Certificateholders after reimbursement to itself for such expenses (respecting which it shall have priority for purposes of withdrawals from the Certificate Account pursuant to Section 5.09). The income earned from the management of such Mortgaged Properties, net of reimbursement to the Master Servicer for expenses (including any taxes) incurred in connection with such management, shall be applied to the payment of principal of and interest on the





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related defaulted Mortgage Loans (with interest accruing and principal amortizing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Certificate Account. To the extent the income received is in excess of the amount attributable to amortizing principal and accrued interest at the Remittance Rate on the related Mortgage Loan, such excess shall be deposited in the Certificate Account. In lieu of foreclosure, the Master Servicer may (but is not obligated to) purchase any defaulted Mortgage Loan at the Purchase Price. In the event of such purchase, the Purchase Price for the purchased Mortgage Loan shall be paid by the Master Servicer and shall be deposited by the Master Servicer in the Certificate Account promptly upon receipt and, upon receipt by the Trustee of written notification of such deposit signed by a Servicing Officer, the Trustee shall promptly release to the Mortgage Loan Seller the related Mortgage File and the Trustee shall execute and deliver such instruments of transfer or assignment as may be provided to it by the Master Servicer, without recourse, as shall be necessary to vest in the Master Servicer or its designee, as the case may be, any Mortgage Loan released pursuant hereto, and the Trustee shall have no further responsibility with regard to such Mortgage Loan.

                 Section 5.22. Trustee to Cooperate; Release of Mortgage Files. (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon the receipt by the Master Servicer of a notification that payment in full will be made in a manner customary for such purposes, the Master Servicer shall immediately notify the Trustee (if the Trustee holds the related Mortgage
File) by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Certificate Account pursuant to Section 5.08 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Mortgage File. Upon receipt of such certification and request, within five Business Days the Trustee shall release the related Mortgage File to the Master Servicer and execute and deliver to the Master Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such other instruments releasing the lien of the Mortgage as have been provided by the Master Servicer to the Trustee, together with the Mortgage Note with written evidence of cancellation thereon, and the Trustee shall have no further responsibility with respect to said Mortgage File. Upon any such payment in full, or the receipt of such notification, the Master Servicer is authorized to procure from the Trustee under the deed of trust which secured the Mortgage Note, if any, a deed of full reconveyance covering the property encumbered by such deed of trust, which assignment of deed of trust, except as otherwise provided by any applicable law, shall be recorded by





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
the Master Servicer in the appropriate land records in the jurisdiction in which the assignment of deed of trust is recorded, or, as the case may be, to procure from the Trustee an instrument of satisfaction or, if the Mortgagor so requests, an assignment without recourse, which deed of reconveyance, instrument of satisfaction or assignment shall be delivered by the Master Servicer to the Person or Persons entitled thereto. No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Certificate Account or to the Trustee.

                 (b) From time to time as is appropriate for the servicing or foreclosure of any Mortgage Loan, the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that possession of all, or any document constituting part of, the Mortgage File be released to the Master Servicer and certifying as to the reason for such release and that such release will not invalidate any insurance coverage provided in respect of the Mortgage Loan under any of the insurance policies required by this Agreement. With such certificate, the Master Servicer shall require that the Trustee release the Mortgage File, and, within five Business Days, the Trustee shall deliver the Mortgage File or any document therein to the Master Servicer. The Master Servicer shall cause each Mortgage File or any document therein so released to be returned to the Trustee when the need therefor by the Master Servicer no longer exists, unless (i) the Mortgage Loan has been liquidated and the Net Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Certificate Account or (ii) the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non-judicially, and the Master Servicer has delivered to the Trustee a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.

                 (c) Upon written request of the Master Servicer, the Trustee shall execute and deliver to the Master Servicer any court pleadings, requests for trustee's sale or other documents prepared by and delivered by the Master Servicer to the Trustee necessary to the foreclosure or trustee's sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity. Together with such documents or pleadings, the Master Servicer shall deliver to the Trustee a certificate of a Servicing Officer requesting that such pleadings or documents be executed by the Trustee and certifying





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
as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate any insurance coverage under the insurance policies required under this Agreement or invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee's sale.

                 Section 5.23. Servicing and Other Compensation. The Master Servicer, as compensation for its activities hereunder, shall be entitled to receive, on or prior to each Remittance Date, the amounts provided for as the Servicing Fee and as reimbursement for Nonrecoverable Advances, Servicing Advances and reimbursement for Advances, all as specified by Section 5.09. The amount of compensation or reimbursement provided for shall be accounted for on a Mortgage Loan-by-Mortgage Loan basis.

                 Additional servicing compensation in the form of assumption fees, prepayment fees and late payment charges shall be retained by the Master Servicer, to the extent permitted by applicable law. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including the fees and expenses of the Trustee and any Sub-Servicer) and shall not be entitled to reimbursement therefor except as specifically provided in Sections 5.09 and 5.21.

                 Section 5.24.  [Reserved]

                 Section 5.25. Annual Statement as to Compliance. The Master Servicer will deliver to the Company and the Trustee on or before April 15 of each year, beginning with the first April 15 that occurs at least six months after the Cut-off Date, an Officers' Certificate stating, as to each signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of performance under this Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and (iii) to the best of such officer's knowledge, each Sub-Servicer has fulfilled its obligations under its Sub-Servicing Agreement in all material respects, or if there has been a material default in the fulfillment of such obligations, specifying such default known to such officers and the nature and status thereof. Copies of such statement shall be provided to each Rating Agency. Copies of such statement shall also be provided by the Master Servicer to any Certificateholder upon request. If the Master Servicer shall fail to provide such copies and a Responsible Officer of the Trustee is aware that the Master Servicer has not so provided copies, the Trustee shall provide such copies at the





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Master Servicer's expense if the Trustee has received such statement.

                 Section 5.26. Annual Independent Public Accountants' Servicing Report. On or before April 15 of each year, beginning with the first April 15 that occurs at least six months after the Cut-off Date, the Master Servicer at its expense shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Company and the Trustee to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans and that, on the basis of such examination conducted substantially in compliance with the Uniform Single Audit Program for Mortgage Bankers, such servicing has been conducted in compliance with the manner of servicing set forth in pooling and servicing agreements substantially similar to this Agreement, except for (i) such exceptions as such firm shall believe to be immaterial and (ii) such other exceptions as shall be set forth in such statement. Copies of such statement shall be provided to each Rating Agency, and, upon request, to the Certificateholders, by the Master Servicer, or by the Trustee at the Master Servicer's expense if the Trustee has received such statement and the Master Servicer shall fail to provide such copies and the Trustee is aware that the Master Servicer has not so provided copies.

                 Section 5.27. Access to Certain Documentation; Rights of the Company in Respect of the Master Servicer. The Master Servicer shall provide access to the Trustee, Certificateholders which are savings and loan associations, banks or insurance companies or examiners of any federal or state banking or insurance regulatory authority to the documentation regarding the Mortgage Loans if so required by applicable regulations of any regulatory authority, such access to be afforded subject to reimbursement for expenses without charge but only upon reasonable request and during normal business hours at the offices of the Master Servicer designated by it. The Company may, but is not obligated to, enforce the obligations of the Master Servicer under this Agreement and may, but is not obligated to, appoint and cause a designee to perform, any defaulted obligations of the Master Servicer hereunder or exercise the rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of the appointment of a designee by the Company or its designee. The Company shall not assume any responsibility or liability for any action or failure to take action by the Master Servicer and is not obligated to supervise the performance of the Master Servicer under this Agreement or otherwise.

                 Section 5.28. REMIC-Related Covenants. For as long as the Trust Fund shall exist, the Master Servicer and the Trustee





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shall act in accordance herewith to assure continuing treatment of the Trust
Fund as a REMIC.  In particular:

                 (a) The Master Servicer shall not create, or permit the creation of, any "interests" in the Trust Fund within the meaning of Section 860G(a) of the Code other than the "regular interests" in the REMIC designated as such in Section 2.04(a) and the Residual Interest;

                 (b) As of all times as may be required by the Code, the Master Servicer will ensure that substantially all of the assets of the Trust Fund will consist of "qualified mortgages" as defined in section 860G(a)(3) of the Code and "permitted investments" as defined in section 860G(a)(5) of the Code. The Master Servicer and the Trustee, upon the direction of the Master Servicer, also will maintain records that are sufficient to indicate the Trust Fund's compliance with applicable requirements of the Code (and applicable Proposed, Temporary or final Treasury Regulations) relating to the assets held by the Trust Fund. Further, the Master Servicer shall not permit and the Trustee shall not accept the transfer or substitution of any Mortgage Loan other than pursuant to Section 3.05 of this Agreement and the Master Servicer shall, in any case, not permit substitution later than two years from the Closing Date unless the Master Servicer and the Trustee have received an Opinion of Counsel, which will not be an expense of the Trust Fund, that such transfer or substitution would not adversely affect the REMIC status of the Trust Fund or would not otherwise be prohibited by this Agreement;

                 (c) The Master Servicer shall ensure that the Trust Fund does not receive a fee or other compensation for services and that the Trust Fund does not receive any income from assets other than "qualified mortgages" within the meaning of section 860G(a)(3) of the Code or "permitted investments" within the meaning of section 860G(a)(5) of the Code, and shall take whatever action it deems necessary to avoid any material tax imposed by the Code on the Trust Fund; provided, however, that the Trust Fund shall not be prohibited from recognizing its "net income from foreclosure property," as provided in section 860G(c) of the Code with respect to any Mortgage Loan foreclosed upon as provided in Section 5.21;

                 (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans or of any Eligible Investment unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement or the Trustee has received an Opinion of Counsel, which will not be an expense of the Trust Fund, to the effect that such sale (i) is pursuant to a "qualified liquidation" as defined in section 860F(a)(4) of the Code and as described in Section 11.01 hereof, or (ii) would not be treated as a "prohibited transaction" within the meaning of





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
section 860F(a)(2) of the Code that results in the realization of a material amount of gain or loss for federal income tax purposes;

                 (e) The Trustee shall not accept any contribution to the Trust Fund after the Startup Day without an Opinion of Counsel that such contribution is included within the exceptions provided in Section 860G(d)(2) of the Code and, therefore, will not be subject to the tax imposed by Section 860G(d)(1) of the Code; and

                 (f) Notwithstanding anything to the contrary in this Agreement, the Master Servicer and the Trustee, at the direction of the Master Servicer, shall take any other action or refuse to take any action otherwise required (including adjusting the Purchase Price for any Mortgage Loan) where the Master Servicer deems such action or inaction reasonably necessary to ensure the REMIC status of the Trust Fund under the Code and applicable regulations or to avoid the imposition of any material tax liability on the Trust Fund that will affect amounts distributable to the Certificateholders.

                               [End of Article V]


                                   ARTICLE VI

                       PAYMENTS TO THE CERTIFICATEHOLDERS

                 Section 6.01. Distributions. (a) On each Remittance Date, the Paying Agent shall apply an amount equal to the Available Distribution Amount, the amount, if any, of Advances of the Master Servicer pursuant to
Section 6.03 and amounts deposited into the Certificate Account pursuant to
Section 6.05, in the following order of priority:

                 (i) to the Non-PO Class A Certificateholders, all distributable amounts (exclusive of any Excess Interest to the extent collected) up to the amount distributable pursuant to (b)(i) below but in no event in excess of the Non-PO Class A Distribution Amount;

                 (ii) the balance, if any, of the Available Distribution Amount, Advances and any amounts deposited in the Certificate Account pursuant to Section 6.05 (exclusive of any Excess Interest to the extent collected) shall be allocated, pro rata (in accordance with the maximum amounts distributable in accordance with this clause (ii)) between (A) the Non-PO Class A Certificateholders, the amounts distributable pursuant to (b)(iii) below, up to the amount, if any, equal to the difference between (x) Non-PO Class A Distribution Amount and (y) the amount distributable to the





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
         Non-PO Class A Certificates pursuant to (a)(i) above (such amount, the "Non-PO Class A Principal Distribution Amount"), and (B) the Class A-P Certificateholders, the Class A-P Amount, in accordance with (b)(ii) below;

                (iii) to the Class M Certificateholders, the balance, if any, of the Available Distribution Amount and Advances (exclusive of any Excess Interest to the extent collected) and any amounts deposited in the Certificate Account pursuant to Section 6.05 after making the distributions provided for in paragraphs (i) and (ii) above, in accordance with, and up to the amount calculated pursuant to, Section 6.01(c) below;

                 (iv) to the Class B Certificateholders, the balance, if any, of the Available Distribution Amount and Advances (exclusive of any Excess Interest to the extent collected) and any amounts deposited in the Certificate Account pursuant to Section 6.05 after making the distributions provided for in paragraphs (i) through (iii) above, in accordance with, and up to the amounts calculated pursuant to, Section 6.01(d) below;

                  (v) to the Class R Certificateholders the balance, if any, of the Available Distribution Amount and Advances (exclusive of any Excess Interest to the extent collected) remaining after the distributions provided for in paragraphs (i) through (iv) above; and

                 (vi)     to the Holders of the Chemical Interest, Excess
         Interest.

                 (b) Amounts payable to the Class A Certificateholders on any Remittance Date shall be distributed as follows:

             (i) to the extent the amount available for distribution pursuant to (a)(i) is sufficient and subject to Section 6.05(b):

                                  (A) to the Class A-1 Certificateholders, (1) one month's interest on the Outstanding Certificate Principal Balance of the Class A-1 Certificates at the Remittance Rate plus (2) the Class A-1 Shortfall from the preceding Remittance Date;

                                  (B) to the Class A-2 Certificateholders, (1) one month's interest on the Outstanding Certificate Principal Balance of the Class A-2 Certificates at the Remittance Rate plus (2) the Class A-2 Shortfall from the preceding Remittance Date;





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
                                  (C) to the Class A-3 Certificateholders, (1) one month's interest on the Outstanding Certificate Principal Balance of the Class A-3 Certificates at the Remittance Rate plus (2) the Class A-3 Shortfall from the preceding Remittance Date;

                                  (D) to the Class A-4 Certificateholders, (1) one month's interest on the Outstanding Certificate Principal Balance of the Class A-4 Certificates at the Remittance Rate plus (2) the Class A-4 Shortfall from the preceding Remittance Date;

                                  (E) to the Class A-5 Certificateholders, (1) one month's interest on the Outstanding Certificate Principal Balance of the Class A-5 Certificates at the Remittance Rate plus (2) the Class A-5 Shortfall from the preceding Remittance Date; and

                                  (F) to the Class A-6 Certificateholders, (1) one month's interest on the Outstanding Certificate Principal Balance of the Class A-6 Certificates at the Remittance Rate plus (2) the Class A-6 Shortfall from the preceding Remittance Date.

                 (ii) to the Class A-P Certificates, an amount (the "Class A-P Amount") equal to the sum of (A) the difference between (1) the PO Allocated Amount as of the first day of the related Due Period and (2) the PO Allocated Amount as of the last day of the related Due Period (after application of payments which were received or were the subject of an Advance applicable to such Due Period) and (B) the Class A-P Shortfall from the preceding Remittance Date, but in no event more than the Outstanding Certificate Principal Balance of the Class A-P Certificates; and

                 (iii) The Non-PO Class A Principal Distribution Amount shall be distributed as follows:

                                  (A)  During such time as the aggregate
                 Outstanding Certificate Principal Balance of the Subordinated Certificates is greater than zero:

                 first, to the Class A-6 Certificates, up to the Class A-6 Priority Amount;

                 second, to the PACs, sequentially, in numerical order, in each case up to the amount necessary to reduce the aggregate Outstanding Certificate Principal Balance of the PACs to the Planned Amortization Balance;

                 third, to the Class A-4 and Class A-5 Certificates, sequentially, in that order, until the Outstanding Certificate Principal Balance of each such Class has been reduced to zero;

                 fourth, to the PACs, in accordance with clause second above, without regard to the Planned Amortization Balance, until the Outstanding Certificate Principal Balance of each such Class has been reduced to zero; and

                 fifth, to the Class A-6 Certificates, until their Outstanding Certificate Principal Balance has been reduced to zero.

                          (B) During such time as the aggregate Outstanding Certificate Principal Balance of the Subordinated Certificates equals zero, distributions pursuant to this Section 6.01(b)(iii) shall be made pro rata among the outstanding Classes of Non-PO Class A Certificates in relation to the respective Outstanding Certificate Principal Balances of such outstanding Classes, and not in accordance with the sequence of payments among such Classes set forth in Section 6.01(b)(iii)(A).

                 (iv) If the amount available for distribution to the Non-PO Class A Certificateholders pursuant to (a)(i) above is insufficient to make the distributions set forth in (b)(i) above, the Paying Agent shall distribute the available amounts to the Non- PO Class A Certificateholders pro rata in accordance with the amounts otherwise distributable to them pursuant to (b)(ii)(A)-(F) above.

                 (v) During such time as the aggregate Outstanding Certificate Principal Balance of the Class M and Class B Certificates equals zero, if any Realized Loss has occurred, the amount of such Realized Loss shall be deemed a principal distribution to the Holders of the outstanding Classes of Class A Certificates as follows. The Class A-P Certificates shall bear the portion, if any, of such Realized Loss equal to the product of (A) the PO Percentage with respect to the applicable Mortgage Loan and (B) the amount of the principal portion of the Realized Loss; and the remaining Class A Certificates shall bear the remaining portion of such Realized Loss pro rata by reference to the Outstanding Certificate Principal Balances of their Certificates and the Outstanding Certificate Principal Balances of such Certificates shall be reduced accordingly until such Outstanding Certificate Principal Balances have been reduced to zero. In the event that a recovery is made with respect to any such Realized Loss, the amount of such recovery shall be distributed on the next Remittance Date to the Class A Certificateholders pro rata in relation to the amount by which the Outstanding Certificate Principal Balances of their Certificates were reduced pursuant to the preceding sentence. To the extent a Realized Loss results in a reduction in the aggregate Outstanding Certificate Principal Balance of the Class M and Class B Certificates to zero, any amounts of such Realized Loss in excess of the amount necessary to reduce the aggregate Outstanding Certificate





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
         Principal Balance of the Class M and Class B Certificates to zero shall be subject to the provisions of this paragraph.

         (c)(i) Subject to Section 6.05(b), amounts payable on any Remittance Date to the Class M Certificateholders shall be distributed up to an amount equal to (A) one month's interest on the Outstanding Certificate Principal Balance of the Class M Certificates at the Remittance Rate plus (B) the Class M Shortfall from the preceding Remittance Date plus (C) the portion of the Subordinated Principal Distribution Amount allocable (pursuant to Section 6.01(e)) to the Class M Certificates plus (D) any Carry-over Subordinated Principal Amounts with respect to the Class M Certificates.

           (ii) During such time as the aggregate Outstanding Certificate Principal Balance of the Class B Certificates equals zero, if a Realized Loss has occurred with respect to a Liquidated Mortgage Loan, the amount of such Realized Loss shall be borne entirely by the Class M Certificates and the Outstanding Certificate Principal Balance of the Class M Certificates shall be reduced accordingly. In the event that a recovery is made with respect to any such Realized Loss, the amount of such recovery shall be distributed on the next Remittance Date to the Class M Certificateholders pro rata in relation to the amount by which the Outstanding Certificate Principal Balances of their Certificates were reduced pursuant to the preceding sentence; provided, however, that the amount of any such recovery shall be distributed first to the Class A Certificateholders up to the amount, if any, to which such Realized Loss was allocated to the Class A Certificateholders. To the extent a Realized Loss results in a decrease in the aggregate Outstanding Certificate Principal Balance of the Class B Certificates to zero, any amount of Realized Loss in excess of the amount necessary to decrease the aggregate Outstanding Certificate Principal Balance of the Class B Certificates to zero shall be subject to the provisions of this paragraph.

         (d)(i) Subject to Section 6.05(b), amounts payable on any Remittance Date to the Class B Certificateholders pursuant to Section 6.01(a)(iv) shall be distributed in the following priority:

                 (1) first, to the Class B-1 Certificateholders, up to an amount equal to (A) one month's interest on the Outstanding Certificate Principal Balance of the Class B-1 Certificates at the Remittance Rate plus (B) the Class B-1 Shortfall from the preceding Remittance Date plus (C) the pro rata portion, if any, of the Subordinated Principal Distribution Amount allocable to the Class B-1 Certificates in accordance with Section 6.01(e) plus
(D) any Carry-over Subordinated Principal Amounts with respect to the Class B-1 Certificates plus (E) any portion of the Subordinated Principal Distribution Amount allocated to the Class M Certificates in excess of the Outstanding Certificate Principal Balance of such Class;

                 (2) second, to the Class B-2 Certificateholders, up to an amount equal to (A) one month's interest on the Outstanding Certificate Principal Balance of the Class B-2 Certificates at the Remittance Rate plus (B) the Class B-2 Shortfall from the preceding Remittance Date plus (C) the pro rata portion, if any, of the Subordinated Principal Distribution Amount allocable to the Class B-2 Certificates in accordance with Section 6.01(e) plus
(D) any Carry-over Subordinated Principal Amounts with respect to the Class B-2 Certificates plus (E) any portion of the Subordinated Principal Distribution Amount allocated to the Class B-1 Certificates in excess of the Outstanding Certificate Principal Balance of such Class;

                 (3) third, to the Class B-3 Certificateholders, up to an amount equal to (A) one month's interest on the Outstanding Certificate Principal Balance of the Class B-3 Certificates at the Remittance Rate plus (B) the Class B-3 Shortfall from the preceding Remittance Date plus (C) the pro rata portion, if any, of the Subordinated Principal Distribution Amount allocable to the Class B-3 Certificates in accordance with Section 6.01(e) plus
(D) any Carry-over Subordinated Principal Amounts with respect to the Class B-3 Certificates plus (E) any portion of the Subordinated Principal Distribution Amount allocated to the Class B-2 Certificates in excess of the Outstanding Certificate Principal Balance of such Class;

                 (4) fourth, to the Class B-4 Certificateholders, up to an amount equal to (A) one month's interest on the Outstanding Certificate Principal Balance of the Class B-4 Certificates at the Remittance Rate plus (B) the Class B-4 Shortfall from the preceding Remittance Date plus (C) the pro rata portion, if any, of the Subordinated Principal Distribution Amount allocable to the Class B-4 Certificates in accordance with Section 6.01(e) plus
(D) any Carry-over Subordinated Principal Amounts with respect to the Class B-4 Certificates plus (E) any portion of the Subordinated Principal Distribution Amount allocated to the Class B-3 Certificates in excess of the Outstanding Certificate Principal Balance of such Class; and

                 (5) fifth, to the Class B-5 Certificateholders, up to an amount equal to (A) one month's interest on the Outstanding Certificate Principal Balance of the Class B-5 Certificates at the Remittance Rate plus (B) the Class B-5 Shortfall from the preceding Remittance Date plus (C) the pro rata portion, if any, of the Subordinated Principal Distribution Amount allocable to the Class B-5 Certificates in accordance with Section 6.01(e) plus
(D) any Carry-over Subordinated Principal Amounts with respect to the Class B-5 Certificates plus (E) any portion of the Subordinated Principal Distribution Amount allocated to the Class B-4 Certificates in excess of the Outstanding Certificate Principal Balance of such Class.

                   (ii) During such time as the Class B Percentage is greater than 0%, if any Realized Loss has occurred with respect





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
to a Liquidated Mortgage Loan, the amount of such Realized Loss shall be borne entirely by the Class B Certificates, and their Outstanding Certificate Principal Balance shall be reduced, accordingly, in the following order of priority: first, by the Class B-5 Certificates until their Outstanding Certificate Principal Balance has been reduced to zero; second, by the Class B-4 Certificates until their Outstanding Certificate Principal Balance has been reduced to zero; third, by the Class B-3 Certificates until their Outstanding Certificate Principal Balance has been reduced to zero; fourth, by the Class B-2 Certificates until their Outstanding Certificate Principal Balance has been reduced to zero; and fifth, by the Class B-1 Certificates until their Outstanding Certificate Principal Balance has been reduced to zero.

                 (e) On each Remittance Date, the Subordinated Principal Distribution Amount shall be allocated among the Classes of Subordinated Certificates entitled, pursuant to the next succeeding sentence, to an allocation of principal on such Remittance Date pro rata based upon the Outstanding Certificate Principal Balances of all such Classes so entitled. With respect to the Subordinated Certificates, on each Remittance Date, principal shall be distributable to (1) any Class of Subordinated Certificates which has current Credit Support (before giving effect to any distribution of principal and any Realized Losses allocable on such Remittance Date) greater than or equal to the Original Credit Support for such Class; (2) the Class having the lowest numerical class designation of any outstanding Class of Subordinated Certificates which does not meet the criteria in (1) above; and
(3) the Class B-5 Certificates if all other outstanding Classes of Subordinated Certificates meet the criteria in (1) above or if no other Class of Subordinated Certificates is outstanding; provided, however, that no Class of Subordinated Certificates shall receive any distributions of principal if any Class of Subordinated Certificates having a lower numerical class designation than such Class fails to meet the criteria in (1) above. For purposes of this paragraph, the Class M Certificates shall be deemed to have a lower numerical class designation than each Class of Class B Certificates.

                 (f) As between (i) any Class or Classes of Subordinated Certificates (a "Reduction") with respect to which a reduction (a "Reduction") in the Outstanding Certificate Principal Balance of such Class or Classes has occurred pursuant to the proviso in the definition of "Outstanding Certificate Principal Balance" (a "Reduction") and (ii) the Class R Certificates, if any recovery is made with respect to any amounts the prior non receipt of which resulted in a Reduction, to the extent not otherwise distributable to the Class A Certificates, such amounts will be distributed to the Reduced Classes, in accordance with their respective payment priorities, in each case up to the amount of any Reduction with respect to such Class.





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                 (g)  The Master Servicer shall provide the Paying Agent (with a copy simultaneously delivered to the Trustee) with the above calculation to make the distribution to Certificateholders, and shall specify, with respect to each Certificateholder, the manner in which payment shall be effected, on each Remittance Date and the Paying Agent shall have no responsibility for such calculation. All distributions made to Certificateholders of any Class on each Remittance Date will be made to the Certificateholders of the respective Class of record on the next preceding Record Date, except that the final distribution with respect to each Class shall be made as provided in the forms of Certificates. All distributions made to Certificateholders shall be based on the Percentage Interest of the Class represented by their respective Certificates, and shall be made either by wire transfer in immediately available funds to the account of such Holder at a bank or other financial or depository institution having appropriate facilities therefor, if such Holder has so notified the Master Servicer in writing at least 10 Business Days prior to the first Remittance Date for which distribution by wire transfer is to be made and such Holder's Certificates of such Class in the aggregate evidence an original denomination of not less than $5,000,000 or such Holder holds a 100% Percentage Interest of such Class or, if not, by check mailed to the address of the Person entitled thereto as it appears on the Certificate Register, except that the final distribution in retirement of the Certificates will be made only upon presentation and surrender of the Certificates at the Corporate Trust Office or such other agency of the Trustee specified in the final distribution notice to Certificateholders. If on any Determination Date, the Master Servicer determines that there are no Mortgage Loans outstanding and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Master Servicer shall direct the Trustee promptly to send the final distribution notice to each Certificateholder and Financial Security specifying the manner in which the final distribution will be made.

                 Section 6.02. Statements to the Certificateholders. (a) Not later than the second Business Day prior to each Remittance Date, the Master Servicer shall send to the Paying Agent and the Trustee the relevant information for purposes of this Section 6.02. Not later than each Remittance Date, the Paying Agent shall send to each Certificateholder, the Company, the Trustee (if other than the Paying Agent), any co-trustee, the holder of the Chemical Interest and each Rating Agency a statement setting forth the following information, after giving effect to the distributions to be made by the Paying Agent pursuant to Section 6.01 on or as of such Remittance Date:

                 (i) with respect to each Class of Certificates the amount of such distribution to Holders of such Class allocable to principal;





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
             (ii) with respect to each Class of Certificates the amount of such distribution to Holders of such Class allocable to interest;

            (iii) the aggregate amount of any Principal Prepayments and Repurchase Proceeds included in the distributions to Certificateholders;

             (iv) the amount of any Advances by the Master Servicer pursuant to Section 6.03;

              (v) the number of Outstanding Mortgage Loans and the Mortgage Pool Principal Balance as of the close of business as of the end of the related Principal Prepayment Period;

             (vi) the related amount of the Servicing Fees (as adjusted pursuant to Section 6.05) retained or withdrawn from the Certificate Account by the Master Servicer;

            (vii)  the number and aggregate principal amounts of Mortgage Loans
         (A) delinquent (1) one Monthly Payment, (2) two Monthly Payments and
         (3) three or more Monthly Payments and (B) in foreclosure, in each case, as of the end of the related Principal Prepayment Period;

           (viii) the book value (as determined by the Master Servicer), the number and the principal balance of Mortgage Loans with respect to any real estate acquired through foreclosure or grant of a deed in lieu of foreclosure;

            (ix)  all Advances recovered during the related Due Period;

             (x) with respect to the following Remittance Date, the Class A Percentage, the Class M Percentage, the Class B Percentage, the Class A Principal Balance, the Class M Principal Balance, the Class B Principal Balance, the Non-PO Class A Percentage, the Non-PO Class A Prepayment Percentage, and the level of Credit Support, if any, with respect to each class of Subordinated Certificates;

            (xi) the aggregate amount of Realized Losses during the related Due Period, the allocation thereof to each Class of Certificates and the aggregate amount of Realized Losses since the Cut-off Date;

           (xii) the Outstanding Certificate Principal Balance of each Class of Certificates after giving effect to the distributions to each Class on such Remittance Date; and

          (xiii) the amount of Compensating Interest Shortfalls on such Remittance Date.





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
                 The Paying Agent's responsibility for sending the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer.

                 Upon reasonable advance notice in writing if required by federal regulation, the Master Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of regulatory authorities with respect to investment in the Certificates; provided, that the Master Servicer shall be entitled to be reimbursed by each such Certificateholder for the Master Servicer's actual expenses incurred in providing such reports and access.

                 (b) The Master Servicer shall cause to be prepared, and the Master Servicer or the Trustee, as required by applicable law, shall file, any and all tax returns, information statements or other filings required to be delivered to Certificateholders and any governmental taxing authority pursuant to any applicable law with respect to the Trust Fund and the transactions contemplated hereby (the Master Servicer or the Trustee may, at its option but with the consent of the other, which consent shall not be unreasonably withheld, appoint an organization which regularly engages in the preparation and filing of such documents on a continuous basis for profit and which represents itself to be expert in such matters) and the Master Servicer shall maintain a record of the information necessary for the application of Section 860E(e) of the Code and shall make such information available as required by
Section 860D(a)(6) of the Code; provided, however, that the Master Servicer shall notify the Trustee of the Trustee's obligation to make any such filings and that any fees of the organization appointed as provided above shall be paid by the Master Servicer; and provided further that if an organization is employed, as described above, to prepare and file any such filings, neither the Trustee nor the Master Servicer shall be liable for any errors by such organization.

                 Section 6.03. Advances by the Master Servicer. If, on any Determination Date, the Master Servicer determines that any Monthly Payments due on the immediately preceding Due Date have not been received, the Master Servicer shall, unless it determines in its sole discretion that such amounts will not be recoverable from Late Collections, Liquidation Proceeds or otherwise, make an Advance on or before the related Remittance Date in an amount equal to the amount of such delinquent Monthly Payments, after adjustment of any delinquent interest payment for the Servicing Fee. For purposes of this Section 6.03, the delinquent Monthly Payments referred to in the preceding sentence shall be deemed to include an amount equal to the Monthly Payments that would have been due on Mortgage Loans which have been foreclosed or otherwise terminated and in connection with which the Master Servicer acquired and continues to own the Mortgaged Properties on behalf of the Certificateholders. If the Master Servicer makes an Advance, it shall on or prior to such Remittance Date either (i) deposit in the Certificate Account an amount equal to such Advance, (ii) cause to be made an appropriate entry in the records of the Certificate Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 6.03, used by the Master Servicer to make such Advance or (iii) make Advances in the form of any combination of clauses (i) and (ii) aggregating the amount of such Advance. Any funds being held in the Certificate Account for future distribution to Certificateholders and so used pursuant to clause (ii) or (iii) above shall be replaced by the Master Servicer from its own funds by deposit into the Certificate Account on or before any subsequent Remittance Date to the extent that funds in the Certificate Account on such Remittance Date shall be less than the amount of payments required to be made to Certificateholders on such Remittance Date. Any such Advance shall be included with the distribution to the Certificateholders on the related Remittance Date. If the Master Servicer determines not to make a Nonrecoverable Advance, it shall on the related Determination Date furnish to the Trustee, any co-trustee, and each Rating Agency notice of such determination. The Master Servicer shall be entitled to be reimbursed from the Certificate Account for all Advances and Nonrecoverable Advances as provided in
Section 5.09. In the event that the Master Servicer determines not to make an Advance required by this Section on any Remittance Date it shall provide the Trustee and any co-trustee with notice of such determination no later than three Business Days prior to such Remittance Date.

                 Section 6.04. Allocation of Realized Losses. (a) Prior to each Determination Date, the Master Servicer shall determine (i) the total amount of Realized Losses, if any, incurred during the related Principal Prepayment Period; and (ii) the respective portions of such Realized Losses allocable to interest and to principal.

                 (b) The principal portion of any Realized Losses shall be allocated as follows: first, to the Class B Certificates, in accordance with
Section 6.01(d)(ii), second to the Class M Certificates (in each case until the Outstanding Certificate Principal Balance thereof has been reduced to zero) and third, the remainder thereof shall be allocated to the Class A Certificates.

                 (c) As used herein, an allocation of a Realized Loss on a "pro rata basis" among two or more specified Classes of Certificates means an allocation on a pro rata basis, among the various Classes so specified, to each such Class of Certificates on the basis of their then Outstanding Certificate Principal Balances, prior to giving effect to distributions to be made on such Remittance Date. All Realized Losses and all other losses allocated to a Class of Certificates hereunder will be allocated among the Certificates of such Class in proportion to the Percentage Interests evidenced thereby.

                 Section 6.05. Compensating Interest; Allocation of Certain Interest Shortfalls.

                 (a) Upon a Principal Prepayment of a Mortgage Loan, the Master Servicer shall deposit into the Certificate Account from its own funds, as a reduction of its servicing compensation hereunder, an amount, if any, by which the amount of the interest that would otherwise accrue with respect to such Mortgage Loan from the date of prepayment to the Due Date in the related Due Period at the Remittance Rate exceeds the amount of the interest (adjusted to the Remittance Rate) collected from the Mortgagor with respect to such period (such amount, "Compensating Interest"); provided, however, that the Master Servicer's obligation to deposit any such amount is limited to the aggregate Servicing Fees (without regard to the entitlement of the Master Servicer to a Servicing Fee with respect to the Mortgage Loan being prepaid) received by the Master Servicer for the related Remittance Date.

                 (b) On any Remittance Date, if the amount deposited in the Certificate Account pursuant to (a) above for such Remittance Date is less than the Compensating Interest for such Remittance Date, the amount of interest payable to Class A, Class M and Class B Certificateholders on such Remittance Date pursuant to Sections 6.01(b)(i), 6.01(c)(i)(A), 6.01(d)(i)(1)(A),
6.01(d)(i)(2)(A), 6.01(d)(ii)(3)(A), 6.01(d)(i)(4)(A) and 6.01(d)(i)(5)(A)
shall be reduced by the amount of such difference (any such difference, a "Compensating Interest Shortfall"). On any Remittance Date, Compensating Interest Shortfalls shall be allocated pro rata among the outstanding Classes of Class A, Class M and Class B Certificates based on the amount of interest to which each such Class would otherwise be paid on such Remittance Date had there been no such Compensating Interest Shortfall.

                 (c) The interest portion of any Realized Losses ("Realized Loss Interest Shortfall") shall be allocated as follows: first, to the Class B-5 Certificates, second, to the Class B-4 Certificates, third, to the Class B-3 Certificates, fourth, to the Class B-2 Certificates, fifth, to the Class B-1 Certificates, sixth, to the Class M Certificates, in each case until the Outstanding Certificate Principal Balance thereof has been reduced to zero, and seventh, the remainder thereof shall be allocated to the Non-PO Class A Certificates.

                 Section 6.06. Subordination. The rights of the Class B Certificateholders to receive distributions in respect of the Class B Certificates on any Remittance Date shall be subordinated to the rights of the Class A and Class M Certificateholders to receive distributions in respect of the Class A and Class M

Certificates. The rights of the Class M Certificateholders to receive distributions in respect of the Class M Certificates on any Remittance Date shall be subordinated to the rights of the Class A Certificateholders to receive distributions in respect of the Class A Certificates. The rights of the Class B-1 Certificateholders to receive distributions in respect of the Class B-1 Certificates on any Remittance Date shall be subordinate to the rights of the Class A and Class M Certificateholders to receive distributions in respect of such Class A and Class M Certificates. Each Class of Class B Certificates (other than the Class B-1 Certificates) is subordinated to the Class A Certificates, the Class M Certificates and each Class of Class B Certificates having a lower numerical class designation than such Class of Class B Certificates. Neither the rights of the Master Servicer, as servicer, to receive funds from the Certificate Account, pursuant to Section 5.09, on account of the Servicing Fee (except as provided in Section 6.05) in respect of each Mortgage Loan, assumption fees, late payment charges and other mortgagor charges, reimbursement of Advances and expenses or otherwise, nor the rights of the holders of the Chemical Interest to receive Excess Interest, shall be subordinated to the rights of the Class A, Class M or Class B Certificateholders. Amounts held by the Master Servicer or the Trustee for future distribution to the Class M or Class B Certificateholders, including, without limitation, in the Certificate Account, shall not be distributed in respect of the Class M or Class B Certificates except in accordance with the terms of this Agreement. The Class B Certificateholders are deemed to have granted a security interest in such amounts to the Class A and Class M Certificateholders to secure the rights of the Class A and Class M Certificateholders to receive distributions in priority over the Class B Certificateholders. The Class M Certificateholders are deemed to have granted a security interest in such amounts to the Class A Certificateholders to secure the rights of the Class A Certificateholders to receive distributions in priority over the Class A Certificateholders.


                                  ARTICLE VII

                   REPORTS TO BE PREPARED BY MASTER SERVICER

                 Section 7.01. Master Servicer Shall Provide Information as Reasonably Required. The Master Servicer shall furnish to the Trustee, during the term of this Agreement, such periodic, special, or other reports or information, whether or not provided for herein, as shall be necessary, reasonable, or appropriate in respect to the Trustee, or otherwise in respect to the purposes of this Agreement, all such reports or information to be as provided by and in accordance with such applicable instructions and directions as the Trustee may reasonably require.





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                 Section 7.02.  Federal Information Returns and Reports to
Certificateholders.

                 (a) For Federal income tax purposes, the taxable year of the Trust Fund shall be a calendar year and the Master Servicer shall maintain or cause the maintenance of the books of the Trust Fund on the accrual method of accounting.

                 (b) The Master Servicer shall prepare and file or cause to be filed with the Internal Revenue Service federal tax or information returns with respect to the Trust Fund and the Certificates containing such information and at the times and in the manner as may be required by the Code or applicable Treasury regulations, and shall furnish to each Holder of Certificates at any time during the calendar year for which such returns or reports are made such statements or information at the times and in the manner as may be required thereby. Without limitation on any other requirement of this Section 7.02, the Master Servicer shall make available the information necessary for the application of Section 860E(e) of the Code within 60 days of such request.
With respect to the Class R Certificate, the Master Servicer shall provide such information or cause such information to be provided to (i) the Internal Revenue Service, (ii) the transferor of a Class R Certificate to a Disqualified Organization and (iii) a Pass-Thru Entity that holds a Class R Certificate with one or more record holders that are Disqualified Organizations. The Master Servicer also shall provide or cause to be provided promptly the above described computation and information relating to the tax on transfers to Disqualified Organizations or holdings by Pass-Thru Entities within 60 days after becoming aware of the transfer to a Disqualified Organization or Pass-Thru Entity with one or more Disqualified Organization owners, as the case may be. In addition, except as may be provided in Treasury Regulations, any person holding an interest in a Pass-Thru Entity as a nominee for another will, with respect to such interest, be treated as a Pass-Thru Entity. In connection with the foregoing, the Master Servicer shall provide the name, address and telephone number of the person who can be contacted to obtain information required to be reported to the holders of regular interests in the REMIC (the "REMIC Reporting Agent") as required by IRS Form 8811. The Trustee hereby designates Michael D. Katz to serve as the REMIC Reporting Agent. The Master Servicer shall indicate the election to treat the Trust Fund as a REMIC (which election shall apply to the taxable period ending December 31, 1996 and each calendar year thereafter) in such manner as the Code or applicable Treasury regulations may prescribe. The Trustee shall sign all tax information returns filed pursuant to this Section 7.02 and any other returns as may be required by the Code, and in doing so shall rely entirely upon, and shall have no liability for information provided by, or calculations provided by, the Master Servicer. The Master Servicer is hereby designated as the "tax matters person" (within the meaning of Treas. Reg. Section 1.860F-4(d)) for the Trust Fund. Any Holder of a Class R Certificate will by acceptance thereof so appoint the Master Servicer as agent and attorney-in-fact for the purpose of acting as tax matters person. In the event that the Code or applicable Treasury Regulations prohibit the Trustee from signing tax or information returns or other statements, or the Master Servicer from acting as tax matters person (as an agent or otherwise), the Trustee or the Master Servicer, as the case may be, shall take whatever action that in its sole good faith judgment is necessary for the proper filing of such information returns or for the provision of a tax matters person, including designation of the Holder of a Class R Certificate to sign such returns or act as tax matters person. Each Holder of a Class R Certificate shall be bound by this Section
7.02 by virtue of its acceptance of a Class R Certificate.

                              [End of Article VII]


                                  ARTICLE VIII

                      THE COMPANY AND THE MASTER SERVICER

                 Section 8.01. Indemnification; Third Party Claims. The Master Servicer agrees to indemnify the Company and the Trustee and hold the Company and the Trustee, their officers, employees and agents harmless against any and all claims, losses, penalties, fines, forfeitures, legal fees and related costs, judgments, and any other costs, fees and expenses that the Company or the Trustee may sustain in any way related to failure of the Master Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement; provided that no such indemnification shall be required with respect to acts of a prior Master Servicer. The Master Servicer shall immediately notify the Company and the Trustee if a claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the consent of the Company and the Trustee) the defense of any such claim and pay all expenses in connection therewith, including counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it, the Company or the Trustee in respect of such claim. This right to indemnification shall survive the termination of this Agreement.

                 Section 8.02. Merger or Consolidation of the Company or the Master Servicer. The Company and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its duties under this Agreement. The Master Servicer will not sell all or substantially all of its assets without the prior written consent of the Company and the Trustee.





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
                 Any person into which the Company or the Master Servicer may be merged or consolidated, or to whom the Company or the Master Servicer has sold substantially all of its assets, or any corporation resulting from any merger, conversion or consolidation to which the Company or the Master Servicer shall be a party, or any Person succeeding to the business of the Company or the Master Servicer, shall be the successor of the Company or the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall satisfy the requirements of Section 8.05 with respect to the qualifications of a successor to the Master Servicer.

                 Notwithstanding anything else in this Section 8.02 and Section
8.04 to the contrary, the Master Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided that the Person accepting such assignment or delegation shall be a Person which is qualified to service mortgage loans on behalf of FNMA or FHLMC, is approved in advance in writing by the Trustee and the Company, is willing to service the Mortgage Loans and executes and delivers to the Company and the Trustee an agreement, in form and substance reasonably satisfactory to the Company and the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Master Servicer under this Agreement; provided further that each Rating Agency's rating of any of the Classes of Certificates that have been rated in effect immediately prior to such assignment and delegation will not be qualified or reduced or withdrawn as a result of such assignment and delegation. In the case of any such assignment and delegation, the Master Servicer shall be released from its obligations as Master Servicer under this Agreement, except that the Master Servicer shall remain liable for all liabilities and obligations incurred by it as Master Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the next preceding sentence.

                 Section 8.03. Limitation on Liability of the Company, the Master Servicer, the Trustee and Others. Neither the Company, the Master Servicer nor any of the directors, officers, employees or agents of the Company or the Master Servicer shall be under any liability to the Trustee or the Certificateholders for any action taken, or for refraining from the taking of any action, in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or the Master Servicer against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement. The Company, the Master Servicer, the Trustee, and any director,





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
officer, employee or agent of the Company, the Master Servicer or the Trustee may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Company, the Trustee nor the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties to service the Mortgage Loans in accordance with this Agreement and which in its opinion may cause it to incur any expenses or liability; provided, however, that the Company, the Trustee or the Master Servicer may in its discretion (and with the consent of the Trustee, which consent shall not be unreasonably withheld) undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities payable from the Certificate Account and the Company or the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account as provided by Section 5.09; provided that no such right of reimbursement shall exist with respect to the Master Servicer when such claim relates to the failure of the Master Servicer to service the Mortgage Loans in strict compliance with the terms of this Agreement or to a breach of a representation or warranty made by the Master Servicer hereunder or as Mortgage Loan Seller under the Sale Agreement.

                 Section 8.04. Company and Master Servicer Not to Resign. Except as described in Section 8.02, neither the Company nor the Master Servicer shall assign this Agreement or resign from the obligations and duties hereby imposed on it except by mutual consent of the Company, the Master Servicer and all of the Certificateholders unless the determination is made that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Company or the Master Servicer. Any such determination permitting the resignation of the Company or the Master Servicer shall be evidenced by an opinion of independent counsel to such effect delivered to the Trustee which opinion of counsel shall be in form and substance acceptable to the Trustee. Upon any such assignment or resignation, the Company or the Master Servicer, as appropriate, shall send notice to all Certificateholders of the effect of such assignment or resignation upon the then current rating of the Class of Certificates by each Rating Agency whose rating on such Class is then in effect. No such resignation shall become effective until a successor shall have assumed the Company's or the Master Servicer's responsibilities and obligations hereunder in the manner provided in
Section 8.05. Any purported assignment or resignation which does not comply with the requirements of this Section shall be of no effect.

                 Section 8.05. Successor to the Master Servicer. In connection with the termination of the Master Servicer's responsibilities and duties under this Agreement pursuant to





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
Section 8.04 or 9.01, the Trustee shall (i) succeed to and assume all of the Master Servicer's responsibilities, rights, duties and obligations as Master Servicer (but not in any other capacity) under this Agreement (except that the Trustee shall not be obligated to make Advances if prohibited by applicable law nor to effectuate repurchases or substitutions of Mortgage Loans pursuant to
Section 2.02 and except that the Trustee makes no representations and warranties pursuant to Sections 3.01, 3.02 and 3.03). Prior to the termination of the Master Servicer's responsibilities, duties and liabilities under this Agreement, the Trustee may appoint a successor having a net worth of not less than $15,000,000 and which is a FNMA or FHLMC approved seller/servicer in good standing and which shall succeed to all rights and assume all of the responsibilities, duties and liabilities of the Master Servicer under this Agreement, except as aforesaid, if the Trustee receives a letter from each Rating Agency that such appointment would not result in a reduction or withdrawal of the current rating of any Class of Certificates that is rated by a Rating Agency. Any co-trustee appointed pursuant to Section 10.10 for purposes of this Section 8.05 shall have an obligation to make Advances pursuant to Section 6.03 during such time as the Trustee is the Master Servicer, which obligation shall be joint and several with that of the Trustee as Master Servicer. If the Trustee has become the successor to the Master Servicer in accordance with this Section or Section 9.03, then notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $15,000,000 and which is a FNMA or FHLMC approved seller/servicer in good standing as the successor to the Master Servicer hereunder in the assumption of all of the responsibilities, duties or liabilities of the Master Servicer hereunder. In connection with any such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree or such court shall determine; provided, however, that no such compensation shall be in excess of that permitted under this Agreement without the consent of all of the Certificateholders. If the Master Servicer's duties, responsibilities and liabilities under this Agreement should be terminated pursuant to Section 8.02, 8.04 or 9.01, the Master Servicer shall discharge such duties and responsibilities during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of its successor or the Trust Fund. The resignation or removal of the Master Servicer pursuant to Section 8.02,
8.04 or 9.01 shall not become effective until a successor shall be appointed pursuant to this Section and shall in no event relieve the Master Servicer of liability for breach of the representations and warranties made pursuant to
Section 3.04.





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
                 Any successor appointed as provided herein shall execute, acknowledge and deliver to the Master Servicer and to the Trustee an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer, with like effect as if originally named as a party to this Agreement and the Certificates. Any termination or resignation of the Master Servicer or this Agreement pursuant to Section 8.02, 8.04, 9.01 or 11.01 shall not affect any claims that the Trustee may have against the Master Servicer for events or actions taken or not taken by the Master Servicer arising prior to any such termination or resignation.

                 The Master Servicer shall timely deliver to the successor the funds that were, or were required to be, in the Certificate Account and the Escrow Account, if any, and all Mortgage Files and related documents, statements and recordkeeping held by it hereunder and the Master Servicer shall account for all funds and shall execute and deliver such instruments and do such other things as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer.

                 Upon a successor's acceptance of appointment as such, the Master Servicer shall notify, in writing, the Trustee, the Certificateholders and each Rating Agency of such appointment.

                 Section 8.06. Maintenance of Ratings. The Master Servicer shall cooperate with the Company and take any action that may be reasonably necessary to maintain the current rating or ratings on the Certificates.

                             [End of Article VIII]


                                   ARTICLE IX

                                    DEFAULT

                 Section 9.01. Events of Default. If one or more of the following Events of Default shall occur and be continuing, that is to say:

              (i) any failure by the Master Servicer to remit to the Trustee or the Paying Agent, as the case may be, or to cause the Paying Agent to make, any payment required to be made or distributed under the terms of this Agreement which continues unremedied for a period of three Business Days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Trustee and the Company by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

             (ii) a breach by the Master Servicer in a material respect of any representation or warranty set forth in Section 3.04, or failure on the part of the Master Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer set forth in this Agreement, which continues unremedied for a period of 60 days after the date on which written notice of such breach or failure, requiring the same to be remedied, shall have been given to the Master Servicer by the Trustee or the Company or to the Master Servicer, the Trustee and the Company by the Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25%; or

            (iii) a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

             (iv) the Master Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or of or relating to all or substantially all of the Master Servicer's property; or

              (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

             (vi) any failure by the Master Servicer to make an Advance required to be made under Section 6.03 which continues unremedied for a period of five days; or

            (vii) the Master Servicer shall have notified the Trustee of its determination not to make an Advance required to be made under Section 6.03;

then, and in each and every such case (except where such event has occurred as a result of the revocation by the Trustee, pursuant to Section 5.09, of the Master Servicer's right to withdraw funds from the Certificate Account), so long as an Event of Default shall not have been remedied, the Trustee shall notify any co-trustee (and include in any such notice the amount of Advances for the following Remittance Date, unless the Trustee cannot ascertain such amount) and the Trustee and, if the Trustee fails to do so, any co-trustee, shall notify the Certificateholders and each Rating Agency of such Event of Default. The Trustee may, and at the written direction of the Holders of Certificates evidencing Percentage Interests aggregating more than 50%, or in the case of paragraph (vi) or (vii) above, shall, by notice in writing, to be received on the same day, to the Master Servicer in addition to whatever rights the Trustee may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof. The obligation of the Trustee referred to in the preceding sentence relating to the written notice with respect to (vi) or (vii) above shall also be an obligation of any co-trustee appointed pursuant to Section 10.10. On or after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer under this Agreement, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the successor appointed pursuant to Section 8.05. Upon written request from the Trustee, the Master Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in such successor's possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise, at the Master Servicer's sole expense. The Master Servicer agrees to cooperate with the Trustee and any co-trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited or should have been credited by the Master Servicer to the Certificate Account or Escrow Account or thereafter received with respect to the Mortgage Loans. The Trustee will have no obligation to take any action or institute, conduct or defend any litigation under this Agreement at the request, order or direction of any of the Holders of Certificates unless such Certificateholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which the Trustee may incur.

                 Section 9.02. Waiver of Defaults. The Trustee may waive any default, other than the default referred to in Sections 9.01(vi) and 9.01(vii), by the Master Servicer in the performance of its obligations hereunder and its consequences, except that a default in the making of any required distribution on any of the Certificates may only be waived by the affected Certificateholders. Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                 Section 9.03. Trustee to Act; Appointment of Successor. On and after the time the Master Servicer receives a notice of termination pursuant to Section 9.01, the Trustee or its appointed agent shall be the successor in all respects to the Master Servicer to the extent provided in
Section 8.05.

                 Section 9.04. Notification to Certificateholders and the Rating Agencies.

                 (a) Upon any such termination pursuant to Section 9.01, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.

                 (b) Within 60 days of a Responsible Officer of the Trustee having received written notice of the occurrence of any Event of Default, the Trustee shall transmit by mail to all Holders of Certificates notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

                              [End of Article IX]


                                   ARTICLE X

                             CONCERNING THE TRUSTEE

                 Section 10.01. Duties of Trustee. The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default which may have occurred, undertakes to, and is empowered to, perform such duties and only such duties as are specifically set forth in this Agreement. Any permissive right of the Trustee as enumerated in this Agreement shall not be construed as a duty; provided that in case an Event of Default has occurred (which has not been cured), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of such man's own affairs.

                 No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct, and, if the Trustee is acting as the successor Master Servicer pursuant to Section 8.05 or 9.03, its own willful misconduct with respect to its servicing obligations; provided, however, that:

                 (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

             (ii) The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

            (iii) The Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders of any Class holding Certificates which evidence, as to such Class, Percentage Interests aggregating not less than 25% as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement.

                 Section 10.02. Certain Matters Affecting the Trustee. Except as otherwise provided in Section 10.01:

                 (a) The Trustee may rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                 (b) The Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                 (c) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of such man's own affairs;

                 (d) Neither the Trustee nor any of its directors, officers, employees or agents shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it or any of them to be authorized or within the discretion or rights or powers conferred upon the Trustee by this Agreement;

                 (e) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates of any Class evidencing, as to such Class, Percentage Interests aggregating not less than 25% (in the case of conflicting requests by two or more 25% or greater Percentage Interests, the Trustee shall act in accordance with the first such request); provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to such proceeding. The reasonable expense of every such examination shall be paid by the Master Servicer, if an Event of Default shall have occurred and is continuing, and otherwise by the Certificateholder requesting the investigation;

                 (f) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys; and

                 (g) Nothing in this Agreement shall be construed to require the Trustee (acting in its capacity as Trustee) to expend its own funds.

                 Section 10.03. Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the authentication of the Certificates by an authorized signatory of the Trustee) shall be taken as the statements of the Company or the Master Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations or warranties as to the validity or sufficiency of this Agreement or of the Certificates (except that the Certificates shall be duly and validly authenticated by it) or of any Mortgage Loan or related document. The Trustee shall not be accountable for the use or application by the Company or the Master Servicer of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Company or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Company or the Master Servicer. The Trustee, in its capacity as trustee hereunder, shall have no responsibility for the timeliness or the amount of payments made by the Paying Agent to the Certificateholders.

                 Section 10.04. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee.

                 Section 10.05. Fees and Expenses. The Master Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and the Master Servicer will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee in connection with the appointment of an office or agency pursuant to Section 10.11) except any such expense, disbursement or advance as may arise from its negligence or bad faith. Notwithstanding anything to the contrary in this Agreement, this Section shall survive the termination of this Agreement.

                 Section 10.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be a corporation having its principal office in a state and city acceptable to the Company and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. The Trustee shall not be an affiliate of any Mortgage Loan Seller or the Company. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 10.07.

                 Section 10.07. Resignation and Removal of the Trustee. The Trustee, and any co-trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Company, the Master Servicer and each Rating Agency. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or co-trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee; provided that such appointment does not result in a reduction or withdrawal of the rating of any of the Classes of Certificates that have been rated. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

                 If at any time, the Trustee shall cease to be eligible in accordance with the provisions of Section 10.06 and shall fail to resign after written request therefor by the Company, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

                 The Holders of Certificates evidencing in the aggregate more than 50% of Percentage Interest may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Company, one complete set to the Trustee so removed and one complete set to the successor so appointed.

                 Any resignation or removal of the Trustee or any resignation of any co-trustee and appointment of a successor trustee or co-trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in Section 10.08, or upon acceptance of appointment by a co-trustee, as applicable, unless with respect to a co-trustee, the Trustee receives written notice from each Rating Agency that the failure to appoint a successor co-trustee would not result in a withdrawal or reduction of the rating of any of the Classes of Certificates that have been rated, in which case the resignation of any co-trustee shall be

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effective upon receipt of such written notice.  Any co-trustee may not be removed unless the Company and the Trustee each receive written notice from each Rating Agency that such removal would not result in a withdrawal or reduction of the rating of any of the Classes of Certificates that have been rated, in which case the removal of any co-trustee shall be effective upon receipt of such written notice.

                 Section 10.08. Successor Trustee. Any successor trustee appointed as provided in Section 10.07 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall deliver to the successor trustee all Mortgage Files and related documents and statements held by it hereunder, and the Company, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

                 No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 10.06. Prior to the appointment of any successor trustee becoming effective, the Company shall have received from each Rating Agency written confirmation that such appointment would not result in a reduction of the rating of the Class A or Class M Certificates.

                 Upon acceptance of appointment by a successor trustee as provided in this Section, the Company shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register, to the Master Servicer, any Sub-Servicer and to each Rating Agency. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

                 Section 10.09. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 10.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

                 Section 10.10. Appointment of Co-Trustee or Separate Trustee. At any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing the same may at the time be located, the Company and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, of any part of the Trust Fund, and to vest in such Person or Persons, in such capacity, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 10.10, such powers, duties, obligations, rights and trusts as the Company and the Trustee may consider necessary or desirable. If the Company shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 10.06 hereunder and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 10.08 hereof.

                 In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 10.10 all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly and severally, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

                 Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article X. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

                 Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.

                 Section 10.11. Appointment of Office or Agency. The Trustee may appoint an office or agency in The City of New York where Certificates may be surrendered for registration of transfer or exchange. The Trustee will maintain an office at the address stated in Section 12.07 hereof where notices and demands to or upon the Trustee in respect of the Certificates may be served.

                               [End of Article X]


                                   ARTICLE XI

                                  TERMINATION

                 Section 11.01. Termination. The respective obligations and responsibilities of the Company, the Master Servicer (except the duty to pay the Trustee's fees and expenses and indemnification hereunder) and the Trustee shall terminate upon (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due hereunder; or (ii) at the option of the Master Servicer, on any Remittance Date which occurs in the month next following a Due Date on which the aggregate unpaid Principal Balance of all Outstanding Mortgage Loans is less than 5% of the aggregate unpaid Principal Balance of the Mortgage Loans on the Cut-off Date, so long as the Master Servicer deposits or causes to be deposited in the Certificate Account during the Principal Prepayment Period related to such Remittance Date (and provides notice to the Trustee of its intention to so deposit on or before the 20th day of such Principal Prepayment Period) an amount equal to the Purchase Price for each Outstanding Mortgage Loan, less any unreimbursed Advances made with respect to any Mortgage Loan (which amount shall offset completely any unreimbursed Advances for which the Master Servicer is otherwise entitled to reimbursement), and, with respect to all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, an amount equal to the fair market value of such property, as determined by an appraisal to be conducted by an appraiser selected by the Trustee, less unreimbursed Advances made with respect to any Mortgage Loan with respect to which property has been acquired; provided, however, that in no event shall the aggregate purchase price of the Mortgage Loans and other property purchased pursuant to this Section 11.01 be less than the then aggregate Outstanding Certificate Principal Balance of the Class A and Class M Certificates, together with accrued interest thereon at the Net Mortgage Rate and provided further, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof. Notwithstanding the foregoing, a termination may be effected by the making of such optional repurchases only if the Trustee has received an Opinion of Counsel that the termination of the Trust Fund will constitute a "qualified liquidation" of the Trust Fund within the meaning of Section 860F(a)(4) of the Code and that the purchases of the Outstanding Mortgage Loans pursuant to the Section 11.01 will not constitute "prohibited transactions" within the meaning of Section 860F(a)(2) of the Code.

                 Notice of any termination, specifying the Remittance Date upon which all Certificateholders may surrender their Certificates to the Trustee for payment and cancellation, shall be given promptly by the Trustee (upon direction by the Company 10 days prior to the date such notice is to be mailed) by signed letter to Certificateholders and each Rating Agency mailed no later than the 25th day of the month preceding the month of such final distribution specifying (i) the Remittance Date upon which final payment on the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Remittance Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. The Master Servicer shall indicate the date of adoption of the plan of qualified liquidation in a statement attached to the final federal income tax return of the Trust Fund. After giving such notice, the Trustee shall not register the transfer or exchange of any Certificates. If such notice is given in connection with the Master Servicer's election to purchase the Outstanding Mortgage Loans, the Master Servicer shall deposit in the Certificate Account after adoption of the plan during the applicable Principal Prepayment Period an amount equal to the purchase price as determined as provided in clause (ii) of the preceding paragraph and on the Remittance Date on which such termination is to occur, Certificateholders will be entitled to the amount of such purchase price but not amounts in excess thereof, all as provided herein. Upon presentation and surrender of the Certificates, the Trustee shall notify the Master Servicer and the Master Servicer shall cause to be distributed to Certificateholders an amount equal to (a) the amount otherwise distributable on such Remittance Date, if not in connection with a purchase; or (b) if the Master Servicer elected to so purchase, the purchase price determined as provided in clause (ii) of the preceding paragraph. Following such final deposit the Trustee shall promptly release to the Master Servicer the Mortgage Files for the remaining Mortgage Loans, and the Trustee shall execute all assignments, endorsements and other instruments necessary to effectuate such transfer and shall have no further responsibility with regard to said Mortgage Files.

                 If all of the Certificateholders shall not surrender their Certificates for cancellation within three months after the time specified in the above-mentioned written notice, at the close of the 90 day period beginning after the written notice is given, each remaining Certificateholder will be credited with an amount that would have been otherwise distributed to such Certificateholder, and the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee shall appoint an agent to take appropriate and reasonable steps to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain in the Trust Fund hereunder.

                              [End of Article XI]



                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

                 Section 12.01. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

                 Section 12.02. Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

                 No Certificateholder shall have any right to vote (except as expressly provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

                 No Certificateholder shall have any right by virtue of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and the Holders of Certificates of any Class evidencing in the aggregate not less than 25% of the Percentage Interests of such Class shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder (in the case of conflicting requests by two or more 25% or greater Percentage Interests, the Trustee shall act in accordance with the first such request) and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates of any Class shall have any right in any manner whatever by virtue of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates of such Class or any other Class, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of Certificateholders of such Class or all Classes, as the case may be. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

                 Section 12.03. Amendment. This Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein, to ensure continuing treatment of the Trust Fund as a REMIC, or to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such actions shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder of a Class having an Outstanding Certificate Principal Balance of greater than zero.

                 This Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interest of each Class of Certificates having an Outstanding Certificate Principal Balance greater than zero and affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates of any class the Holders of which are required to consent to any such amendment or (iii) change the percentage specified in clause (ii) of the first paragraph of
Section 11.01, without the consent of the Holders of all Certificates of such Class then outstanding.

                 Promptly after the execution of any such amendment the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder and each Rating Agency.

                 It shall not be necessary for the consent of Certificateholders under this Section 12.03 to approve the particular form of any proposed amendment but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

                 Section 12.04. Counterparts. This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

                 Section 12.05. Duration of Agreement. This Agreement shall continue in existence and effect until terminated as herein provided.

                 Section 12.06. Governing Law. This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

                 Section 12.07. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class or registered mail, postage prepaid, to (i) in the case of the Company, MorServ, Inc., c/o Chase Manhattan Mortgage Corporation, 343 Thornall Street, Edison, New Jersey 08837, Attention: President, (ii) in the case of the Master Servicer, Chemical Bank, c/o Chase Manhattan Mortgage Corporation, 200 Old Wilson Bridge Road, Worthington, Ohio 43085-8500, Attention: Investor Relations (with a copy c/o Chase Manhattan Mortgage

Corporation, 343 Thornall Street, Edison, New Jersey  08837, Attention:
Structured Finance), (iii) in the case of the Trustee, Norwest Bank Minnesota, N.A., Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479,
Attention: Corporate Trust Services, (iv) in the case of S&P, Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., 25 Broadway, New York, New York, 10004, (v) in the case of Fitch, Fitch Investors Service, L.P., 1 State Street Plaza, New York, New York 10004, and (vi) in the case of any of the foregoing persons, such other addresses as may hereafter be furnished by any such persons to the other parties to this Agreement.

                 Section 12.08. Further Assurances. The Mortgage Loan Seller and the Master Servicer agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements and the preparation for execution by the Trustee of any continuation statements relating to the Co-op Loans for filing under the provisions of the Uniform Commercial Code as in effect in the jurisdiction in which the mortgaged Property related to the affected Co-op Loan is located. The Trustee agrees that it shall promptly execute and redeliver to the Mortgage Loan Seller or the Master Servicer for filing any such continuation statement so prepared by the Mortgage Loan Seller relating to the Co-op Loans.

                              [End of Article XII]

                 IN WITNESS WHEREOF, the Company, the Master Servicer and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                                   MORSERV, INC.


                                   By:
                                       ------------------------------
                                   Name:   Michael D. Katz
                                   Title:  Senior Vice President


                                   CHEMICAL BANK


                                   By:
                                       ------------------------------
                                   Name:   Robert J. Kent
                                   Title:  Vice President


                                   NORWEST BANK MINNESOTA, N.A.,
                                   as Trustee


                                   By:
                                      -------------------------------
                                   Name:   Michael L. Mayer
                                   Title:  Vice President

STATE OF NEW YORK         )
                          )  ss.:
COUNTY OF NEW YORK        )



                 On the 20th day of June, 1996, before me, a notary public in and for said State, personally appeared Michael D. Katz, known to me to be a Senior Vice President of MorServ, Inc., one of the parties that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such Senior Vice President executed the within instrument.

                 IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                   ---------------------------
                                                   Notary Public

[Notarial Seal]

My Commission expires:

STATE OF NEW YORK   )
                    )       ss.:
COUNTY OF NEW YORK  )


                 On the 20th day of June, 1996, before me, a notary public in and for said State, personally appeared Robert J. Kent, known to me to be a Vice President of Chemical Bank, one of the parties that executed the within instrument, and also known to me to be the person who executed it on behalf of said Bank, and acknowledged to me that such Vice President executed the within instrument.

                 IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                   ----------------------------
                                                   Notary Public

[Notarial Seal]

My Commission expires:

STATE OF NEW YORK  )
                   )     ss.:
COUNTY OF NEW YORK )


                 On the 20th day of June, 1996, before me, a notary public in and for said State, personally appeared Michael L. Mayer, known to me to be a Vice President of Norwest Bank Minnesota, N.A., one of the parties that executed the within instrument, and also known to me to be the person who executed it on behalf of said Bank, and acknowledged to me that such Vice President executed the within instrument.

                 IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.


                                                   ----------------------------
                                                   Notary Public

[Notarial Seal]

My Commission expires:

                                   EXHIBIT A
                             MORTGAGE LOAN SCHEDULE

                                                                       EXHIBIT A
                          MORSERV 1996-1 Loan Schedule                  Page 1

Loan         Name                              Street                          City                     Zip         County
   3300135   PAUL H. INDERBITZIN               910 OLD DOLINGTON RD.           NEWTOWN,        PA       18940-0000  Bucks
   3603239   YING H. LIU                       14649 N. 14TH DRIVE             PHOENIX,        AZ       85023-0000  Maricopa
   3708226   JAMES P. CRANLEY                  2733 BRISTOL HILL COURT         CINCINNATI,     OH       45239-0000  Hamilton
   4137110   PAUL E. FITZGERALD                58 RIDGEVIEW DRIVE              BELLE MEAD,     NJ       08502-0000  Somerset
   4179540   JOHN M MESSER                     2126 N PONCE DE LEON N E        ATLANTA,        GA       30307-0000  De Kalb
   4185495   RON C. HESS                       1954 EPPING ROAD                GATES MILLS,    OH       44040-0000  Cuyahoga
   4199445   PATRICK M. SNYDER                 843 HAZEL AVE                   DEERFIELD,      IL       60015-0000  Lake
   4228077   VICTOR A. DIAZ                    713 RIVER ELMS CT               EL PASO,        TX       79922-0000  El Paso
   4228736   DOUGLAS R. CROSBY                 3908 RIDGETOP ROAD              PLANO,          TX       75074-0000  Collin
   4406095   BRADLEY J. WILLIAMS               4647 DEVON                      HOUSTON,        TX       77027-0000  Harris
   4534776   FREDERICK J. HENSAL               3000 E. LLANO ESTACADO BL       CLOVIS,         NM       88101-0000  Curry
   4612905   MICHAEL M. DINEEN                 366 SONDLEY DRIVE EAST          ASHEVILLE,      NC       28805-0000  Buncombe
   4615936   ALTON E. BLACK                    13255 LAKE BUTLER BLVD.         WINTER GARDEN,  FL       34787-0000  Orange
   4627957   RICHARD J. ADAMS                  264 CHEESTANA WAY               LOUDON,         TN       37774-0000  Loudon
   4631670   WILLIAM WATAGHANI                 11928 KIOWA AVE #108            LOS ANGELES,    CA       90049-0000  Los Angeles
   4631706   STUART PANKIN                     1288 BIENVENEDA AVENUE          PACIFIC PALISA, CA       90272-0000  Los Angeles
   4634817   FRANK M. REMBERT                  1547 SPRING HILL LANE           VAIL,           CO       81657-0000  Eagle
   4635252   IRVING G. JOHNSON                 3001 EAST PLUM CREEK PKY        CASTLE ROCK,    CO       80104-0000  Douglas
   4635693   RICHARD D. IRONS                  330 16TH STREET                 BOULDER,        CO       80302-0000  Boulder
   4647783   WILLIAM P. KYNE                   128 NORTH MONROE                HINSDALE,       IL       60521-0000  Du Page
   4654870   ALFONZ I. FECSIK                  2944 SHERBROOK VALLEY COU       WILLOUGHBY HIL, OH       44094-0000  Lake
   4662765   PHILIP C. LEE                     510 SADDLEBRED LANE             MARIETTA,       GA       30067-0000  Cobb
   4663000   REX R. VEAL                       6201 BLACKBERRY HILL            NORCROSS,       GA       30092-0000  Gwinnett
   4666201   PAUL D. TRAVIS                    2110 SHERINGHAM RD              COLUMBUS,       OH       43220-0000  Franklin
   4666416   JOHN W. FUNK                      1431 JEWETT RD                  POWELL,         OH       43065-0000  Delaware
   4673580   JOSEPH GIAMANCO                   4 WHITE ROCK TERRACE            HOLMDEL,        NJ       07733-0000  Monmouth
   4676760   KEVIN E. BELL                     BOX 420 MILLBROOK RD.           NEW VERNON,     NJ       07976-0000  Morris
   4676828   JOHN F. KEANE                     54 MIDVALE DRIVE                NEW PROVIDENCE, NJ       07974-0000  Union
   4717459   GUS ANDY                          1128 NEW YORK AVENUE            CAPE MAY,       NJ       08204-0000  Cape May
   4718371   JAMES M. FINNERTY                 900 OCEAN DRIVE, UNIT 302       CAPE MAY,       NJ       08204-0000  Cape May
   4728284   PAUL D. LUE                       19 PIGEON HILL RD.              MORRIS PLAINS,  NJ       07950-0000  Morris
   4731449   FRANK G. HARMON, III              2435 DEL MONTE DR               HOUSTON,        TX       77019-0000  Harris
   4731530   DAVID B. MEGNA                    6533 BROMPTON                   HOUSTON,        TX       77005-0000  Harris
   4731653   MICHAEL A. REYNA                  2011 SUNSHINE POINT DR          KINGWOOD,       TX       77345-0000  Harris
   4731835   WALTER D. TURNER                  5901 LACUMBRE  DR               MCKINNEY,       TX       75070-0000  Collin
   4731890   MAURICE L. BRESENHAN, JR          222 BLALOCK ROAD                HOUSTON,        TX       77024-0000  Harris
   4731959   MICHAEL D. PERRY                  6319 RIVERVIEW                  DALLAS,         TX       75248-0000  Dallas
   4732292   DAVID D. KORFIN                   1023 BAYOU PARKWAY              HOUSTON,        TX       77077-0000  Harris
   4732747   GERHARD E. MAALE                  9941 STRAIT LANE                DALLAS,         TX       75220-0000  Dallas
   4732816   WILLIAM E. FRISCO                 5308 PIPING ROCK LN             HOUSTON,        TX       77056-0000  Harris
   4732850   DONALD A. COLE                    6 SMITHDALE  ESTATES            HOUSTON,        TX       77024-0000  Harris
   4733070   WALTER C. DANIELL                 4304 DONNYBROOK PLACE           EL PASO,        TX       79902-0000  El Paso


Loan            Loan Amt             UPB   June 1 Balance
   3300135    800,000.00      706,320.66       706,320.66
   3603239    485,000.00      398,775.86       396,786.10
   3708226    314,150.00      259,951.87       258,664.36
   4137110    292,000.00      243,000.77       241,803.34
   4179540    281,000.00      234,198.35       233,086.29
   4185495    286,725.00      223,521.98       222,266.68
   4199445    226,000.00      183,591.48       182,640.77
   4228077    257,000.00      213,178.45       212,154.27
   4228736    225,750.00      172,041.00       171,033.68
   4406095    240,000.00      196,262.40       195,260.78
   4534776    255,000.00      214,872.40       213,883.32
   4612905    220,050.00      183,399.68       182,528.83
   4615936    258,000.00      216,230.05       215,221.05
   4627957    250,000.00      209,062.25       208,084.67
   4631670    225,000.00      187,525.37       186,634.93
   4631706    500,000.00      414,025.02       412,020.73
   4634817    233,000.00      157,292.96       156,113.92
   4635252    475,000.00      405,742.60       403,960.89
   4635693    229,500.00      193,309.20       192,425.01
   4647783    270,000.00      224,576.85       223,489.82
   4654870    262,500.00      218,779.35       217,740.50
   4662765    310,000.00      257,721.43       256,472.53
   4663000    319,000.00      256,994.72       255,663.19
   4666201    290,000.00      248,426.00       247,310.77
   4666416    300,000.00      257,767.21       256,613.46
   4673580    500,000.00      417,184.54       415,172.48
   4676760    300,000.00      254,137.46       252,974.24
   4676828    225,000.00      188,295.64       187,379.32
   4717459    472,500.00      417,429.32       415,596.16
   4718371    220,000.00      188,642.34       188,642.34
   4728284    250,000.00      218,304.22       217,360.91
   4731449    480,000.00      392,524.69       390,521.44
   4731530    433,000.00      359,168.47       359,168.47
   4731653    224,000.00      186,374.90       185,483.11
   4731835    253,350.00      210,434.56       209,419.91
   4731890    346,200.00      289,418.16       288,049.28
   4731959    332,400.00      275,619.14       274,280.01
   4732292    244,450.00      193,994.41       192,959.01
   4732747    454,300.00      284,197.34       281,743.85
   4732816    236,000.00      198,151.02       197,233.92
   4732850    450,000.00      377,391.38       375,639.51
   4733070    259,100.00      217,253.20       216,240.61

                          MORSERV 1996-1 Loan Schedule                  Page 2

                           Sch Rem     Act Rem                                      First        Final
Loan           Age   Term     Term        Term    Rate        PI      Closed      Payment      Payment    Paid To
   3300135      34    180      146         146   7.250  7,302.90   27-Jul-93    01-Sep-93  01-Aug-2008   01-Jun-96
   3603239      52    180      128         128   7.750  4,565.19   27-Jan-92    01-Mar-92  01-Feb-2007   01-May-96
   3708226      50    180      130         130   7.500  2,912.21   30-Mar-92    01-May-92  01-Apr-2007   01-May-96
   4137110      48    180      132         132   7.250  2,665.56   26-May-92    01-Jul-92  01-Jun-2007   01-May-96
   4179540      51    180      129         129   8.375  2,746.57   07-Feb-92    01-Apr-92  01-Mar-2007   01-May-96
   4185495      51    180      129         118   7.750  2,698.88   10-Feb-92    01-Apr-92  01-Mar-2007   01-May-96
   4199445      44    180      136         127   7.375  2,079.03   29-Sep-92    01-Nov-92  01-Oct-2007   01-May-96
   4228077      52    180      128         128   8.375  2,511.99   24-Jan-92    01-Mar-92  01-Feb-2007   01-May-96
   4228736      52    180      128         112   8.250  2,190.10   14-Jan-92    01-Mar-92  01-Feb-2007   01-May-96
   4406095      52    180      128         128   7.375  2,207.82   06-Jan-92    01-Mar-92  01-Feb-2007   01-May-96
   4534776      49    180      131         131   8.500  2,511.09   30-Mar-92    01-Jun-92  01-May-2007   01-May-96
   4612905      51    180      129         129   8.375  2,150.83   28-Feb-92    01-Apr-92  01-Mar-2007   01-May-96
   4615936      50    180      130         130   8.500  2,540.63   25-Mar-92    01-May-92  01-Apr-2007   01-May-96
   4627957      51    180      129         129   8.625  2,480.21   19-Feb-92    01-Apr-92  01-Mar-2007   01-May-96
   4631670      51    180      129         129   8.375  2,199.21   27-Feb-92    01-Apr-92  01-Mar-2007   01-May-96
   4631706      52    180      128         128   8.250  4,850.71   29-Jan-92    01-Mar-92  01-Feb-2007   01-May-96
   4634817      50    180      130          94   8.250  2,260.43   30-Mar-92    01-May-92  01-Apr-2007   01-May-96
   4635252      47    180      133         133   8.875  4,782.51   12-Jun-92    01-Aug-92  01-Jul-2007   01-May-96
   4635693      49    180      131         130   8.750  2,293.74   06-Apr-92    01-Jun-92  01-May-2007   01-May-96
   4647783      50    180      130         130   7.875  2,560.82   10-Mar-92    01-May-92  01-Apr-2007   01-May-96
   4654870      51    180      129         129   8.375  2,565.75   20-Feb-92    01-Apr-92  01-Mar-2007   01-May-96
   4662765      44    180      136         130   7.875  2,940.20   04-Sep-92    01-Nov-92  01-Oct-2007   01-May-96
   4663000      45    180      135         123   8.125  3,071.60   27-Aug-92    01-Oct-92  01-Sep-2007   01-May-96
   4666201      44    180      136         136   8.000  2,771.40   14-Sep-92    01-Nov-92  01-Oct-2007   01-May-96
   4666416      43    180      137         137   7.875  2,845.35   14-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   4673580      49    180      131         131   7.750  4,706.38   07-Apr-92    01-Jun-92  01-May-2007   01-May-96
   4676760      48    180      132         133   8.250  2,910.42   06-May-92    01-Jul-92  01-Jun-2007   01-May-96
   4676828      47    180      133         133   7.250  2,053.94   08-Jun-92    01-Aug-92  01-Jul-2007   01-May-96
   4717459      34    180      146         146   6.750  4,181.20   21-Jul-93    01-Sep-93  01-Aug-2008   01-May-96
   4718371      42    180      138         138   7.750  2,070.81   06-Nov-92    01-Jan-93  01-Dec-2007   01-Jun-96
   4728284      39    180      141         141   7.750  2,353.19   11-Feb-93    01-Apr-93  01-Mar-2008   01-May-96
   4731449      52    180      128         128   7.375  4,415.64   03-Jan-92    01-Mar-92  01-Feb-2007   01-May-96
   4731530      51    180      129         129   8.375  4,232.26   24-Feb-92    01-Apr-92  01-Mar-2007   01-Jun-96
   4731653      51    180      129         129   8.250  2,173.12   26-Feb-92    01-Apr-92  01-Mar-2007   01-May-96
   4731835      51    180      129         129   8.125  2,439.47   20-Feb-92    01-Apr-92  01-Mar-2007   01-May-96
   4731890      50    180      130         130   8.250  3,358.63   20-Mar-92    01-May-92  01-Apr-2007   01-May-96
   4731959      51    180      129         129   8.000  3,176.59   20-Feb-92    01-Apr-92  01-Mar-2007   01-May-96
   4732292      51    180      129         119   8.375  2,389.32   28-Feb-92    01-Apr-92  01-Mar-2007   01-May-96
   4732747      50    180      130          84   8.250  4,407.35   20-Mar-92    01-May-92  01-Apr-2007   01-May-96
   4732816      50    180      130         130   8.625  2,341.31   18-Mar-92    01-May-92  01-Apr-2007   01-May-96
   4732850      50    180      130         130   8.625  4,464.37   18-Mar-92    01-May-92  01-Apr-2007   01-May-96
   4733070      50    180      130         130   8.500  2,551.47   20-Mar-92    01-May-92  01-Apr-2007   01-May-96



Loan           Document Type         MI Company
   3300135     Full Doc              NEITHER FHA OR PMI
   3603239     No Income/No Asset    NEITHER FHA OR PMI
   3708226     Full Doc              NEITHER FHA OR PMI
   4137110     No Income/No Asset    NEITHER FHA OR PMI
   4179540     Full Doc              NEITHER FHA OR PMI
   4185495     Full Doc              NEITHER FHA OR PMI
   4199445     Full Doc              NEITHER FHA OR PMI
   4228077     Full Doc              G.E. MORTGAGE INSUARNCE CO
   4228736     Full Doc              NEITHER FHA OR PMI
   4406095     Full Doc              NEITHER FHA OR PMI
   4534776     Full Doc              NEITHER FHA OR PMI
   4612905     Full Doc              G.E. MORTGAGE INSUARNCE CO
   4615936     Full Doc              NEITHER FHA OR PMI
   4627957     Full Doc              NEITHER FHA OR PMI
   4631670     No Income/No Asset    NEITHER FHA OR PMI
   4631706     No Income/No Asset    NEITHER FHA OR PMI
   4634817     Full Doc              NEITHER FHA OR PMI
   4635252     Full Doc              NEITHER FHA OR PMI
   4635693     Full Doc              G.E. MORTGAGE INSUARNCE CO
   4647783     No Income/No Asset    NEITHER FHA OR PMI
   4654870     Full Doc              NEITHER FHA OR PMI
   4662765     Full Doc              NEITHER FHA OR PMI
   4663000     Full Doc              M.G.I.C.
   4666201     Full Doc              NEITHER FHA OR PMI
   4666416     No Income             NEITHER FHA OR PMI
   4673580     Full Doc              NEITHER FHA OR PMI
   4676760     Full Doc              NEITHER FHA OR PMI
   4676828     Full Doc              NEITHER FHA OR PMI
   4717459     Full Doc              NEITHER FHA OR PMI
   4718371     Full Doc              NEITHER FHA OR PMI
   4728284     Full Doc              NEITHER FHA OR PMI
   4731449     Full Doc              NEITHER FHA OR PMI
   4731530     Full Doc              NEITHER FHA OR PMI
   4731653     Full Doc              NEITHER FHA OR PMI
   4731835     Full Doc              G.E. MORTGAGE INSUARNCE CO
   4731890     Full Doc              NEITHER FHA OR PMI
   4731959     Full Doc              NEITHER FHA OR PMI
   4732292     Full Doc              G.E. MORTGAGE INSUARNCE CO
   4732747     Full Doc              NEITHER FHA OR PMI
   4732816     Full Doc              NEITHER FHA OR PMI
   4732850     Full Doc              NEITHER FHA OR PMI
   4733070     Full Doc              NEITHER FHA OR PMI

                        MORSERV 1996-1 Loan Schedule                    Page 3

                                                                          Cash Out
Loan           PropType        Units   OccType   Purpose                       Amt    LTV      Appraisal     Sale Price
   3300135     Single Family      1    Primary   PURCHASE                       0   72.73   1,100,000.00   1,100,000.00
   3603239     Single Family      1    Primary   RATE/TERM REFINANCE            0   46.64   1,040,000.00              0
   3708226     Single Family      1    Primary   RATE/TERM REFINANCE            0   77.38     406,000.00              0
   4137110     Single Family      1    Primary   PURCHASE                       0   80.00     365,000.00     365,000.00
   4179540     Single Family      1    Primary   RATE/TERM REFINANCE            0   49.91     563,000.00              0
   4185495     Single Family      1    Primary   RATE/TERM REFINANCE            0   43.31     662,000.00              0
   4199445     Single Family      1    Primary   RATE/TERM REFINANCE            0   73.86     306,000.00              0
   4228077     Single Family      1    Primary   RATE/TERM REFINANCE            0   88.62     290,000.00              0
   4228736     Single Family      1    Primary   RATE/TERM REFINANCE            0   75.00     301,000.00              0
   4406095     Single Family      1    Primary   PURCHASE                       0   80.00     315,000.00     300,000.00
   4534776     Single Family      1    Primary   PURCHASE                       0   51.00     500,000.00     500,000.00
   4612905     Single Family      1    Primary   PURCHASE                       0   90.00     247,000.00     244,500.00
   4615936     Single Family      1    Primary   PURCHASE                       0   76.33     338,000.00     338,000.00
   4627957     Single Family      1    Primary   RATE/TERM REFINANCE            0   69.44     360,000.00              0
   4631670     CONDO              1    Primary   PURCHASE                  368.69   69.23     340,000.00     325,000.00
   4631706     Single Family      1    Primary   RATE/TERM REFINANCE            0   63.69     785,000.00              0
   4634817     Single Family      1    Vacation  RATE/TERM REFINANCE            0   49.05     475,000.00              0
   4635252     Single Family      1    Primary   CASH OUT REFINANCE     59,581.52   76.00     625,000.00              0
   4635693     Single Family      1    Primary   RATE/TERM REFINANCE            0   90.00     255,000.00              0
   4647783     Single Family      1    Primary   RATE/TERM REFINANCE            0   64.59     418,000.00              0
   4654870     Single Family      1    Primary   RATE/TERM REFINANCE            0   75.00     350,000.00              0
   4662765     Single Family      1    Primary   RATE/TERM REFINANCE            0   77.50     400,000.00              0
   4663000     Single Family      1    Primary   RATE/TERM REFINANCE            0   84.95     375,500.00              0
   4666201     Single Family      1    Primary   PURCHASE                       0   66.78     440,000.00     434,250.00
   4666416     Single Family      1    Primary   RATE/TERM REFINANCE            0   52.63     570,000.00              0
   4673580     Single Family      1    Primary   RATE/TERM REFINANCE            0   76.92     650,000.00              0
   4676760     Single Family      1    Primary   CASH OUT REFINANCE     75,730.52   27.27   1,100,000.00              0
   4676828     Single Family      1    Primary   CASH OUT REFINANCE     12,534.81   75.00     300,000.00              0
   4717459     Single Family      1    Primary   CASH OUT REFINANCE    452,872.44   70.52     670,000.00              0
   4718371     CONDO              1    Primary   RATE/TERM REFINANCE            0   80.00     275,000.00              0
   4728284     Single Family      1    Primary   PURCHASE                       0   75.99     329,000.00     329,000.00
   4731449     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     600,000.00              0
   4731530     Single Family      1    Primary   RATE/TERM REFINANCE            0   78.73     550,000.00              0
   4731653     Single Family      1    Primary   PURCHASE                       0   80.00     280,000.00     280,000.00
   4731835     Single Family      1    Primary   PURCHASE                       0   90.00     282,000.00     281,500.00
   4731890     Single Family      1    Primary   RATE/TERM REFINANCE            0   56.29     615,000.00              0
   4731959     Single Family      1    Primary   RATE/TERM REFINANCE            0   76.59     434,000.00              0
   4732292     Single Family      1    Primary   RATE/TERM REFINANCE            0   86.99     281,000.00              0
   4732747     Single Family      1    Primary   RATE/TERM REFINANCE            0   37.86   1,200,000.00              0
   4732816     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     295,000.00              0
   4732850     Single Family      1    Primary   RATE/TERM REFINANCE            0   55.56     810,000.00              0
   4733070     Single Family      1    Primary   RATE/TERM REFINANCE            0   63.20     410,000.00              0


                  Serv.
Loan                Fee   PO %
   3300135        0.25   0.000%
   3603239        0.25   0.000%
   3708226        0.25   0.000%
   4137110        0.25   0.000%
   4179540        0.25   0.000%
   4185495        0.25   0.000%
   4199445        0.25   0.000%
   4228077        0.25   0.000%
   4228736        0.25   0.000%
   4406095        0.25   0.000%
   4534776        0.25   0.000%
   4612905        0.25   0.000%
   4615936        0.25   0.000%
   4627957        0.25   0.000%
   4631670        0.25   0.000%
   4631706        0.25   0.000%
   4634817        0.25   0.000%
   4635252        0.25   0.000%
   4635693        0.25   0.000%
   4647783        0.25   0.000%
   4654870        0.25   0.000%
   4662765        0.25   0.000%
   4663000        0.25   0.000%
   4666201        0.25   0.000%
   4666416        0.25   0.000%
   4673580        0.25   0.000%
   4676760        0.25   0.000%
   4676828        0.25   0.000%
   4717459        0.20   6.429%
   4718371        0.25   0.000%
   4728284        0.25   0.000%
   4731449        0.25   0.000%
   4731530        0.25   0.000%
   4731653        0.25   0.000%
   4731835        0.25   0.000%
   4731890        0.25   0.000%
   4731959        0.25   0.000%
   4732292        0.25   0.000%
   4732747        0.25   0.000%
   4732816        0.25   0.000%
   4732850        0.25   0.000%
   4733070        0.25   0.000%

                        MORSERV 1996-1 Loan Schedule                    Page 4

Loan         Name                              Street                          City                     Zip
   4733080   HUGH N. WEST, III                 4101 SWARTHMORE                 HOUSTON,        TX       77005-0000
   4733171   RAYMOND L. SOMMER                 1042 CARDINAL DRIVE             BARTONVILLE,    TX       76226-0000
   4733331   DAVID E. MILLER                   250 GESSNER  RD                 HOUSTON,        TX       77024-0000
   4733364   WILL G. DICKEY                    341 WESTMINSTER DRIVE           HOUSTON,        TX       77024-0000
   4733466   FRANK J. ERICHSON                 13811 BALMORE CIRCLE            HOUSTON,        TX       77069-0000
   4733885   CHARLES A. HADDAD                 804 FAIRWAY CIR                 EL  PASO,       TX       79922-0000
   4734786   HORACIO E. ORIA                   339 KNIPP FOREST  DR            HOUSTON,        TX       77024-0000
   4738255   ISHMAEL S. REID                   8615 DEERFIELD LANE             GERMANTOWN,     TN       38138-0000
   4739032   DAVID O. HOLLIS                   8959 JENNA RD                   MEMPHIS,        TN       38125-0000
   4739269   WILLIAM C. SATTERLEE              9012 DEERVALLEY COVE            CORDOVA,        TN       38018-0000
   4748306   TED BLOCH                         9907 SUMMERLAKES DRIVE          CARMEL,         IN       46032-0000
   4748601   KEVYN A. SALSBURG                 1905 DORWOOD COURT              SOUTH BEND,     IN       46617-0000
   4760185   DOUGLAS M. PINKERTON              1188 MOSS BLUFF                 MT. PLEASANT,   SC       29464-0000
   4764925   DOUGLAS H. FROST JR               15318 E GOLDEN EAGLE BLVD       FOUNTAIN HILLS, AZ       85268-0000
   4767457   DAVID L. MARKER                   500 SOUTH ARDEN BOULEVARD       LOS ANGELES,    CA       90020-0000
   4771625   THOMAS B. JOHNSON                 1229 WEST HILL DRIVE            GATES MILLS,    OH       44040-0000
   4778996   KELLY R. DANKS                    1650 MANCHESTER COURT           BEAUMONT,       TX       77706-0000
   4779547   BRUCE W. SIMPSON                  3501 OVERTON VIEW COURT         FORT WORTH,     TX       76109-0000
   4779933   DONALD R. ANDRUS                  10901 LITTLE LISA LANE          HOUSTON,        TX       77024-0000
   4780127   MARK EGERMAN                      22 RED SABLE                    THE WOODLANDS,  TX       77380-0000
   4780342   ANDRE G. VACROUX                  6609 FORESTSHIRE DRIVE          DALLAS,         TX       75230-0000
   4780353   WALTER H. ASCHE                   249 WARRENTON                   HOUSTON,        TX       77024-0000
   4780375   PALMER L. MOE                     611 BLUFF TRAIL                 SAN ANTONIO,    TX       78216-0000
   4780535   JOEL M. ANDROPHY                  2309 GLEN HAVEN BLVD            HOUSTON,        TX       77030-0000
   4780750   WILLIAM R. SERAFINE               4318 PEMBROOKE PKWY N.          COLLEYVILLE,    TX       76034-0000
   4780772   REGINALD M. MACHELL               14923 VILLAGE ELM STREET        HOUSTON,        TX       77062-0000
   4781061   GEORGE S. FINLEY                  5702 WOODLAND BROOK DR          KINGWOOD,       TX       77345-0000
   4781345   BOBBY L. SMITH                    2204 CREEKSIDE CIRCLE S         IRVING,         TX       75063-0000
   4781390   JAMES P. GRIFFITH                 121 N POST OAK LANE #205        HOUSTON,        TX       77056-0000
   4781403   THOMAS H. KENDALL                 5702 GARDEN POINT DR            KINGSWOOD,      TX       77345-0000
   4781469   JONATHAN K. HEFFRON               6437 BELMONT AVE                HOUSTON,        TX       77005-0000
   4781549   TED A. HODGES                     5303 SUGARHILL DRIVE            HOUSTON,        TX       77056-0000
   4781550   MICHAEL P. CAHILL                 861 FORREST WILLOW CIR          EL PASO,        TX       79922-0000
   4781571   RAO NANDETY                       3023 COUNTRY CLUB DRIVE         PEARLAND,       TX       77581-0000
   4781695   JAMES R. DAVIS                    12422LAKE SHORE PR               MONTGOMERY,    TX       77356-0000
   4781833   MARTIN MAYO                       12327 BROKEN ARROW DR           HOUSTON,        TX       77024-0000
   4781877   JAMES LYON                        16 RIVER HOLLOW                 HOUSTON,        TX       77027-0000
   4781935   MICHAEL WALLACE                   13812 ROCKBEND PLACE            DALLAS,         TX       75240-0000
   4781990   NELSON R. BEAN                    5606 ORCHARD VALLEY CT          KINGWOOD        TX       77339-0000
   4782315   WILBURN O. MC DONALD              12102 PERTHSHIRE RD             HOUSTON,        TX       77024-0000
   4782392   CLARENCE E. ERIKSEN               11214 LACEWOOD LANE             HOUSTON,        TX       77024-0000
   4792046   CHARLES R. SCHNEIDER              2 BUCKINGHAM COURT              MORRISTOWN,     NJ       07960-0000


Loan         County                Loan Amt             UPB   June 1 Balance
   4733080   Harris              241,000.00      202,629.12       201,697.95
   4733171   Denton              268,800.00      222,123.12       221,046.02
   4733331   Harris              214,950.00      180,462.54       179,635.84
   4733364   Harris              286,100.00      241,528.07       240,437.71
   4733466   Harris              284,900.00      216,203.79       214,922.49
   4733885   El Paso             358,500.00      302,085.18       300,694.65
   4734786   Harris              423,000.00      355,954.46       354,322.29
   4738255   Shelby              246,500.00      211,472.14       210,530.47
   4739032   Shelby              250,000.00      210,758.64       209,770.61
   4739269   Shelby              238,000.00      183,354.81       183,354.81
   4748306   Hamilton            532,000.00      456,402.51       456,402.51
   4748601   St. Joseph          226,700.00      194,813.28       193,929.32
   4760185   Charleston          252,000.00      215,196.85       214,239.61
   4764925   Maricopa            358,650.00      308,133.93       306,772.94
   4767457   Los Angeles       1,000,000.00      850,208.99       846,287.16
   4771625   Cuyahoga            450,000.00      382,006.34       380,230.08
   4778996   Jefferson           350,000.00      298,301.58       296,962.48
   4779547   Tarrant             225,000.00      151,610.64       150,472.21
   4779933   Harris              487,600.00      411,711.71       409,748.01
   4780127   Montgomery          365,400.00      311,140.48       309,716.70
   4780342   Dallas              290,000.00      247,799.13       246,659.53
   4780353   Harris              266,650.00      227,053.92       227,053.92
   4780375   Bexar               322,000.00      274,569.91       273,312.26
   4780535   Harris              267,000.00      188,359.38       187,063.12
   4780750   Tarrant             224,500.00      190,871.66       189,991.20
   4780772   Harris              308,000.00      261,057.76       259,834.17
   4781061   Harris              249,000.00      212,988.66       212,988.66
   4781345   Dallas              256,000.00      219,320.84       218,323.06
   4781390   Harris              259,700.00      224,132.48       223,140.22
   4781403   Harris              220,700.00      188,218.88       187,353.23
   4781469   Harris              447,000.00      382,954.93       381,212.72
   4781549   Harris              340,500.00      293,106.82       291,796.16
   4781550   El Paso             287,000.00      198,577.10       197,157.68
   4781571   Harris              312,300.00      270,837.36       269,658.43
   4781695   Montgomery          220,300.00      189,556.50       188,714.90
   4781833   Harris              232,000.00      198,467.09       197,556.84
   4781877   Harris              263,900.00      223,583.60       223,583.60
   4781935   Dallas              307,500.00      261,847.70       260,633.68
   4781990   Harris              250,000.00      213,526.38       212,552.21
   4782315   Harris              244,000.00      209,650.57       208,712.18
   4782392   Harris              423,200.00      363,623.60       361,996.04
   4792046   Morris              330,000.00      294,136.11       292,900.73

                        MORSERV 1996-1 Loan Schedule                    Page 5

                            Sch Rem     Act Rem                                      First        Final
Loan            Age   Term     Term        Term    Rate        PI      Closed      Payment      Payment    Paid To
   4733080       50    180      130         130   8.750  2,408.67   05-Mar-92    01-May-92  01-Apr-2007   01-May-96
   4733171       50    180      130         127   8.375  2,627.33   11-Mar-92    01-May-92  01-Apr-2007   01-May-96
   4733331       50    180      130         129   9.000  2,180.17   13-Mar-92    01-May-92  01-Apr-2007   01-May-96
   4733364       50    180      130         130   9.000  2,901.82   25-Mar-92    01-May-92  01-Apr-2007   01-May-96
   4733466       50    180      130         112   8.000  2,722.66   26-Mar-92    01-May-92  01-Apr-2007   01-May-96
   4733885       49    180      131         131   8.500  3,530.30   02-Apr-92    01-Jun-92  01-May-2007   01-May-96
   4734786       50    180      130         130   8.750  4,227.67   09-Mar-92    01-May-92  01-Apr-2007   01-May-96
   4738255       44    180      136         136   8.125  2,373.51   28-Sep-92    01-Nov-92  01-Oct-2007   01-May-96
   4739032       43    180      137         133   7.875  2,371.13   20-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   4739269       44    180      136         116   7.875  2,257.32   30-Sep-92    01-Nov-92  01-Oct-2007   01-Jun-96
   4748306       43    180      137         137   8.125  5,122.54   28-Oct-92    01-Dec-92  01-Nov-2007   01-Jun-96
   4748601       42    180      138         138   7.500  2,101.54   04-Nov-92    01-Jan-93  01-Dec-2007   01-May-96
   4760185       46    180      134         134   8.500  2,481.55   16-Jul-92    01-Sep-92  01-Aug-2007   01-May-96
   4764925       44    180      136         136   8.250  3,479.41   30-Sep-92    01-Nov-92  01-Oct-2007   01-May-96
   4767457       45    180      135         135   7.750  9,412.76   31-Aug-92    01-Oct-92  01-Sep-2007   01-May-96
   4771625       45    180      135         135   7.625  4,203.59   21-Aug-92    01-Oct-92  01-Sep-2007   01-May-96
   4778996       46    180      134         134   8.375  3,421.00   30-Jul-92    01-Sep-92  01-Aug-2007   01-May-96
   4779547       44    180      136          96   7.625  2,101.79   01-Sep-92    01-Nov-92  01-Oct-2007   01-May-96
   4779933       45    180      135         135   7.250  4,451.12   25-Aug-92    01-Oct-92  01-Sep-2007   01-May-96
   4780127       45    180      135         135   7.875  3,465.64   28-Aug-92    01-Oct-92  01-Sep-2007   01-May-96
   4780342       43    180      137         137   7.500  2,688.34   06-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   4780353       44    180      136         136   7.875  2,529.05   17-Sep-92    01-Nov-92  01-Oct-2007   01-Jun-96
   4780375       44    180      136         136   7.750  3,030.91   25-Sep-92    01-Nov-92  01-Oct-2007   01-May-96
   4780535       43    180      137         101   7.875  2,532.37   09-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   4780750       45    180      135         135   7.750  2,113.17   26-Aug-92    01-Oct-92  01-Sep-2007   01-May-96
   4780772       45    180      135         135   7.500  2,855.20   25-Aug-92    01-Oct-92  01-Sep-2007   01-May-96
   4781061       43    180      137         137   7.875  2,361.65   01-Oct-92    01-Dec-92  01-Nov-2007   01-Jun-96
   4781345       43    180      137         137   7.625  2,391.38   05-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   4781390       42    180      138         138   7.875  2,463.13   05-Nov-92    01-Jan-93  01-Dec-2007   01-May-96
   4781403       44    180      136         136   7.625  2,061.62   10-Sep-92    01-Nov-92  01-Oct-2007   01-May-96
   4781469       43    180      137         137   7.625  4,175.57   16-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   4781549       42    180      138         138   7.750  3,203.64   09-Nov-92    01-Jan-93  01-Dec-2007   01-May-96
   4781550       44    180      136         100   7.500  2,660.53   24-Sep-92    01-Nov-92  01-Oct-2007   01-May-96
   4781571       41    180      139         139   8.000  2,984.51   22-Dec-92    01-Feb-93  01-Jan-2008   01-May-96
   4781695       43    180      137         137   8.000  2,105.31   29-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   4781833       43    180      137         137   7.500  2,150.67   14-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   4781877       45    180      135         135   7.875  2,502.96   28-Aug-92    01-Oct-92  01-Sep-2007   01-Jun-96
   4781935       44    180      136         136   7.500  2,850.57   01-Sep-92    01-Nov-92  01-Oct-2007   01-May-96
   4781990       44    180      136         136   7.750  2,353.19   04-Sep-92    01-Nov-92  01-Oct-2007   01-May-96
   4782315       43    180      137         137   7.875  2,314.22   07-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   4782392       43    180      137         137   7.875  4,013.84   22-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   4792046       33    180      147         147   7.250  3,012.45   16-Aug-93    01-Oct-93  01-Sep-2008   01-May-96



Loan             Document Type         MI Company
   4733080       Full Doc              NEITHER FHA OR PMI
   4733171       Full Doc              NEITHER FHA OR PMI
   4733331       Full Doc              NEITHER FHA OR PMI
   4733364       Full Doc              NEITHER FHA OR PMI
   4733466       Full Doc              NEITHER FHA OR PMI
   4733885       Full Doc              NEITHER FHA OR PMI
   4734786       Full Doc              NEITHER FHA OR PMI
   4738255       No Income             NEITHER FHA OR PMI
   4739032       Full Doc              NEITHER FHA OR PMI
   4739269       Full Doc              PMI MORTGAGE INSUARNCE CO
   4748306       Full Doc              NEITHER FHA OR PMI
   4748601       Full Doc              NEITHER FHA OR PMI
   4760185       Full Doc              NEITHER FHA OR PMI
   4764925       Full Doc              G.E. MORTGAGE INSUARNCE CO
   4767457       No Income             NEITHER FHA OR PMI
   4771625       Full Doc              NEITHER FHA OR PMI
   4778996       Full Doc              G.E. MORTGAGE INSUARNCE CO
   4779547       Full Doc              NEITHER FHA OR PMI
   4779933       Full Doc              NEITHER FHA OR PMI
   4780127       Full Doc              G.E. MORTGAGE INSUARNCE CO
   4780342       Full Doc              NEITHER FHA OR PMI
   4780353       Full Doc              NEITHER FHA OR PMI
   4780375       Full Doc              NEITHER FHA OR PMI
   4780535       Full Doc              NEITHER FHA OR PMI
   4780750       Full Doc              NEITHER FHA OR PMI
   4780772       Full Doc              NEITHER FHA OR PMI
   4781061       Full Doc              NEITHER FHA OR PMI
   4781345       Full Doc              NEITHER FHA OR PMI
   4781390       Full Doc              NEITHER FHA OR PMI
   4781403       Full Doc              NEITHER FHA OR PMI
   4781469       Full Doc              NEITHER FHA OR PMI
   4781549       Full Doc              NEITHER FHA OR PMI
   4781550       Full Doc              NEITHER FHA OR PMI
   4781571       Full Doc              NEITHER FHA OR PMI
   4781695       Full Doc              NEITHER FHA OR PMI
   4781833       Full Doc              NEITHER FHA OR PMI
   4781877       Full Doc              NEITHER FHA OR PMI
   4781935       No Income             NEITHER FHA OR PMI
   4781990       Full Doc              NEITHER FHA OR PMI
   4782315       Full Doc              NEITHER FHA OR PMI
   4782392       Full Doc              NEITHER FHA OR PMI
   4792046       Full Doc              NEITHER FHA OR PMI

                        MORSERV 1996-1 Loan Schedule                    Page 6

                                                                          Cash Out
Loan           PropType        Units   OccType   Purpose                       Amt    LTV      Appraisal     Sale Price
   4733080     Single Family      1    Primary   RATE/TERM REFINANCE            0   58.07     415,000.00              0
   4733171     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     336,000.00              0
   4733331     Single Family      1    Primary   RATE/TERM REFINANCE            0   74.12     290,000.00              0
   4733364     Single Family      1    Primary   RATE/TERM REFINANCE            0   51.09     560,000.00              0
   4733466     Single Family      1    Primary   RATE/TERM REFINANCE            0   75.97     375,000.00              0
   4733885     Single Family      1    Primary   PURCHASE                       0   75.00     550,000.00     478,000.00
   4734786     Single Family      1    Primary   RATE/TERM REFINANCE            0   68.78     615,000.00              0
   4738255     Single Family      1    Primary   RATE/TERM REFINANCE            0   72.93     338,000.00              0
   4739032     Single Family      1    Primary   RATE/TERM REFINANCE            0   79.87     313,000.00              0
   4739269     Single Family      1    Primary   RATE/TERM REFINANCE            0   83.80     284,000.00              0
   4748306     Single Family      1    Primary   RATE/TERM REFINANCE            0   75.62     703,500.00              0
   4748601     Single Family      1    Primary   RATE/TERM REFINANCE            0   79.54     285,000.00              0
   4760185     Single Family      1    Primary   RATE/TERM REFINANCE            0   78.75     320,000.00              0
   4764925     Single Family      1    Primary   RATE/TERM REFINANCE     2,527.79   89.66     400,000.00              0
   4767457     Single Family      1    Primary   RATE/TERM REFINANCE       881.96   58.82   1,700,000.00              0
   4771625     Single Family      1    Primary   RATE/TERM REFINANCE            0   75.00     600,000.00              0
   4778996     Single Family      1    Primary   PURCHASE                       0   85.37     410,000.00     411,806.00
   4779547     Single Family      1    Primary   PURCHASE                       0   47.37     475,000.00     475,000.00
   4779933     Single Family      1    Primary   RATE/TERM REFINANCE            0   40.63   1,200,000.00              0
   4780127     Single Family      1    Primary   RATE/TERM REFINANCE            0   90.00     406,000.00              0
   4780342     Single Family      1    Primary   RATE/TERM REFINANCE            0   50.00     580,000.00              0
   4780353     Single Family      1    Primary   PURCHASE                       0   46.78     570,000.00     570,000.00
   4780375     Single Family      1    Primary   RATE/TERM REFINANCE            0   74.02     435,000.00              0
   4780535     Single Family      1    Primary   RATE/TERM REFINANCE            0   66.75     400,000.00              0
   4780750     Single Family      1    Primary   RATE/TERM REFINANCE            0   79.61     282,000.00              0
   4780772     Single Family      1    Primary   PURCHASE                       0   80.00     385,000.00     385,000.00
   4781061     Single Family      1    Primary   RATE/TERM REFINANCE            0   79.05     315,000.00              0
   4781345     Single Family      1    Primary   RATE/TERM REFINANCE            0   74.64     343,000.00              0
   4781390     CONDO              1    Primary   PURCHASE                       0   67.46     385,000.00     385,000.00
   4781403     Single Family      1    Primary   RATE/TERM REFINANCE            0   70.74     312,000.00              0
   4781469     Single Family      1    Primary   RATE/TERM REFINANCE            0   67.99     657,500.00              0
   4781549     Single Family      1    Primary   RATE/TERM REFINANCE            0   68.10     500,000.00              0
   4781550     Single Family      1    Primary   RATE/TERM REFINANCE            0   76.53     375,000.00              0
   4781571     Single Family      1    Primary   RATE/TERM REFINANCE            0   79.06     395,000.00              0
   4781695     Single Family      1    Vacation  RATE/TERM REFINANCE            0   77.30     285,000.00              0
   4781833     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     290,000.00              0
   4781877     Single Family      1    Primary   RATE/TERM REFINANCE            0   61.37     430,000.00              0
   4781935     Single Family      1    Primary   RATE/TERM REFINANCE            0   75.00     410,000.00              0
   4781990     Single Family      1    Primary   PURCHASE                       0   58.82     425,000.00     425,000.00
   4782315     Single Family      1    Primary   PURCHASE                       0   80.00     320,000.00     305,000.00
   4782392     Single Family      1    Primary   RATE/TERM REFINANCE            0   72.34     585,000.00              0
   4792046     Single Family      1    Primary   CASH OUT REFINANCE     31,602.54   30.00   1,100,000.00              0


                 Serv.
Loan               Fee   PO %
   4733080       0.25   0.000%
   4733171       0.25   0.000%
   4733331       0.25   0.000%
   4733364       0.25   0.000%
   4733466       0.25   0.000%
   4733885       0.25   0.000%
   4734786       0.25   0.000%
   4738255       0.25   0.000%
   4739032       0.25   0.000%
   4739269       0.25   0.000%
   4748306       0.25   0.000%
   4748601       0.25   0.000%
   4760185       0.25   0.000%
   4764925       0.25   0.000%
   4767457       0.25   0.000%
   4771625       0.25   0.000%
   4778996       0.25   0.000%
   4779547       0.25   0.000%
   4779933       0.25   0.000%
   4780127       0.25   0.000%
   4780342       0.25   0.000%
   4780353       0.25   0.000%
   4780375       0.25   0.000%
   4780535       0.25   0.000%
   4780750       0.25   0.000%
   4780772       0.25   0.000%
   4781061       0.25   0.000%
   4781345       0.25   0.000%
   4781390       0.25   0.000%
   4781403       0.25   0.000%
   4781469       0.25   0.000%
   4781549       0.25   0.000%
   4781550       0.25   0.000%
   4781571       0.25   0.000%
   4781695       0.25   0.000%
   4781833       0.25   0.000%
   4781877       0.25   0.000%
   4781935       0.25   0.000%
   4781990       0.25   0.000%
   4782315       0.25   0.000%
   4782392       0.25   0.000%
   4792046       0.25   0.000%

                        MORSERV 1996-1 Loan Schedule                    Page 7

Loan         Name                              Street                          City                     Zip         County
   4796150   ALAN J. KLUKOWICZ                 6088 OCEAN DRIVE                AVALON,         NJ       08202-0000  Cape May
   4922980   PAUL A. TESCIONE                  20 INGLEWOOD ROAD               ASHEVILLE,      NC       28804-0000  Buncombe
   4926110   BOO Y. HAR                        565 POINT SAN PEDRO ROAD        SAN RAFAEL,     CA       94901-0000  Marin
   4926572   ROBERT T. CONSTANTINO             127 ALMENDRAL AVENUE            ATHERTON,       CA       94027-0000  San Mateo
   4926856   JOSEPH FERNANDEZ                  542 ANITA DRIVE                 MILLBRAE,       CA       94030-0000  San Mateo
   4930252   ISAAC RAIJMAN                     6335 PINE TREE DRIVE            MIAMI BEACH,    FL       33141-0000  Dade
   4945555   THOMAS IACONO                     800 E. HOPKINS #A-3             ASPEN,          CO       81611-0000  Pitkin
   4946139   STEVEN B. BROWN                   2165 STONECROP WAY              GOLDEN,         CO       80401-0000  Jefferson
   4950839   JACK B. FOSTER                    1018 RIDGEPARK DRIVE            TUPELO,         MS       38801-0000  Lee
   4951106   SIDNEY B. GRAY                    125 ACACIA DRIVE                LAFAYETTE,      LA       70508-0000  Lafayette
   4951933   SURESH K. DONEPUDI                390 ROBBINS PLACE               SHREVEPORT,     LA       71106-0000  CADDO
   4951955   DAVID J. ELIZARDI                 325 FRIEDRICHS AVE              METAIRIE,       LA       70005-0000  Jefferson
   4952540   DANNY R. BARNHILL                 106 DOVER COURT                 BOSSIER CITY,   LA       71111-0000  BOSSIER
   4953076   ROBERT C. MCCLURE                 224 STORMY CREEK LANE           BLYTHEWOOD,     SC       29016-0000  Richland
   4953098   ALLEN F. WISE                     7 MAGNOLIA CRESCENT             HILTON HEAD,    SC       29928-0000  Beaufort
   4955184   CHARLENE D. BARRETT               5 SAWTOOTH COURT                HILTON HEAD,    SC       29926-0000  Beaufort
   4958014   ROBERT J. FROEHLICH               2704 MODAFF ROAD                NAPERVILLE,     IL       60565-0000  Will
   4958750   KAMAL GULATI                      6914 LATROBE                    SKOKIE,         IL       60077-0000  Cook
   4959334   CHARLES L. REID                   500 BOULEVARD                   ANDERSON,       SC       29621-0000  Anderson
   4959775   ROBERT E. GREGORY JR              99 CAROLINA CLUB DRIVE          SPARTANBURG,    SC       29302-0000  Spartanburg
   4961245   ERIC P. TEETER                    2217 MALVERN ROAD               CHARLOTTE,      NC       28207-0000  Mecklenburg
   4961573   ROBERT B. ANDERSON                4022 DOVES ROOST COURT          CHARLOTTE,      NC       28211-0000  Mecklenburg
   4961620   RICHARD R. WALKER                 2301 HOVIS COURT                RALEIGH,        NC       27615-0000  Wake
   4961722   WILLIAM R. MOFFITT                1101 SCHEPPERGRELL DRIVE        HENDERSONVILLE, NC       28739-0000  Henderson
   4961926   DONALD G DUNCAN                   2929 BELVEDERE AVENUE           CHARLOTTE,      NC       28205-0000  Mecklenburg
   4963477   RAMA M. DONTHI                    6945 HUNTING HOLLOW LN W        HUDSON,         OH       44236-0000  Summit
   4963998   HUNTINGTON F. WILLARD             22565 SHAKER BLVD               SHAKER HEIGHTS, OH       44120-0000  Cuyahoga
   4964924   JAMES C. SPIRA                    16950 SOUTH WOODLAND RD         SHAKER HTS,     OH       44122-0000  Cuyahoga
   4965392   WILLIAM H. BAY                    4410 SHIRE CREEK CT             HILLARD,        OH       43026-0000  Franklin
   4972263   GERALD V. BAYSDEN                 2611 OAKMEADE DRIVE             CHARLOTTE,      NC       28270-0000  Mecklenburg
   4973969   DARRYL G. BOWLES                  15029 WAYMART LANE              CHARLOTTE,      NC       28278-0000  Mecklenburg
   4977314   DENIS M. LANIER                   556 S ELIZABETH ST              DENVER,         CO       80209-0000  Denver
   4977711   DAVID A. WONG                     2415 STONECROP WAY              GOLDEN,         CO       80401-0000  Jefferson
   4979615   REID K. HASTIE                    1000 ORANGE PLACE               BOULDER,        CO       80304-0000  Boulder
   4979900   TERRY J. PIDDINGTON               2630 ROSSMERE STREET            COLORADO SPGS,  CO       80919-0000  El Paso
   4989288   GEORGE J. SMITH                   1219 MASSEY COVE                MEMPHIS,        TN       38120-0000  Shelby
   4989867   KELLY WRIGHT                      12132 EAST ASHTON CT            KNOXVILLE,      TN       37922-0000  Knox
   5099184   DAVID E. LEVEE                    85 CRESCENT DRIVE               GLENCOE, IL              60022-0000  Cook
   5201611   WALTER R. SIEMIAN                 9513 LAVILL COURT               WINDERMERE, FL           34786-0000  Orange
   5210973   EDWARD M. SULLIVAN                853 HOLLOW TREE RIDGE ROA       DARIEN,         CT       06820-0000  Fairfield
   5229439   JOHN A. COOK                      2672 BIRCH HARBOR LA            WEST BLOOMFIELD T, MI    48324-0000  Oakland
   5237379   STANLEY PARNETT                   1415 CANAL ROAD                 PRINCETON, NJ            08540-0000  Somerset


Loan                Loan Amt             UPB   June 1 Balance
   4796150        460,000.00      393,320.67       391,489.19
   4922980        275,000.00      233,807.40       232,728.90
   4926110        270,000.00      231,293.09       230,254.77
   4926572        500,000.00      428,687.85       426,758.86
   4926856        229,000.00      194,486.59       194,486.59
   4930252        500,000.00      426,465.11       424,512.98
   4945555        288,750.00      247,355.39       246,244.98
   4946139        380,000.00      325,081.03       325,081.03
   4950839        380,250.00      195,716.38       193,407.96
   4951106        220,500.00      190,003.43       189,166.75
   4951933        340,000.00      287,436.59       286,092.61
   4951955        329,000.00      271,505.24       270,161.91
   4952540        230,000.00      190,605.46       189,684.54
   4953076        275,000.00      235,228.81       234,164.26
   4953098        298,000.00      253,748.61       253,748.61
   4955184        243,750.00      207,852.12       206,900.14
   4958014        229,000.00      195,002.25       194,098.15
   4958750        246,600.00      191,472.91       190,396.92
   4959334        292,000.00      220,903.56       219,591.19
   4959775        290,000.00      246,824.78       245,684.17
   4961245        240,000.00      202,987.40       202,039.29
   4961573        500,000.00      425,753.47       423,805.23
   4961620        228,000.00      194,143.42       193,255.02
   4961722        270,375.00      232,312.27       231,272.44
   4961926        270,000.00      231,653.63       230,608.28
   4963477        325,000.00      279,650.46       278,408.93
   4963998        420,000.00      355,090.75       353,409.40
   4964924        350,000.00      297,129.19       297,129.19
   4965392        300,000.00      255,409.07       255,409.07
   4972263        313,000.00      255,245.02       253,938.75
   4973969        318,400.00      273,419.71       272,194.16
   4977314      1,000,000.00      604,127.34       604,127.34
   4977711        560,000.00      478,421.66       476,249.98
   4979615        225,000.00      192,459.70       191,588.70
   4979900        317,000.00      268,686.11       268,686.11
   4989288        420,000.00      359,823.60       358,186.63
   4989867        279,000.00      236,356.24       235,256.55
   5099184        375,000.00      344,908.60       343,559.62
   5201611        700,000.00      630,482.11       630,482.11
   5210973        825,000.00      731,446.15       728,316.00
   5229439        232,500.00      211,892.92       211,039.18
   5237379        342,000.00      267,574.29       266,048.78

                        MORSERV 1996-1 Loan Schedule                    Page 8

                           Sch Rem     Act Rem                                      First        Final
Loan           Age   Term     Term        Term    Rate        PI      Closed      Payment      Payment    Paid To
   4796150      34    180      146         138   7.125  4,166.82   09-Jul-93    01-Sep-93  01-Aug-2008   01-May-96
   4922980      45    180      135         135   7.750  2,588.51   14-Aug-92    01-Oct-92  01-Sep-2007   01-May-96
   4926110      44    180      136         136   8.000  2,580.27   10-Sep-92    01-Nov-92  01-Oct-2007   01-May-96
   4926572      43    180      137         137   7.875  4,742.25   21-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   4926856      43    180      137         135   8.125  2,205.01   28-Oct-92    01-Dec-92  01-Nov-2007   01-Jun-96
   4930252      44    180      136         136   7.750  4,706.38   21-Sep-92    01-Nov-92  01-Oct-2007   01-May-96
   4945555      44    180      136         136   8.000  2,759.45   15-Sep-92    01-Nov-92  01-Oct-2007   01-May-96
   4946139      43    180      137         137   8.000  3,631.48   16-Oct-92    01-Dec-92  01-Nov-2007   01-Jun-96
   4950839      45    180      135          67   7.625  3,552.03   25-Aug-92    01-Oct-92  01-Sep-2007   01-May-96
   4951106      43    180      137         137   8.125  2,123.16   06-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   4951933      44    180      136         134   7.750  3,200.34   28-Sep-92    01-Nov-92  01-Oct-2007   01-May-96
   4951955      42    180      138         129   7.750  3,096.80   25-Nov-92    01-Jan-93  01-Dec-2007   01-May-96
   4952540      43    180      137         128   8.250  2,231.33   23-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   4953076      44    180      136         136   7.875  2,608.24   28-Sep-92    01-Nov-92  01-Oct-2007   01-May-96
   4953098      44    180      136         136   7.875  2,826.39   29-Sep-92    01-Nov-92  01-Oct-2007   01-Jun-96
   4955184      44    180      136         136   7.750  2,294.36   28-Sep-92    01-Nov-92  01-Oct-2007   01-May-96
   4958014      44    180      136         136   7.500  2,122.86   17-Sep-92    01-Nov-92  01-Oct-2007   01-May-96
   4958750      43    180      137         116   8.250  2,392.37   16-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   4959334      45    180      135         111   8.375  2,854.09   27-Aug-92    01-Oct-92  01-Sep-2007   01-May-96
   4959775      44    180      136         136   7.625  2,708.98   10-Sep-92    01-Nov-92  01-Oct-2007   01-May-96
   4961245      43    180      137         134   7.750  2,259.07   26-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   4961573      45    180      135         135   7.875  4,742.25   14-Aug-92    01-Oct-92  01-Sep-2007   01-May-96
   4961620      45    180      135         135   7.875  2,162.47   28-Aug-92    01-Oct-92  01-Sep-2007   01-May-96
   4961722      43    180      137         137   7.875  2,564.38   09-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   4961926      43    180      137         137   7.750  2,541.45   30-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   4963477      43    180      137         137   8.000  3,105.87   30-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   4963998      44    180      136         135   7.375  3,863.68   30-Sep-92    01-Nov-92  01-Oct-2007   01-May-96
   4964924      43    180      137         137   7.250  3,195.02   13-Oct-92    01-Dec-92  01-Nov-2007   01-Jun-96
   4965392      44    180      136         136   7.875  2,845.35   30-Sep-92    01-Nov-92  01-Oct-2007   01-Jun-96
   4972263      43    180      137         127   7.500  2,901.55   19-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   4973969      43    180      137         137   7.875  3,019.87   13-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   4977314      43    180      137          82   8.000  9,556.53   30-Oct-92    01-Dec-92  01-Nov-2007   01-Jun-96
   4977711      44    180      136         136   7.875  5,311.32   29-Sep-92    01-Nov-92  01-Oct-2007   01-May-96
   4979615      44    180      136         136   7.875  2,134.02   17-Sep-92    01-Nov-92  01-Oct-2007   01-May-96
   4979900      44    180      136         136   7.500  2,938.63   04-Sep-92    01-Nov-92  01-Oct-2007   01-Jun-96
   4989288      43    180      137         137   7.625  3,923.35   16-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   4989867      43    180      137         134   7.750  2,626.16   29-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   5099184      25    180      155         155   7.125  3,396.87   08-Apr-94    01-Jun-94  01-May-2009   01-May-96
   5201611      28    180      152         152   6.625  6,145.96   25-Jan-94    01-Mar-94  01-Feb-2009   01-Jun-96
   5210973      34    180      146         146   7.125  7,473.11   21-Jul-93    01-Sep-93  01-Aug-2008   01-May-96
   5229439      27    180      153         153   7.000  2,089.78   18-Feb-94    01-Apr-94  01-Mar-2009   01-May-96
   5237379      28    180      152         122   6.625  3,002.74   21-Jan-94    01-Mar-94  01-Feb-2009   01-May-96



Loan             Document Type         MI Company
   4796150       Full Doc              NEITHER FHA OR PMI
   4922980       Full Doc              NEITHER FHA OR PMI
   4926110       No Income             NEITHER FHA OR PMI
   4926572       Full Doc              NEITHER FHA OR PMI
   4926856       Full Doc              NEITHER FHA OR PMI
   4930252       Full Doc              NEITHER FHA OR PMI
   4945555       Full Doc              NEITHER FHA OR PMI
   4946139       Full Doc              NEITHER FHA OR PMI
   4950839       Full Doc              NEITHER FHA OR PMI
   4951106       Full Doc              G.E. MORTGAGE INSUARNCE CO
   4951933       Full Doc              NEITHER FHA OR PMI
   4951955       Full Doc              NEITHER FHA OR PMI
   4952540       Full Doc              NEITHER FHA OR PMI
   4953076       Full Doc              NEITHER FHA OR PMI
   4953098       Full Doc              NEITHER FHA OR PMI
   4955184       Full Doc              NEITHER FHA OR PMI
   4958014       Full Doc              NEITHER FHA OR PMI
   4958750       No Income             NEITHER FHA OR PMI
   4959334       Full Doc              NEITHER FHA OR PMI
   4959775       No Income             NEITHER FHA OR PMI
   4961245       Full Doc              NEITHER FHA OR PMI
   4961573       Full Doc              NEITHER FHA OR PMI
   4961620       Full Doc              NEITHER FHA OR PMI
   4961722       Full Doc              NEITHER FHA OR PMI
   4961926       Full Doc              NEITHER FHA OR PMI
   4963477       Full Doc              NEITHER FHA OR PMI
   4963998       No Income             NEITHER FHA OR PMI
   4964924       Full Doc              NEITHER FHA OR PMI
   4965392       Full Doc              NEITHER FHA OR PMI
   4972263       Full Doc              NEITHER FHA OR PMI
   4973969       Full Doc              NEITHER FHA OR PMI
   4977314       Full Doc              NEITHER FHA OR PMI
   4977711       Full Doc              NEITHER FHA OR PMI
   4979615       Full Doc              NEITHER FHA OR PMI
   4979900       Full Doc              NEITHER FHA OR PMI
   4989288       Full Doc              NEITHER FHA OR PMI
   4989867       Full Doc              NEITHER FHA OR PMI
   5099184       Full Doc              NEITHER FHA OR PMI
   5201611       Full Doc              NEITHER FHA OR PMI
   5210973       Full Doc              NEITHER FHA OR PMI
   5229439       Full Doc              NEITHER FHA OR PMI
   5237379       No Income             NEITHER FHA OR PMI

                        MORSERV 1996-1 Loan Schedule                    Page 9

                                                                          Cash Out
Loan           PropType        Units   OccType   Purpose                       Amt    LTV      Appraisal     Sale Price
   4796150     Single Family      1    Primary   PURCHASE                       0   80.00     575,000.00     575,000.00
   4922980     Single Family      1    Primary   RATE/TERM REFINANCE            0   78.57     350,000.00              0
   4926110     Single Family      1    Primary   RATE/TERM REFINANCE            0   38.57     700,000.00              0
   4926572     Single Family      1    Primary   RATE/TERM REFINANCE       455.88   35.71   1,400,000.00              0
   4926856     Single Family      1    Primary   RATE/TERM REFINANCE            0   51.46     445,000.00              0
   4930252     Single Family      1    Primary   CASH OUT REFINANCE    396,347.53   59.52     840,000.00              0
   4945555     CONDO              1    Primary   RATE/TERM REFINANCE            0   75.00     385,000.00              0
   4946139     Single Family      1    Primary   RATE/TERM REFINANCE            0   71.70     530,000.00              0
   4950839     Single Family      1    Primary   RATE/TERM REFINANCE            0   75.00     507,000.00              0
   4951106     Single Family      1    Primary   PURCHASE                       0   90.00     245,000.00     250,000.00
   4951933     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     425,000.00              0
   4951955     Single Family      1    Primary   RATE/TERM REFINANCE     1,011.13   77.41     425,000.00              0
   4952540     Single Family      1    Primary   PURCHASE                       0   80.00     290,000.00     287,500.00
   4953076     Single Family      1    Primary   RATE/TERM REFINANCE     1,948.87   74.32     370,000.00              0
   4953098     Single Family      1    Vacation  RATE/TERM REFINANCE            0   49.67     600,000.00              0
   4955184     Single Family      1    Primary   RATE/TERM REFINANCE            0   75.00     325,000.00              0
   4958014     Single Family      1    Primary   RATE/TERM REFINANCE            0   71.56     320,000.00              0
   4958750     Single Family      1    Primary   RATE/TERM REFINANCE            0   71.48     345,000.00              0
   4959334     Single Family      1    Primary   PURCHASE                       0   80.00     370,000.00     365,000.00
   4959775     Single Family      1    Primary   CASH OUT REFINANCE    286,830.27   73.42     395,000.00              0
   4961245     Single Family      1    Primary   RATE/TERM REFINANCE            0   78.69     305,000.00              0
   4961573     Single Family      1    Primary   PURCHASE                       0   72.46     735,000.00     690,000.00
   4961620     Single Family      1    Primary   CASH OUT REFINANCE      3,162.19   76.00     300,000.00              0
   4961722     Single Family      1    Primary   RATE/TERM REFINANCE            0   75.00     360,500.00              0
   4961926     Single Family      1    Primary   RATE/TERM REFINANCE            0   77.14     350,000.00              0
   4963477     Single Family      1    Primary   RATE/TERM REFINANCE     1,755.69   51.59     630,000.00              0
   4963998     Single Family      1    Primary   PURCHASE                8,281.39   80.00     530,000.00     525,000.00
   4964924     Single Family      1    Primary   CASH OUT REFINANCE     90,471.05   59.32     590,000.00              0
   4965392     Single Family      1    Primary   CASH OUT REFINANCE    110,013.00   73.53     408,000.00              0
   4972263     Single Family      1    Primary   RATE/TERM REFINANCE            0   37.94     825,000.00              0
   4973969     Single Family      1    Primary   CASH OUT REFINANCE    140,520.56   68.03     468,000.00              0
   4977314     Single Family      1    Primary   RATE/TERM REFINANCE            0   40.00   2,500,000.00              0
   4977711     Single Family      1    Primary   RATE/TERM REFINANCE            0   74.67     750,000.00              0
   4979615     Single Family      1    Primary   CASH OUT REFINANCE     21,520.67   54.22     415,000.00              0
   4979900     Single Family      1    Primary   PURCHASE                       0   76.02     417,000.00     417,000.00
   4989288     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     525,000.00              0
   4989867     Single Family      1    Primary   RATE/TERM REFINANCE            0   77.50     360,000.00              0
   5099184     Single Family      1    Primary   PURCHASE                       0   55.56     675,000.00     675,000.00
   5201611     Single Family      1    Primary   RATE/TERM REFINANCE     5,254.93   50.00   1,400,000.00              0
   5210973     Single Family      1    Primary   PURCHASE                       0   48.53   1,700,000.00   1,700,000.00
   5229439     Single Family      1    Primary   CASH OUT REFINANCE    155,332.84   75.00     310,000.00              0
   5237379     Single Family      1    Primary   RATE/TERM REFINANCE            0   72.15     474,000.00              0

                   Serv.
Loan                 Fee   PO %
   4796150         0.20   1.071%
   4922980         0.25   0.000%
   4926110         0.25   0.000%
   4926572         0.25   0.000%
   4926856         0.25   0.000%
   4930252         0.25   0.000%
   4945555         0.25   0.000%
   4946139         0.25   0.000%
   4950839         0.25   0.000%
   4951106         0.25   0.000%
   4951933         0.25   0.000%
   4951955         0.25   0.000%
   4952540         0.25   0.000%
   4953076         0.25   0.000%
   4953098         0.25   0.000%
   4955184         0.25   0.000%
   4958014         0.25   0.000%
   4958750         0.25   0.000%
   4959334         0.25   0.000%
   4959775         0.25   0.000%
   4961245         0.25   0.000%
   4961573         0.25   0.000%
   4961620         0.25   0.000%
   4961722         0.25   0.000%
   4961926         0.25   0.000%
   4963477         0.25   0.000%
   4963998         0.25   0.000%
   4964924         0.25   0.000%
   4965392         0.25   0.000%
   4972263         0.25   0.000%
   4973969         0.25   0.000%
   4977314         0.25   0.000%
   4977711         0.25   0.000%
   4979615         0.25   0.000%
   4979900         0.25   0.000%
   4989288         0.25   0.000%
   4989867         0.25   0.000%
   5099184         0.20   1.071%
   5201611         0.20   8.214%
   5210973         0.20   1.071%
   5229439         0.20   2.857%
   5237379         0.20   8.214%


                        MORSERV 1996-1 Loan Schedule                    Page 10

Loan         Name                              Street                          City                     Zip
   5399381   FLOYD L. MIX                      TWO HUNTER COURT                BURR RIDGE, IL           60521-0000
   5463470   JAMES W. DOYLE                    102 HOMEPORT DRIVE              PALM HARBOR, FL          34683-0000
   5493288   STEPHEN J. GEHOUSKEY              73 SPRING BROOK LANE            NEWARK, DE               19711-0000
   5588657   DOUGLAS W. STUTZMAN               12255 SOUTH ADKINS CIRCLE       CANBY,          OR       97013-0000
   5774200   THOMAS J. DIMINO MD               11651 SW 64 AVENUE              MIAMI, FL                33156-0000
   5783878   PRABHU D. CHAUDHARY               5801 WINEGROVE CT               DERWOOD,        MD       20855-0000
   5789036   JEFF A. JACOBSON                  6707 BROXBURN DRIVE             BETHESDA, MD             20817-0000
   5789604   AHMAD H. FAKHRY                   49 POPLER POINT RD              EDGEWATER, MD            21037-0000
   5789896   ARTHUR BEHRENS                    11067 GAITHER FARM ROAD         ELLICOTT CITY, MD             21042
   5797227   THEODORE M. BRENNAN               1238 THIRD ST                   NEW ORLEANS, LA          70130-0000
   5797238   OWEN E BRENNAN JR                 2627 COLISEUM STREET            NEW ORLEANS, LA               70130
   5799732   AARON L. SARPY, SR                1745 LAKESHORE DRIVE            NEW ORLEANS, LA          70122-0000
   5805096   CHARLES R. SWINDOLL               29162 BALD EAGLE RIDGE          LAKE ARROWHEAD, CA       92352-0000
   5808811   NORMAN V. WECHSLER JR             711 SO BEVERLY GLEN BLVD        LOS ANGELES,    CA       90024-0000
   5813469   JOHN C. WISEMAN                   25000 MONTANE DRIVE WEST        GOLDEN,         CO       80401-0000
   5836486   RICHARD C. RAMSAY                 8126 MEADOWBROOK DRIVE          INDIANAPOLIS,   IN       46240-0000
   5845738   JEFFERSON CALIMLIM                19120 STILL POINT TRAIL         BROOKFIELD,     WI       53045-0000
   5854310   CRAIG R. WHITMAN                  1428-1430 NYE STREET            SAN RAFAEL,     CA       94901-0000
   5855979   TIMOTHY M. CRONAN                 44909 S EL MACERO DRIVE         EL MACERO,      CA       95618-0000
   5857090   CARL A. BERTELSEN                 15900 WEST ROAD                 LOS GATOS,      CA       95030-0000
   5857613   M. NAZRUL ISLAM                   4432 SNOWCLOUD COURT            CONCORD, CA              94518-0000
   5878908   GUS N. FRENTZOS                   3731 WINNETKA                   GLENVIEW,       IL       60025-0000
   5897527   IAN A. DARLING                    LOT 8 SHADOWOOD DRIV            JOHNSON CITY, TN         37601-0000
   5898235   SAMUEL A. ALFREY                  5272 MCGAVOCK RD                BRENTWOOD, TN                 37027
   5952556   YOUNG K. KWON                     60 ROBERTS ROAD                 NEWTOWN SQUARE, PA       19073-0000
   5962470   BRADFORD W. PORTER                300 GRANDVIEW PLACE             LONGWOOD,       FL       32779-0000
   5967076   ROBERT L FERGUSON                 128 GREAT BAY ROAD              OSTERVILLE, MA           02655-0000
   5993134   EUGENE L GITIN                    7957 FISHER ISLE DR #7957D      FISHER ISLAND, FL             33109
   5996460   WILLIAM W. FOREHAND               3917 SOUTH ATLANTIC AVE         WILBUR BY THE SEA, FL    32127-0000
   6460309   CHANG J. YANG                     35 JUNIPER LANE                 MUTTONTOWN,     NY       11791-0000
   6471098   JOHN F. RABY                      1 ISLAND DRIVE #16              NORWALK,        CT       06855-0000
   6471940   CHUL KIM                          52 HICKORY ROAD                 MANHASSET HILL, NY       11040-0000
   6474653   JAMES A. GIBBONS                  4 RONNY CIRCLE                  HASTINGS,       NY       10706-0000
   6475656   HEIDI H. STEFANCHIK               27 WARWICK AVENUE               SCARSDALE,      NY       10583-0000
   6476568   ALEXANDER ARAPOGLOU               232 ST. JOHN'S PLACE            BROOKLYN,       NY       11217-0000
   6477560   ELIAS ANDRIOPOULOS                43-10 AUBURNDALE LANE           FLUSHING,       NY       11358-0000
   6482378   RICHARD A. HOPKINS                43 BIRARFIELD LANE              HUNTINGTON,     NY       11743-0000
   6482403   ROBERT MOSS                       20 EAGLE CHASE                  WOODBURY,       NY       11797-0000
   6486630   ROBERT CUNNINGHAM                 25 OAK NECK LANE                WEST ISLIP,     NY       11795-0000
   6487112   ALBERTO DEDIOS                    656 PLANDOME RD                 MANHASSET,      NY       11030-0000
   6487779   ROBERT LO                         205 W. SHORE RD                 HUNTINGTON,     NY       11743-0000
   6489548   JOSEPH DONLEY                     78 ALLENDALE DRIVE              RYE,            NY       10580-0000


Loan         County                Loan Amt             UPB   June 1 Balance
   5399381   Du Page             584,300.00      525,690.05       525,690.05
   5463470   Pinellas            296,000.00      272,476.70       271,420.83
   5493288   New Castle          276,700.00      251,252.19       250,230.77
   5588657   Clackamas           324,750.00      284,566.96       284,566.96
   5774200   Dade                542,500.00      495,053.11       493,078.35
   5783878   Montgomery          245,000.00      215,231.17       214,305.17
   5789036   Montgomery          997,500.00      880,458.59       876,672.22
   5789604   Anne Arundel      1,000,000.00      899,692.04       895,927.98
   5789896   Howard              308,000.00      277,445.24       276,295.27
   5797227   Orleans             500,000.00      450,674.29       448,772.42
   5797238   Orleans             521,000.00      469,621.52       467,639.87
   5799732   Orleans             448,000.00      404,330.52       404,330.52
   5805096   San Bernardino      976,000.00      860,023.57       856,330.67
   5808811   Los Angeles         988,750.00      880,354.83       876,625.53
   5813469   Jefferson           266,000.00      234,391.63       233,385.16
   5836486   Marion              270,000.00      236,353.72       235,288.00
   5845738   Waukesha            731,500.00      653,508.04       650,811.37
   5854310   Marin               259,850.00      229,674.28       228,689.82
   5855979   Yolo                260,000.00      209,755.71       208,642.32
   5857090   Santa Clara         590,000.00      528,597.33       526,363.80
   5857613   Contra Costa        214,500.00      195,144.08       194,364.98
   5878908   Cook                227,000.00      201,727.97       200,879.53
   5897527   Washington          236,600.00      177,638.87       176,546.46
   5898235   Williamson          266,000.00      241,266.85       240,302.64
   5952556   Delaware            245,000.00      217,723.94       216,808.22
   5962470   Seminole            649,950.00      572,517.01       570,042.81
   5967076   Barnstable        1,500,000.00    1,355,152.17     1,349,538.24
   5993134   Dade                850,000.00      765,797.83       762,562.72
   5996460   Volusia             238,500.00      216,978.61       216,112.34
   6460309   Nassau              380,000.00      317,775.21       316,289.31
   6471098   Fairfield           292,500.00      241,690.16       240,510.16
   6471940   Nassau              228,000.00      188,795.03       187,881.07
   6474653   Westchester         209,000.00      174,189.80       173,362.67
   6475656   Westchester         323,000.00      269,079.95       267,800.81
   6476568   Kings               420,000.00      346,275.81       344,494.27
   6477560   Queens              258,750.00      213,427.04       212,366.12
   6482378   Suffolk             252,000.00      208,590.39       207,569.16
   6482403   Nassau              330,000.00      271,883.95       270,560.14
   6486630   Suffolk             300,000.00      225,273.42       225,273.42
   6487112   Nassau              239,400.00      201,127.44       200,197.99
   6487779   Suffolk             750,000.00      634,771.25       631,847.56
   6489548   Westchester         245,000.00      203,101.33       202,117.43

                        MORSERV 1996-1 Loan Schedule                    Page 11

                          Sch Rem     Act Rem                                      First        Final
Loan          Age   Term     Term        Term    Rate        PI      Closed      Payment      Payment    Paid To
   5399381     29    180      151         151   6.875  5,211.11   27-Dec-93    01-Feb-94  01-Jan-2009   01-Jun-96
   5463470     25    180      155         155   7.250  2,702.08   08-Apr-94    01-Jun-94  01-May-2009   01-May-96
   5493288     28    180      152         152   7.000  2,487.06   26-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   5588657     36    180      144         144   7.375  2,987.46   17-May-93    01-Jul-93  01-Jun-2008   01-Jun-96
   5774200     27    180      153         153   7.125  4,914.14   17-Feb-94    01-Apr-94  01-Mar-2009   01-May-96
   5783878     37    180      143         143   7.500  2,271.19   02-Apr-93    01-Jun-93  01-May-2008   01-May-96
   5789036     30    180      150         145   7.250  9,105.81   29-Nov-93    01-Jan-94  01-Dec-2008   01-May-96
   5789604     30    180      150         150   6.875  8,918.55   30-Nov-93    01-Jan-94  01-Dec-2008   01-May-96
   5789896     29    180      151         150   7.000  2,768.40   13-Dec-93    01-Feb-94  01-Jan-2009   01-May-96
   5797227     29    180      151         151   6.625  4,389.97   03-Dec-93    01-Feb-94  01-Jan-2009   01-May-96
   5797238     29    180      151         151   6.625  4,574.35   03-Dec-93    01-Feb-94  01-Jan-2009   01-May-96
   5799732     28    180      152         152   6.750  3,964.40   14-Jan-94    01-Mar-94  01-Feb-2009   01-Jun-96
   5805096     36    180      144         144   7.375  8,978.46   14-May-93    01-Jul-93  01-Jun-2008   01-May-96
   5808811     33    180      147         147   7.125  8,956.41   23-Aug-93    01-Oct-93  01-Sep-2008   01-May-96
   5813469     36    180      144         144   7.375  2,447.00   19-May-93    01-Jul-93  01-Jun-2008   01-May-96
   5836486     30    180      150         144   6.625  2,370.59   24-Nov-93    01-Jan-94  01-Dec-2008   01-May-96
   5845738     33    180      147         147   7.500  6,781.10   06-Aug-93    01-Oct-93  01-Sep-2008   01-May-96
   5854310     35    180      145         145   7.250  2,372.08   08-Jun-93    01-Aug-93  01-Jul-2008   01-May-96
   5855979     32    180      148         126   7.000  2,336.96   02-Sep-93    01-Nov-93  01-Oct-2008   01-May-96
   5857090     31    180      149         149   6.875  5,261.95   27-Oct-93    01-Dec-93  01-Nov-2008   01-May-96
   5857613     28    180      152         152   7.250  1,958.10   14-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   5878908     34    180      146         146   7.375  2,088.23   22-Jul-93    01-Sep-93  01-Aug-2008   01-May-96
   5897527     27    180      153         114   6.875  2,110.13   22-Feb-94    01-Apr-94  01-Mar-2009   01-May-96
   5898235     29    180      151         151   7.375  2,447.00   21-Dec-93    01-Feb-94  01-Jan-2009   01-May-96
   5952556     34    180      146         146   7.375  2,253.82   09-Jul-93    01-Sep-93  01-Aug-2008   01-May-96
   5962470     35    180      145         144   7.250  5,933.16   10-Jun-93    01-Aug-93  01-Jul-2008   01-May-96
   5967076     29    180      151         151   6.875 13,377.82   21-Dec-93    01-Feb-94  01-Jan-2009   01-May-96
   5993134     29    180      151         151   6.625  7,462.95   22-Dec-93    01-Feb-94  01-Jan-2009   01-May-96
   5996460     28    180      152         152   7.250  2,177.18   30-Dec-93    01-Mar-94  01-Feb-2009   01-May-96
   6460309     51    180      129         129   8.625  3,769.91   13-Feb-92    01-Apr-92  01-Mar-2007   01-May-96
   6471098     52    180      128         128   8.125  2,816.44   31-Jan-92    01-Mar-92  01-Feb-2007   01-May-96
   6471940     52    180      128         128   8.250  2,211.93   16-Jan-92    01-Mar-92  01-Feb-2007   01-May-96
   6474653     51    180      129         129   8.375  2,042.83   27-Feb-92    01-Apr-92  01-Mar-2007   01-May-96
   6475656     51    180      129         129   8.375  3,157.09   10-Feb-92    01-Apr-92  01-Mar-2007   01-May-96
   6476568     50    180      130         130   6.875  3,765.41   20-Mar-92    01-May-92  01-Apr-2007   01-May-96
   6477560     51    180      129         129   7.625  2,417.07   03-Feb-92    01-Apr-92  01-Mar-2007   01-May-96
   6482378     51    180      129         129   7.875  2,390.10   24-Feb-92    01-Apr-92  01-Mar-2007   01-May-96
   6482403     50    180      130         126   8.500  3,249.65   06-Mar-92    01-May-92  01-Apr-2007   01-May-96
   6486630     50    180      130         110   8.625  2,976.25   10-Mar-92    01-May-92  01-Apr-2007   01-Jun-96
   6487112     50    180      130         130   8.625  2,375.05   16-Mar-92    01-May-92  01-Apr-2007   01-May-96
   6487779     47    180      133         133   8.125  7,221.62   03-Jun-92    01-Aug-92  01-Jul-2007   01-May-96
   6489548     51    180      129         129   8.125  2,359.07   07-Feb-92    01-Apr-92  01-Mar-2007   01-May-96



Loan            Document Type         MI Company
   5399381      Full Doc              NEITHER FHA OR PMI
   5463470      Full Doc              NEITHER FHA OR PMI
   5493288      Full Doc              NEITHER FHA OR PMI
   5588657      Full Doc              NEITHER FHA OR PMI
   5774200      Full Doc              NEITHER FHA OR PMI
   5783878      Full Doc              NEITHER FHA OR PMI
   5789036      Full Doc              NEITHER FHA OR PMI
   5789604      Full Doc              NEITHER FHA OR PMI
   5789896      Full Doc              NEITHER FHA OR PMI
   5797227      Full Doc              NEITHER FHA OR PMI
   5797238      Full Doc              NEITHER FHA OR PMI
   5799732      Full Doc              NEITHER FHA OR PMI
   5805096      Full Doc              NEITHER FHA OR PMI
   5808811      Full Doc              NEITHER FHA OR PMI
   5813469      No Income             NEITHER FHA OR PMI
   5836486      Full Doc              NEITHER FHA OR PMI
   5845738      Full Doc              NEITHER FHA OR PMI
   5854310      Full Doc              NEITHER FHA OR PMI
   5855979      Full Doc              NEITHER FHA OR PMI
   5857090      Full Doc              NEITHER FHA OR PMI
   5857613      Full Doc              NEITHER FHA OR PMI
   5878908      No Income             NEITHER FHA OR PMI
   5897527      Full Doc              C.M.A.C.
   5898235      Full Doc              NEITHER FHA OR PMI
   5952556      Full Doc              NEITHER FHA OR PMI
   5962470      Full Doc              NEITHER FHA OR PMI
   5967076      Full Doc              NEITHER FHA OR PMI
   5993134      Full Doc              NEITHER FHA OR PMI
   5996460      Full Doc              NEITHER FHA OR PMI
   6460309      Full Doc              NEITHER FHA OR PMI
   6471098      Full Doc              G.E. MORTGAGE INSUARNCE CO
   6471940      No Income/No Asset    NEITHER FHA OR PMI
   6474653      Full Doc              NEITHER FHA OR PMI
   6475656      Full Doc              NEITHER FHA OR PMI
   6476568      Full Doc              NEITHER FHA OR PMI
   6477560      No Income             NEITHER FHA OR PMI
   6482378      Full Doc              NEITHER FHA OR PMI
   6482403      Full Doc              NEITHER FHA OR PMI
   6486630      Full Doc              NEITHER FHA OR PMI
   6487112      Full Doc              NEITHER FHA OR PMI
   6487779      Full Doc              NEITHER FHA OR PMI
   6489548      Full Doc              NEITHER FHA OR PMI

                        MORSERV 1996-1 Loan Schedule                    Page 12

                                                                         Cash Out
Loan          PropType        Units   OccType   Purpose                       Amt    LTV      Appraisal     Sale Price
   5399381    Single Family      1    Primary   RATE/TERM REFINANCE     2,677.84   78.96     740,000.00              0
   5463470    Single Family      1    Primary   PURCHASE                       0   80.00     375,000.00     370,000.00
   5493288    Single Family      1    Primary   PURCHASE                       0   79.97     346,000.00     347,333.75
   5588657    Single Family      1    Primary   RATE/TERM REFINANCE            0   75.00     433,000.00              0
   5774200    Single Family      1    Primary   CASH OUT REFINANCE     29,416.62   70.00     775,000.00              0
   5783878    Single Family      1    Primary   PURCHASE                       0   61.25     400,000.00     400,000.00
   5789036    Single Family      1    Primary   RATE/TERM REFINANCE            0   70.00   1,425,000.00              0
   5789604    Single Family      1    Primary   RATE/TERM REFINANCE            0   67.57   1,480,000.00              0
   5789896    Single Family      1    Primary   RATE/TERM REFINANCE            0   51.33     600,000.00              0
   5797227    Single Family      1    Primary   RATE/TERM REFINANCE            0   74.63     670,000.00              0
   5797238    Single Family      1    Primary   RATE/TERM REFINANCE            0   67.66     770,000.00              0
   5799732    Single Family      1    Primary   CASH OUT REFINANCE    438,235.65   70.00     640,000.00              0
   5805096    Single Family      1    Vacation  RATE/TERM REFINANCE            0   54.22   1,800,000.00              0
   5808811    Single Family      1    Primary   PURCHASE                       0   70.00   1,412,500.00   1,412,500.00
   5813469    Single Family      1    Primary   RATE/TERM REFINANCE            0   61.86     430,000.00              0
   5836486    Single Family      1    Primary   RATE/TERM REFINANCE     2,112.54   72.00     375,000.00              0
   5845738    Single Family      1    Primary   RATE/TERM REFINANCE            0   79.08     925,000.00              0
   5854310    Single Family      1    Primary   CASH OUT REFINANCE      4,382.00   72.18     360,000.00              0
   5855979    Single Family      1    Primary   RATE/TERM REFINANCE            0   57.78     450,000.00              0
   5857090    Single Family      1    Primary   RATE/TERM REFINANCE       111.13   59.00   1,000,000.00              0
   5857613    Single Family      1    Primary   RATE/TERM REFINANCE        92.34   78.00     275,000.00              0
   5878908    Single Family      1    Primary   RATE/TERM REFINANCE            0   68.79     330,000.00              0
   5897527    Single Family      1    Primary   RATE/TERM REFINANCE            0   89.28     265,000.00              0
   5898235    Single Family      1    Primary   RATE/TERM REFINANCE            0   65.68     405,000.00              0
   5952556    Single Family      1    Primary   CASH OUT REFINANCE     51,223.21   72.70     337,000.00              0
   5962470    Single Family      1    Primary   RATE/TERM REFINANCE            0   74.28     875,000.00              0
   5967076    Single Family      1    Primary   CASH OUT REFINANCE     33,941.40   57.69   2,600,000.00              0
   5993134    CONDO              1    Primary   PURCHASE                       0   68.27   1,280,000.00   1,245,000.00
   5996460    Single Family      1    Primary   CASH OUT REFINANCE    228,922.64   75.00     318,000.00              0
   6460309    Single Family      1    Primary   RATE/TERM REFINANCE            0   58.92     645,000.00              0
   6471098    CONDO              1    Primary   PURCHASE                       0   90.00     375,000.00     325,000.00
   6471940    Single Family      1    Primary   PURCHASE                       0   60.00     385,000.00     380,000.00
   6474653    Single Family      1    Primary   RATE/TERM REFINANCE            0   79.77     262,000.00              0
   6475656    Single Family      1    Primary   RATE/TERM REFINANCE            0   74.25     435,000.00              0
   6476568    Multi Family       2    Primary   RATE/TERM REFINANCE       409.44   73.68     570,000.00              0
   6477560    Single Family      1    Primary   PURCHASE                       0   75.00     345,000.00     345,000.00
   6482378    Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     315,000.00              0
   6482403    CONDO              1    Primary   CASH OUT REFINANCE     92,565.00   60.00     550,000.00              0
   6486630    Single Family      1    Primary   CASH OUT REFINANCE     15,978.86   63.83     470,000.00              0
   6487112    Single Family      1    Primary   RATE/TERM REFINANCE            0   76.00     315,000.00              0
   6487779    Single Family      1    Primary   CASH OUT REFINANCE    316,840.00   62.50   1,200,000.00              0
   6489548    Single Family      1    Primary   RATE/TERM REFINANCE            0   55.06     445,000.00              0


                 Serv.
Loan               Fee   PO %
   5399381       0.20   4.643%
   5463470       0.25   0.000%
   5493288       0.20   2.857%
   5588657       0.25   0.000%
   5774200       0.20   1.071%
   5783878       0.25   0.000%
   5789036       0.25   0.000%
   5789604       0.20   4.643%
   5789896       0.20   2.857%
   5797227       0.20   8.214%
   5797238       0.20   8.214%
   5799732       0.20   6.429%
   5805096       0.25   0.000%
   5808811       0.20   1.071%
   5813469       0.25   0.000%
   5836486       0.20   8.214%
   5845738       0.25   0.000%
   5854310       0.25   0.000%
   5855979       0.20   2.857%
   5857090       0.20   4.643%
   5857613       0.25   0.000%
   5878908       0.25   0.000%
   5897527       0.20   4.643%
   5898235       0.25   0.000%
   5952556       0.25   0.000%
   5962470       0.25   0.000%
   5967076       0.20   4.643%
   5993134       0.20   8.214%
   5996460       0.25   0.000%
   6460309       0.25   0.000%
   6471098       0.25   0.000%
   6471940       0.25   0.000%
   6474653       0.25   0.000%
   6475656       0.25   0.000%
   6476568       0.20   4.643%
   6477560       0.25   0.000%
   6482378       0.25   0.000%
   6482403       0.25   0.000%
   6486630       0.25   0.000%
   6487112       0.25   0.000%
   6487779       0.25   0.000%
   6489548       0.25   0.000%

                        MORSERV 1996-1 Loan Schedule                    Page 13

Loan         Name                              Street                          City                     Zip
   6490128   VINCENT M. D'AMICO                309 PACIFIC WALK                SALTAIRE,       NY       11706-0000
   6492247   RICHARD COHEN                     382 CENTRAL PRK W APT 19C       NEW YORK,       NY       10025-0000
   6492826   HERMAN STERN                      199 HIGHWOOD AVENUE             TENAFLY,        NJ       07670-0000
   6493465   MARC J. LUST                      3 WESTWOOD COURT                HARRISON,       NY       10528-0000
   6496532   LAURENCE MATLICK                  10 OAK LANE                     SCARSDALE,      NY       10583-0000
   6500130   JOSHUA FOX                        51 HERRICK DRIVE                LAWRENCE,       NY       11559-0000
   6501075   WILLIAM P. FUREY                  253 GREENE AVE                  SAYVILLE,       NY       11782-0000
   6501665   MURRAY STARK                      5 FAIRY LANE                    MAHOPAC,        NY       10541-0000
   6501916   RALPH GUNDERMAN                   138 MILLARD AVE                 N TARRYTOWN,    NY       10591-0000
   6502271   HOWARD BLOOM                      300 EAST 33RD ST #21M           NEW YORK,       NY       10016-0000
   6503230   DAVID ESKREIS                     56 ARLEIGH RD                   GREAT NECK,     NY       11021-0000
   6504685   ANTHONY M. LIEDTKE                18 JEFFERSON LANDING CIRC       PORT JEFFERSON, NY       11777-0000
   6505699   FRED TODINO                       852 SHORE DR                    BRONX,          NY       10465-0000
   6506283   PATTI COLBOURN                    151 CHRISTOPHER ST              MONTCLAIR,      NJ       07042-0000
   6506374   MARGARET MCNAMEE                  307 MONMOUTH AVENUE             SPRING LAKE,    NJ       07762-0000
   6508530   THOMAS J. MCKEE                   221 SHARP HILL RD.              WILTON,         CT       06897-0000
   6510032   MARK LISS                         22 LANGDON TERRACE              BRONXVILLE,     NY       10708-0000
   6510757   STEPHEN M. HARACZ                 RT 202  RD # 2                  SOMERS,         NY       10589-0000
   6514962   RICHARD Y. SMITH III              127 EVERGREEN AVE.              RYE,            NY       10580-0000
   6516458   PAUL FEENEY                       1405 PARK LANE                  PELHAM MANOR,   NY       10803-0000
   6523500   MEL LEDERMAN                      37 VERNON ROAD                  SCARSDALE,      NY       10583-0000
   6529347   JOHN W. TARBELL JR                5 SHORE ROAD                    REMSENBURG,     NY       11960-0000
   6554606   ROBERT THIELE                     58 WEST 58TH STREET #18C        NEW YORK,       NY       10019-0000
   6556317   DANIEL ULMER                      78 NORDEN STREET                STATEN ISLAND,  NY       10304-0000
   6559188   ERIC BERLINER                     131 PIERMONT AVENUE             HEWLETT BAY PARK, NY     11557-0000
   6565103   DOROTHY A. LACHER                 432 FOURTH STREET               BROOKLYN,       NY       11215-0000
   6566004   JOHN J. SOFIA JR                  16 HERONS COURT                 WATER MILL,     NY       11976-0000
   6583273   YOCHANAN COHEN                    205 EAST 63RD ST. #3B           NEW YORK,       NY       10021-0000
   6588164   PATRICK BOUSQUET-CHAVANNE         66 OLD TOWN CROSSING            SOUTHAMPTON,    NY       11968-0000
   6594790   DHANVANT M. RATHOD                1313 MERCEDES STREET            TEANECK,        NJ       07666-0000
   6616204   LESTRINO BACQUIRAN                FOREST ST.                      ALPINE,         NJ       07620-0000
   6616328   CHUNG K. CHEN                     36 HAVILANDS LANE               WHITE PLAINS,   NY       10605-0000
   6620256   IAIN A. HEGGIE                    1 SOUTH MOUNTAIN TERRACE        MONTCLAIR,      NJ       07042-0000
   6620369   NEIL L. COHEN                     2054 PEARSON STREET             BROOKLYN,       NY       11234-0000
   6623345   FRANCIS E. ARCARO JR              415 E 37TH STREET APT 23L       NEW YORK,       NY       10016-0000
   6626900   RASHID FAWWAZ                     231 SECOR LANE                  PELHAM MANOR,   NY       10803-0000
   6628972   PETER REITER                      46 WEST 91ST STREET             NEW YORK,       NY       10024-0000
   6629578   JOHN K. KABAY                     128 GREAT HILL RD               SHORT HILLS,    NJ       07078-0000
   6631842   BARBARA CORCORAN                  265 QUAKER HILL ROAD            PAWLING,        NY       12564-0000
   6632470   KRISTOFF S. LINN                  14 FALCON'S RIDGE CIRCLE        HOLMDEL,        NJ       07733-0000
   6633010   BRIAN M. BALLWEG                  2 WYATT ROAD                    GARDEN CITY,    NY       11530-0000
   6635956   ROBERT T. WASKY                   58 MAPLE AVENUE                 MADISON,        NJ       07940-0000


Loan          County                Loan Amt             UPB   June 1 Balance
   6490128    Suffolk             300,000.00      250,310.62       250,310.62
   6492247    New York            243,350.00      204,058.11       203,096.57
   6492826    Bergen              325,000.00      272,525.07       271,240.92
   6493465    Westchester         265,000.00      223,656.52       222,635.03
   6496532    Westchester         410,000.00      337,489.23       335,815.35
   6500130    Nassau              407,000.00      338,118.87       336,489.28
   6501075    Suffolk             262,500.00      203,280.00       202,128.81
   6501665    Westchester         420,000.00      349,435.14       349,435.14
   6501916    Westchester         250,000.00      208,646.75       207,652.25
   6502271    New York            300,000.00      255,838.95       254,677.58
   6503230    Nassau              444,000.00      374,053.68       372,311.14
   6504685    Suffolk             243,750.00      205,049.49       204,098.08
   6505699    Bronx               350,000.00      292,662.91       291,253.08
   6506283    Essex               320,000.00      234,718.85       233,224.15
   6506374    Monmouth            229,000.00      179,182.38       179,182.38
   6508530    Fairfield           240,000.00      204,004.63       203,086.28
   6510032    Westchester         268,000.00      224,599.32       223,543.46
   6510757    Westchester         275,000.00      230,222.08       229,140.91
   6514962    Westchester         250,000.00      210,615.73       209,634.56
   6516458    Westchester         400,000.00      343,152.59       341,644.29
   6523500    Westchester         266,000.00      226,183.27       225,165.99
   6529347    Suffolk             275,000.00      232,776.90       231,682.47
   6554606    New York            215,000.00      183,053.10       183,053.10
   6556317    Richmond            232,000.00      196,645.32       195,735.39
   6559188    Nassau              300,000.00      252,738.95       251,561.55
   6565103    Kings               250,000.00      146,207.26       144,784.09
   6566004    Suffolk             296,000.00      252,841.61       251,731.32
   6583273    New York            229,000.00      194,721.45       193,845.67
   6588164    Suffolk             328,000.00      280,148.19       278,902.62
   6594790    Bergen              288,000.00      245,637.41       244,550.10
   6616204    Bergen              361,300.00      316,212.92       314,888.37
   6616328    Westchester         300,000.00      259,638.89       258,508.21
   6620256    Essex               300,000.00      257,767.21       256,613.46
   6620369    Kings               297,000.00      243,255.91       242,043.19
   6623345    New York            294,000.00      254,395.69       253,287.28
   6626900    Westchester         235,000.00      204,263.33       203,383.58
   6628972    New York            425,000.00      359,664.21       357,964.97
   6629578    Essex               328,000.00      168,122.52       166,126.85
   6631842    Dutchess            280,000.00      241,652.52       240,582.70
   6632470    Monmouth            260,000.00      217,699.09       216,645.22
   6633010    Nassau              308,000.00      263,091.07       261,874.61
   6635956    Morris              220,000.00      187,053.09       186,178.85

                        MORSERV 1996-1 Loan Schedule                    Page 14

                           Sch Rem     Act Rem                                      First        Final
Loan           Age   Term     Term        Term    Rate        PI      Closed      Payment      Payment    Paid To
   6490128      48    180      132         132   7.750  2,823.83   13-May-92    01-Jul-92  01-Jun-2007   01-Jun-96
   6492247      49    180      131         131   8.125  2,343.18   30-Apr-92    01-Jun-92  01-May-2007   01-May-96
   6492826      49    180      131         131   8.125  3,129.37   03-Apr-92    01-Jun-92  01-May-2007   01-May-96
   6493465      49    180      131         131   8.625  2,629.02   16-Apr-92    01-Jun-92  01-May-2007   01-May-96
   6496532      52    180      128         128   7.875  3,888.65   30-Jan-92    01-Mar-92  01-Feb-2007   01-May-96
   6500130      49    180      131         129   8.125  3,918.94   09-Apr-92    01-Jun-92  01-May-2007   01-May-96
   6501075      48    180      132         116   8.125  2,527.57   20-May-92    01-Jul-92  01-Jun-2007   01-May-96
   6501665      48    180      132         132   7.250  3,849.25   27-May-92    01-Jul-92  01-Jun-2007   01-Jun-96
   6501916      50    180      130         130   8.125  2,407.21   19-Mar-92    01-May-92  01-Apr-2007   01-May-96
   6502271      45    180      135         135   8.000  2,866.96   14-Aug-92    01-Oct-92  01-Sep-2007   01-May-96
   6503230      48    180      132         132   8.125  4,275.20   12-May-92    01-Jul-92  01-Jun-2007   01-May-96
   6504685      49    180      131         131   8.375  2,382.48   01-May-92    01-Jun-92  01-May-2007   01-May-96
   6505699      48    180      132         132   7.625  3,269.46   28-May-92    01-Jul-92  01-Jun-2007   01-May-96
   6506283      48    180      132         107   7.875  3,035.04   18-May-92    01-Jul-92  01-Jun-2007   01-May-96
   6506374      49    180      131         117   8.500  2,255.06   20-Apr-92    01-Jun-92  01-May-2007   01-Jun-96
   6508530      47    180      133         133   8.500  2,363.38   29-Jun-92    01-Aug-92  01-Jul-2007   01-May-96
   6510032      49    180      131         131   8.250  2,599.98   06-Apr-92    01-Jun-92  01-May-2007   01-May-96
   6510757      50    180      130         130   8.375  2,687.93   31-Mar-92    01-May-92  01-Apr-2007   01-May-96
   6514962      48    180      132         132   8.125  2,407.21   01-Jun-92    01-Jul-92  01-Jun-2007   01-May-96
   6516458      45    180      135         135   8.500  3,938.96   11-Aug-92    01-Oct-92  01-Sep-2007   01-May-96
   6523500      47    180      133         133   8.500  2,619.41   23-Jun-92    01-Aug-92  01-Jul-2007   01-May-96
   6529347      45    180      135         135   7.500  2,549.29   24-Aug-92    01-Oct-92  01-Sep-2007   01-May-96
   6554606      46    180      134         133   9.000  2,180.68   09-Jul-92    01-Sep-92  01-Aug-2007   01-Jun-96
   6556317      46    180      134         134   7.875  2,200.41   17-Jul-92    01-Sep-92  01-Aug-2007   01-May-96
   6559188      48    180      132         132   8.125  2,888.65   01-Jun-92    01-Jul-92  01-Jun-2007   01-May-96
   6565103      47    180      133          77   8.375  2,443.57   17-Jun-92    01-Aug-92  01-Jul-2007   01-May-96
   6566004      47    180      133         133   8.875  2,980.26   26-Jun-92    01-Aug-92  01-Jul-2007   01-May-96
   6583273      47    180      133         133   8.500  2,255.06   29-Jun-92    01-Aug-92  01-Jul-2007   01-May-96
   6588164      46    180      134         134   8.500  3,229.95   21-Jul-92    01-Sep-92  01-Aug-2007   01-May-96
   6594790      47    180      133         133   8.750  2,878.42   01-Jul-92    01-Aug-92  01-Jul-2007   01-May-96
   6616204      40    180      140         140   8.375  3,531.45   04-Jan-93    01-Mar-93  01-Feb-2008   01-May-96
   6616328      42    180      138         138   8.125  2,888.65   30-Nov-92    01-Jan-93  01-Dec-2007   01-May-96
   6620256      43    180      137         137   7.875  2,845.35   02-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   6620369      44    180      136         126   8.125  2,859.77   16-Sep-92    01-Nov-92  01-Oct-2007   01-May-96
   6623345      42    180      138         138   8.125  2,830.88   24-Nov-92    01-Jan-93  01-Dec-2007   01-May-96
   6626900      41    180      139         139   8.125  2,262.78   17-Dec-92    01-Feb-93  01-Jan-2008   01-May-96
   6628972      45    180      135         135   7.375  3,909.68   27-Aug-92    01-Oct-92  01-Sep-2007   01-May-96
   6629578      43    180      137          67   7.625  3,063.95   09-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   6631842      42    180      138         138   7.875  2,655.66   10-Nov-92    01-Jan-93  01-Dec-2007   01-May-96
   6632470      43    180      137         133   7.375  2,391.81   08-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   6633010      43    180      137         137   7.375  2,833.37   16-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   6635956      44    180      136         136   7.375  2,023.84   24-Sep-92    01-Nov-92  01-Oct-2007   01-May-96



Loan              Document Type         MI Company
   6490128        Full Doc              NEITHER FHA OR PMI
   6492247        Full Doc              NEITHER FHA OR PMI
   6492826        No Income             NEITHER FHA OR PMI
   6493465        Full Doc              NEITHER FHA OR PMI
   6496532        Full Doc              NEITHER FHA OR PMI
   6500130        Full Doc              NEITHER FHA OR PMI
   6501075        Full Doc              NEITHER FHA OR PMI
   6501665        Full Doc              NEITHER FHA OR PMI
   6501916        Full Doc              NEITHER FHA OR PMI
   6502271        No Income/No Asset    NEITHER FHA OR PMI
   6503230        Full Doc              NEITHER FHA OR PMI
   6504685        Full Doc              NEITHER FHA OR PMI
   6505699        Full Doc              NEITHER FHA OR PMI
   6506283        Full Doc              NEITHER FHA OR PMI
   6506374        Full Doc              NEITHER FHA OR PMI
   6508530        Full Doc              NEITHER FHA OR PMI
   6510032        Full Doc              NEITHER FHA OR PMI
   6510757        Full Doc              G.E. MORTGAGE INSUARNCE CO
   6514962        Full Doc              NEITHER FHA OR PMI
   6516458        Full Doc              NEITHER FHA OR PMI
   6523500        Full Doc              NEITHER FHA OR PMI
   6529347        Full Doc              NEITHER FHA OR PMI
   6554606        Full Doc              NEITHER FHA OR PMI
   6556317        No Income/No Asset    NEITHER FHA OR PMI
   6559188        Full Doc              NEITHER FHA OR PMI
   6565103        Full Doc              NEITHER FHA OR PMI
   6566004        Full Doc              NEITHER FHA OR PMI
   6583273        No Income             NEITHER FHA OR PMI
   6588164        Full Doc              NEITHER FHA OR PMI
   6594790        Full Doc              NEITHER FHA OR PMI
   6616204        No Income             NEITHER FHA OR PMI
   6616328        Full Doc              NEITHER FHA OR PMI
   6620256        Full Doc              NEITHER FHA OR PMI
   6620369        Full Doc              G.E. MORTGAGE INSUARNCE CO
   6623345        Full Doc              NEITHER FHA OR PMI
   6626900        Full Doc              NEITHER FHA OR PMI
   6628972        Full Doc              NEITHER FHA OR PMI
   6629578        Full Doc              NEITHER FHA OR PMI
   6631842        Full Doc              NEITHER FHA OR PMI
   6632470        Full Doc              NEITHER FHA OR PMI
   6633010        Full Doc              NEITHER FHA OR PMI
   6635956        Full Doc              NEITHER FHA OR PMI

                        MORSERV 1996-1 Loan Schedule                    Page 15

                                                                          Cash Out
Loan           PropType        Units   OccType   Purpose                       Amt    LTV      Appraisal     Sale Price
   6490128     Single Family      1    Vacation  RATE/TERM REFINANCE            0   68.97     435,000.00              0
   6492247     CONDO              1    Primary   RATE/TERM REFINANCE            0   61.30     397,000.00              0
   6492826     Single Family      1    Primary   PURCHASE                       0   65.00     505,000.00     500,000.00
   6493465     Single Family      1    Primary   RATE/TERM REFINANCE            0   43.44     610,000.00              0
   6496532     Single Family      1    Primary   PURCHASE                       0   48.18     855,000.00     851,000.00
   6500130     Single Family      1    Primary   RATE/TERM REFINANCE            0   76.08     535,000.00              0
   6501075     Single Family      1    Primary   PURCHASE                       0   75.00     350,000.00     350,000.00
   6501665     Single Family      1    Primary   CASH OUT REFINANCE    415,464.70   71.19     590,000.00              0
   6501916     Single Family      1    Primary   CASH OUT REFINANCE    158,493.97   50.00     500,000.00              0
   6502271     CONDO              1    Primary   RATE/TERM REFINANCE            0   34.48     870,000.00              0
   6503230     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     555,000.00              0
   6504685     Single Family      1    Primary   CASH OUT REFINANCE     46,487.01   75.00     325,000.00              0
   6505699     Single Family      1    Primary   RATE/TERM REFINANCE            0   73.68     475,000.00              0
   6506283     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     400,000.00              0
   6506374     Single Family      1    Vacation  CASH OUT REFINANCE    226,997.00   76.33     300,000.00              0
   6508530     Single Family      1    Primary   CASH OUT REFINANCE      2,801.62   64.00     375,000.00              0
   6510032     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     335,000.00              0
   6510757     Single Family      1    Primary   PURCHASE                       0   88.71     310,000.00     310,000.00
   6514962     Single Family      1    Primary   CASH OUT REFINANCE     57,729.25   27.78     900,000.00              0
   6516458     Single Family      1    Primary   RATE/TERM REFINANCE            0   68.38     585,000.00              0
   6523500     Single Family      1    Primary   RATE/TERM REFINANCE            0   59.11     450,000.00              0
   6529347     Single Family      1    Primary   RATE/TERM REFINANCE            0   76.39     360,000.00              0
   6554606     CONDO              1    Primary   RATE/TERM REFINANCE            0   74.14     290,000.00              0
   6556317     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     290,000.00              0
   6559188     Single Family      1    Primary   RATE/TERM REFINANCE            0   32.26     930,000.00              0
   6565103     Single Family      1    Primary   CASH OUT REFINANCE     18,284.98   65.79     380,000.00              0
   6566004     Single Family      1    Vacation  PURCHASE                       0   80.00     375,000.00     370,000.00
   6583273     COOP               1    Primary   RATE/TERM REFINANCE            0   65.43     350,000.00              0
   6588164     Single Family      1    Vacation  PURCHASE                       0   80.00     420,000.00     410,000.00
   6594790     Single Family      1    Primary   CASH OUT REFINANCE     90,476.00   80.00     360,000.00              0
   6616204     Multi Family       3    Primary   RATE/TERM REFINANCE            0   71.55     505,000.00              0
   6616328     Single Family      1    Primary   RATE/TERM REFINANCE            0   75.00     400,000.00              0
   6620256     Single Family      1    Primary   RATE/TERM REFINANCE            0   74.07     405,000.00              0
   6620369     Multi Family       2    Primary   RATE/TERM REFINANCE            0   90.00     330,000.00              0
   6623345     CONDO              1    Primary   RATE/TERM REFINANCE            0   55.47     530,000.00              0
   6626900     Single Family      1    Primary   RATE/TERM REFINANCE     1,278.00   36.15     650,000.00              0
   6628972     Multi Family       2    Primary   RATE/TERM REFINANCE            0   51.21     830,000.00              0
   6629578     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     410,000.00              0
   6631842     Single Family      1    Primary   RATE/TERM REFINANCE            0   71.80     390,000.00              0
   6632470     Single Family      1    Primary   RATE/TERM REFINANCE            0   62.65     415,000.00              0
   6633010     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     385,000.00              0
   6635956     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     275,000.00              0


                  Serv.
Loan                Fee   PO %
   6490128        0.25   0.000%
   6492247        0.25   0.000%
   6492826        0.25   0.000%
   6493465        0.25   0.000%
   6496532        0.25   0.000%
   6500130        0.25   0.000%
   6501075        0.25   0.000%
   6501665        0.25   0.000%
   6501916        0.25   0.000%
   6502271        0.25   0.000%
   6503230        0.25   0.000%
   6504685        0.25   0.000%
   6505699        0.25   0.000%
   6506283        0.25   0.000%
   6506374        0.25   0.000%
   6508530        0.25   0.000%
   6510032        0.25   0.000%
   6510757        0.25   0.000%
   6514962        0.25   0.000%
   6516458        0.25   0.000%
   6523500        0.25   0.000%
   6529347        0.25   0.000%
   6554606        0.25   0.000%
   6556317        0.25   0.000%
   6559188        0.25   0.000%
   6565103        0.25   0.000%
   6566004        0.25   0.000%
   6583273        0.25   0.000%
   6588164        0.25   0.000%
   6594790        0.25   0.000%
   6616204        0.25   0.000%
   6616328        0.25   0.000%
   6620256        0.25   0.000%
   6620369        0.25   0.000%
   6623345        0.25   0.000%
   6626900        0.25   0.000%
   6628972        0.25   0.000%
   6629578        0.25   0.000%
   6631842        0.25   0.000%
   6632470        0.25   0.000%
   6633010        0.25   0.000%
   6635956        0.25   0.000%

                        MORSERV 1996-1 Loan Schedule                    Page 16

Loan         Name                              Street                          City                     Zip
   6635990   WARREN FISCHER                    5 KILBORN LANE                  BEDFORD,        NY       10506-0000
   6636835   JOSEPH MCNALLY                    52 VILLARD AVENUE               HASTINGS ON HUDSON,  NY  10706-0000
   6637678   YONG H. OH                        41 ANDREW ROAD                  MANHASSET,      NY       11030-0000
   6638808   DAVID GREENBERG                   27 NORTHWOOD LANE               WOODMERE,       NY       11598-0000
   6638841   KEVIN E. RAPHAEL                  513 BEACH 136TH STREET          BELLE HARBOR,   NY       11694-0000
   6641890   BRUCE A. FINESTONE                5 GEORGIAN COURT                EAST HILLS,     NY       11576-0000
   6641960   LESLIE D. GOLDBERG                KEELER LANE                     NORTH SALEM,    NY       10560-0000
   6643535   EDWARD A. TORIELLO                841 PRESIDENT STREET            BROOKLYN,       NY       11215-0000
   6648743   DOMINIC TRENTADUE                 GAGE ROAD, RD#5                 BREWSTER,       NY       10509-0000
   6649768   WILLIAM R. MAASS                  245 BRIDLE PATH LANE            NEW CANAAN,     CT       06840-0000
   6651737   DAVID KETTIG                      10 BYRON LANE                   LARCHMONT,      NY       10538-0000
   6654531   DAVID C. LINTON                   11 POST LANE SOUTH              TALLMAN,        NY       10952-0000
   6654757   GIL BREINES                       20 BURNHAM LANE                 DIX HILLS,      NY       11746-0000
   6656650   WILLIAM I. FOWKES                 119 PONDFIELD ROAD WEST         BRONXVILLE,     NY       10708-0000
   6657267   STEPHEN NEDELCU                   77-27 KEW FOREST LANE           FOREST HILLS,   NY       11375-0000
   6658248   NICHOLAS SOTELL                   95 FOURTH STREET                GARDEN CITY,    NY       11530-0000
   6658430   JOSEPH P. GEHEGAN JR              477 LAUREL LANE SMOKE RIS       KINNELON,       NJ       07450-0000
   6661526   LENORE A. MINERVA                 KNOLLWOOD ROAD EXTENSION        ELMSFORD,       NY       10523-0000
   6661741   EDWARD T. CAPLAN                  330 EAST 38TH STREET, 36B       NEW YORK,       NY       10016-0000
   6662085   THOMAS R. KELLY                   21 OAK HILL ROAD                CHAPPAQUA,      NY       10514-0000
   6663260   RAYMOND M. JASSIN                 38 BUNKERHILL DRIVE             HUNTINGTON,     NY       11743-0000
   6664863   LEONARD RUDOLPH                   16 MERIT LANE                   JERICHO,        NY       11753-0000
   6668707   ROBERT D. SHLIEN                  383 HAMPSHIRE COURT             WYCKOFF,        NJ       07481-0000
   6669244   GERARD J. KELLY                   6 GLENMERE DRIVE                CHATHAM TWP,    NJ       07928-0000
   6669437   PETER NASTASI                     126 HIGH STREET                 EMERSON,        NJ       07630-0000
   6670017   JAMES SCOROPOSKI                  237 CENTRE ISLAND RD.           CENTRE ISLAND,  NY       11771-0000
   6670119   SALVATORE LOMONACO                36 STONEYSIDE DRIVE             LARCHMONT,      NY       10538-0000
   6670287   PETER DREYFUSS                    60 LAKE VIEW COURT              SOUTHAMPTON,    NY       11968-0000
   6670403   CONSTANTINE ALETRAS               117 SOUTH IRVING STREET         RIDGEWOOD,      NJ       07450-0000
   6671916   WAYNE J. BODAMER                  2 SILVER BEECH COURT            POQUOTT,        NY       11733-0000
   6672373   RONALD RICHMAN                    12 PACKARD COURT                RYE,            NY       10580-0000
   6672781   ALAN MARDER                       2384 LINDENMERE DRIVE           MERRICK,        NY       11566-0000
   6674663   PATRICK A. NAUGHTON               112 WICKHAM ROAD                GARDEN CITY,    NY       11530-0000
   6676614   BARRY LEFKOWITZ                   314 DEMOTT AVENUE               ROCKVILLE CNTR, NY       11570-0000
   6678212   ROY PICK                          101 WILSON PL.                  PLAINVIEW,      NY       11803-0000
   6678948   LEO H. BRESSMAN                   47 BURNET HILL ROAD             LIVINGSTON,     NJ       07039-0000
   6679485   SHEILA L. MCDOUGAL                66 SOUTH LEWIS PLACE            ROCKVILLE CENTRE,  NY    11570-0000
   6679962   WILLIAM H. SWAN                   15 LAFAYETTE COURT #6A          GREENWICH,      CT       06830-0000
   6680575   JOSEPH GALLO                      237 HARBOR ROAD                 SANDSPOINT,     NY       11050-0000
   6681363   JEFFREY KORSH                     265 LAUREL LANE                 LAUREL HOLLOW    NY      11791-0000
   6683063   EUGENE MOEHLE                     31 BEAVER DAM DRIVE             EAST BRUNSWICK, NJ       08816-0000
   6686276   LOUIS M. PITCH                    16 MARIONS LANE                 FORT SALONGA,   NY       11768-0000


Loan         County                Loan Amt             UPB   June 1 Balance
   6635990   Westchester         325,000.00      277,920.89       276,645.10
   6636835   Westchester         369,000.00      316,593.57       315,164.93
   6637678   Nassau              270,000.00      230,631.74       229,565.36
   6638808   Nassau              423,000.00      368,396.12       368,396.12
   6638841   Queens              255,000.00      218,819.86       217,818.88
   6641890   Nassau              300,000.00      258,547.05       257,393.00
   6641960   Westchester         408,000.00      352,693.01       351,122.82
   6643535   Kings               460,000.00      398,197.28       396,439.10
   6648743   Putnam              309,000.00      253,872.44       252,580.79
   6649768   Fairfield           300,000.00      256,638.42       255,461.37
   6651737   Westchester         270,000.00      231,653.63       230,608.28
   6654531   Rockland            260,000.00      221,284.19       222,282.65
   6654757   Suffolk             330,000.00      273,245.23       271,917.81
   6656650   Westchester         311,000.00      265,843.83       264,622.34
   6657267   Queens              232,000.00      197,556.84       197,556.84
   6658248   Nassau              430,000.00      371,109.00       369,466.06
   6658430   Morris              270,000.00      234,366.96       233,349.14
   6661526   Westchester         420,000.00      365,386.44       363,823.88
   6661741   New York            250,000.00      186,092.03       186,092.03
   6662085   Westchester         283,500.00      245,758.76       244,682.69
   6663260   Suffolk             247,500.00      215,187.28       214,247.37
   6664863   Nassau              251,000.00      215,354.84       215,354.84
   6668707   Bergen              304,000.00      261,937.38       260,750.63
   6669244   Morris              244,800.00      209,972.00       209,010.47
   6669437   Bergen              345,000.00      298,647.60       297,328.96
   6670017   Nassau              810,000.00      700,199.96       697,082.69
   6670119   Westchester         300,000.00      259,693.80       258,547.16
   6670287   Suffolk             211,000.00      185,202.06       185,202.06
   6670403   Bergen              300,000.00      260,925.28       259,769.11
   6671916   Suffolk             250,000.00      214,839.80       213,865.01
   6672373   Westchester         390,000.00      335,632.43       334,121.98
   6672781   Nassau              280,000.00      241,365.26       240,272.86
   6674663   Nassau              300,000.00      257,793.55       256,623.72
   6676614   Nassau              364,000.00      304,843.06       304,843.06
   6678212   Nassau              236,000.00      196,450.01       195,493.74
   6678948   Essex               250,000.00      215,808.54       214,839.80
   6679485   Nassau              336,000.00      290,046.89       288,744.91
   6679962   Fairfield           380,000.00      328,029.51       326,557.04
   6680575   Nassau              600,000.00      524,614.89       522,366.98
   6681363   Nassau              370,000.00      310,878.17       309,409.04
   6683063   Middlesex           230,000.00      197,937.10       197,046.33
   6686276   Suffolk             281,000.00      243,246.41       242,172.39

                        MORSERV 1996-1 Loan Schedule                    Page 17

                           Sch Rem     Act Rem                                      First        Final
Loan           Age   Term     Term        Term    Rate        PI      Closed      Payment      Payment    Paid To
   6635990      43    180      137         137   7.500  3,012.80   29-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   6636835      43    180      137         137   7.750  3,473.31   29-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   6637678      43    180      137         137   7.375  2,483.80   30-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   6638808      38    180      142         142   7.500  3,921.27   03-Mar-93    01-May-93  01-Apr-2008   01-Jun-96
   6638841      42    180      138         138   7.375  2,345.81   13-Nov-92    01-Jan-93  01-Dec-2007   01-May-96
   6641890      42    180      138         138   7.750  2,823.83   30-Nov-92    01-Jan-93  01-Dec-2007   01-May-96
   6641960      41    180      139         139   7.625  3,811.26   31-Dec-92    01-Feb-93  01-Jan-2008   01-May-96
   6643535      41    180      139         139   7.750  4,329.87   07-Dec-92    01-Feb-93  01-Jan-2008   01-May-96
   6648743      41    180      139         130   7.125  2,799.02   16-Dec-92    01-Feb-93  01-Jan-2008   01-May-96
   6649768      43    180      137         137   7.500  2,781.04   28-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   6651737      43    180      137         137   7.750  2,541.45   26-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   6654531      42    180      138         136   8.125  2,503.50   12-Nov-92    01-Jan-93  01-Dec-2007   01-Jul-96
   6654757      41    180      139         128   8.125  3,177.52   17-Dec-92    01-Feb-93  01-Jan-2008   01-May-96
   6656650      43    180      137         137   7.500  2,883.01   23-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   6657267      43    180      137         137   7.500  2,150.67   29-Oct-92    01-Dec-92  01-Nov-2007   01-Jun-96
   6658248      42    180      138         138   7.875  4,078.34   25-Nov-92    01-Jan-93  01-Dec-2007   01-May-96
   6658430      41    180      139         139   8.000  2,580.27   21-Dec-92    01-Feb-93  01-Jan-2008   01-May-96
   6661526      41    180      139         139   8.250  4,074.59   04-Dec-92    01-Feb-93  01-Jan-2008   01-May-96
   6661741      42    180      138         111   7.750  2,353.19   04-Nov-92    01-Jan-93  01-Dec-2007   01-Jun-96
   6662085      41    180      139         139   7.875  2,688.86   10-Dec-92    01-Feb-93  01-Jan-2008   01-May-96
   6663260      40    180      140         140   7.750  2,329.66   05-Jan-93    01-Mar-93  01-Feb-2008   01-May-96
   6664863      41    180      139         138   7.875  2,380.61   15-Dec-92    01-Feb-93  01-Jan-2008   01-Jun-96
   6668707      41    180      139         139   7.375  2,796.57   08-Dec-92    01-Feb-93  01-Jan-2008   01-May-96
   6669244      42    180      138         138   7.375  2,251.98   05-Nov-92    01-Jan-93  01-Dec-2007   01-May-96
   6669437      41    180      139         139   7.750  3,247.41   24-Dec-92    01-Feb-93  01-Jan-2008   01-May-96
   6670017      41    180      139         139   7.625  7,566.46   08-Dec-92    01-Feb-93  01-Jan-2008   01-May-96
   6670119      41    180      139         139   7.750  2,823.83   03-Dec-92    01-Feb-93  01-Jan-2008   01-May-96
   6670287      38    180      142         142   8.250  2,047.00   05-Mar-93    01-May-93  01-Apr-2008   01-Jun-96
   6670403      39    180      141         141   7.375  2,759.77   05-Feb-93    01-Apr-93  01-Mar-2008   01-May-96
   6671916      42    180      138         138   7.500  2,317.54   09-Nov-92    01-Jan-93  01-Dec-2007   01-May-96
   6672373      42    180      138         138   7.625  3,643.11   05-Nov-92    01-Jan-93  01-Dec-2007   01-May-96
   6672781      41    180      139         139   7.375  2,575.79   11-Dec-92    01-Feb-93  01-Jan-2008   01-May-96
   6674663      42    180      138         138   7.500  2,781.04   05-Nov-92    01-Jan-93  01-Dec-2007   01-May-96
   6676614      42    180      138         133   7.750  3,426.25   12-Nov-92    01-Jan-93  01-Dec-2007   01-Jun-96
   6678212      40    180      140         131   7.625  2,204.55   28-Jan-93    01-Mar-93  01-Feb-2008   01-May-96
   6678948      41    180      139         139   7.500  2,317.54   11-Dec-92    01-Feb-93  01-Jan-2008   01-May-96
   6679485      41    180      139         139   7.500  3,114.77   28-Dec-92    01-Feb-93  01-Jan-2008   01-May-96
   6679962      41    180      139         139   7.500  3,522.65   17-Dec-92    01-Feb-93  01-Jan-2008   01-May-96
   6680575      39    180      141         141   7.875  5,690.70   04-Feb-93    01-Apr-93  01-Mar-2008   01-May-96
   6681363      42    180      138         132   7.875  3,509.27   18-Nov-92    01-Jan-93  01-Dec-2007   01-May-96
   6683063      42    180      138         138   7.625  2,148.50   02-Nov-92    01-Jan-93  01-Dec-2007   01-May-96
   6686276      41    180      139         139   7.750  2,644.99   28-Dec-92    01-Feb-93  01-Jan-2008   01-May-96



Loan           Document Type         MI Company
   6635990     Full Doc              NEITHER FHA OR PMI
   6636835     Full Doc              NEITHER FHA OR PMI
   6637678     Full Doc              NEITHER FHA OR PMI
   6638808     Full Doc              NEITHER FHA OR PMI
   6638841     Full Doc              NEITHER FHA OR PMI
   6641890     No Income/No Asset    NEITHER FHA OR PMI
   6641960     Full Doc              NEITHER FHA OR PMI
   6643535     Full Doc              NEITHER FHA OR PMI
   6648743     Full Doc              NEITHER FHA OR PMI
   6649768     Full Doc              NEITHER FHA OR PMI
   6651737     Full Doc              NEITHER FHA OR PMI
   6654531     Full Doc              NEITHER FHA OR PMI
   6654757     No Income             NEITHER FHA OR PMI
   6656650     Full Doc              G.E. MORTGAGE INSUARNCE CO
   6657267     Full Doc              NEITHER FHA OR PMI
   6658248     Full Doc              NEITHER FHA OR PMI
   6658430     Full Doc              NEITHER FHA OR PMI
   6661526     Full Doc              NEITHER FHA OR PMI
   6661741     Full Doc              NEITHER FHA OR PMI
   6662085     Full Doc              G.E. MORTGAGE INSUARNCE CO
   6663260     Full Doc              NEITHER FHA OR PMI
   6664863     Full Doc              NEITHER FHA OR PMI
   6668707     Full Doc              NEITHER FHA OR PMI
   6669244     Full Doc              G.E. MORTGAGE INSUARNCE CO
   6669437     Full Doc              G.E. MORTGAGE INSUARNCE CO
   6670017     No Income/No Asset    NEITHER FHA OR PMI
   6670119     Full Doc              NEITHER FHA OR PMI
   6670287     Full Doc              NEITHER FHA OR PMI
   6670403     Full Doc              NEITHER FHA OR PMI
   6671916     Full Doc              NEITHER FHA OR PMI
   6672373     Full Doc              NEITHER FHA OR PMI
   6672781     No Income/No Asset    G.E. MORTGAGE INSUARNCE CO
   6674663     Full Doc              NEITHER FHA OR PMI
   6676614     Full Doc              NEITHER FHA OR PMI
   6678212     Full Doc              NEITHER FHA OR PMI
   6678948     Full Doc              NEITHER FHA OR PMI
   6679485     Full Doc              NEITHER FHA OR PMI
   6679962     Full Doc              NEITHER FHA OR PMI
   6680575     Full Doc              NEITHER FHA OR PMI
   6681363     No Income/No Asset    NEITHER FHA OR PMI
   6683063     Full Doc              NEITHER FHA OR PMI
   6686276     No Income             NEITHER FHA OR PMI

                        MORSERV 1996-1 Loan Schedule                    Page 18

                                                                          Cash Out
Loan           PropType        Units   OccType   Purpose                       Amt    LTV      Appraisal     Sale Price
   6635990     Single Family      1    Primary   RATE/TERM REFINANCE     2,373.00   50.00     650,000.00              0
   6636835     Single Family      1    Primary   RATE/TERM REFINANCE            0   78.51     470,000.00              0
   6637678     Single Family      1    Primary   CASH OUT REFINANCE      7,594.68   72.00     375,000.00              0
   6638808     Single Family      1    Primary   RATE/TERM REFINANCE            0   78.33     540,000.00              0
   6638841     Single Family      1    Primary   RATE/TERM REFINANCE            0   73.70     346,000.00              0
   6641890     Single Family      1    Primary   RATE/TERM REFINANCE            0   52.27     574,000.00              0
   6641960     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     510,000.00              0
   6643535     Multi Family       2    Primary   RATE/TERM REFINANCE            0   78.63     585,000.00              0
   6648743     Single Family      1    Primary   CASH OUT REFINANCE      3,292.71   72.71     425,000.00              0
   6649768     Single Family      1    Primary   RATE/TERM REFINANCE            0   48.00     625,000.00              0
   6651737     Single Family      1    Primary   CASH OUT REFINANCE     22,494.15   55.67     485,000.00              0
   6654531     Single Family      1    Primary   PURCHASE                       0   80.00     325,000.00     325,000.00
   6654757     Single Family      1    Primary   RATE/TERM REFINANCE            0   64.71     510,000.00              0
   6656650     Single Family      1    Primary   CASH OUT REFINANCE    302,736.26   82.93     375,000.00              0
   6657267     Single Family      1    Primary   PURCHASE                       0   80.00     290,000.00     290,000.00
   6658248     Single Family      1    Primary   PURCHASE                       0   67.72     650,000.00     635,000.00
   6658430     Single Family      1    Primary   CASH OUT REFINANCE     58,340.12   69.23     390,000.00              0
   6661526     Single Family      1    Primary   CASH OUT REFINANCE      7,099.00   76.36     550,000.00              0
   6661741     CONDO              1    Primary   RATE/TERM REFINANCE            0   76.92     325,000.00              0
   6662085     Single Family      1    Primary   RATE/TERM REFINANCE            0   90.00     315,000.00              0
   6663260     Single Family      1    Primary   RATE/TERM REFINANCE            0   75.00     330,000.00              0
   6664863     Single Family      1    Primary   RATE/TERM REFINANCE            0   73.82     340,000.00              0
   6668707     Single Family      1    Primary   RATE/TERM REFINANCE            0   76.00     400,000.00              0
   6669244     Single Family      1    Primary   PURCHASE                       0   90.00     274,000.00     272,000.00
   6669437     Multi Family       2    Primary   RATE/TERM REFINANCE     2,454.90   86.25     400,000.00              0
   6670017     Single Family      1    Primary   RATE/TERM REFINANCE            0   30.57   2,650,000.00              0
   6670119     Single Family      1    Primary   CASH OUT REFINANCE    146,870.00   75.00     400,000.00              0
   6670287     Single Family      1    Vacation  RATE/TERM REFINANCE            0   74.17     284,500.00              0
   6670403     Single Family      1    Primary   PURCHASE                       0   66.67     450,000.00     450,000.00
   6671916     Single Family      1    Primary   PURCHASE                       0   73.53     340,000.00     340,000.00
   6672373     Single Family      1    Primary   RATE/TERM REFINANCE            0   57.35     680,000.00              0
   6672781     Single Family      1    Primary   RATE/TERM REFINANCE            0   87.50     320,000.00              0
   6674663     Single Family      1    Primary   PURCHASE                       0   70.59     430,000.00     425,000.00
   6676614     Single Family      1    Primary   CASH OUT REFINANCE     13,335.64   80.00     455,000.00              0
   6678212     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     295,000.00              0
   6678948     Single Family      1    Primary   CASH OUT REFINANCE     17,675.21   72.46     345,000.00              0
   6679485     Single Family      1    Primary   CASH OUT REFINANCE    102,596.71   80.00     420,000.00              0
   6679962     CONDO              1    Primary   RATE/TERM REFINANCE            0   80.00     475,000.00              0
   6680575     Single Family      1    Primary   CASH OUT REFINANCE     71,442.31   42.86   1,400,000.00              0
   6681363     Single Family      1    Primary   RATE/TERM REFINANCE            0   71.15     520,000.00              0
   6683063     Single Family      1    Primary   CASH OUT REFINANCE      7,389.24   34.33     670,000.00              0
   6686276     Single Family      1    Primary   RATE/TERM REFINANCE            0   38.76     725,000.00              0


                 Serv.
Loan               Fee   PO %
   6635990       0.25   0.000%
   6636835       0.25   0.000%
   6637678       0.25   0.000%
   6638808       0.25   0.000%
   6638841       0.25   0.000%
   6641890       0.25   0.000%
   6641960       0.25   0.000%
   6643535       0.25   0.000%
   6648743       0.20   1.071%
   6649768       0.25   0.000%
   6651737       0.25   0.000%
   6654531       0.25   0.000%
   6654757       0.25   0.000%
   6656650       0.25   0.000%
   6657267       0.25   0.000%
   6658248       0.25   0.000%
   6658430       0.25   0.000%
   6661526       0.25   0.000%
   6661741       0.25   0.000%
   6662085       0.25   0.000%
   6663260       0.25   0.000%
   6664863       0.25   0.000%
   6668707       0.25   0.000%
   6669244       0.25   0.000%
   6669437       0.25   0.000%
   6670017       0.25   0.000%
   6670119       0.25   0.000%
   6670287       0.25   0.000%
   6670403       0.25   0.000%
   6671916       0.25   0.000%
   6672373       0.25   0.000%
   6672781       0.25   0.000%
   6674663       0.25   0.000%
   6676614       0.25   0.000%
   6678212       0.25   0.000%
   6678948       0.25   0.000%
   6679485       0.25   0.000%
   6679962       0.25   0.000%
   6680575       0.25   0.000%
   6681363       0.25   0.000%
   6683063       0.25   0.000%
   6686276       0.25   0.000%

                        MORSERV 1996-1 Loan Schedule                    Page 19

Loan         Name                              Street                          City                     Zip
   6686764   RICHARD SOLLAZZO                  2 WEST GATE RD.                 LLOYD HARBOR,   NY       11743-0000
   6689456   KEITH STAIMAN                     6 CHESTNEY ROAD                 LAWRENCE,       NY       11559-0000
   6690160   ROBERT A. FESJIAN                 660 COLONIAL AVENUE             PELHAM MANOR,   NY       10803-0000
   6690740   RAYMOND MAGLIULO                  170 SOUTH WINDSOR AVE           BRIGHTWATERS,   NY       11718-0000
   6690761   JEFFREY ASHKIN                    3 GALLATIN DRIVE                DIX HILLS,      NY       11746-0000
   6691196   THOMAS J. LEAHY                   KEELER LANE                     NORTH SALEM,    NY       10560-0000
   6691673   KENNETH M. REDLER                 3947 PARK AVENUE                EDISON,         NJ       08820-0000
   6693180   DOUGLAS GREEN                     299 W 12TH ST #16D              NEW YORK,       NY       10014-0000
   6693329   DANIEL YAROM                      401 E 84TH ST #21C              NEW YORK,       NY       10028-0000
   6695619   ALEXANDER A. TOCHER               8 BLUFF VIEW COURT              MILLER PLACE,   NY       11764-0000
   6700082   THOMAS A. MANNA                   336 OAKLAND BEACH AVENUE        RYE,            NY       10580-0000
   6701777   GENO MANNA                        129 NEWMARKET ROAD              GARDEN CITY,    NY       11530-0000
   6702849   MARK KAUFMAN                      430 HENRY STREET                BROOKLYN,       NY       11231-0000
   6705870   DEBORAH JINDELA                   10 BRIARWOOD COURT              EMERSON,        NJ       07630-0000
   6706001   JOAN HEANEY                       93 WOLVER HOLLOW ROAD           UPPER BROOKVILLE, NY     11545-0000
   6709928   REKHA GANGULY                     18 BRYCEWOOD DRIVE              DIX HILLS,      NY       11746-0000
   6711919   MICHAEL R. IRVINE                 3 JENIFER LANE                  COS COB,        CT       06807-0000
   6712514   HERSEL TORKIAN                    4 WEST GILBERT ROAD             KINGS POINT,    NY       11024-0000
   6724262   GEOFFREY BELL                     BARRETT CIR E,SEDGEWOOD C       CARMEL,         NY       10512-0000
   6729380   ROBERT H. STARK                   32 CONTESSA COURT               PORT JEFFERSON, NY       11777-0000
   6731563   MICHAEL I. THALER                 124 REID AVENUE                 PORT WASHINGTO, NY       11050-0000
   6731870   SHARON FINEMAN                    588 NORTH STREET                WHITE PLAINS,   NY       10605-0000
   6741738   MYRON W. MARDER                   181 HOLIDAY BOULEVARD           CTR MORICHES,  NY        11934-0000
   6746174   ARNOLD J. SMITH                   127 TAYMIL  ROAD                NEW ROCHELLE,   NY       10804-0000
   6749376   THOMAS PASTORE                    20 WEST ISLIP ROAD              WEST ISLIP,     NY       11795-0000
   6749853   GUY DE CONINCK                    82 OSCALETA ROAD                SOUTH SALEM,    NY       10590-0000
   6755255   MARIO PAPA                        163-03 99TH STREET              HOWARD BEACH,   NY       11414-0000
   6758220   JOHN R. CRONIN                    BIG REED PATH                   MONTAUK,        NY       11954-0000
   6760007   GERALD WEINTRAUB                  4 LYNCH STREET                  STATEN ISLAND,  NY       10312-0000
   6764981   BERNARD ADLER                     945 GREAT RD                    PRINCETON,      NJ       08540-0000
   6765077   SHAHRIAR SHAYANI                  11 WOODSTOCK COURT              MUTTONTOWN,     NY       11791-0000
   6768632   AHMET H. YILDIZLAR                524 E 72ND ST #31D/E            NEW YORK,       NY       10021-0000
   6770372   CHARLES H. O'NEIL                 35 PARK FOREST DRIVE            PITTSFORD,      NY       14534-0000
   6772505   HARRY H. WISE                     799 DANIELS LANE                SAGAPONACK,     NY       11962-0000
   6774760   BARRY D. BASS                     255 REVERE ROAD                 EAST HILLS,     NY       11577-0000
   6779719   LAWRENCE D. SCHILSKY              4 STONINGTON HEIGHTS            BRIARCLIFF,     NY       10510-0000
   6782189   MICHAEL AQUILIA                   72 GRANDVIEW BLVD.              YONKERS,        NY       10701-0000
   6782349   ALEXANDER CHERNOFF                354 RIDGE LANE                  MILL NECK,      NY       11765-0000
   6786237   OSSIE SPECTOR                     96 OXFORD BOULEVARD             GREAT NECK,     NY       11023-0000
   6786689   JAMES S. BROWN                    31 OLD PARISH ROAD              DARIEN,         CT       06820-0000
   6790427   FRED PARVANEH                     42 HICKORY DRIVE                MAPLEWOOD,      NJ       07040-0000
   6792116   SITARAM PATEL                     62 LORDS WAY                    MANHASSET HLS,  NY       11040-0000


Loan         County                Loan Amt             UPB   June 1 Balance
   6686764   Suffolk             425,000.00      368,359.20       366,729.76
   6689456   Nassau              445,000.00      379,511.27       377,758.01
   6690160   Westchester         610,000.00      528,922.70       528,922.70
   6690740   Suffolk             217,500.00      188,537.75       187,712.15
   6690761   Suffolk             219,700.00      191,339.57       190,498.79
   6691196   Westchester         252,000.00      217,707.29       216,736.63
   6691673   Middlesex           240,000.00      208,326.38       207,421.65
   6693180   New York            320,000.00      279,335.80       278,145.91
   6693329   New York            240,000.00      208,740.12       207,815.18
   6695619   Suffolk             350,000.00      300,556.56       299,209.38
   6700082   Westchester         252,000.00      218,142.66       217,179.48
   6701777   Nassau              679,000.00      586,275.63       583,695.25
   6702849   Kings               384,000.00      335,194.01       333,751.67
   6705870   Bergen              240,000.00      209,424.67       208,522.74
   6706001   Nassau              435,000.00      349,315.28       347,481.90
   6709928   Suffolk             218,500.00      192,295.58       191,462.76
   6711919   Fairfield           446,000.00      385,656.25       383,914.89
   6712514   Nassau              400,000.00      345,673.69       344,183.25
   6724262   Putnam              300,000.00      261,523.06       260,339.40
   6729380   Suffolk             280,000.00      242,904.19       241,792.78
   6731563   Nassau              225,000.00      196,215.19       195,360.17
   6731870   Westchester         243,750.00      214,933.28       214,031.93
   6741738   Suffolk             250,000.00      219,331.86       218,380.03
   6746174   Westchester         273,000.00      241,237.68       240,203.04
   6749376   Suffolk             260,000.00      227,830.83       226,833.86
   6749853   Westchester         440,000.00      388,990.36       387,421.07
   6755255   Queens              300,000.00      266,808.94       265,720.71
   6758220   Suffolk             280,000.00      245,236.32       244,179.02
   6760007   Richmond            220,000.00      192,349.13       191,479.47
   6764981   Mercer              480,000.00      423,253.49       421,478.53
   6765077   Nassau              870,000.00      769,421.21       766,201.29
   6768632   New York            499,000.00      438,274.11       436,387.52
   6770372   Monroe              300,000.00      263,696.97       262,545.17
   6772505   Suffolk             268,000.00      189,414.89       188,114.33
   6774760   Nassau              265,000.00      233,510.47       232,507.79
   6779719   Westchester         290,000.00      255,224.27       254,118.94
   6782189   Westchester         235,000.00      207,832.11       206,962.36
   6782349   Nassau              637,500.00      563,799.77       561,440.34
   6786237   Nassau              325,000.00      285,671.66       284,423.88
   6786689   Fairfield           414,900.00      367,366.15       365,816.01
   6790427   Essex               288,000.00      255,163.54       254,088.51
   6792116   Nassau              247,500.00      221,882.26       220,974.66

                        MORSERV 1996-1 Loan Schedule                    Page 20

                           Sch Rem     Act Rem                                      First        Final
Loan           Age   Term     Term        Term    Rate        PI      Closed      Payment      Payment    Paid To
   6686764      40    180      140         140   7.625  3,970.06   25-Jan-93    01-Mar-93  01-Feb-2008   01-May-96
   6689456      41    180      139         136   7.500  4,125.21   03-Dec-92    01-Feb-93  01-Jan-2008   01-May-96
   6690160      39    180      141         141   7.500  5,654.78   09-Feb-93    01-Apr-93  01-Mar-2008   01-Jun-96
   6690740      41    180      139         139   7.875  2,062.88   09-Dec-92    01-Feb-93  01-Jan-2008   01-May-96
   6690761      39    180      141         141   7.500  2,036.65   12-Feb-93    01-Apr-93  01-Mar-2008   01-May-96
   6691196      41    180      139         139   7.625  2,354.01   22-Dec-92    01-Feb-93  01-Jan-2008   01-May-96
   6691673      41    180      139         139   8.000  2,293.57   10-Dec-92    01-Feb-93  01-Jan-2008   01-May-96
   6693180      40    180      140         140   8.125  3,081.23   04-Jan-93    01-Mar-93  01-Feb-2008   01-May-96
   6693329      39    180      141         141   7.375  2,207.82   26-Feb-93    01-Apr-93  01-Mar-2008   01-May-96
   6695619      40    180      140         137   7.875  3,319.58   14-Jan-93    01-Mar-93  01-Feb-2008   01-May-96
   6700082      41    180      139         139   7.750  2,372.02   21-Dec-92    01-Feb-93  01-Jan-2008   01-May-96
   6701777      39    180      141         138   8.000  6,488.88   03-Feb-93    01-Apr-93  01-Mar-2008   01-May-96
   6702849      39    180      141         141   7.875  3,642.05   23-Feb-93    01-Apr-93  01-Mar-2008   01-May-96
   6705870      38    180      142         141   7.875  2,276.28   25-Mar-93    01-May-93  01-Apr-2008   01-May-96
   6706001      40    180      140         123   7.875  4,125.76   01-Feb-93    01-Mar-93  01-Feb-2008   01-May-96
   6709928      36    180      144         144   7.250  1,994.61   06-May-93    01-Jul-93  01-Jun-2008   01-May-96
   6711919      40    180      140         140   7.250  4,071.37   27-Jan-93    01-Mar-93  01-Feb-2008   01-May-96
   6712514      39    180      141         137   8.500  3,938.96   29-Jan-93    01-Apr-93  01-Mar-2008   01-May-96
   6724262      37    180      143         143   6.750  2,654.73   08-Apr-93    01-Jun-93  01-May-2008   01-May-96
   6729380      38    180      142         142   6.750  2,477.75   23-Mar-93    01-May-93  01-Apr-2008   01-May-96
   6731563      39    180      141         141   7.625  2,101.80   19-Feb-93    01-Apr-93  01-Mar-2008   01-May-96
   6731870      37    180      143         143   7.875  2,311.85   23-Apr-93    01-Jun-93  01-May-2008   01-May-96
   6741738      37    180      143         143   7.375  2,299.81   09-Apr-93    01-Jun-93  01-May-2008   01-May-96
   6746174      35    180      145         145   7.250  2,492.12   15-Jun-93    01-Aug-93  01-Jul-2008   01-May-96
   6749376      37    180      143         143   7.250  2,373.45   07-Apr-93    01-Jun-93  01-May-2008   01-May-96
   6749853      38    180      142         142   8.625  4,365.16   03-Mar-93    01-May-93  01-Apr-2008   01-May-96
   6755255      36    180      144         145   8.000  2,866.96   05-May-93    01-Jul-93  01-Jun-2008   01-May-96
   6758220      38    180      142         142   7.625  2,615.57   26-Mar-93    01-May-93  01-Apr-2008   01-May-96
   6760007      36    180      144         144   6.625  1,931.59   03-May-93    01-Jul-93  01-Jun-2008   01-May-96
   6764981      37    180      143         143   7.875  4,552.56   26-Apr-93    01-Jun-93  01-May-2008   01-May-96
   6765077      36    180      144         144   7.750  8,189.10   14-May-93    01-Jul-93  01-Jun-2008   01-May-96
   6768632      37    180      143         143   7.500  4,625.80   28-Apr-93    01-Jun-93  01-May-2008   01-May-96
   6770372      36    180      144         144   7.125  2,717.50   11-May-93    01-Jul-93  01-Jun-2008   01-May-96
   6772505      36    180      144         103   7.500  2,484.40   25-May-93    01-Jul-93  01-Jun-2008   01-May-96
   6774760      36    180      144         144   7.375  2,437.80   21-May-93    01-Jul-93  01-Jun-2008   01-May-96
   6779719      36    180      144         144   7.250  2,647.31   29-Apr-93    01-Jul-93  01-Jun-2008   01-May-96
   6782189      36    180      144         144   7.750  2,212.00   28-Apr-93    01-Jul-93  01-Jun-2008   01-May-96
   6782349      36    180      144         144   7.750  6,000.64   13-May-93    01-Jul-93  01-Jun-2008   01-May-96
   6786237      36    180      144         144   7.125  2,943.96   14-May-93    01-Jul-93  01-Jun-2008   01-May-96
   6786689      35    180      145         145   7.500  3,846.18   21-Jun-93    01-Aug-93  01-Jul-2008   01-May-96
   6790427      35    180      145         145   7.500  2,669.80   11-Jun-93    01-Aug-93  01-Jul-2008   01-May-96
   6792116      32    180      148         148   7.500  2,294.36   10-Sep-93    01-Nov-93  01-Oct-2008   01-May-96



Loan            Document Type         MI Company
   6686764      Full Doc              NEITHER FHA OR PMI
   6689456      Full Doc              M.G.I.C.
   6690160      Full Doc              NEITHER FHA OR PMI
   6690740      No Income             NEITHER FHA OR PMI
   6690761      Full Doc              NEITHER FHA OR PMI
   6691196      Full Doc              NEITHER FHA OR PMI
   6691673      No Income             NEITHER FHA OR PMI
   6693180      Full Doc              NEITHER FHA OR PMI
   6693329      Full Doc              NEITHER FHA OR PMI
   6695619      Full Doc              M.G.I.C.
   6700082      Full Doc              NEITHER FHA OR PMI
   6701777      Full Doc              M.G.I.C.
   6702849      Full Doc              NEITHER FHA OR PMI
   6705870      Full Doc              NEITHER FHA OR PMI
   6706001      Full Doc              NEITHER FHA OR PMI
   6709928      Full Doc              NEITHER FHA OR PMI
   6711919      Full Doc              NEITHER FHA OR PMI
   6712514      No Income             NEITHER FHA OR PMI
   6724262      Full Doc              NEITHER FHA OR PMI
   6729380      Full Doc              NEITHER FHA OR PMI
   6731563      Full Doc              NEITHER FHA OR PMI
   6731870      Full Doc              NEITHER FHA OR PMI
   6741738      Full Doc              NEITHER FHA OR PMI
   6746174      Full Doc              NEITHER FHA OR PMI
   6749376      Full Doc              NEITHER FHA OR PMI
   6749853      No Income/No Asset    NEITHER FHA OR PMI
   6755255      Full Doc              NEITHER FHA OR PMI
   6758220      Full Doc              NEITHER FHA OR PMI
   6760007      Full Doc              NEITHER FHA OR PMI
   6764981      No Income             NEITHER FHA OR PMI
   6765077      No Income             M.G.I.C.
   6768632      Full Doc              NEITHER FHA OR PMI
   6770372      Full Doc              NEITHER FHA OR PMI
   6772505      No Income             NEITHER FHA OR PMI
   6774760      Full Doc              NEITHER FHA OR PMI
   6779719      Full Doc              NEITHER FHA OR PMI
   6782189      Full Doc              NEITHER FHA OR PMI
   6782349      Full Doc              NEITHER FHA OR PMI
   6786237      Full Doc              NEITHER FHA OR PMI
   6786689      Full Doc              U.G.I.
   6790427      No Income             NEITHER FHA OR PMI
   6792116      No Income             NEITHER FHA OR PMI

                        MORSERV 1996-1 Loan Schedule                    Page 21

                                                                          Cash Out
Loan           PropType        Units   OccType   Purpose                       Amt    LTV      Appraisal     Sale Price
   6686764     Single Family      1    Primary   RATE/TERM REFINANCE            0   69.11     615,000.00              0
   6689456     Single Family      1    Primary   RATE/TERM REFINANCE            0   88.12     505,000.00              0
   6690160     Single Family      1    Primary   RATE/TERM REFINANCE            0   67.40     905,000.00              0
   6690740     Single Family      1    Primary   RATE/TERM REFINANCE            0   75.00     290,000.00              0
   6690761     Single Family      1    Primary   RATE/TERM REFINANCE            0   68.66     320,000.00              0
   6691196     Single Family      1    Primary   RATE/TERM REFINANCE            0   53.05     475,000.00              0
   6691673     Single Family      1    Primary   RATE/TERM REFINANCE            0   74.53     322,000.00              0
   6693180     CONDO              1    Primary   RATE/TERM REFINANCE            0   70.33     455,000.00              0
   6693329     CONDO              1    Primary   RATE/TERM REFINANCE       303.15   71.01     338,000.00              0
   6695619     Single Family      1    Primary   RATE/TERM REFINANCE            0   83.33     420,000.00              0
   6700082     Single Family      1    Primary   RATE/TERM REFINANCE            0   56.00     450,000.00              0
   6701777     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.83     840,000.00              0
   6702849     Multi Family       3    Primary   PURCHASE                       0   80.00     480,000.00     490,000.00
   6705870     Single Family      1    Primary   RATE/TERM REFINANCE            0   73.85     325,000.00              0
   6706001     Single Family      1    Primary   RATE/TERM REFINANCE            0   22.90   1,900,000.00              0
   6709928     Single Family      1    Primary   RATE/TERM REFINANCE            0   58.27     375,000.00              0
   6711919     Single Family      1    Primary   RATE/TERM REFINANCE            0   48.48     920,000.00              0
   6712514     Single Family      1    Primary   RATE/TERM REFINANCE            0   55.17     725,000.00              0
   6724262     Single Family      1    Primary   CASH OUT REFINANCE     94,236.64   69.77     430,000.00              0
   6729380     Single Family      1    Primary   CASH OUT REFINANCE    268,482.00   70.00     400,000.00              0
   6731563     Single Family      1    Primary   RATE/TERM REFINANCE            0   76.27     295,000.00              0
   6731870     Single Family      1    Primary   CASH OUT REFINANCE      9,282.00   75.00     325,000.00              0
   6741738     Single Family      1    Primary   CASH OUT REFINANCE     59,292.63   74.63     335,000.00              0
   6746174     Single Family      1    Primary   CASH OUT REFINANCE    250,843.00   70.00     390,000.00              0
   6749376     Single Family      1    Primary   RATE/TERM REFINANCE            0   60.47     430,000.00              0
   6749853     Single Family      1    Primary   PURCHASE                       0   74.45     595,000.00     591,000.00
   6755255     Single Family      1    Primary   CASH OUT REFINANCE    172,428.32   59.17     507,000.00              0
   6758220     Single Family      1    Primary   PURCHASE                       0   50.91     550,000.00     555,000.00
   6760007     Single Family      1    Primary   RATE/TERM REFINANCE            0   64.71     340,000.00              0
   6764981     Single Family      1    Primary   RATE/TERM REFINANCE            0   53.33     900,000.00              0
   6765077     Single Family      1    Primary   RATE/TERM REFINANCE            0   82.86   1,050,000.00              0
   6768632     CONDO              1    Primary   PURCHASE                       0   58.02     860,000.00     900,000.00
   6770372     Single Family      1    Primary   RATE/TERM REFINANCE            0   75.00     400,000.00              0
   6772505     Single Family      1    Primary   CASH OUT REFINANCE      3,326.00   40.00     670,000.00              0
   6774760     Single Family      1    Primary   RATE/TERM REFINANCE            0   66.25     400,000.00              0
   6779719     Single Family      1    Primary   RATE/TERM REFINANCE            0   42.65     680,000.00              0
   6782189     Single Family      1    Primary   RATE/TERM REFINANCE            0   72.31     325,000.00              0
   6782349     Single Family      1    Primary   PURCHASE                       0   75.00     850,000.00     850,000.00
   6786237     Single Family      1    Primary   RATE/TERM REFINANCE     3,024.70   78.31     415,000.00              0
   6786689     Single Family      1    Primary   RATE/TERM REFINANCE     2,543.62   90.00     461,000.00              0
   6790427     Single Family      1    Primary   PURCHASE                       0   74.81     385,000.00     415,000.00
   6792116     Single Family      1    Primary   CASH OUT REFINANCE      7,272.35   62.82     394,000.00              0


                 Serv.
Loan               Fee   PO %
   6686764       0.25   0.000%
   6689456       0.25   0.000%
   6690160       0.25   0.000%
   6690740       0.25   0.000%
   6690761       0.25   0.000%
   6691196       0.25   0.000%
   6691673       0.25   0.000%
   6693180       0.25   0.000%
   6693329       0.25   0.000%
   6695619       0.25   0.000%
   6700082       0.25   0.000%
   6701777       0.25   0.000%
   6702849       0.25   0.000%
   6705870       0.25   0.000%
   6706001       0.25   0.000%
   6709928       0.25   0.000%
   6711919       0.25   0.000%
   6712514       0.25   0.000%
   6724262       0.20   6.429%
   6729380       0.20   6.429%
   6731563       0.25   0.000%
   6731870       0.25   0.000%
   6741738       0.25   0.000%
   6746174       0.25   0.000%
   6749376       0.25   0.000%
   6749853       0.25   0.000%
   6755255       0.25   0.000%
   6758220       0.25   0.000%
   6760007       0.20   8.214%
   6764981       0.25   0.000%
   6765077       0.25   0.000%
   6768632       0.25   0.000%
   6770372       0.20   1.071%
   6772505       0.25   0.000%
   6774760       0.25   0.000%
   6779719       0.25   0.000%
   6782189       0.25   0.000%
   6782349       0.25   0.000%
   6786237       0.20   1.071%
   6786689       0.25   0.000%
   6790427       0.25   0.000%
   6792116       0.25   0.000%

                        MORSERV 1996-1 Loan Schedule                    Page 22

Loan         Name                              Street                          City                     Zip
   6792397   JOHN MATYSIAK                     141-79 11TH AVE.                MALBA,          NY       11357-0000
   6792580   RALPH D. BETESH                   187 HEWLETT NECK ROAD           HEWLETT,        NY       11598-0000
   6793607   ALBERT HENEK                      135 HARBOR VIEW SOUTH           LAWRENCE,       NY       11559-0000
   6798860   ROBERT CORKE                      11 LAKEVIEW ROAD                OSSINING,       NY       10562-0000
   6800123   HAIDAR MIDANI                     3 E 78TH ST #2B/2C              NEW YORK,       NY       10021-0000
   6800757   MICHAEL B. GOLDSMITH              80 EAST END AVENUE #9E/9F       NEW YORK,       NY       10028-0000
   6804623   RICHARD MCCANDLESS                87 ANCHORAGE DRIVE              WEST ISLIP, NY           11795-0000
   6805830   PATRICK J. SCOLLARD               129 STRATFORD AVENUE            GARDEN CITY,    NY       11530-0000
   6808497   VIPLOV MEHTA                      36 SCHOOLHOUSE LANE             ROSLYN HEIGHTS, NY       11577-0000
   6810921   DAVID L. BONGO                    32 TOWER HILL LANE              KINNELON,       NJ       07405-0000
   6816531   RICHARD C SULLIVAN                236 ST. JOHN'S PLACE            BROOKLYN, NY             11217-0000
   6818901   LEONARDUS O. KOENDERS             66 SUMMIT ROAD                  PORT WASHINGTON NY       11050-0000
   6821815   EUMIR D. ALMEIDA                  113 ABBOTTSFORD GATE            PIERMONT,       NY       10968-0000
   6823300   LAWRENCE D. BIRNBAUM              4 SANDS LIGHT ROAD              SANDS POINT,    NY       11050-0000
   6827516   PAUL M. MARGOLIES                 5 E 22ND ST #22M&P              NEW YORK,       NY       10010-0000
   6847513   DAVID A. ZADIK                    210 E 47TH ST #1D               NEW YORK,       NY       10017-0000
   6848390   MUAWIEH R. OBAID                  1716 BAY RIDGE AVENUE           BROOKLYN,       NY       11214-0000
   6853822   RONALD J. BERK                    13 PEACOCK PATH                 QUOGUE,         NY       11959-0000
   6860293   KRISTINE N. HALL                  147 W 22ND ST #9                NEW YORK,       NY       10011-0000
   6863145   TERESITA C. CARUNGAY              106 CENTRAL PK S #15G           NEW YORK,       NY       10019-0000
   6873681   RALPH COHEN                       1154 EAST 27TH STREET           BROOKLYN, NY             11210-0000
   6874924   EMIL PASCARELLI                   828 GREENWICH STREET            NEW YORK,       NY       10014-0000
   6878222   MARIA N. DAHLMAN                  397 HOBART AVENUE               MILLBURN,       NJ       07078-0000
   6879484   HARRY FACTOR                      181-25 ABERDEEN ROAD            JAMAICA ESTATE, NY       11432-0000
   6879575   JATINDER SINGH                    11 EAST ARTISAN AVENUE          HUNTINGTON,     NY       11743-0000
   6882988   MARTIN A. BELL                    135 EAST 83RD ST. APT-17B       NEW YORK,       NY       10028-0000
   6883051   MARK D. TEICH                     125 STERLING ROAD               HARRISON, NY             10528-0000
   6885013   GREGG LITUCHY                     11 RIVERSIDE DR # 5PE, 5R       NEW YORK,       NY       10023-0000
   6885250   WALTER MORRIS                     1075 WASHINGTON DRIVE           CENTERPORT,     NY       11721-0000
   6887530   RONALD MOSES                      27 JEFFREY PLACE                STATEN ISLAND,  NY       10307-0000
   6889047   DANIEL MARKEWICH                  25 GESNER AVENUE                SOUTH NYACK,    NY       10960-0000
   6889557   WALTER B. KISSINGER               7 LOWER DR                      HUNTINGTON BAY, NY       11743-0000
   6892063   STANLEY J. SAKELLSON              63 EDGEMONT ROAD                SCARSDALE,      NY       10583-0000
   6893452   DAVID GIVNER                      22 COTTONTAIL ROAD              MELVILLE,       NY       11747-0000
   6896439   BENJAMIN BELFER                   330 W 72ND ST #3A               NEW YORK,       NY       10023-0000
   6898321   RICHARD N. PALU                   65 CENTRAL PARK WEST #11E       NEW YORK,       NY       10023-0000
   6898955   MAGDY G. MIKHAIL                  78 HAMPTON OVAL                 NEW ROCHELLE,   NY       10805-0000
   6899288   MICHAEL C. TOBEY                  ROUTE 9N                        HAGUE, NY                12836-0000
   6899620   JEFFREY RABIEA                    4 DANTON LANE SOUTH             LATTINGTOWN,    NY       11560-0000
   6899732   CHRISTOPHER L. GOFF               22 NORMANDY TERRACE             BRONXVILLE,     NY       10708-0000
   6900059   JAY T. GENDAL                     149 DOGWOOD ROAD                ROSLYN,         NY       11576-0000
   6902145   PETER D. STANDISH                 101 CENTRAL PARK W #7D          NEW YORK,       NY       10023-0000


Loan          County                Loan Amt             UPB   June 1 Balance
   6792397    Queens              270,000.00      237,030.10       235,985.94
   6792580    Nassau              335,000.00      295,192.37       293,924.82
   6793607    Nassau              280,000.00      246,423.64       245,356.43
   6798860    Westchester         247,000.00      218,316.39       217,380.60
   6800123    New York            300,000.00      153,441.47       153,441.47
   6800757    New York            450,000.00      400,667.61       398,970.32
   6804623    Suffolk             225,000.00      204,696.17       203,878.93
   6805830    Nassau              300,000.00      263,968.60       262,824.82
   6808497    Nassau              400,000.00      334,424.54       332,786.86
   6810921    Morris              340,000.00      294,102.58       292,775.71
   6816531    Kings               278,000.00      254,467.12       253,452.76
   6818901    Nassau              326,000.00      290,838.30       290,838.30
   6821815    Rockland            223,700.00      199,849.25       199,024.58
   6823300    Nassau              950,000.00      838,264.60       834,551.57
   6827516    New York            330,000.00      295,705.33       294,486.94
   6847513    New York            213,000.00      182,913.01       182,913.01
   6848390    Kings               223,000.00      178,939.30       177,995.90
   6853822    Suffolk             300,000.00      239,795.37       239,795.37
   6860293    New York            277,500.00      248,118.74       247,078.26
   6863145    New York            385,000.00      343,474.86       342,009.04
   6873681    Kings               356,250.00      320,841.76       319,511.26
   6874924    New York            361,000.00      322,777.97       322,777.97
   6878222    Essex               259,000.00      233,989.41       233,020.06
   6879484    Queens              250,000.00      224,922.93       223,981.91
   6879575    Suffolk             334,550.00      295,553.70       294,255.72
   6882988    New York            250,000.00      224,450.94       223,495.11
   6883051    Westchester         388,000.00      275,402.71       273,623.65
   6885013    New York            340,000.00      305,509.07       304,218.86
   6885250    Suffolk             275,000.00      246,896.00       245,844.58
   6887530    Richmond            251,400.00      224,992.19       224,992.19
   6889047    Rockland            318,750.00      286,476.98       285,267.76
   6889557    Suffolk             500,000.00      445,068.33       445,068.33
   6892063    Westchester         238,000.00      214,582.30       213,677.34
   6893452    Suffolk             341,250.00      305,528.60       305,528.60
   6896439    New York            250,000.00      226,084.66       225,156.41
   6898321    New York            506,250.00      452,577.74       452,577.74
   6898955    Westchester         297,000.00      267,776.96       266,647.66
   6899288    Warren              230,000.00      208,239.16       207,369.42
   6899620    Nassau              345,000.00      310,069.18       308,760.38
   6899732    Westchester         233,000.00      210,288.03       209,409.06
   6900059    Nassau              300,000.00      271,882.49       270,757.10
   6902145    New York            375,000.00      339,852.92       338,446.17

                        MORSERV 1996-1 Loan Schedule                    Page 23

                           Sch Rem     Act Rem                                      First        Final
Loan           Age   Term     Term        Term    Rate        PI      Closed      Payment      Payment    Paid To
   6792397      36    180      144         144   7.000  2,426.84   10-May-93    01-Jul-93  01-Jun-2008   01-May-96
   6792580      36    180      144         144   7.375  3,081.75   21-May-93    01-Jul-93  01-Jun-2008   01-May-96
   6793607      36    180      144         144   7.250  2,556.02   24-May-93    01-Jul-93  01-Jun-2008   01-May-96
   6798860      35    180      145         145   7.250  2,254.78   10-Jun-93    01-Aug-93  01-Jul-2008   01-May-96
   6800123      36    180      144          69   7.125  2,717.50   14-May-93    01-Jul-93  01-Jun-2008   01-Jun-96
   6800757      33    180      147         147   7.125  4,076.25   20-Aug-93    01-Oct-93  01-Sep-2008   01-May-96
   6804623      28    180      152         152   7.250  2,053.95   21-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   6805830      36    180      144         144   7.250  2,738.59   21-May-93    01-Jul-93  01-Jun-2008   01-May-96
   6808497      33    180      147         133   7.125  3,623.33   26-Aug-93    01-Oct-93  01-Sep-2008   01-May-96
   6810921      33    180      147         140   7.250  3,103.74   10-Aug-93    01-Oct-93  01-Sep-2008   01-May-96
   6816531      26    180      154         154   7.000  2,498.75   25-Feb-94    01-May-94  01-Apr-2009   01-May-96
   6818901      31    180      149         149   6.875  2,907.45   05-Oct-93    01-Dec-93  01-Nov-2008   01-Jun-96
   6821815      33    180      147         147   7.500  2,073.73   24-Aug-93    01-Oct-93  01-Sep-2008   01-May-96
   6823300      34    180      146         146   6.625  8,340.95   22-Jul-93    01-Sep-93  01-Aug-2008   01-May-96
   6827516      32    180      148         148   7.375  3,035.75   27-Sep-93    01-Nov-93  01-Oct-2008   01-May-96
   6847513      34    180      146         140   7.000  1,914.51   27-Jul-93    01-Sep-93  01-Aug-2008   01-Jun-96
   6848390      31    180      149         123   7.750  2,099.05   27-Oct-93    01-Dec-93  01-Nov-2008   01-May-96
   6853822      29    180      151         126   6.875  2,675.57   08-Dec-93    01-Feb-94  01-Jan-2009   01-Jun-96
   6860293      32    180      148         148   7.125  2,513.69   08-Sep-93    01-Nov-93  01-Oct-2008   01-May-96
   6863145      32    180      148         148   6.875  3,433.64   01-Oct-93    01-Nov-93  01-Oct-2008   01-May-96
   6873681      28    180      152         150   7.000  3,202.08   06-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   6874924      31    180      149         149   7.125  3,270.06   18-Oct-93    01-Dec-93  01-Nov-2008   01-Jun-96
   6878222      29    180      151         151   6.875  2,309.91   03-Dec-93    01-Feb-94  01-Jan-2009   01-May-96
   6879484      30    180      150         150   6.875  2,229.64   08-Nov-93    01-Jan-94  01-Dec-2008   01-May-96
   6879575      29    180      151         146   6.750  2,960.47   30-Nov-93    01-Feb-94  01-Jan-2009   01-May-96
   6882988      30    180      150         150   6.625  2,194.99   18-Nov-93    01-Jan-94  01-Dec-2008   01-May-96
   6883051      51    180      129         110   7.000  3,385.58   08-Sep-93    01-Apr-92  01-Mar-2007   01-May-96
   6885013      30    180      150         150   6.750  3,008.70   15-Nov-93    01-Jan-94  01-Dec-2008   01-May-96
   6885250      30    180      150         150   6.625  2,414.49   02-Nov-93    01-Jan-94  01-Dec-2008   01-May-96
   6887530      30    180      150         150   6.750  2,224.67   19-Nov-93    01-Jan-94  01-Dec-2008   01-Jun-96
   6889047      30    180      150         150   6.750  2,820.65   22-Nov-93    01-Jan-94  01-Dec-2008   01-May-96
   6889557      31    180      149         149   6.625  4,389.97   05-Oct-93    01-Dec-93  01-Nov-2008   01-Jun-96
   6892063      29    180      151         151   6.625  2,089.63   03-Dec-93    01-Feb-94  01-Jan-2009   01-May-96
   6893452      30    180      150         150   6.625  2,996.16   23-Nov-93    01-Jan-94  01-Dec-2008   01-Jun-96
   6896439      29    180      151         151   7.000  2,247.08   01-Dec-93    01-Feb-94  01-Jan-2009   01-May-96
   6898321      30    180      150         150   6.625  4,444.85   18-Nov-93    01-Jan-94  01-Dec-2008   01-Jun-96
   6898955      29    180      151         151   6.625  2,607.65   08-Dec-93    01-Feb-94  01-Jan-2009   01-May-96
   6899288      28    180      152         152   6.625  2,019.39   12-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   6899620      30    180      150         150   6.750  3,052.94   04-Nov-93    01-Jan-94  01-Dec-2008   01-May-96
   6899732      29    180      151         151   6.750  2,061.84   13-Dec-93    01-Feb-94  01-Jan-2009   01-May-96
   6900059      28    180      152         152   6.750  2,654.73   11-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   6902145      28    180      152         152   6.750  3,318.42   28-Dec-93    01-Mar-94  01-Feb-2009   01-May-96



Loan            Document Type         MI Company
   6792397      Full Doc              NEITHER FHA OR PMI
   6792580      Full Doc              NEITHER FHA OR PMI
   6793607      No Income             NEITHER FHA OR PMI
   6798860      Full Doc              NEITHER FHA OR PMI
   6800123      Full Doc              NEITHER FHA OR PMI
   6800757      Full Doc              NEITHER FHA OR PMI
   6804623      No Income             NEITHER FHA OR PMI
   6805830      Full Doc              NEITHER FHA OR PMI
   6808497      Full Doc              NEITHER FHA OR PMI
   6810921      No Income             NEITHER FHA OR PMI
   6816531      Full Doc              NEITHER FHA OR PMI
   6818901      No Income             NEITHER FHA OR PMI
   6821815      No Income             NEITHER FHA OR PMI
   6823300      Full Doc              NEITHER FHA OR PMI
   6827516      Full Doc              NEITHER FHA OR PMI
   6847513      Full Doc              NEITHER FHA OR PMI
   6848390      No Income             NEITHER FHA OR PMI
   6853822      Full Doc              NEITHER FHA OR PMI
   6860293      Full Doc              NEITHER FHA OR PMI
   6863145      No Income             NEITHER FHA OR PMI
   6873681      Full Doc              NEITHER FHA OR PMI
   6874924      Full Doc              NEITHER FHA OR PMI
   6878222      Full Doc              NEITHER FHA OR PMI
   6879484      Full Doc              NEITHER FHA OR PMI
   6879575      Full Doc              NEITHER FHA OR PMI
   6882988      Full Doc              NEITHER FHA OR PMI
   6883051      Full Doc              NEITHER FHA OR PMI
   6885013      Full Doc              NEITHER FHA OR PMI
   6885250      Full Doc              NEITHER FHA OR PMI
   6887530      Full Doc              NEITHER FHA OR PMI
   6889047      Full Doc              NEITHER FHA OR PMI
   6889557      Full Doc              NEITHER FHA OR PMI
   6892063      Full Doc              NEITHER FHA OR PMI
   6893452      Full Doc              NEITHER FHA OR PMI
   6896439      Full Doc              NEITHER FHA OR PMI
   6898321      Full Doc              NEITHER FHA OR PMI
   6898955      Full Doc              NEITHER FHA OR PMI
   6899288      Full Doc              NEITHER FHA OR PMI
   6899620      No Income             NEITHER FHA OR PMI
   6899732      Full Doc              NEITHER FHA OR PMI
   6900059      No Income             NEITHER FHA OR PMI
   6902145      Full Doc              NEITHER FHA OR PMI

                        MORSERV 1996-1 Loan Schedule                    Page 24

                                                                          Cash Out
Loan           PropType        Units   OccType   Purpose                       Amt    LTV      Appraisal     Sale Price
   6792397     Single Family      1    Primary   RATE/TERM REFINANCE            0   70.50     383,000.00              0
   6792580     Single Family      1    Primary   RATE/TERM REFINANCE            0   49.63     675,000.00              0
   6793607     Single Family      1    Primary   CASH OUT REFINANCE      4,727.23   63.06     444,000.00              0
   6798860     Single Family      1    Primary   CASH OUT REFINANCE     22,145.12   69.58     355,000.00              0
   6800123     CONDO              1    Primary   PURCHASE                       0   48.78     615,000.00     620,000.00
   6800757     COOP               1    Primary   RATE/TERM REFINANCE            0   69.23     650,000.00              0
   6804623     Single Family      1    Primary   RATE/TERM REFINANCE            0   78.95     285,000.00              0
   6805830     Single Family      1    Primary   CASH OUT REFINANCE    247,189.91   43.17     695,000.00              0
   6808497     Single Family      1    Primary   CASH OUT REFINANCE     11,859.00   69.57     575,000.00              0
   6810921     Single Family      1    Primary   CASH OUT REFINANCE      4,129.43   69.39     490,000.00              0
   6816531     Multi Family       2    Primary   CASH OUT REFINANCE    102,554.00   56.74     490,000.00              0
   6818901     Single Family      1    Primary   RATE/TERM REFINANCE            0   72.44     450,000.00              0
   6821815     Single Family      1    Primary   PURCHASE                       0   74.99     300,000.00     298,300.00
   6823300     Single Family      1    Primary   RATE/TERM REFINANCE            0   48.72   1,950,000.00              0
   6827516     CONDO              1    Primary   CASH OUT REFINANCE     11,631.54   61.11     540,000.00              0
   6847513     CONDO              1    Primary   PURCHASE                       0   74.74     290,000.00     285,000.00
   6848390     Single Family      1    Primary   RATE/TERM REFINANCE            0   67.58     330,000.00              0
   6853822     Single Family      1    Primary   RATE/TERM REFINANCE            0   68.18     440,000.00              0
   6860293     COOP               1    Primary   PURCHASE                       0   50.00     562,000.00     555,000.00
   6863145     CONDO              1    Primary   PURCHASE                       0   70.00     550,000.00     550,000.00
   6873681     Single Family      1    Primary   CASH OUT REFINANCE    126,436.00   75.00     475,000.00              0
   6874924     Multi Family       2    Vacation  RATE/TERM REFINANCE            0   48.13     750,000.00              0
   6878222     Single Family      1    Primary   RATE/TERM REFINANCE            0   44.66     580,000.00              0
   6879484     Single Family      1    Primary   CASH OUT REFINANCE      7,284.00   66.67     375,000.00              0
   6879575     Single Family      1    Primary   RATE/TERM REFINANCE            0   61.39     545,000.00              0
   6882988     COOP               1    Primary   RATE/TERM REFINANCE            0   69.44     360,000.00              0
   6883051     Single Family      1    Primary   PURCHASE                       0   39.27     990,000.00     988,000.00
   6885013     COOP               1    Primary   RATE/TERM REFINANCE            0   77.27     440,000.00              0
   6885250     Single Family      1    Primary   RATE/TERM REFINANCE            0   68.75     400,000.00              0
   6887530     Single Family      1    Primary   CASH OUT REFINANCE      3,595.00   57.14     440,000.00              0
   6889047     Single Family      1    Primary   CASH OUT REFINANCE      3,485.79   75.00     425,000.00              0
   6889557     Single Family      1    Primary   CASH OUT REFINANCE    485,008.00   80.00     625,000.00              0
   6892063     Single Family      1    Primary   RATE/TERM REFINANCE            0   72.56     328,000.00              0
   6893452     Single Family      1    Primary   CASH OUT REFINANCE    265,339.00   75.00     455,000.00              0
   6896439     COOP               1    Primary   CASH OUT REFINANCE     66,160.00   66.67     375,000.00              0
   6898321     COOP               1    Primary   PURCHASE                       0   75.00     684,000.00     675,000.00
   6898955     Single Family      1    Primary   RATE/TERM REFINANCE            0   79.20     375,000.00              0
   6899288     Single Family      1    Primary   RATE/TERM REFINANCE            0   31.08     740,000.00              0
   6899620     Single Family      1    Primary   CASH OUT REFINANCE      6,138.31   26.54   1,300,000.00              0
   6899732     Single Family      1    Primary   RATE/TERM REFINANCE            0   68.53     340,000.00              0
   6900059     Single Family      1    Primary   RATE/TERM REFINANCE            0   66.45     451,500.00              0
   6902145     COOP               1    Vacation  CASH OUT REFINANCE      3,752.97   60.98     615,000.00              0


                  Serv.
Loan                Fee   PO %
   6792397        0.20   2.857%
   6792580        0.25   0.000%
   6793607        0.25   0.000%
   6798860        0.25   0.000%
   6800123        0.20   1.071%
   6800757        0.20   1.071%
   6804623        0.25   0.000%
   6805830        0.25   0.000%
   6808497        0.20   1.071%
   6810921        0.25   0.000%
   6816531        0.20   2.857%
   6818901        0.20   4.643%
   6821815        0.25   0.000%
   6823300        0.20   8.214%
   6827516        0.25   0.000%
   6847513        0.20   2.857%
   6848390        0.25   0.000%
   6853822        0.20   4.643%
   6860293        0.20   1.071%
   6863145        0.20   4.643%
   6873681        0.20   2.857%
   6874924        0.20   1.071%
   6878222        0.20   4.643%
   6879484        0.20   4.643%
   6879575        0.20   6.429%
   6882988        0.20   8.214%
   6883051        0.20   2.857%
   6885013        0.20   6.429%
   6885250        0.20   8.214%
   6887530        0.20   6.429%
   6889047        0.20   6.429%
   6889557        0.20   8.214%
   6892063        0.20   8.214%
   6893452        0.20   8.214%
   6896439        0.20   2.857%
   6898321        0.20   8.214%
   6898955        0.20   8.214%
   6899288        0.20   8.214%
   6899620        0.20   6.429%
   6899732        0.20   6.429%
   6900059        0.20   6.429%
   6902145        0.20   6.429%

                        MORSERV 1996-1 Loan Schedule                    Page 25

Loan         Name                              Street                          City                     Zip
   6903873   ELLIOT J. PELLMAN                 7 HEMLOCK LANE                  ROSLYN HEIGHTS, NY       11577-0000
   6904639   SUSAN FRENCH                      1088 PARK AVENUE APT 8E         NEW YORK, NY             10128-0000
   6905234   JOHN E. ENGLES                    11 WEBB ROAD                    NORTH TARRYTOWN, NY      10591-0000
   6906292   RICHARD J. LYONS                  78 SOUTH LAKE SHORE DRIVE       BROOKFIELD, CT           06804-0000
   6910686   ARTIE CABASSO                     2019 EAST 2ND STREET            BROOKLYN,       NY       11223-0000
   6912400   SAM ROBERTS                       300 WEST 23RD ST., APT #21      NEW YORK,       NY       10011-0000
   6914326   CHARLES J. PILLAR                 140 PLAINVIEW ROAD              WOODBURY,       NY       11797-0000
   6917540   MARWAN W. ATALLAH                 77 83RD STREET                  BROOKLYN,       NY       11209-0000
   6917914   ALAN SARROFF                      43 MEADOW WOODS ROAD            LAKE SUCCESS,   NY       11020-0000
   6922029   FRANK SELVAGGI                    221 WEST 82ND STREET 11D        NEW YORK NY              10024-0000
   6922302   GEE B. LEW                        21 SOUTH END AVE #410           NEW YORK, NY             10280-0000
   6922404   JOHN L. TEEGER                    96 IVY WAY                      PORT WASHINGTON, NY      11050-0000
   6926529   LINDSAY W. DAVIS                  28 WEST 38TH STREET #8W         NEW YORK,       NY       10018-0000
   6927146   STEVEN H. YAROSLAWITZ             144 E 36TH STREET #7C & 7D      NEW YORK, NY             10016-0000
   6927725   MARTIN L ZWIREN                   30 BEECHWOOD ROAD               HARTSDALE,NY             10530-0000
   6928342   J BRADLEY MACKIMM                 9 BIRD LANE                     RYE, NY                  10580-0000
   6928830   DEAN P. GESTAL                    WALSH LANE                      GREENWICH, CT            06830-0000
   6932871   CLARK W. LACKERT                  41 SNOWBALL DRIVE               COLD SPRING HRBR, NY     11724-0000
   6934017   GEOFFREY P. JUDGE                 6 HEATHERWOOD LANE              QUOGUE,         NY       11959-0000
   6937106   WALTER H. KUHLENKAMP              21 OAK NECK LANE                WEST ISLIP, NY           11795-0000
   6939043   VIVIENNE E. SMITH                 1 CHESTNUT HILL NORTH           LOUDONVILLE, NY          12211-0000
   6939462   JEFFREY MARKOWITZ                 300 MADISON PLACE               JERICHO,   NY            11753-0000
   6940290   FRANK H. WOLF                     650 PARK AVENUE   APT. #8B      NEW YORK, NY             10022-0000
   6940472   ROSARIO ACQUISTA                  11-11 160TH STREET              WHITESTONE, NY           11357-0000
   6940621   NADINE MARDER                     JOBS LANE                       BRIDGEHAMPTON,  NY       11932-0000
   6942048   MANJUMMELKUDIYIL P. KURUVILLA     15 CEDAR RIDGE LANE             DIX HILLS NY             11746-0000
   6942092   STEVEN I. GOLDSTEIN               6 LOVELL ROAD                   NEW ROCHELLE, NY         10804-0000
   6942183   JOEL COOPER                       31 TERRY COURT                  SOUTHAMPTON, NY          11968-0000
   6942230   ANTHONY J. LOSCALZO               4 CHESTNUT WAY                  EAST HAMPTON, NY         11937-0000
   6942514   ROCHELLE SLOVIN                   333 CENTRAL PARK W.#73          NEW YORK,       NY       10025-0000
   6943244   RAFFAELE BORRIELLO                141 COMBS AVENUE                WOODMERE, NY             11598-0000
   6947733   ELLIOT BURNS                      604 DOUGLAS ROAD                CHAPPAQUA, NY            10514-0000
   6949375   ROISIN MEEGAN                     5 BRADLEY COURT                 SYOSSET, NY              11791-0000
   6949692   PHILIP G SLIVESTRI                115 4TH AVENUE APT 6F           NEW YORK, NY             10003-0000
   6949852   DOMINIQUE A. BROWNING             222 NYAC AVENUE                 PELHAM,NY                10803-0000
   6950148   DARIUS TORABY                     31 STRICKLAND ROAD              GREENWICH,    CT         06807-0000
   6950782   JOHN J. MCDONOUGH                 1 ARISTA DRIVE                  DIX HILLS, NY            11746-0000
   6951537   FRANK ZACCHINO                    311 E 38TH ST REET, #16A & 16B  NEW YORK, NY             10016-0000
   6954138   ALAN FIELDS                       30 ELIZABETH LANE               QUOGUE, NY               11959-0000
   6955006   STANLEY A. COHEN                  7 WEST 96TH STREET, APT. 3A     NEW YORK, NY             10025-0000
   6955017   THOMAS IZQUIERDO                  2 SEVEN SPRINGS COURT           LLOYD HARBOR, NY         11743-0000
   6957941   DOMINIC PRZECHODZKI               31 ASH STREET                   FLORAL PARK NY           11001-0000


Loan         County                Loan Amt             UPB   June 1 Balance
   6903873   Nassau              405,000.00      367,398.25       365,891.13
   6904639   New York            238,000.00      208,296.24       207,372.08
   6905234   Westchester         288,750.00      263,009.69       261,941.29
   6906292   Fairfield           240,000.00      218,195.61       217,293.04
   6910686   Kings               400,000.00      362,862.40       361,373.88
   6912400   New York            442,500.00      397,697.31       397,697.31
   6914326   Nassau              325,000.00      294,428.15       293,208.35
   6917540   Kings               325,000.00      286,979.28       285,727.89
   6917914   Nassau              493,000.00      444,944.03       443,084.23
   6922029   New York            275,000.00      248,693.38       248,693.38
   6922302   New York            242,000.00      218,887.84       217,965.40
   6922404   Nassau              330,000.00      300,301.58       299,070.57
   6926529   New York            250,000.00      225,858.59       224,922.93
   6927146   New York            225,300.00      204,751.33       203,903.60
   6927725   Westchester         220,000.00      199,279.14       198,453.28
   6928342   Westchester         240,000.00      218,401.11       217,505.83
   6928830   Fairfield           500,000.00      451,717.19       451,717.19
   6932871   Suffolk             300,000.00      272,146.66       271,030.26
   6934017   Suffolk             470,000.00      425,532.17       423,754.88
   6937106   Suffolk             279,000.00      258,800.34       257,817.04
   6939043   Albany              233,000.00      212,621.86       211,773.71
   6939462   Nassau              286,000.00      259,194.44       258,121.56
   6940290   New York            225,000.00      205,585.75       204,751.12
   6940472   Queens              288,750.00      264,045.26       262,981.79
   6940621   Suffolk             375,000.00      339,127.34       337,734.97
   6942048   Suffolk             239,250.00      216,715.19       215,817.06
   6942092   Westchester         333,000.00      303,315.00       302,082.86
   6942183   Suffolk             795,000.00      722,773.11       719,783.36
   6942230   Suffolk             372,000.00      338,203.26       336,804.28
   6942514   New York            260,000.00      236,087.96       235,128.18
   6943244   Nassau              490,000.00      445,903.56       444,100.40
   6947733   Westchester         577,000.00      532,762.76       530,699.39
   6949375   Nassau              400,000.00      361,382.01       361,382.01
   6949692   New York            270,000.00      224,383.78       223,270.31
   6949852   Westchester         380,600.00      344,822.39       343,394.05
   6950148   Fairfield           404,000.00      355,857.34       354,293.01
   6950782   Suffolk             278,500.00      253,137.03       252,089.34
   6951537   New York            275,000.00      250,892.26       249,890.89
   6954138   Suffolk             450,000.00      410,799.83       409,116.81
   6955006   New York            218,600.00      200,095.51       199,297.89
   6955017   Suffolk             575,000.00      526,039.92       523,940.22
   6957941   Queens              232,500.00      211,773.82       210,913.54

                        MORSERV 1996-1 Loan Schedule                    Page 26

                           Sch Rem     Act Rem                                      First        Final
Loan           Age   Term     Term        Term    Rate        PI      Closed      Payment      Payment    Paid To
   6903873      28    180      152         152   6.875  3,612.01   07-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   6904639      28    180      152         143   7.000  2,139.22   11-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   6905234      27    180      153         153   6.875  2,575.23   24-Feb-94    01-Apr-94  01-Mar-2009   01-May-96
   6906292      27    180      153         153   6.625  2,107.19   11-Feb-94    01-Apr-94  01-Mar-2009   01-May-96
   6910686      28    180      152         152   6.875  3,567.42   06-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   6912400      29    180      151         151   6.750  3,915.73   23-Dec-93    01-Feb-94  01-Jan-2009   01-Jun-96
   6914326      28    180      152         152   6.750  2,875.96   14-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   6917540      36    180      145         145   7.000  2,925.44   10-Jun-93    01-Jul-93  01-Jul-2008   01-May-96
   6917914      29    180      151         151   6.750  4,362.61   17-Dec-93    01-Feb-94  01-Jan-2009   01-May-96
   6922029      28    180      152         152   7.000  2,471.78   20-Jan-94    01-Mar-94  01-Feb-2009   01-Jun-96
   6922302      28    180      152         152   6.500  2,108.08   21-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   6922404      27    180      153         153   6.750  2,920.21   31-Jan-94    01-Apr-94  01-Mar-2009   01-May-96
   6926529      29    180      151         151   6.875  2,229.64   16-Dec-93    01-Feb-94  01-Jan-2009   01-May-96
   6927146      26    180      154         153   6.625  1,978.13   04-Mar-94    01-May-94  01-Apr-2009   01-May-96
   6927725      28    180      152         152   6.750  1,946.81   24-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   6928342      27    180      153         153   6.750  2,123.79   01-Feb-94    01-Apr-94  01-Mar-2009   01-May-96
   6928830      28    180      152         152   6.875  4,459.28   13-Jan-94    01-Mar-94  01-Feb-2009   01-Jun-96
   6932871      28    180      152         152   6.875  2,675.57   11-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   6934017      28    180      152         152   6.625  4,126.58   04-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   6937106      23    180      157         157   7.250  2,546.89   07-Jun-94    01-Aug-94  01-Jul-2009   01-May-96
   6939043      27    180      153         153   7.125  2,110.59   23-Feb-94    01-Apr-94  01-Mar-2009   01-May-96
   6939462      28    180      152         152   6.750  2,530.85   11-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   6940290      26    180      154         154   6.750  1,991.05   03-Mar-94    01-May-94  01-Apr-2009   01-May-96
   6940472      26    180      154         154   6.875  2,576.23   01-Mar-94    01-May-94  01-Apr-2009   01-May-96
   6940621      29    180      151         151   7.000  3,370.61   22-Dec-93    01-Feb-94  01-Jan-2009   01-May-96
   6942048      28    180      152         152   6.750  2,117.15   13-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   6942092      27    180      153         153   6.875  2,969.88   24-Feb-94    01-Apr-94  01-Mar-2009   01-May-96
   6942183      27    180      153         153   6.625  6,980.06   03-Feb-94    01-Apr-94  01-Mar-2009   01-May-96
   6942230      27    180      153         153   6.625  3,266.14   28-Jan-94    01-Apr-94  01-Mar-2009   01-May-96
   6942514      28    180      152         152   7.000  2,336.96   06-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   6943244      27    180      153         153   7.000  4,404.26   28-Jan-94    01-Apr-94  01-Mar-2009   01-May-96
   6947733      24    180      156         156   7.125  5,226.65   17-May-94    01-Jul-94  01-Jun-2009   01-May-96
   6949375      27    180      153         152   6.875  3,567.42   18-Feb-94    01-Apr-94  01-Mar-2009   01-Jun-96
   6949692      27    180      153         132   7.125  2,445.75   04-Feb-94    01-Apr-94  01-Mar-2009   01-May-96
   6949852      28    180      152         152   6.750  3,367.97   19-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   6950148      28    180      152         145   6.875  3,603.10   20-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   6950782      27    180      153         153   6.625  2,445.22   22-Feb-94    01-Apr-94  01-Mar-2009   01-May-96
   6951537      27    180      153         153   7.125  2,491.04   14-Feb-94    01-Apr-94  01-Mar-2009   01-May-96
   6954138      26    180      154         154   6.625  3,950.98   28-Feb-94    01-May-94  01-Apr-2009   01-May-96
   6955006      26    180      154         154   7.000  1,964.84   30-Mar-94    01-May-94  01-Apr-2009   01-May-96
   6955017      26    180      154         154   7.000  5,168.27   10-Mar-94    01-May-94  01-Apr-2009   01-May-96
   6957941      27    180      153         153   6.875  2,073.57   03-Feb-94    01-Apr-94  01-Mar-2009   01-May-96



Loan            Document Type         MI Company
   6903873      Full Doc              NEITHER FHA OR PMI
   6904639      Full Doc              NEITHER FHA OR PMI
   6905234      Full Doc              NEITHER FHA OR PMI
   6906292      Full Doc              NEITHER FHA OR PMI
   6910686      Full Doc              NEITHER FHA OR PMI
   6912400      Full Doc              NEITHER FHA OR PMI
   6914326      Full Doc              NEITHER FHA OR PMI
   6917540      Full Doc              NEITHER FHA OR PMI
   6917914      Full Doc              NEITHER FHA OR PMI
   6922029      Full Doc              M.G.I.C.
   6922302      Full Doc              NEITHER FHA OR PMI
   6922404      No Income             NEITHER FHA OR PMI
   6926529      Full Doc              NEITHER FHA OR PMI
   6927146      Full Doc              NEITHER FHA OR PMI
   6927725      Full Doc              NEITHER FHA OR PMI
   6928342      Full Doc              NEITHER FHA OR PMI
   6928830      Full Doc              NEITHER FHA OR PMI
   6932871      Full Doc              NEITHER FHA OR PMI
   6934017      Full Doc              NEITHER FHA OR PMI
   6937106      Full Doc              NEITHER FHA OR PMI
   6939043      Full Doc              NEITHER FHA OR PMI
   6939462      Full Doc              NEITHER FHA OR PMI
   6940290      Full Doc              NEITHER FHA OR PMI
   6940472      Full Doc              NEITHER FHA OR PMI
   6940621      No Income             NEITHER FHA OR PMI
   6942048      Full Doc              NEITHER FHA OR PMI
   6942092      Full Doc              G.E. MORTGAGE INSUARNCE CO
   6942183      Full Doc              NEITHER FHA OR PMI
   6942230      Full Doc              NEITHER FHA OR PMI
   6942514      Full Doc              NEITHER FHA OR PMI
   6943244      Full Doc              NEITHER FHA OR PMI
   6947733      Full Doc              NEITHER FHA OR PMI
   6949375      Full Doc              NEITHER FHA OR PMI
   6949692      Full Doc              NEITHER FHA OR PMI
   6949852      Full Doc              NEITHER FHA OR PMI
   6950148      Full Doc              NEITHER FHA OR PMI
   6950782      Full Doc              NEITHER FHA OR PMI
   6951537      Full Doc              NEITHER FHA OR PMI
   6954138      Full Doc              NEITHER FHA OR PMI
   6955006      Full Doc              NEITHER FHA OR PMI
   6955017      Full Doc              NEITHER FHA OR PMI
   6957941      Full Doc              NEITHER FHA OR PMI

                        MORSERV 1996-1 Loan Schedule                    Page 27

                                                                          Cash Out
Loan           PropType        Units   OccType   Purpose                       Amt    LTV      Appraisal     Sale Price
   6903873     Single Family      1    Primary   RATE/TERM REFINANCE            0   59.12     685,000.00              0
   6904639     COOP               1    Primary   CASH OUT REFINANCE      2,490.00   23.80   1,000,000.00              0
   6905234     Single Family      1    Primary   RATE/TERM REFINANCE            0   75.00     385,000.00              0
   6906292     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     300,000.00              0
   6910686     Single Family      1    Primary   CASH OUT REFINANCE    113,106.41   61.54     650,000.00              0
   6912400     COOP               1    Primary   RATE/TERM REFINANCE            0   75.00     590,000.00              0
   6914326     Single Family      1    Primary   CASH OUT REFINANCE     25,785.00   64.36     505,000.00              0
   6917540     Single Family      1    Primary   RATE/TERM REFINANCE       904.33   41.94     775,000.00              0
   6917914     Single Family      1    Primary   RATE/TERM REFINANCE            0   70.94     695,000.00              0
   6922029     COOP               1    Primary   RATE/TERM REFINANCE            0   93.22     295,000.00              0
   6922302     CONDO              1    Primary   RATE/TERM REFINANCE            0   73.89     327,500.00              0
   6922404     Single Family      1    Primary   RATE/TERM REFINANCE            0   71.74     460,000.00              0
   6926529     COOP               1    Primary   RATE/TERM REFINANCE            0   69.44     360,000.00              0
   6927146     COOP               1    Primary   CASH OUT REFINANCE      3,028.95   56.33     400,000.00              0
   6927725     Single Family      1    Primary   RATE/TERM REFINANCE            0   75.86     290,000.00              0
   6928342     Single Family      1    Primary   CASH OUT REFINANCE     43,255.00   25.26     950,000.00              0
   6928830     Single Family      1    Primary   CASH OUT REFINANCE    239,038.00   22.73   2,200,000.00              0
   6932871     Single Family      1    Primary   RATE/TERM REFINANCE     2,460.33   59.41     505,000.00              0
   6934017     Single Family      1    Vacation  RATE/TERM REFINANCE     1,884.03   55.29     850,000.00              0
   6937106     Single Family      1    Primary   RATE/TERM REFINANCE            0   74.40     375,000.00              0
   6939043     Single Family      1    Primary   RATE/TERM REFINANCE            0   72.81     320,000.00              0
   6939462     Single Family      1    Primary   CASH OUT REFINANCE      3,922.85   75.26     380,000.00              0
   6940290     COOP               1    Primary   PURCHASE                       0   32.85     710,000.00     685,000.00
   6940472     Single Family      1    Primary   CASH OUT REFINANCE     43,627.00   62.77     460,000.00              0
   6940621     Single Family      1    Primary   RATE/TERM REFINANCE            0   75.00     500,000.00              0
   6942048     Single Family      1    Primary   CASH OUT REFINANCE     51,711.39   75.00     319,000.00              0
   6942092     Single Family      1    Primary   RATE/TERM REFINANCE            0   90.00     370,000.00              0
   6942183     Single Family      1    Primary   RATE/TERM REFINANCE            0   79.50   1,000,000.00              0
   6942230     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     465,000.00              0
   6942514     COOP               1    Primary   CASH OUT REFINANCE     54,492.00   38.52     675,000.00              0
   6943244     Single Family      1    Primary   RATE/TERM REFINANCE            0   62.42     785,000.00              0
   6947733     Single Family      1    Primary   RATE/TERM REFINANCE            0   72.13     800,000.00              0
   6949375     Single Family      1    Primary   PURCHASE                       0   68.97     580,000.00     620,000.00
   6949692     CONDO              1    Primary   RATE/TERM REFINANCE     1,472.00   61.36     440,000.00              0
   6949852     Single Family      1    Primary   RATE/TERM REFINANCE            0   60.41     630,000.00              0
   6950148     Single Family      1    Primary   RATE/TERM REFINANCE            0   61.21     660,000.00              0
   6950782     Single Family      1    Primary   RATE/TERM REFINANCE            0   74.27     375,000.00              0
   6951537     CONDO              1    Primary   CASH OUT REFINANCE    120,453.01   68.92     399,000.00              0
   6954138     Single Family      1    Vacation  RATE/TERM REFINANCE            0   74.75     602,000.00              0
   6955006     Single Family      1    Primary   PURCHASE                       0   74.99     293,000.00     291,500.00
   6955017     Single Family      1    Primary   RATE/TERM REFINANCE            0   54.76   1,050,000.00              0
   6957941     Single Family      1    Primary   CASH OUT REFINANCE      3,844.00   75.00     310,000.00              0


                 Serv.
Loan               Fee   PO %
   6903873       0.20   4.643%
   6904639       0.20   2.857%
   6905234       0.20   4.643%
   6906292       0.20   8.214%
   6910686       0.20   4.643%
   6912400       0.20   6.429%
   6914326       0.20   6.429%
   6917540       0.20   2.857%
   6917914       0.20   6.429%
   6922029       0.20   2.857%
   6922302       0.20  10.000%
   6922404       0.20   6.429%
   6926529       0.20   4.643%
   6927146       0.20   8.214%
   6927725       0.20   6.429%
   6928342       0.20   6.429%
   6928830       0.20   4.643%
   6932871       0.20   4.643%
   6934017       0.20   8.214%
   6937106       0.25   0.000%
   6939043       0.20   1.071%
   6939462       0.20   6.429%
   6940290       0.20   6.429%
   6940472       0.20   4.643%
   6940621       0.20   2.857%
   6942048       0.20   6.429%
   6942092       0.20   4.643%
   6942183       0.20   8.214%
   6942230       0.20   8.214%
   6942514       0.20   2.857%
   6943244       0.20   2.857%
   6947733       0.20   1.071%
   6949375       0.20   4.643%
   6949692       0.20   1.071%
   6949852       0.20   6.429%
   6950148       0.20   4.643%
   6950782       0.20   8.214%
   6951537       0.20   1.071%
   6954138       0.20   8.214%
   6955006       0.20   2.857%
   6955017       0.20   2.857%
   6957941       0.20   4.643%

                        MORSERV 1996-1 Loan Schedule                    Page 28

Loan         Name                              Street                          City                     Zip
   6958591   DANUTA BENJAMIN                   45 EAST 25TH STREET #32C        NEW YORK, NY             10010-0000
   6961494   SORAYA F. DE MERER                230 E. 73RD STREET, APT 11B     NEW YORK, NY             10021-0000
   6962690   RENEE A. DOUMMAR                  210 FLEMING LANE                FAIRFIELD, CT            06430-0000
   6963026   ROBERT LANG                       11 ISLAND BAY CIRCLE            GUILFORD CT              06437-0000
   6963558   NOEL  COMESS                      800 WEST END AVE, APT. 8C       NEW YORK, NY             10025-0000
   6965043   GERALD L. TAYLOR                  NORRIS LANE                     BRIDGEHAMPTON, NY        11932-0000
   6965429   EMILIO TSEMING YANG               217-31 54TH AVE                 BAYSIDE, NY              11360-0000
   6966534   PETER E CHRISTENSEN               3 WHEATON WAY                   WATERMILL, NY            11976-0000
   6966760   CHESTER TONG                      10 WALNUT LANE                  MANHASSET, NY            11030-0000
   6967082   ALAN SHABOT                       2114 AVENUE S                   BROOKLYN, NY             11229-0000
   6967719   ELAINE CLAYMAN                    630 FIRST AVENUE #35H           NEW YORK, NY             10016-0000
   6968019   BARRY H. DIMSON                   1016 FIFTH AVENUE #7D           NEW YORK, NY             10022-0000
   6968573   STEVE BIANCO                      13 HOBBY FARM DRIVE             BEDFORD, NY              10506-0000
   6970054   EDWARD N. COUGHLIN                40 VROOM AVENUE                 SPRING LAKE, NJ          07762-0000
   6972730   RICHARD N. RUNES                  355 LOCUST AVENUE               RYE, NY                  10580-0000
   6976390   ROBERT ADLER                      1 IVY WALK                      SEAVIEW, NY              11770-0000
   6977188   MARC GERSHWIN                     101 CENTRAL PARK W #15A         NEW YORK, NY             10023-0000
   6977246   TAKIS ANOUSSIS                    530 MILL POND LANE              WATERMILL, NY            11976-0000
   6977869   DAVID M. RUBIN                    113 WEST 88TH STREET            NEW YORK, NY             10024-0000
   6978442   SHEKHAR BHANSALI                  36 HAVERFORD ROAD               SCARSDALE, NY            10583-0000
   6978522   KEITH DEVRIES                     11 FIFTH AVENUE #12H & 12J      NEW YORK, NY             10003-0000
   6978850   ROBERT M. BERNSTEIN               65 CENTRAL PARK WEST APT 4B     NEW YORK, NY             10023-0000
   6980273   WILLIAM G. FINCK                  372 GROSVENOR STREET            DOUGLAS MANOR, NY        11363-0000
   6980794   MICHAEL H. SACKS                  320 WEST 86TH STREET #2A        NEW YORK, NY             10024-0000
   6981990   STEVEN P. SELTZER                 3 NANCY COURT                   FLOWER HILL, NY          11030-0000
   6982916   JOEL I. PAPERNIK                  174 MOONEY HILL ROAD            KENT, NY                 12531-0000
   6984150   MICHAEL H. HAYMES                 612A SHORE WALK                 FIRE ISLAND PINES, NY    11782-0000
   6984977   JOSEPH L. CATANZANO               5 MIDDLEVILLE ROAD              NORTHPORT, NY            11768-0000
   6985470   LOUIS F. BURKE                    35 EAST 85TH STREET 2G/F        NEW YORK, NY             10028-0000
   6986928   ELLIOT E. SERURE                  1137 EAST 7TH STREET            BROOKLYN, NY             11230-0000
   6987374   RICHARD A BACKER                  9 FOREST PLACE                  NEW ROCHELLE, NY         10804-0000
   7558679   HIRSCH WOLF                       1178 EAST 9TH ST                BROOKLYN,       NY       11230-0000
   7601348   LARRY L. SHRYOCK                  4617 BREEZY POINT DR            KINGWOOD,       TX       77345-0000
   7601520   IAN STRECKER                      9167 BRIAR FOREST               HOUSTON,        TX       77024-0000
   7601596   CURTIS M. BALDWIN JR              1580 CONTINENTAL LANE           BEAUMONT,       TX       77706-0000
   7601632   JOSEPH H. PYNE                    3408 OVERBROOK LANE             HOUSTON,        TX       77027-0000
   7601687   JEFFREY P. ELIAS                  900 BERKSHIRE WAY               FAIRVIEW,       TX       75069-0000
   7601756   RICHARD M. ALEXANDER              11525 QUAIL HOLLOW LANE         HOUSTON,        TX       77024-0000
   7601767   JACK D. CARLSON                   11623 CHARTWELL COURT           HOUSTON,        TX       77024-0000
   7601814   ATILLA ERTAN                      6337 MERCER AVENUE              HOUSTON,        TX       77005-0000
   7601825   HARRY ROSENTHAL JR                3525 RANCH VIEW TERRACE         FT WORTH,       TX       76109-0000
   7601836   STEPHEN W. GURASICH               16100 AVE DU CHATEAU DOR        AUSTIN,         TX       78734-0000


Loan         County                Loan Amt             UPB   June 1 Balance
   6958591   New York            210,000.00      194,055.66       193,311.06
   6961494   New York            250,000.00      228,343.45       227,440.87
   6962690   Fairfield           277,500.00      252,519.57       251,484.36
   6963026   New Haven           460,000.00      418,208.28       416,478.36
   6963558   New York            280,000.00      255,023.36       255,023.36
   6965043   Suffolk             320,000.00      290,508.43       289,326.80
   6965429   Queens              232,800.00      212,243.86       211,389.47
   6966534   Suffolk             878,000.00      804,384.80       801,207.63
   6966760   Nassau              600,000.00      554,445.29       552,317.88
   6967082   Kings               336,000.00      308,512.74       307,283.62
   6967719   New York            240,000.00      217,293.04       217,293.04
   6968019   New York            375,000.00      342,202.64       340,837.60
   6968573   Westchester         500,000.00      419,485.58       417,429.60
   6970054   Monmouth            820,500.00      758,701.54       755,708.55
   6972730   Westchester         720,000.00      666,393.06       663,883.53
   6976390   Suffolk             300,000.00      274,114.43       273,001.59
   6977188   New York            317,000.00      289,385.53       288,199.93
   6977246   Suffolk             349,000.00      316,095.20       314,776.11
   6977869   New York            400,000.00      364,972.24       363,475.21
   6978442   New York            495,000.00      448,605.94       448,605.94
   6978522   New York            249,000.00      228,825.23       227,921.95
   6978850   New York            264,000.00      243,715.64       242,784.88
   6980273   Queens              272,000.00      249,445.50       249,445.50
   6980794   New York            250,000.00      231,203.32       230,324.45
   6981990   Nassau              425,000.00      387,977.62       386,388.10
   6982916   Putnam              260,000.00      238,365.53       237,405.57
   6984150   Suffolk             360,000.00      330,265.14       328,937.20
   6984977   Suffolk             240,000.00      221,239.09       220,366.15
   6985470   New York            300,000.00      276,880.08       275,806.56
   6986928   Kings               466,600.00      428,060.47       426,339.32
   6987374   Westchester         300,000.00      275,166.14       274,059.22
   7558679   Kings               304,000.00      258,793.92       257,593.26
   7601348   Harris              210,000.00      180,436.75       179,629.12
   7601520   Harris              253,800.00      219,348.87       218,385.76
   7601596   Jefferson           248,000.00      213,702.94       212,748.73
   7601632   Harris              267,750.00      229,581.76       228,544.21
   7601687   Collin              293,000.00      250,323.03       249,149.68
   7601756   Harris              700,000.00      602,805.68       600,109.86
   7601767   Harris              350,000.00      299,411.35       298,038.12
   7601814   Harris              431,400.00      371,790.69       370,131.17
   7601825   Tarrant             750,000.00      639,619.11       639,619.11
   7601836   Travis              350,000.00      300,528.76       299,181.40

                        MORSERV 1996-1 Loan Schedule                    Page 29

                           Sch Rem     Act Rem                                      First        Final
Loan           Age   Term     Term        Term    Rate        PI      Closed      Payment      Payment    Paid To
   6958591      24    180      156         156   7.250  1,917.02   02-May-94    01-Jul-94  01-Jun-2009   01-May-96
   6961494      27    180      153         153   7.250  2,282.16   11-Feb-94    01-Apr-94  01-Mar-2009   01-May-96
   6962690      27    180      153         153   6.750  2,455.63   04-Feb-94    01-Apr-94  01-Mar-2009   01-May-96
   6963026      27    180      153         153   6.625  4,038.78   31-Jan-94    01-Apr-94  01-Mar-2009   01-May-96
   6963558      26    180      154         154   6.875  2,497.20   21-Mar-94    01-May-94  01-Apr-2009   01-Jun-96
   6965043      28    180      152         152   7.000  2,876.26   28-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   6965429      27    180      153         153   7.000  2,092.48   25-Feb-94    01-Apr-94  01-Mar-2009   01-May-96
   6966534      26    180      154         154   7.125  7,953.20   09-Mar-94    01-May-94  01-Apr-2009   01-May-96
   6966760      24    180      156         156   7.250  5,477.18   29-Apr-94    01-Jul-94  01-Jun-2009   01-May-96
   6967082      25    180      155         155   6.875  2,996.64   20-Apr-94    01-Jun-94  01-May-2009   01-May-96
   6967719      27    180      153         153   6.625  2,107.19   22-Feb-94    01-Apr-94  01-Mar-2009   01-Jun-96
   6968019      27    180      153         153   7.125  3,396.87   28-Feb-94    01-Apr-94  01-Mar-2009   01-May-96
   6968573      26    180      154         135   6.875  4,459.28   22-Mar-94    01-May-94  01-Apr-2009   01-May-96
   6970054      23    180      157         157   6.750  7,260.69   03-Jun-94    01-Aug-94  01-Jul-2009   01-May-96
   6972730      24    180      156         156   7.500  6,674.49   16-May-94    01-Jul-94  01-Jun-2009   01-May-96
   6976390      26    180      154         154   6.750  2,654.73   11-Mar-94    01-May-94  01-Apr-2009   01-May-96
   6977188      26    180      154         154   6.625  2,783.25   28-Mar-94    01-May-94  01-Apr-2009   01-May-96
   6977246      25    180      155         152   6.625  3,064.20   25-Apr-94    01-Jun-94  01-May-2009   01-May-96
   6977869      26    180      154         154   6.625  3,511.98   14-Mar-94    01-May-94  01-Apr-2009   01-May-96
   6978442      27    180      153         153   6.750  4,380.31   18-Feb-94    01-Apr-94  01-Mar-2009   01-Jun-96
   6978522      25    180      155         155   7.000  2,238.09   19-Apr-94    01-Jun-94  01-May-2009   01-May-96
   6978850      24    180      156         156   7.375  2,428.60   29-Apr-94    01-Jul-94  01-Jun-2009   01-May-96
   6980273      24    180      156         156   6.750  2,406.96   19-May-94    01-Jul-94  01-Jun-2009   01-Jun-96
   6980794      24    180      156         156   7.375  2,299.81   27-Apr-94    01-Jul-94  01-Jun-2009   01-May-96
   6981990      26    180      154         154   6.625  3,731.48   22-Mar-94    01-May-94  01-Apr-2009   01-May-96
   6982916      25    180      155         155   6.750  2,300.77   31-Mar-94    01-Jun-94  01-May-2009   01-May-96
   6984150      25    180      155         155   6.750  3,185.68   31-Mar-94    01-Jun-94  01-May-2009   01-May-96
   6984977      24    180      156         156   6.875  2,140.46   28-Apr-94    01-Jul-94  01-Jun-2009   01-May-96
   6985470      24    180      156         156   7.125  2,717.50   16-May-94    01-Jul-94  01-Jun-2009   01-May-96
   6986928      25    180      155         155   6.750  4,128.99   22-Apr-94    01-Jun-94  01-May-2009   01-May-96
   6987374      25    180      155         155   6.750  2,654.73   12-Apr-94    01-Jun-94  01-May-2009   01-May-96
   7558679      44    180      136         136   7.500  2,818.12   08-Sep-92    01-Nov-92  01-Oct-2007   01-May-96
   7601348      43    180      137         137   7.875  1,991.75   16-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   7601520      42    180      138         138   8.000  2,425.44   13-Nov-92    01-Jan-93  01-Dec-2007   01-May-96
   7601596      42    180      138         138   7.750  2,334.37   20-Nov-92    01-Jan-93  01-Dec-2007   01-May-96
   7601632      43    180      137         137   7.750  2,520.27   28-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   7601687      42    180      138         138   7.000  2,633.57   06-Nov-92    01-Jan-93  01-Dec-2007   01-May-96
   7601756      42    180      138         138   7.750  6,588.94   16-Nov-92    01-Jan-93  01-Dec-2007   01-May-96
   7601767      43    180      137         137   7.500  3,244.55   09-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   7601814      42    180      138         138   7.750  4,060.67   13-Nov-92    01-Jan-93  01-Dec-2007   01-May-96
   7601825      43    180      137         137   7.625  7,005.98   30-Oct-92    01-Dec-92  01-Nov-2007   01-Jun-96
   7601836      43    180      137         137   7.875  3,319.58   01-Oct-92    01-Dec-92  01-Nov-2007   01-May-96



Loan           Document Type         MI Company
   6958591     Full Doc              NEITHER FHA OR PMI
   6961494     No Income             NEITHER FHA OR PMI
   6962690     No Income             NEITHER FHA OR PMI
   6963026     No Income/No Asset    NEITHER FHA OR PMI
   6963558     Full Doc              NEITHER FHA OR PMI
   6965043     Full Doc              NEITHER FHA OR PMI
   6965429     No Income             NEITHER FHA OR PMI
   6966534     Full Doc              NEITHER FHA OR PMI
   6966760     Full Doc              NEITHER FHA OR PMI
   6967082     Full Doc              NEITHER FHA OR PMI
   6967719     No Income/No Asset    NEITHER FHA OR PMI
   6968019     Full Doc              NEITHER FHA OR PMI
   6968573     Full Doc              NEITHER FHA OR PMI
   6970054     No Income             NEITHER FHA OR PMI
   6972730     Full Doc              NEITHER FHA OR PMI
   6976390     Full Doc              NEITHER FHA OR PMI
   6977188     Full Doc              NEITHER FHA OR PMI
   6977246     Full Doc              NEITHER FHA OR PMI
   6977869     Full Doc              NEITHER FHA OR PMI
   6978442     No Income             NEITHER FHA OR PMI
   6978522     Full Doc              NEITHER FHA OR PMI
   6978850     Full Doc              NEITHER FHA OR PMI
   6980273     Full Doc              NEITHER FHA OR PMI
   6980794     Full Doc              NEITHER FHA OR PMI
   6981990     No Income/No Asset    NEITHER FHA OR PMI
   6982916     Full Doc              NEITHER FHA OR PMI
   6984150     Full Doc              NEITHER FHA OR PMI
   6984977     Full Doc              NEITHER FHA OR PMI
   6985470     No Income             NEITHER FHA OR PMI
   6986928     Full Doc              NEITHER FHA OR PMI
   6987374     Full Doc              NEITHER FHA OR PMI
   7558679     No Income/No Asset    NEITHER FHA OR PMI
   7601348     Full Doc              NEITHER FHA OR PMI
   7601520     Full Doc              NEITHER FHA OR PMI
   7601596     Full Doc              NEITHER FHA OR PMI
   7601632     Full Doc              NEITHER FHA OR PMI
   7601687     Full Doc              NEITHER FHA OR PMI
   7601756     Full Doc              NEITHER FHA OR PMI
   7601767     Full Doc              NEITHER FHA OR PMI
   7601814     Full Doc              NEITHER FHA OR PMI
   7601825     Full Doc              NEITHER FHA OR PMI
   7601836     No Income             NEITHER FHA OR PMI

                        MORSERV 1996-1 Loan Schedule                    Page 30

                                                                          Cash Out
Loan           PropType        Units   OccType   Purpose                       Amt    LTV      Appraisal     Sale Price
   6958591     CONDO              1    Primary   RATE/TERM REFINANCE            0   54.55     385,000.00              0
   6961494     COOP               1    Primary   CASH OUT REFINANCE      5,508.41   55.56     450,000.00              0
   6962690     Single Family      1    Primary   RATE/TERM REFINANCE            0   75.00     370,000.00              0
   6963026     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     575,000.00              0
   6963558     COOP               1    Primary   CASH OUT REFINANCE     40,315.42   70.00     400,000.00              0
   6965043     Single Family      1    Primary   PURCHASE                       0   80.00     400,000.00     400,000.00
   6965429     Single Family      1    Primary   PURCHASE                       0   74.98     312,000.00     310,500.00
   6966534     Single Family      1    Vacation  RATE/TERM REFINANCE            0   62.71   1,400,000.00              0
   6966760     Single Family      1    Primary   RATE/TERM REFINANCE            0   75.00     800,000.00              0
   6967082     Single Family      1    Primary   CASH OUT REFINANCE     68,760.00   75.00     448,000.00              0
   6967719     CONDO              1    Primary   RATE/TERM REFINANCE            0   77.42     310,000.00              0
   6968019     COOP               1    Primary   PURCHASE                       0   50.00     776,000.00     750,000.00
   6968573     Single Family      1    Primary   PURCHASE                       0   50.25   1,010,000.00     995,000.00
   6970054     Single Family      1    Primary   RATE/TERM REFINANCE            0   74.59   1,100,000.00              0
   6972730     Single Family      1    Primary   RATE/TERM REFINANCE     1,404.95   80.00     900,000.00              0
   6976390     Single Family      1    Vacation  RATE/TERM REFINANCE            0   54.35     552,000.00              0
   6977188     COOP               1    Primary   CASH OUT REFINANCE      4,276.00   30.78   1,030,000.00              0
   6977246     Single Family      1    Vacation  RATE/TERM REFINANCE       505.69   78.43     445,000.00              0
   6977869     Single Family      1    Primary   CASH OUT REFINANCE    221,441.56   48.78     820,000.00              0
   6978442     Single Family      1    Primary   PURCHASE                       0   49.75   1,000,000.00     995,000.00
   6978522     COOP               1    Primary   PURCHASE                       0   60.00     415,000.00     415,000.00
   6978850     COOP               1    Primary   RATE/TERM REFINANCE         31.3   40.62     650,000.00              0
   6980273     Single Family      1    Primary   PURCHASE                       0   49.91     550,000.00     545,000.00
   6980794     COOP               1    Primary   CASH OUT REFINANCE    153,442.17   41.67     600,000.00              0
   6981990     Single Family      1    Primary   RATE/TERM REFINANCE            0   66.41     640,000.00              0
   6982916     Single Family      1    Vacation  RATE/TERM REFINANCE            0   80.00     325,000.00              0
   6984150     Single Family      1    Vacation  CASH OUT REFINANCE      5,174.78   68.57     525,000.00              0
   6984977     Single Family      1    Primary   RATE/TERM REFINANCE       418.87   72.73     330,000.00              0
   6985470     COOP               1    Primary   CASH OUT REFINANCE      5,550.68   46.30     648,000.00              0
   6986928     Single Family      1    Primary   RATE/TERM REFINANCE            0   54.89     850,000.00              0
   6987374     Single Family      1    Primary   CASH OUT REFINANCE     38,453.08   73.17     410,000.00              0
   7558679     Multi Family       2    Primary   RATE/TERM REFINANCE            0   80.00     380,000.00              0
   7601348     Single Family      1    Primary   RATE/TERM REFINANCE            0   79.25     265,000.00              0
   7601520     Single Family      1    Primary   RATE/TERM REFINANCE            0   43.39     585,000.00              0
   7601596     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     310,000.00              0
   7601632     Single Family      1    Primary   RATE/TERM REFINANCE            0   45.00     595,000.00              0
   7601687     Single Family      1    Primary   RATE/TERM REFINANCE            0   75.13     390,000.00              0
   7601756     Single Family      1    Primary   PURCHASE                       0   68.29   1,025,000.00   1,025,000.00
   7601767     Single Family      1    Primary   PURCHASE                       0   71.75     520,000.00     487,824.00
   7601814     Single Family      1    Primary   RATE/TERM REFINANCE            0   72.50     595,000.00              0
   7601825     Single Family      1    Primary   RATE/TERM REFINANCE            0   68.18   1,100,000.00              0
   7601836     Single Family      1    Primary   RATE/TERM REFINANCE            0   34.31   1,020,000.00              0


                Serv.
Loan              Fee   PO %
   6958591      0.25   0.000%
   6961494      0.25   0.000%
   6962690      0.20   6.429%
   6963026      0.20   8.214%
   6963558      0.20   4.643%
   6965043      0.20   2.857%
   6965429      0.20   2.857%
   6966534      0.20   1.071%
   6966760      0.25   0.000%
   6967082      0.20   4.643%
   6967719      0.20   8.214%
   6968019      0.20   1.071%
   6968573      0.20   4.643%
   6970054      0.20   6.429%
   6972730      0.25   0.000%
   6976390      0.20   6.429%
   6977188      0.20   8.214%
   6977246      0.20   8.214%
   6977869      0.20   8.214%
   6978442      0.20   6.429%
   6978522      0.20   2.857%
   6978850      0.25   0.000%
   6980273      0.20   6.429%
   6980794      0.25   0.000%
   6981990      0.20   8.214%
   6982916      0.20   6.429%
   6984150      0.20   6.429%
   6984977      0.20   4.643%
   6985470      0.20   1.071%
   6986928      0.20   6.429%
   6987374      0.20   6.429%
   7558679      0.25   0.000%
   7601348      0.25   0.000%
   7601520      0.25   0.000%
   7601596      0.25   0.000%
   7601632      0.25   0.000%
   7601687      0.20   2.857%
   7601756      0.25   0.000%
   7601767      0.25   0.000%
   7601814      0.25   0.000%
   7601825      0.25   0.000%
   7601836      0.25   0.000%

                        MORSERV 1996-1 Loan Schedule                    Page 31

Loan         Name                              Street                          City                     Zip
   7601880   JAMES R. TENER                    2612 MEANDERING CT              COLLEYVILLE,    TX       76034-0000
   7601891   JACK E. LITTLE                    4 HAMPTON COURT                 HOUSTON,        TX       77024-0000
   7602125   RODNEY RUEBSAHM                   2009 MISTY HAVEN LANE           PLANO,          TX       75093-0000
   7602158   PEDRO A. MARTIN                   1540 KIRBY DR                   HOUSTON,        TX       77019-0000
   7602170   JOSEPH D. CHEAVENS                1111 HERMAN DR APT 26A          HOUSTON,        TX       77004-0000
   7602668   ROBERT L. KIRBY                   7509 MASON DELLS DR.            DALLAS,         TX       75230-0000
   7602704   MICHAEL L. FREEMAN                931 HICKORY KNOB CIRCLE         CEDAR HILL,     TX       75104-0000
   7602850   KENNETH L. EISENBERG              725 WILLOW GLEN DRIVE           EL PASO,        TX       79922-0000
   7603456   JERRY D. MCDONALD                 3617 DUMOND PLACE               PLANO,          TX       75025-0000
   7603503   WILLIAM H. GREENLEE               2406 COPPER RIDGE ROAD          ARLINGTON,      TX       76006-0000
   7603525   DR STOBAUGH                       101 WESTCOTT # 1501             HOUSTON,        TX       77007-0000
   7603569   WILLIAM S. COWAN                  6614 AUDEN AVENUE               HOUSTON,        TX       77005-0000
   7604018   DOUGLAS HARBISON                  8702 BLUECREEK COVE             AUSTIN,         TX       78735-0000
   7604368   FREDERICK B. WULFF SR             6922 LAKESHORE DRIVE            DALLAS,         TX       75214-0000
   7604867   WILLIAM M. NABORS                 5514 WALNUT HILL LANE           DALLAS,         TX       75229-0000
   7604925   MICHAEL L. BENGTSON               9232 CANTER  DR                 DALLAS,         TX       75231-0000
   7605010   PAUL R. MAGAZINER                 1 MAGGIE LANE                   HOUSTON,        TX       77063-0000
   7605123   PAUL M. FRISON                    3 MEMORIAL POINT LANE           HOUSTON,        TX       77024-0000
   7605280   CHRISTOPHER E. ROSS               2211 SUNSET BLVD                HOUSTON,        TX       77005-0000
   7605495   WILLIAM P. UTT                    6158 LONGMONT DRIVE             HOUSTON,        TX       77057-0000
   7605510   JAMES T. STEWART                  1502 SCENIC SHORE DRIVE         KINGWOOD,       TX       77345-0000
   7605848   NIKOM POLVANICH                   5502 PEACE COURT                HOUSTON,        TX       77041-0000
   7605950   TIMOTHY R. WALLACE                11211 INWOOD RD                 DALLAS,         TX       75230-0000
   7606126   J. RABALAIS                       4801 FLORENCE STREET            BELLAIRE,       TX       77401-0000
   7606192   DAVID L. CALLENDER                4528 TEAS STREET                BELLAIRE,       TX       77401-0000
   7606363   JAN M. JACKMAN                    6924 MAPLE CREEK LANE           DALLAS,         TX       75252-0000
   7606476   JACK M. FLETCHER                  3916 OBERLIN                    HOUSTON,        TX       77005-0000
   7606534   LEIGHTON AIKEN                    5902 KENSWICK COURT             DALLAS,         TX       75252-0000
   7606578   PRICE E. HALE                     4444 LONGFELLOW DRIVE           PLANO,          TX       75093-0000
   7606691   ELMER T. HODGES JR                4269 SHORECREST                 DALLAS,         TX       75209-0000
   7606727   DAVID G. BIRNEY                   6015 WAKEFOREST STREET          HOUSTON,        TX       77005-0000
   7606884   JAMES D. BOZEMAN SR               15 F WEST SHADY LANE            HOUSTON,        TX       77063-0000
   7607107   KIRTIKUMAR SHAH                   10710 MEMORIAL COVE             HOUSTON,        TX       77024-0000
   7607140   DAVID J. KIMICHIK                 11104 ST MICHAEL'S DRIVE        DALLAS,         TX       75230-0000
   7607264   GEORGE BLUMENSCHEIN               3000 SHADOW DRIVE WEST          ARLINGTON TX             76006-0000
   7607800   PAUL E. COGGINS                   3302 OAKHURST ST                DALLAS,         TX       75214-0000
   7607832   WILLIAM F. MARTENS                11 GREENLAW COURT               SUGAR LAND,     TX       77479-0000
   7608085   ROBERT D. SELLINGSLOH             5420 BORDLEY DRIVE              HOUSTON,        TX       77056-0000
   7608154   J. MCCORMICK                      9016 PROMINENCE DRIVE           DALLAS,         TX       75238-0000
   7608223   ALFRED N. POINDEXTER              2702 S GLEN HAVEN BLVD          HOUSTON,        TX       77025-0000
   7608303   CHARLES H. MOORE                  9301 SANDRINGHAM DR             HOUSTON,        TX       77024-0000
   7608482   STEWART L. HENRY                  3509 RANCH VIEW TERRANCE        FT WORTH,       TX       76109-0000


Loan         County                Loan Amt             UPB   June 1 Balance
   7601880   Tarrant             225,700.00      193,077.61       192,192.08
   7601891   Harris              589,500.00      506,573.63       504,274.98
   7602125   Collin              267,200.00      231,300.68       230,279.41
   7602158   Harris              712,500.00      614,049.73       611,308.88
   7602170   Harris              645,000.00      552,586.47       550,072.56
   7602668   Dallas              259,200.00      223,983.70       223,983.70
   7602704   Dallas              281,250.00      243,798.69       242,731.10
   7602850   El Paso             244,800.00      213,068.51       212,158.45
   7603456   Collin              240,000.00      198,312.93       197,344.75
   7603503   Tarrant             217,950.00      188,174.12       188,174.12
   7603525   Harris              295,650.00      257,625.96       256,534.20
   7603569   Harris              271,000.00      236,118.29       235,102.59
   7604018   Travis              440,000.00      384,273.21       382,646.47
   7604368   Dallas              325,500.00      283,761.73       282,542.82
   7604867   Dallas              288,000.00      249,812.19       248,686.65
   7604925   Dallas              225,300.00      195,426.08       194,545.58
   7605010   Harris              681,300.00      594,183.34       591,567.65
   7605123   Harris              792,250.00      692,543.11       689,527.24
   7605280   Harris              423,000.00      363,865.18       362,202.12
   7605495   Harris              222,000.00      194,187.00       193,342.70
   7605510   Harris              263,400.00      229,092.32       229,092.32
   7605848   Harris              221,400.00      194,739.56       193,908.80
   7605950   Dallas              333,000.00      291,656.47       290,399.05
   7606126   Harris              233,700.00      204,421.19       203,532.39
   7606192   Harris              322,650.00      283,089.06       281,860.74
   7606363   Collin              227,150.00      198,790.48       197,913.20
   7606476   Harris              236,000.00      206,800.36       205,895.42
   7606534   Collin              221,650.00      103,591.16       102,188.80
   7606578   Collin              216,950.00      189,864.15       189,026.27
   7606691   Dallas              256,000.00      204,042.79       204,042.79
   7606727   Harris              325,100.00      279,497.71       278,224.78
   7606884   Harris              271,800.00      229,143.15       228,051.07
   7607107   Harris              465,700.00      412,112.86       410,361.55
   7607140   Dallas              248,800.00      219,235.59       218,294.21
   7607264   Tarrant             538,000.00      476,659.78       474,651.57
   7607800   Dallas              217,300.00      192,295.59       191,478.41
   7607832   Fort Bend           258,750.00      228,002.93       227,023.89
   7608085   Harris              318,000.00      199,540.20       197,842.85
   7608154   Dallas              380,000.00      332,753.41       331,262.49
   7608223   Harris              224,700.00      176,854.41       175,863.64
   7608303   Harris              800,000.00      706,245.92       703,192.61
   7608482   Tarrant             500,000.00      438,346.50       438,346.50

                        MORSERV 1996-1 Loan Schedule                    Page 32

                           Sch Rem     Act Rem                                      First        Final
Loan           Age   Term     Term        Term    Rate        PI      Closed      Payment      Payment    Paid To
   7601880      43    180      137         137   7.500  2,092.27   23-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   7601891      42    180      138         138   7.500  5,464.74   09-Nov-92    01-Jan-93  01-Dec-2007   01-May-96
   7602125      41    180      139         139   7.750  2,515.09   07-Dec-92    01-Feb-93  01-Jan-2008   01-May-96
   7602158      42    180      138         138   7.750  6,706.59   16-Nov-92    01-Jan-93  01-Dec-2007   01-May-96
   7602170      43    180      137         137   7.625  6,025.14   30-Oct-92    01-Dec-92  01-Nov-2007   01-May-96
   7602668      42    180      138         138   8.375  2,533.49   17-Nov-92    01-Jan-93  01-Dec-2007   01-Jun-96
   7602704      41    180      139         139   7.875  2,667.52   10-Dec-92    01-Feb-93  01-Jan-2008   01-May-96
   7602850      41    180      139         139   8.250  2,374.91   22-Dec-92    01-Feb-93  01-Jan-2008   01-May-96
   7603456      40    180      140         128   8.125  2,310.92   12-Jan-93    01-Mar-93  01-Feb-2008   01-May-96
   7603503      40    180      140         137   8.500  2,146.24   13-Jan-93    01-Mar-93  01-Feb-2008   01-Jun-96
   7603525      41    180      139         139   8.375  2,889.77   11-Dec-92    01-Feb-93  01-Jan-2008   01-May-96
   7603569      40    180      140         140   8.000  2,589.82   07-Jan-93    01-Mar-93  01-Feb-2008   01-May-96
   7604018      40    180      140         140   8.250  4,268.62   15-Jan-93    01-Mar-93  01-Feb-2008   01-May-96
   7604368      40    180      140         140   8.000  3,110.65   15-Jan-93    01-Mar-93  01-Feb-2008   01-May-96
   7604867      39    180      141         141   7.125  2,608.80   08-Feb-93    01-Apr-93  01-Mar-2008   01-May-96
   7604925      39    180      141         141   7.125  2,040.84   11-Feb-93    01-Apr-93  01-Mar-2008   01-May-96
   7605010      38    180      142         142   7.375  6,267.44   12-Mar-93    01-May-93  01-Apr-2008   01-May-96
   7605123      38    180      142         142   7.500  7,344.26   12-Mar-93    01-May-93  01-Apr-2008   01-May-96
   7605280      38    180      142         139   7.250  3,861.41   08-Mar-93    01-May-93  01-Apr-2008   01-May-96
   7605495      38    180      142         142   7.500  2,057.97   17-Mar-93    01-May-93  01-Apr-2008   01-May-96
   7605510      38    180      142         142   7.375  2,423.08   24-Mar-93    01-May-93  01-Apr-2008   01-Jun-96
   7605848      37    180      143         143   7.625  2,068.17   16-Apr-93    01-Jun-93  01-May-2008   01-May-96
   7605950      38    180      142         142   7.625  3,110.65   26-Mar-93    01-May-93  01-Apr-2008   01-May-96
   7606126      38    180      142         142   7.500  2,166.43   29-Mar-93    01-May-93  01-Apr-2008   01-May-96
   7606192      37    180      143         143   7.375  2,968.14   02-Apr-93    01-Jun-93  01-May-2008   01-May-96
   7606363      37    180      143         143   7.125  2,057.60   02-Apr-93    01-Jun-93  01-May-2008   01-May-96
   7606476      37    180      143         143   7.250  2,154.36   09-Apr-93    01-Jun-93  01-May-2008   01-May-96
   7606534      37    180      143          60   7.375  2,039.01   16-Apr-93    01-Jun-93  01-May-2008   01-May-96
   7606578      37    180      143         143   7.125  1,965.20   23-Apr-93    01-Jun-93  01-May-2008   01-May-96
   7606691      36    180      144         124   7.250  2,336.93   22-Apr-93    01-Jul-93  01-Jun-2008   01-Jun-96
   7606727      37    180      143         138   7.375  2,990.68   27-Apr-93    01-Jun-93  01-May-2008   01-May-96
   7606884      37    180      143         134   7.375  2,500.36   28-Apr-93    01-Jun-93  01-May-2008   01-May-96
   7607107      35    180      145         145   7.375  4,284.09   04-Jun-93    01-Aug-93  01-Jul-2008   01-May-96
   7607140      36    180      144         144   7.375  2,288.77   19-May-93    01-Jul-93  01-Jun-2008   01-May-96
   7607264      35    180      145         145   7.500  4,987.33   18-Jun-93    01-Aug-93  01-Jul-2008   01-May-96
   7607800      35    180      145         145   7.375  1,999.00   11-Jun-93    01-Aug-93  01-Jul-2008   01-May-96
   7607832      36    180      144         144   7.375  2,380.31   05-May-93    01-Jul-93  01-Jun-2008   01-May-96
   7608085      35    180      145          88   7.250  2,902.91   28-Jun-93    01-Aug-93  01-Jul-2008   01-May-96
   7608154      36    180      144         144   6.750  3,362.66   05-May-93    01-Jul-93  01-Jun-2008   01-May-96
   7608223      34    180      146         122   6.875  2,004.00   28-Jul-93    01-Sep-93  01-Aug-2008   01-May-96
   7608303      35    180      145         145   7.125  7,246.65   28-Jun-93    01-Aug-93  01-Jul-2008   01-May-96
   7608482      34    180      146         144   7.500  4,635.07   24-May-93    01-Sep-93  01-Aug-2008   01-Jun-96



Loan           Document Type         MI Company
   7601880     Full Doc              NEITHER FHA OR PMI
   7601891     Full Doc              NEITHER FHA OR PMI
   7602125     Full Doc              NEITHER FHA OR PMI
   7602158     Full Doc              NEITHER FHA OR PMI
   7602170     Full Doc              NEITHER FHA OR PMI
   7602668     Full Doc              NEITHER FHA OR PMI
   7602704     Full Doc              NEITHER FHA OR PMI
   7602850     Full Doc              G.E. MORTGAGE INSUARNCE CO
   7603456     Full Doc              NEITHER FHA OR PMI
   7603503     Full Doc              NEITHER FHA OR PMI
   7603525     Full Doc              NEITHER FHA OR PMI
   7603569     Full Doc              NEITHER FHA OR PMI
   7604018     Full Doc              NEITHER FHA OR PMI
   7604368     Full Doc              NEITHER FHA OR PMI
   7604867     Full Doc              NEITHER FHA OR PMI
   7604925     Full Doc              NEITHER FHA OR PMI
   7605010     Full Doc              NEITHER FHA OR PMI
   7605123     Full Doc              NEITHER FHA OR PMI
   7605280     Full Doc              NEITHER FHA OR PMI
   7605495     Full Doc              NEITHER FHA OR PMI
   7605510     Full Doc              NEITHER FHA OR PMI
   7605848     No Income/No Asset    NEITHER FHA OR PMI
   7605950     Full Doc              G.E. MORTGAGE INSUARNCE CO
   7606126     Full Doc              NEITHER FHA OR PMI
   7606192     Full Doc              NEITHER FHA OR PMI
   7606363     Full Doc              NEITHER FHA OR PMI
   7606476     Full Doc              NEITHER FHA OR PMI
   7606534     Full Doc              NEITHER FHA OR PMI
   7606578     Full Doc              G.E. MORTGAGE INSUARNCE CO
   7606691     Full Doc              NEITHER FHA OR PMI
   7606727     Full Doc              NEITHER FHA OR PMI
   7606884     Full Doc              NEITHER FHA OR PMI
   7607107     Full Doc              NEITHER FHA OR PMI
   7607140     Full Doc              G.E. MORTGAGE INSUARNCE CO
   7607264     Full Doc              NEITHER FHA OR PMI
   7607800     Full Doc              NEITHER FHA OR PMI
   7607832     Full Doc              G.E. MORTGAGE INSUARNCE CO
   7608085     Full Doc              NEITHER FHA OR PMI
   7608154     Full Doc              NEITHER FHA OR PMI
   7608223     Full Doc              G.E. MORTGAGE INSUARNCE CO
   7608303     Full Doc              NEITHER FHA OR PMI
   7608482     No Income             NEITHER FHA OR PMI

                        MORSERV 1996-1 Loan Schedule                    Page 33

                                                                          Cash Out
Loan           PropType        Units   OccType   Purpose                       Amt    LTV      Appraisal     Sale Price
   7601880     Single Family      1    Primary   RATE/TERM REFINANCE            0   34.72     650,000.00              0
   7601891     Single Family      1    Primary   RATE/TERM REFINANCE            0   71.72     822,000.00              0
   7602125     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     334,000.00              0
   7602158     Single Family      1    Primary   PURCHASE                       0   75.00   1,000,000.00     950,000.00
   7602170     CONDO              1    Primary   RATE/TERM REFINANCE            0   75.00     860,000.00              0
   7602668     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     324,000.00              0
   7602704     Single Family      1    Primary   RATE/TERM REFINANCE            0   73.05     385,000.00              0
   7602850     Single Family      1    Primary   RATE/TERM REFINANCE            0   90.00     272,000.00              0
   7603456     Single Family      1    Primary   RATE/TERM REFINANCE            0   68.57     350,000.00              0
   7603503     Single Family      1    Primary   RATE/TERM REFINANCE            0   57.36     380,000.00              0
   7603525     CONDO              1    Primary   RATE/TERM REFINANCE            0   69.57     425,000.00              0
   7603569     Single Family      1    Primary   RATE/TERM REFINANCE            0   76.99     352,000.00              0
   7604018     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     550,000.00              0
   7604368     Single Family      1    Primary   RATE/TERM REFINANCE            0   75.00     434,000.00              0
   7604867     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     360,000.00              0
   7604925     Single Family      1    Primary   PURCHASE                       0   62.58     360,000.00     360,000.00
   7605010     Single Family      1    Primary   RATE/TERM REFINANCE            0   55.62   1,225,000.00              0
   7605123     Single Family      1    Primary   RATE/TERM REFINANCE            0   69.19   1,145,000.00              0
   7605280     Single Family      1    Primary   RATE/TERM REFINANCE            0   70.50     600,000.00              0
   7605495     Single Family      1    Primary   PURCHASE                       0   67.27     330,000.00     330,000.00
   7605510     Single Family      1    Primary   RATE/TERM REFINANCE            0   65.52     402,000.00              0
   7605848     Single Family      1    Primary   RATE/TERM REFINANCE            0   79.07     280,000.00              0
   7605950     Single Family      1    Primary   PURCHASE                       0   90.00     390,000.00     370,000.00
   7606126     Single Family      1    Primary   RATE/TERM REFINANCE            0   74.19     315,000.00              0
   7606192     Single Family      1    Primary   RATE/TERM REFINANCE            0   69.02     467,500.00              0
   7606363     Single Family      1    Primary   RATE/TERM REFINANCE            0   79.70     285,000.00              0
   7606476     Single Family      1    Primary   RATE/TERM REFINANCE            0   69.41     340,000.00              0
   7606534     Single Family      1    Primary   RATE/TERM REFINANCE            0   67.78     327,000.00              0
   7606578     Single Family      1    Primary   PURCHASE                       0   89.98     250,000.00     241,100.00
   7606691     Single Family      1    Primary   PURCHASE                       0   80.00     320,000.00     320,000.00
   7606727     Single Family      1    Primary   RATE/TERM REFINANCE            0   79.29     410,000.00              0
   7606884     Single Family      1    Primary   RATE/TERM REFINANCE            0   67.11     405,000.00              0
   7607107     Single Family      1    Primary   RATE/TERM REFINANCE            0   71.65     650,000.00              0
   7607140     Single Family      1    Primary   RATE/TERM REFINANCE            0   82.93     300,000.00              0
   7607264     Single Family      1    Primary   RATE/TERM REFINANCE            0   67.25     800,000.00              0
   7607800     Single Family      1    Primary   RATE/TERM REFINANCE            0   74.93     290,000.00              0
   7607832     Single Family      1    Primary   RATE/TERM REFINANCE            0   90.00     287,500.00              0
   7608085     Single Family      1    Primary   RATE/TERM REFINANCE            0   73.53     432,500.00              0
   7608154     Single Family      1    Primary   PURCHASE                       0   80.00     475,000.00     476,645.00
   7608223     Single Family      1    Primary   RATE/TERM REFINANCE            0   85.76     262,000.00              0
   7608303     Single Family      1    Primary   RATE/TERM REFINANCE            0   61.54   1,300,000.00              0
   7608482     Single Family      1    Primary   RATE/TERM REFINANCE            0   55.56     900,000.00              0


                 Serv.
Loan               Fee   PO %
   7601880       0.25   0.000%
   7601891       0.25   0.000%
   7602125       0.25   0.000%
   7602158       0.25   0.000%
   7602170       0.25   0.000%
   7602668       0.25   0.000%
   7602704       0.25   0.000%
   7602850       0.25   0.000%
   7603456       0.25   0.000%
   7603503       0.25   0.000%
   7603525       0.25   0.000%
   7603569       0.25   0.000%
   7604018       0.25   0.000%
   7604368       0.25   0.000%
   7604867       0.20   1.071%
   7604925       0.20   1.071%
   7605010       0.25   0.000%
   7605123       0.25   0.000%
   7605280       0.25   0.000%
   7605495       0.25   0.000%
   7605510       0.25   0.000%
   7605848       0.25   0.000%
   7605950       0.25   0.000%
   7606126       0.25   0.000%
   7606192       0.25   0.000%
   7606363       0.20   1.071%
   7606476       0.25   0.000%
   7606534       0.25   0.000%
   7606578       0.20   1.071%
   7606691       0.25   0.000%
   7606727       0.25   0.000%
   7606884       0.25   0.000%
   7607107       0.25   0.000%
   7607140       0.25   0.000%
   7607264       0.25   0.000%
   7607800       0.25   0.000%
   7607832       0.25   0.000%
   7608085       0.25   0.000%
   7608154       0.20   6.429%
   7608223       0.20   4.643%
   7608303       0.20   1.071%
   7608482       0.25   0.000%

                        MORSERV 1996-1 Loan Schedule                    Page 34

Loan         Name                              Street                          City                     Zip
   7608813   CARLOS R. GUTIERREZ               5 OAK TRACE                     BEAUMONT,       TX       77706-0000
   7608846   JOHN E. KENNEDY                   2617 PEMBERTON DRIVE            HOUSTON,        TX       77005-0000
   7609500   BORDEN B. HOLLINGSWORTH JR        5763 INDIAN CIRCLE              HOUSTON,        TX       77057-0000
   7609601   BERNARD FUCHS                     121 NORTH POST OAK LN #2205     HOUSTON,        TX       77024-0000
   7609780   ROBERT E. DONAHO                  57 PATTI LYNN LN                HOUSTON,        TX       77024-0000
   7610462   J R. PIERCE                       5005 PINEHURST                  FRISCO,         TX       75034-0000
   7610520   J M. BELL                         2110 ALBANS ROAD                HOUSTON,        TX       77005-0000
   7611104   RICHARD J. LYONS                  5824 BRIDLE BEND TRAIL          PLANO,          TX       75093-0000
   7611217   PHILIP L. COOLEY                  527 STONEWOOD                   SAN ANTONIO,    TX       78216-0000
   8962181   JOHN C. ROGERS                    625 BELMONT ROAD                RIDGEWOOD,      NJ       07450-0000
   8990653   MICHAEL H. MARVINS                703 SADDLEWOOD LANE             HOUSTON,        TX       77024-0000
   8991452   THOMAS G. MACRINI                 11911 TAYLOR CREST RD           HOUSTON,        TX       77024-0000
   8992444   ABDUL R. ABBASI                   9 HEMINGSFORD CT                ARLINGTON,      TX       76016-0000
   8996570   SURESH DESAI                      16 ELLSWORTH DRIVE              WEST WINDSOR ,  NJ       08691-0000
   8997812   ALEXANDER M. CHURCHILL            45 NEW FREEDOM ROAD             MEDFORD, NJ              08055-0000
   9545918   GERALD C. MORVILLO                70 BRENTON ROAD                 NEWPORT, RI              02840-0000
   9550882   RICHARD R. KAILING JR             10545 NORTH RIVER LAKE DR       MEQUON, WI               53092-0000
   9566689   RICHARD A LANE                    300 MEADOWBROOK TERRACE         GREENSBORO, NC                27408
   9667722   ROBERT E. NIMON                   4824 SPYGLASS DR                DALLAS, TX               75287-0000
   9667777   MASON B. O'NEAL                   1813 BURNINGTREE LN             PLANO, TX                75093-0000
   9667857   JOHN L. FOX                       3735 PANORAMA DR                MISSOURI CITY, TX        77459-0000
   9667880   MARK A CO                         6031 NORWAY ROAD                DALLAS, TX               75230-0000
   9667915   MARTIN H. YOUNG JR                3 RED SABLE POINT               THE WOODLANDS,  TX       77380-0000
   9668022   MICHAEL S. CARNAHAN               4230 SOUTHCREST RD              DALLAS, TX               75229-0000
   9668044   PAUL H. ASOFSKY                   6417 VIRGINIA COURT             HOUSTON, TX              77005-0000
   9668190   JAMES H. CHESNUTT                 14 OAK TRACE                    BEAUMONT, TX             77706-0000
   9668260   WALTER W. CHAYES                  845 ROSINANTE                   EL PASO, TX              79922-0000
   9668270   GABRIEL S. KHODR                  13 MAYBOROUGH LN                SAN ANTONIO, TX          78257-0000
   9668281   MINK M. CAO                       5227 SUMMER SNOW DR             HOUSTON, TX              77041-0000
   9668394   SHERWOOD O. JONES                 806 FLINT RIVER DR              HOUSTON, TX              77024-0000
   9668441   MARK A. SULLIVAN                  11929 SOUTH DURRETTE            HOUSTON, TX              77024-0000
   9668463   RICHARD A. HALLING                2910 FOREST LAUREL DR           KINGWOOD, TX             77339-0000
   9668496   DENNIS C. REICH                   2712 QUENBY RD                  HOUSTON, TX              77005-0000
   9668587   JOHN M JOHANSON                   2302 JUNIPER HILLS              RICHMOND, TX             77469-0000
   9668601   BRENT W. BOST                     750 GOODHUE ST                  BEAUMONT, TX             77706-0000
   9668678   KEVIN J. MCEVILY                  5433 FIELDWOOD DR               HOUSTON, TX              77056-0000
   9668703   JAMES J. MCCONN                   449 HOLLOW DR                   HOUSTON, TX              77024-0000
   9668714   H. TOM YOUENS                     338 TEALWOOD DR                 HOUSTON, TX              77024-0000
   9668918   L PRICE MANFORD                   3623 WICKERSHAM LN              HOUSTON, TX              77027-0000
   9668929   JAMES L. RICE III                 714 PINEHAVEN DRIVE             HOUSTON, TX              77024-0000
   9669138   JEFF FLEMING                      158 SHEPHERDS GLEN RD           HEATH, TX                75087-0000
   9669149   ALAN R. BRAID                     3807 SONGBIRD LANE WEST         SAN ANTONIO, TX          78229-0000


Loan         County                Loan Amt             UPB   June 1 Balance
   7608813   Jefferson           297,100.00      260,975.23       259,833.54
   7608846   Harris              258,400.00      228,392.79       227,413.82
   7609500   Harris              446,500.00      395,129.95       395,129.95
   7609601   Harris              626,250.00      552,184.20       552,184.20
   7609780   Harris              226,600.00      200,667.09       200,667.09
   7610462   Collin              380,850.00      339,772.41       338,322.39
   7610520   Harris              305,350.00      271,665.23       270,484.09
   7611104   Collin              270,950.00      240,692.12       239,654.61
   7611217   Bexar               258,050.00      230,691.60       229,699.54
   8962181   Bergen              409,600.00      358,626.99       357,046.06
   8990653   Harris              330,400.00      290,498.48       290,498.48
   8991452   Harris              258,700.00      231,525.32       230,538.38
   8992444   Tarrant             297,500.00      263,824.03       262,668.52
   8996570   Mercer              250,000.00      228,911.99       228,006.57
   8997812   Burlington          393,750.00      361,227.68       359,775.26
   9545918   Newport             325,000.00      294,825.69       293,616.27
   9550882   Ozaukee             331,000.00      298,294.16       297,043.01
   9566689   Guilford            350,000.00      316,201.89       314,891.96
   9667722   Brewster            264,750.00      237,975.09       236,964.42
   9667777   Collin              364,000.00      328,184.78       326,800.73
   9667857   Fort Bend           212,000.00      192,130.26       191,334.98
   9667880   Dallas              369,500.00      330,662.97       329,253.20
   9667915   Montgomery          325,150.00      291,310.87       291,310.87
   9668022   Dallas              295,850.00      267,300.76       266,178.93
   9668044   Harris              417,150.00      377,682.41       376,104.97
   9668190   Jefferson           273,850.00      247,018.12       247,018.12
   9668260   Chambers            264,000.00      237,020.16       237,020.16
   9668270   Bexar               649,250.00      587,823.11       585,368.00
   9668281   Harris              214,900.00      194,758.27       193,952.11
   9668394   Harris              227,750.00      206,803.87       205,963.14
   9668441   Cottle              416,000.00      376,205.26       374,660.66
   9668463   Harris              222,750.00      201,674.99       200,832.66
   9668496   Harris              330,950.00      299,918.51       298,685.19
   9668587   Fort Bend           212,000.00      192,502.49       191,719.90
   9668601   Jefferson           241,350.00      187,702.64       187,702.64
   9668678   Harris              273,800.00      246,760.51       245,732.34
   9668703   Harris              455,600.00      414,895.91       413,209.63
   9668714   Harris              216,000.00      195,945.58       195,141.77
   9668918   Harris              267,100.00      244,053.06       243,062.26
   9668929   Harris              255,050.00      227,605.59       226,622.83
   9669138   Rockwall            558,150.00      507,839.44       505,756.91
   9669149   Bexar               221,600.00      191,693.60       190,806.27

                        MORSERV 1996-1 Loan Schedule                    Page 35

                           Sch Rem     Act Rem                                      First        Final
Loan           Age   Term     Term        Term    Rate        PI      Closed      Payment      Payment    Paid To
   7608813      35    180      145         144   7.125  2,691.23   24-Jun-93    01-Aug-93  01-Jul-2008   01-May-96
   7608846      35    180      145         145   7.250  2,358.84   28-Jun-93    01-Aug-93  01-Jul-2008   01-May-96
   7609500      34    180      146         146   7.375  4,107.46   22-Jul-93    01-Sep-93  01-Aug-2008   01-Jun-96
   7609601      34    180      146         146   7.000  5,628.92   08-Jul-93    01-Sep-93  01-Aug-2008   01-Jun-96
   7609780      33    180      147         147   7.000  2,036.75   26-Jul-93    01-Oct-93  01-Sep-2008   01-Jun-96
   7610462      32    180      148         148   6.875  3,396.63   15-Sep-93    01-Nov-93  01-Oct-2008   01-May-96
   7610520      32    180      148         148   6.625  2,680.96   08-Sep-93    01-Nov-93  01-Oct-2008   01-May-96
   7611104      33    180      147         147   6.875  2,416.48   27-Aug-93    01-Oct-93  01-Sep-2008   01-May-96
   7611217      31    180      149         149   6.625  2,265.67   08-Oct-93    01-Dec-93  01-Nov-2008   01-May-96
   8962181      30    180      150         143   7.125  3,710.28   04-Nov-93    01-Jan-94  01-Dec-2008   01-May-96
   8990653      32    180      148         146   6.750  2,923.75   23-Sep-93    01-Nov-93  01-Oct-2008   01-Jun-96
   8991452      31    180      149         149   6.750  2,289.27   29-Oct-93    01-Dec-93  01-Nov-2008   01-May-96
   8992444      31    180      149         147   6.625  2,612.04   29-Oct-93    01-Dec-93  01-Nov-2008   01-May-96
   8996570      26    180      154         154   7.125  2,264.58   17-Mar-94    01-May-94  01-Apr-2009   01-May-96
   8997812      25    180      155         155   6.750  3,484.33   15-Apr-94    01-Jun-94  01-May-2009   01-May-96
   9545918      28    180      152         152   6.875  2,898.53   26-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   9550882      29    180      151         151   6.750  2,929.05   20-Dec-93    01-Feb-94  01-Jan-2009   01-May-96
   9566689      29    180      151         151   6.875  3,121.50   17-Dec-93    01-Feb-94  01-Jan-2009   01-May-96
   9667722      29    180      151         150   6.625  2,324.49   03-Dec-93    01-Feb-94  01-Jan-2009   01-May-96
   9667777      29    180      151         151   6.625  3,195.90   07-Dec-93    01-Feb-94  01-Jan-2009   01-May-96
   9667857      28    180      152         152   6.750  1,876.01   04-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   9667880      28    180      152         149   6.750  3,269.75   03-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   9667915      30    180      150         150   6.875  2,899.87   12-Nov-93    01-Jan-94  01-Dec-2008   01-Jun-96
   9668022      28    180      152         151   6.625  2,597.55   05-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   9668044      28    180      152         152   6.625  3,662.56   10-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   9668190      28    180      152         152   6.750  2,423.33   07-Jan-94    01-Mar-94  01-Feb-2009   01-Jun-96
   9668260      29    180      151         151   6.625  2,317.91   13-Dec-93    01-Feb-94  01-Jan-2009   01-Jun-96
   9668270      28    180      152         152   6.625  5,700.38   07-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   9668281      28    180      152         152   6.750  1,901.68   13-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   9668394      28    180      152         152   7.000  2,047.09   28-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   9668441      29    180      151         151   7.000  3,739.13   28-Dec-93    01-Feb-94  01-Jan-2009   01-May-96
   9668463      28    180      152         152   6.625  1,955.74   28-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   9668496      28    180      152         152   6.875  2,951.60   28-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   9668587      28    180      152         152   7.000  1,905.52   25-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   9668601      28    180      152         121   7.000  2,169.33   25-Jan-94    01-Mar-94  01-Feb-2009   01-Jun-96
   9668678      28    180      152         150   6.875  2,441.90   17-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   9668703      27    180      153         153   6.875  4,063.29   15-Feb-94    01-Apr-94  01-Mar-2009   01-May-96
   9668714      28    180      152         152   6.875  1,926.41   18-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   9668918      26    180      154         154   6.750  2,363.60   11-Mar-94    01-May-94  01-Apr-2009   01-May-96
   9668929      26    180      154         149   6.625  2,239.33   11-Mar-94    01-May-94  01-Apr-2009   01-May-96
   9669138      27    180      153         153   6.750  4,939.13   24-Feb-94    01-Apr-94  01-Mar-2009   01-May-96
   9669149      27    180      153         142   6.625  1,945.64   10-Feb-94    01-Apr-94  01-Mar-2009   01-May-96



Loan           Document Type         MI Company
   7608813     Full Doc              G.E. MORTGAGE INSUARNCE CO
   7608846     Full Doc              NEITHER FHA OR PMI
   7609500     No Income             NEITHER FHA OR PMI
   7609601     Full Doc              NEITHER FHA OR PMI
   7609780     Full Doc              NEITHER FHA OR PMI
   7610462     Full Doc              NEITHER FHA OR PMI
   7610520     Full Doc              NEITHER FHA OR PMI
   7611104     Full Doc              NEITHER FHA OR PMI
   7611217     Full Doc              NEITHER FHA OR PMI
   8962181     Full Doc              NEITHER FHA OR PMI
   8990653     Full Doc              NEITHER FHA OR PMI
   8991452     Full Doc              NEITHER FHA OR PMI
   8992444     No Income             NEITHER FHA OR PMI
   8996570     Full Doc              NEITHER FHA OR PMI
   8997812     Full Doc              NEITHER FHA OR PMI
   9545918     Full Doc              NEITHER FHA OR PMI
   9550882     Full Doc              NEITHER FHA OR PMI
   9566689     Full Doc              NEITHER FHA OR PMI
   9667722     No Income             NEITHER FHA OR PMI
   9667777     No Income             NEITHER FHA OR PMI
   9667857     Full Doc              NEITHER FHA OR PMI
   9667880     Full Doc              G.E. MORTGAGE INSUARNCE CO
   9667915     Full Doc              NEITHER FHA OR PMI
   9668022     Full Doc              G.E. MORTGAGE INSUARNCE CO
   9668044     Full Doc              NEITHER FHA OR PMI
   9668190     Full Doc              NEITHER FHA OR PMI
   9668260     Full Doc              NEITHER FHA OR PMI
   9668270     Full Doc              NEITHER FHA OR PMI
   9668281     Full Doc              NEITHER FHA OR PMI
   9668394     Full Doc              NEITHER FHA OR PMI
   9668441     Full Doc              NEITHER FHA OR PMI
   9668463     Full Doc              NEITHER FHA OR PMI
   9668496     Full Doc              NEITHER FHA OR PMI
   9668587     Full Doc              NEITHER FHA OR PMI
   9668601     Full Doc              NEITHER FHA OR PMI
   9668678     Full Doc              NEITHER FHA OR PMI
   9668703     Full Doc              NEITHER FHA OR PMI
   9668714     Full Doc              NEITHER FHA OR PMI
   9668918     Full Doc              NEITHER FHA OR PMI
   9668929     Full Doc              NEITHER FHA OR PMI
   9669138     Full Doc              NEITHER FHA OR PMI
   9669149     Full Doc              NEITHER FHA OR PMI

                        MORSERV 1996-1 Loan Schedule                    Page 36

                                                                          Cash Out
Loan           PropType        Units   OccType   Purpose                       Amt    LTV      Appraisal     Sale Price
   7608813     Single Family      1    Primary   RATE/TERM REFINANCE            0   81.73     363,500.00              0
   7608846     Single Family      1    Primary   RATE/TERM REFINANCE            0   68.36     378,000.00              0
   7609500     Single Family      1    Primary   RATE/TERM REFINANCE            0   74.42     600,000.00              0
   7609601     CONDO              1    Primary   PURCHASE                       0   75.00   1,000,000.00     835,000.00
   7609780     Single Family      1    Primary   RATE/TERM REFINANCE            0   71.94     315,000.00              0
   7610462     Single Family      1    Primary   RATE/TERM REFINANCE            0   76.17     500,000.00              0
   7610520     Single Family      1    Primary   RATE/TERM REFINANCE            0   65.67     465,000.00              0
   7611104     Single Family      1    Primary   RATE/TERM REFINANCE            0   76.32     355,000.00              0
   7611217     Single Family      1    Primary   RATE/TERM REFINANCE            0   73.73     350,000.00              0
   8962181     Single Family      1    Primary   RATE/TERM REFINANCE            0   75.85     540,000.00              0
   8990653     Single Family      1    Primary   RATE/TERM REFINANCE            0   50.83     650,000.00              0
   8991452     Single Family      1    Primary   RATE/TERM REFINANCE            0   49.75     520,000.00              0
   8992444     Single Family      1    Primary   RATE/TERM REFINANCE            0   27.05   1,100,000.00              0
   8996570     Single Family      1    Primary   CASH OUT REFINANCE     14,982.58   71.43     350,000.00              0
   8997812     Single Family      1    Primary   RATE/TERM REFINANCE            0   75.00     525,000.00              0
   9545918     Single Family      1    Primary   RATE/TERM REFINANCE        269.9   72.22     450,000.00              0
   9550882     Single Family      1    Primary   RATE/TERM REFINANCE     1,379.07   66.20     500,000.00              0
   9566689     Single Family      1    Primary   CASH OUT REFINANCE     92,596.72   55.12     635,000.00              0
   9667722     Single Family      1    Primary   PURCHASE                       0   75.00     355,000.00     353,000.00
   9667777     Single Family      1    Primary   RATE/TERM REFINANCE            0   68.68     530,000.00              0
   9667857     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     265,000.00              0
   9667880     Single Family      1    Primary   RATE/TERM REFINANCE            0   83.03     445,000.00              0
   9667915     Single Family      1    Primary   PURCHASE                       0   79.31     410,000.00     410,000.00
   9668022     Single Family      1    Primary   RATE/TERM REFINANCE            0   87.02     340,000.00              0
   9668044     Single Family      1    Primary   RATE/TERM REFINANCE            0   79.46     525,000.00              0
   9668190     Single Family      1    Primary   RATE/TERM REFINANCE            0   40.45     677,000.00              0
   9668260     Single Family      1    Primary   PURCHASE                       0   80.00     343,000.00     330,000.00
   9668270     Single Family      1    Primary   RATE/TERM REFINANCE            0   74.63     870,000.00              0
   9668281     Single Family      1    Primary   RATE/TERM REFINANCE            0   71.63     300,000.00              0
   9668394     Single Family      1    Primary   RATE/TERM REFINANCE            0   47.95     475,000.00              0
   9668441     Single Family      1    Primary   PURCHASE                       0   80.00     530,000.00     520,000.00
   9668463     Single Family      1    Primary   RATE/TERM REFINANCE            0   50.06     445,000.00              0
   9668496     Single Family      1    Primary   RATE/TERM REFINANCE            0   63.64     520,000.00              0
   9668587     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     265,000.00              0
   9668601     Single Family      1    Primary   RATE/TERM REFINANCE            0   75.90     318,000.00              0
   9668678     Single Family      1    Primary   RATE/TERM REFINANCE            0   74.00     370,000.00              0
   9668703     Single Family      1    Primary   PURCHASE                       0   75.00     695,000.00     607,500.00
   9668714     Single Family      1    Primary   PURCHASE                       0   80.00     272,500.00     270,000.00
   9668918     Single Family      1    Primary   RATE/TERM REFINANCE            0   31.24     855,000.00              0
   9668929     Single Family      1    Primary   RATE/TERM REFINANCE            0   77.29     330,000.00              0
   9669138     Single Family      1    Primary   RATE/TERM REFINANCE        15.55   60.02     930,000.00              0
   9669149     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     277,000.00              0


                 Serv.
Loan               Fee   PO %
   7608813       0.20   1.071%
   7608846       0.25   0.000%
   7609500       0.25   0.000%
   7609601       0.20   2.857%
   7609780       0.20   2.857%
   7610462       0.20   4.643%
   7610520       0.20   8.214%
   7611104       0.20   4.643%
   7611217       0.20   8.214%
   8962181       0.20   1.071%
   8990653       0.20   6.429%
   8991452       0.20   6.429%
   8992444       0.20   8.214%
   8996570       0.20   1.071%
   8997812       0.20   6.429%
   9545918       0.20   4.643%
   9550882       0.20   6.429%
   9566689       0.20   4.643%
   9667722       0.20   8.214%
   9667777       0.20   8.214%
   9667857       0.20   6.429%
   9667880       0.20   6.429%
   9667915       0.20   4.643%
   9668022       0.20   8.214%
   9668044       0.20   8.214%
   9668190       0.20   6.429%
   9668260       0.20   8.214%
   9668270       0.20   8.214%
   9668281       0.20   6.429%
   9668394       0.20   2.857%
   9668441       0.20   2.857%
   9668463       0.20   8.214%
   9668496       0.20   4.643%
   9668587       0.20   2.857%
   9668601       0.20   2.857%
   9668678       0.20   4.643%
   9668703       0.20   4.643%
   9668714       0.20   4.643%
   9668918       0.20   6.429%
   9668929       0.20   8.214%
   9669138       0.20   6.429%
   9669149       0.20   8.214%

                        MORSERV 1996-1 Loan Schedule                    Page 37

Loan         Name                              Street                          City                     Zip
   9669160   DENNIS W. LOUGHRIDGE              5320 TILBURY DR                 HOUSTON, TX              77056-0000
   9669182   WILLIAM H. WOLF                   1404 NORTH BLVD                 HOUSTON, TX              77006-0000
   9669580   CHARLES K. GORDON                 1300 SOMERSET COURT             COLLEYVILLE, TX          76034-0000
   9669681   ABDUL A. RAOOF                    4423 HEATHERWILDE STREET        SUGAR LAND, TX           77479-0000
   9669783   MARK D. MORRIS                    803 CEDAR PARK DR               AUSTIN, TX               78746-0000
   9669808   SANDRA D. GLATZAU                 2219 WROXTON RD                 HOUSTON, TX              77005-0000
   9670192   JOHN P. EMMITTE JR                304 FIELDCREEK DRIVE            FRIENDSWOOD, TX          77546-0000
   9670283   THOMAS C. TURNER                  3807 NORTHFIELD STREET          MIDLAND, TX              79707-0000
   9670498   BARBARA J. BARRON                 6870 SHARON CIRCLE              BEAUMOUT, TX             77706-0000
   9670567   NANG T. NGUYEN                    5910 RAPID CREEK CT             KINGWOOD, TX             77345-0000
   9670895   CHARLES G. FRAUENHOFFER           648 TIMBER CREST CIRCLE         HIGHLAND VILLAGE, TX     75067-0000
   9671399   RICHARD C. YEH                    4910 BRAEBURN DRIVE             BELLAIRE, TX             77401-0000
   9671720   JAMES R. PIERCE JR                3600 INVERNESS                  HOUSTON, TX              77019-0000
   9671730   VIJAY N KUSNOOR                   2 TWIN CIRCLE  DRIVE            BEAUMONT, TX             77706-0000
   9671763   LANE W. COBDEN                    20614 AUTUMN SHORE DR           KATY, TX                 77450-0000
   9672008   DEAN J. GMOSER                    17 KATHY LINNEY                 SUGARLAND, TX            77479-0000
   9672085   JACK E JENSEN                     11204 WILDING LANE              HOUSTON, TX              77024-0000
   9672212   PAUL E. PEPE                      118 BELLAIRE COURT              BELLAIRE, TX             55555-0000
   9672267   CHRISTOHER D. HUGHES              6568 IVY GLEN DRIVE             DALLAS, TX               75240-0000
   9732755   HERB D. STEIN                     3382 TARECO DRIVE               LOS ANGELES,    CA       90068-0000
   9733099   RAMESH G. GANATRA                 25468 NELLIE GAIL ROAD          LAGUNA HILLS, CA         92653-0000
   9733102   ROBERT A. WYMAN AND               640 LA LOMA ROAD                PASADENA, CA             91105-0000
   9733601   WILLIAM J. REIFMAN                2678 BASIL LANE                 LOS ANGELES, CA          90077-0000
   9734251   GORDON M. BERGER                  554 LINCOLN BOULEVARD           SANTA MONICA, CA         90402-0000
   9734375   STEPHAN E. TOW, TRUSTEE           14256 ROBLAR PLACE              SHERMAN OAKS, CA         91423-0000
   9765594   JOHN J CLARITY                    75 CONCORD RD                   CHELMSFORD, MA           01824-0000
   9770175   FRED J. FAIRFIELD                 13507 OAKWOOD DRIVE             LOCKPORT, IL             60441-0000
   9782651   MICHAEL H. BALINSKY               1218 LAKE STREET                EVANSTON, IL             60201-0000
   9782742   MAHIN D. SHOKOOH                  7396 NORTH CRAWFORD             LINCOLNWOOD,    IL       60076-0000
   9784522   RONALD J. WEIDNER                 7016 JOHNSBURG ROAD             SPRING GROVE, IL         60081-0000
   9789694   BOYD R. BURKHARDT                 4445 E. SARANAC DRIV            TUCSON, AZ               85718-0000
   9790605   ROBERT S. ANGEL                   3535 WEST MERCER WAY            MERCER ISLAND, WA        98040-0000
   9795755   JAMES P. DRENNAN                  240 HAMMOND DRIVE               AUBURN, CA               95603-0000
   9796102   GILBERT  DURITZ MD                36 EL CAMINO REAL               BERKELEY, CA             94705-0000
   9796168   JAMES L. SHIVELY                  5 MERRILL DRIVE                 MORAGA, CA               94556-0000
   9797342   RAMIRO A. MIRANDA                 456 DEBORAH LANE                WALNUT CREEK, CA         94598-0000
   9798480   JAMES R. DIMUGNO                  1048 OCHO RIOS DRIVE            DANVILLE, CA             94526-0000
   9799133   STANLEY J. STANEK                 4756 MATTERHORN WAY             ANTIOCH, CA              94509-0000
   9799246   JAMES O. ABRAMS                   24 SUNNYSIDE COURT              ORINDA, CA               94563-0000
   9799392   LAWRENCE G. DONG                  124A BELEVEDERE STREET          SAN FRANCISCO, CA        94117-0000
   9800083   RICK W. WATKINS                   4900 SOUTH PERRY ROAD           SEDALIA       CO         80135-0000
   9820295   ROBERT N. DAVIS                   109 HIDDEN POINT                HENDERSONVILLE, TN       37075-0000


Loan         County                Loan Amt             UPB   June 1 Balance
   9669160   Harris              375,000.00      338,170.20       336,744.70
   9669182   Harris              951,500.00      865,054.89       861,476.59
   9669580   Tarrant             300,000.00      272,146.66       272,146.66
   9669681   Fort Bend           237,450.00      216,765.35       215,877.28
   9669783   Travis              210,000.00      191,880.15       191,101.17
   9669808   Harris              234,400.00      215,039.34       214,174.71
   9670192   Galveston           270,000.00      247,870.90       247,870.90
   9670283   Midland             368,000.00      340,202.88       338,926.99
   9670498   Jefferson           216,000.00      200,181.19       200,181.19
   9670567   Harris              222,000.00      202,011.30       201,231.44
   9670895   Denton              250,000.00      231,720.56       231,720.56
   9671399   Harris              260,000.00      243,123.60       243,123.60
   9671720   Harris              742,250.00      697,625.09       695,124.34
   9671730   Jefferson           408,000.00      384,679.57       383,366.06
   9671763   Harris              390,000.00      366,452.94       366,452.94
   9672008   Fort Bend           350,000.00      329,994.69       328,867.90
   9672085   Harris              910,000.00      853,936.42       853,936.42
   9672212   Harris              210,000.00       91,114.75        89,703.86
   9672267   Dallas              250,000.00      234,442.20       234,442.20
   9732755   Los Angeles         400,000.00      359,876.01       358,370.38
   9733099   Orange              500,000.00      441,704.00       439,797.46
   9733102   Los Angeles         750,000.00      674,370.07       671,562.68
   9733601   Los Angeles         325,000.00      268,801.39       268,801.39
   9734251   Los Angeles         391,500.00      354,400.99       352,958.92
   9734375   Los Angeles         568,000.00      515,186.39       513,127.47
   9765594   Middlesex           240,000.00      217,566.74       216,696.05
   9770175   Will                208,000.00      189,408.96       189,408.96
   9782651   Cook                328,000.00      298,119.27       296,918.22
   9782742   Cook                218,000.00      196,434.57       196,434.57
   9784522   McHenry             328,500.00      298,000.55       296,778.09
   9789694   Pima                363,750.00      331,936.39       330,612.29
   9790605   King                700,000.00      640,161.57       637,586.17
   9795755   Placer              292,000.00      243,723.75       242,525.83
   9796102   Alameda             450,000.00      407,085.10       405,425.92
   9796168   Contra Costa        361,000.00      327,799.27       326,466.66
   9797342   Contra Costa        552,000.00      501,405.84       499,382.75
   9798480   Contra Costa        238,000.00      216,984.67       216,111.19
   9799133   Contra Costa        258,000.00      235,606.63       234,648.85
   9799246   Contra Costa        290,000.00      264,148.26       263,075.23
   9799392   San Francisco       235,000.00      214,468.83       213,630.78
   9800083   Douglas             295,700.00      264,616.75       263,495.56
   9820295   Sumner              246,600.00      223,704.48       222,786.80

                        MORSERV 1996-1 Loan Schedule                    Page 38

                           Sch Rem     Act Rem                                      First        Final
Loan           Age   Term     Term        Term    Rate        PI      Closed      Payment      Payment    Paid To
   9669160      27    180      153         151   6.625  3,292.48   18-Feb-94    01-Apr-94  01-Mar-2009   01-May-96
   9669182      27    180      153         153   6.625  8,354.12   22-Feb-94    01-Apr-94  01-Mar-2009   01-May-96
   9669580      27    180      153         153   6.875  2,675.57   28-Feb-94    01-Apr-94  01-Mar-2009   01-Jun-96
   9669681      26    180      154         154   6.625  2,084.80   25-Mar-94    01-May-94  01-Apr-2009   01-May-96
   9669783      26    180      154         154   6.750  1,858.31   28-Mar-94    01-May-94  01-Apr-2009   01-May-96
   9669808      25    180      155         155   6.750  2,074.23   12-Apr-94    01-Jun-94  01-May-2009   01-May-96
   9670192      24    180      156         155   7.375  2,483.80   13-May-94    01-Jul-94  01-Jun-2009   01-Jun-96
   9670283      24    180      156         155   7.625  3,437.60   27-May-94    01-Jul-94  01-Jun-2009   01-May-96
   9670498      23    180      157         156   8.125  2,079.83   13-Jun-94    01-Aug-94  01-Jul-2009   01-Jun-96
   9670567      24    180      156         151   7.875  2,105.56   27-May-94    01-Jul-94  01-Jun-2009   01-May-96
   9670895      23    180      157         157   7.750  2,353.19   10-Jun-94    01-Aug-94  01-Jul-2009   01-Jun-96
   9671399      21    180      159         159   8.000  2,484.70   15-Aug-94    01-Oct-94  01-Sep-2009   01-Jun-96
   9671720      20    180      160         160   7.625  6,933.58   09-Sep-94    01-Nov-94  01-Oct-2009   01-May-96
   9671730      20    180      160         160   8.250  3,958.18   29-Sep-94    01-Nov-94  01-Oct-2009   01-May-96
   9671763      20    180      160         160   8.250  3,783.55   26-Sep-94    01-Nov-94  01-Oct-2009   01-Jun-96
   9672008      20    180      160         160   8.250  3,395.50   20-Sep-94    01-Nov-94  01-Oct-2009   01-May-96
   9672085      20    180      160         160   8.000  8,696.44   22-Sep-94    01-Nov-94  01-Oct-2009   01-Jun-96
   9672212      19    180      161          53   8.250  2,037.30   11-Oct-94    01-Dec-94  01-Nov-2009   01-May-96
   9672267      20    180      160         160   7.875  2,371.13   30-Sep-94    01-Nov-94  01-Oct-2009   01-Jun-96
   9732755      30    180      150         150   6.875  3,567.42   24-Nov-93    01-Jan-94  01-Dec-2008   01-May-96
   9733099      27    180      153         145   7.125  4,529.16   15-Feb-94    01-Apr-94  01-Mar-2009   01-May-96
   9733102      28    180      152         150   7.000  6,741.22   20-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   9733601      28    180      152         133   6.875  2,898.53   05-Jan-94    01-Mar-94  01-Feb-2009   01-Jun-96
   9734251      29    180      151         151   7.125  3,546.33   09-Dec-93    01-Feb-94  01-Jan-2009   01-May-96
   9734375      29    180      151         151   7.375  5,225.17   28-Dec-93    01-Feb-94  01-Jan-2009   01-May-96
   9765594      29    180      151         151   7.375  2,207.82   15-Dec-93    01-Feb-94  01-Jan-2009   01-May-96
   9770175      27    180      153         153   7.375  1,913.45   09-Feb-94    01-Apr-94  01-Mar-2009   01-Jun-96
   9782651      28    180      152         152   7.125  2,971.13   13-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   9782742      29    180      151         151   7.250  1,990.05   13-Dec-93    01-Feb-94  01-Jan-2009   01-Jun-96
   9784522      28    180      152         152   6.875  2,929.75   20-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   9789694      27    180      153         153   7.125  3,294.97   09-Feb-94    01-Apr-94  01-Mar-2009   01-May-96
   9790605      26    180      154         154   6.875  6,242.99   25-Mar-94    01-May-94  01-Apr-2009   01-May-96
   9795755      28    180      152         133   7.125  2,645.03   27-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   9796102      29    180      151         151   7.125  4,076.25   15-Dec-93    01-Feb-94  01-Jan-2009   01-May-96
   9796168      28    180      152         152   7.000  3,244.77   12-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   9797342      28    180      152         152   7.125  5,000.19   26-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   9798480      27    180      153         153   7.000  2,139.22   16-Feb-94    01-Apr-94  01-Mar-2009   01-May-96
   9799133      26    180      154         154   6.750  2,283.07   14-Mar-94    01-May-94  01-Apr-2009   01-May-96
   9799246      27    180      153         153   6.875  2,586.38   18-Feb-94    01-Apr-94  01-Mar-2009   01-May-96
   9799392      26    180      154         152   7.500  2,178.48   14-Mar-94    01-May-94  01-Apr-2009   01-May-96
   9800083      29    180      151         149   6.875  2,637.22   22-Dec-93    01-Feb-94  01-Jan-2009   01-May-96
   9820295      28    180      152         152   6.875  2,199.32   07-Jan-94    01-Mar-94  01-Feb-2009   01-May-96



Loan            Document Type         MI Company
   9669160      Full Doc              NEITHER FHA OR PMI
   9669182      Full Doc              NEITHER FHA OR PMI
   9669580      Full Doc              NEITHER FHA OR PMI
   9669681      Full Doc              NEITHER FHA OR PMI
   9669783      Full Doc              NEITHER FHA OR PMI
   9669808      Full Doc              NEITHER FHA OR PMI
   9670192      Full Doc              NEITHER FHA OR PMI
   9670283      Full Doc              NEITHER FHA OR PMI
   9670498      Full Doc              G.E. MORTGAGE INSUARNCE CO
   9670567      Full Doc              NEITHER FHA OR PMI
   9670895      Full Doc              NEITHER FHA OR PMI
   9671399      Full Doc              NEITHER FHA OR PMI
   9671720      Full Doc              NEITHER FHA OR PMI
   9671730      Full Doc              NEITHER FHA OR PMI
   9671763      Full Doc              NEITHER FHA OR PMI
   9672008      Full Doc              NEITHER FHA OR PMI
   9672085      Full Doc              NEITHER FHA OR PMI
   9672212      Full Doc              NEITHER FHA OR PMI
   9672267      Full Doc              NEITHER FHA OR PMI
   9732755      Full Doc              NEITHER FHA OR PMI
   9733099      Full Doc              NEITHER FHA OR PMI
   9733102      Full Doc              NEITHER FHA OR PMI
   9733601      Full Doc              NEITHER FHA OR PMI
   9734251      Full Doc              NEITHER FHA OR PMI
   9734375      Full Doc              NEITHER FHA OR PMI
   9765594      Full Doc              U.G.I.
   9770175      Full Doc              NEITHER FHA OR PMI
   9782651      Full Doc              NEITHER FHA OR PMI
   9782742      Full Doc              NEITHER FHA OR PMI
   9784522      Full Doc              NEITHER FHA OR PMI
   9789694      Full Doc              NEITHER FHA OR PMI
   9790605      Full Doc              NEITHER FHA OR PMI
   9795755      Full Doc              NEITHER FHA OR PMI
   9796102      Full Doc              NEITHER FHA OR PMI
   9796168      Full Doc              NEITHER FHA OR PMI
   9797342      Full Doc              NEITHER FHA OR PMI
   9798480      Full Doc              NEITHER FHA OR PMI
   9799133      Full Doc              NEITHER FHA OR PMI
   9799246      Full Doc              NEITHER FHA OR PMI
   9799392      Full Doc              NEITHER FHA OR PMI
   9800083      Full Doc              NEITHER FHA OR PMI
   9820295      Full Doc              PMI MORTGAGE INSUARNCE CO

                        MORSERV 1996-1 Loan Schedule                    Page 39

                                                                          Cash Out
Loan           PropType        Units   OccType   Purpose                       Amt    LTV      Appraisal     Sale Price
   9669160     Single Family      1    Primary   RATE/TERM REFINANCE            0   50.00     750,000.00              0
   9669182     Single Family      1    Primary   RATE/TERM REFINANCE            0   59.47   1,600,000.00              0
   9669580     Single Family      1    Primary   PURCHASE                       0   46.16     655,000.00     649,900.00
   9669681     Single Family      1    Primary   RATE/TERM REFINANCE            0   75.38     315,000.00              0
   9669783     Single Family      1    Primary   PURCHASE                       0   77.78     271,000.00     270,000.00
   9669808     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     293,000.00              0
   9670192     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     337,500.00              0
   9670283     Single Family      1    Primary   RATE/TERM REFINANCE            0   77.47     475,000.00              0
   9670498     Single Family      1    Primary   RATE/TERM REFINANCE            0   90.00     240,000.00              0
   9670567     Single Family      1    Primary   PURCHASE                       0   79.86     280,000.00     278,000.00
   9670895     Single Family      1    Primary   PURCHASE                       0   71.63     359,000.00     349,000.00
   9671399     Single Family      1    Primary   PURCHASE                       0   52.70     550,000.00     493,400.00
   9671720     Single Family      1    Primary   PURCHASE                       0   63.04   1,177,500.00   1,200,000.00
   9671730     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     510,000.00              0
   9671763     Single Family      1    Primary   PURCHASE                       0   70.91     555,000.00     550,000.00
   9672008     Single Family      1    Primary   PURCHASE                       0   75.27     465,000.00     465,000.00
   9672085     Single Family      1    Primary   RATE/TERM REFINANCE            0   70.00   1,300,000.00              0
   9672212     Single Family      1    Primary   PURCHASE                       0   50.00     420,000.00     420,000.00
   9672267     Single Family      1    Primary   PURCHASE                       0   71.43     363,000.00     350,000.00
   9732755     Single Family      1    Primary   CASH OUT REFINANCE     41,893.00   61.54     650,000.00              0
   9733099     Single Family      1    Primary   CASH OUT REFINANCE      9,664.63   50.00   1,000,000.00              0
   9733102     Single Family      1    Primary   RATE/TERM REFINANCE            0   68.18   1,100,000.00              0
   9733601     CONDO              1    Primary   CASH OUT REFINANCE      6,195.81   48.15     675,000.00              0
   9734251     Single Family      1    Primary   RATE/TERM REFINANCE            0   67.50     580,000.00              0
   9734375     Single Family      1    Primary   RATE/TERM REFINANCE            0   76.76     740,000.00              0
   9765594     Single Family      1    Primary   RATE/TERM REFINANCE            0   82.76     290,000.00              0
   9770175     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     260,000.00              0
   9782651     Single Family      1    Primary   PURCHASE                       0   80.00     410,000.00     410,000.00
   9782742     Single Family      1    Primary   RATE/TERM REFINANCE            0   74.66     292,000.00              0
   9784522     Single Family      1    Primary   CASH OUT REFINANCE    230,977.83   75.00     438,000.00              0
   9789694     Single Family      1    Primary   CASH OUT REFINANCE    300,825.00   75.00     485,000.00              0
   9790605     Single Family      1    Primary   RATE/TERM REFINANCE            0   35.90   1,950,000.00              0
   9795755     Single Family      1    Primary   RATE/TERM REFINANCE     1,932.17   54.07     540,000.00              0
   9796102     Single Family      1    Primary   RATE/TERM REFINANCE            0   61.64     730,000.00              0
   9796168     Single Family      1    Primary   CASH OUT REFINANCE     93,283.00   55.97     645,000.00              0
   9797342     Single Family      1    Primary   RATE/TERM REFINANCE            0   76.67     720,000.00              0
   9798480     Single Family      1    Primary   CASH OUT REFINANCE     97,289.67   58.77     405,000.00              0
   9799133     Single Family      1    Primary   RATE/TERM REFINANCE            0   72.68     355,000.00              0
   9799246     Single Family      1    Primary   CASH OUT REFINANCE     50,715.00   58.59     495,000.00              0
   9799392     CONDO              1    Primary   RATE/TERM REFINANCE            0   78.33     300,000.00              0
   9800083     Single Family      1    Primary   RATE/TERM REFINANCE            0   57.98     510,000.00              0
   9820295     Single Family      1    Primary   PURCHASE                       0   90.00     275,000.00     274,000.00


                 Serv.
Loan               Fee   PO %
   9669160       0.20   8.214%
   9669182       0.20   8.214%
   9669580       0.20   4.643%
   9669681       0.20   8.214%
   9669783       0.20   6.429%
   9669808       0.20   6.429%
   9670192       0.25   0.000%
   9670283       0.25   0.000%
   9670498       0.25   0.000%
   9670567       0.25   0.000%
   9670895       0.25   0.000%
   9671399       0.25   0.000%
   9671720       0.25   0.000%
   9671730       0.25   0.000%
   9671763       0.25   0.000%
   9672008       0.25   0.000%
   9672085       0.25   0.000%
   9672212       0.25   0.000%
   9672267       0.25   0.000%
   9732755       0.20   4.643%
   9733099       0.20   1.071%
   9733102       0.20   2.857%
   9733601       0.20   4.643%
   9734251       0.20   1.071%
   9734375       0.25   0.000%
   9765594       0.25   0.000%
   9770175       0.25   0.000%
   9782651       0.20   1.071%
   9782742       0.25   0.000%
   9784522       0.20   4.643%
   9789694       0.20   1.071%
   9790605       0.20   4.643%
   9795755       0.20   1.071%
   9796102       0.20   1.071%
   9796168       0.20   2.857%
   9797342       0.20   1.071%
   9798480       0.20   2.857%
   9799133       0.20   6.429%
   9799246       0.20   4.643%
   9799392       0.25   0.000%
   9800083       0.20   4.643%
   9820295       0.20   4.643%

                        MORSERV 1996-1 Loan Schedule                    Page 40

Loan         Name                              Street                          City                     Zip
   9821968   HARTMUT H. MALLUCHE               1521 SHANNON RUN ROAD           VERSAILLES, KY           40383-0000
   9827658   EDWIN B. MIERS JR                 106 RAPID RIVER TRAI            GREENVILLE, SC           29615-0000
   9829358   CRAIG M LOWRY                     171 MORNING LAKE DRIVE          MOORE, SC                29369-0000
   9842083   CAROLYN S. ARTIS                  1174 NORTH HILLCREST RD.        BEVERLY HILLS, CA        90210-0000
   9844158   LOUIS G. COWAN                    2240 MANDEVILLE CANYON ROAD     LOS ANGELES, CA          90049-0000
   9855030   GREGG B. RAINS                    35 HYDE STREET                  WEYMOUTH, MA             02188-0000
   9858935   RICHARD T. MURPHY                 25 PIERREPONT ROAD              WINCHESTER, MA           01890-0000
   9862728   HARRY C. MIDGLEY III              241 OCEAN DRIVE                 JUPITER INLET BEA, FL    33469-0000
   9865158   ROBERT J. LOUREA                  127 BRUCE ROAD                  TWO OF UPPER MAKE, PA    18977-0000
   9866208   DAVID FLORES                      8 TRAFALGAR DRIVE               TWP OF LIVINGSTON, NJ    07039-0000
   9896366   WILLIAM R. NIMS                   400 SUMMER HILL ROAD            MADISON, CT              06443-0000
  10204572   JOHN N. PHILLIPS                  610 BLUFF POST                  SAN ANTONIO, TX          78231-0000
  10206308   JEFFREY E. CURTISS                647 HEDWIG ROAD                 HOUSTON, TX              77024-0000
  10206374   JAMES W. OYER                     3410 AMHERST STREET             HOUSTON, TX              77005-0000
  31900040   LARRY D. GRUBB                    2524 TROTTER ROAD               FLORENCE, SC             29501-0000
  32100297   JOSEPH A. ASBURY                  5800 CAMINO TASSAJAR            PLEASANTON, CA           94588-0000
  32101540   F B. NELSON JR.                   3521 PERADA DRIVE               WALNUT CREEK, CA         94598-0000
  32101675   KENT S. LITTLEHALE                1070 CAROLYN AVENUE             SAN JOSE, CA             95125-0000
  32801735   CHRISTOPHER J. KLINGER            9425 N. CALLE EL MIL            TUCSON, AZ               85737-0000
  33100587   PAUL R. CLISHAM                   434 PINE STREET                 NEW ORLEANS, LA          70118-0000
  33300021   MICHAEL N. PETERS                 1140 COASTAL HIGHWAY #14 PH     OCEAN CITY, MD           21842-0000
  33301669   JOSEPH F. CAMPAGNA                11428 PURPLE BEACH DRIVE        RESTON, VA               22091-0000
  33600637   EDDIE M. PETRO                    16795 PERDIDO KEY DR #A503      PENSACOLA, FL            32507-0000
  60000756   PETER J. NEUFELD                  14 REMSEN STREET                BROOKLYN, NY             11201-0000
  60000891   SIDNEY S. ROSDEITCHER             90 RIVERSIDE DRIVE APT. 5A      NEW YORK, NY             10024-0000
  60001001   BIJAN M. GOHARI                   8 SYCAMORE DRIVE                ROSLYN, NY               11576-0000
  60002208   JOSEPH BONGIORNO                  161-30 92ND STREET              HOWARD BEACH, NY         11414-0000
  60003856   NABENDU    PANDEY                 3341 RICHMOND ROAD              STATEN ISLAND, NY        10306-0000
  60005192   MICHAEL D. SHALHOUB               37 PARKWAY CIRCLE               SCARSDALE, NY            10583-0000
  60005443   JODI A. KARP                      245 EAST 87TH STREET #19C       NEW YORK, NY             10128-0000
  60006140   KENNETH E. ADELSBERG              245 EAST 93RD STREET #16H       NEW YORK, NY             10128-0000
  60006209   ISAAC SHAMAH                      210 CENTRAL PARK SOUTH #11D     NEW YORK, NY             10019-0000
  60006617   EDWARD FRIEDMAN                   11A HEDGES BANKS DRIVE          EAST HAMPTON, NY         11937-0000
  60006661   CARLO LAURICELLA                  2154 68TH STREET                BROOKLYN, NY             11204-0000
  60007518   HARVEY A GATOFF                   15 DUNE ROAD                    QUOGUE, NY               11959-0000
  60008000   YEON C. KIM                       10 DORSET ROAD                  GREAT NECK, NY           11020-0000
  60008168   ANTHONY VARVARO                   62 BAY WALK                     FIRE ISLAND PINES, NY    11782-0000
  60008281   STEPHEN B. JUDLOWE                PHEASANT CLOSE                  SOUTH HAMPTON, NY        11968-0000
  60009014   SANDRA J. LEVY                    9 WESTHAVEN LANE                WHITE PLAINS, NY         10605-0000
  60009477   JOSEPH M. WALTZ                   720 MILTON ROAD APT4B SOUTH     RYE, NY                  10580-0000
  60011107   LOUIS DALAVERIS                   160 W 66TH STREET #58E          NEW YORK, NY             10023-0000
  60011504   ALFRED STRACHER                   47 THE OAKS                     ROSLYN ESTATES, NY       11576-0000


Loan         County                Loan Amt             UPB   June 1 Balance
   9821968   Woodford            980,000.00      898,623.48       895,106.60
   9827658   Greenville          212,000.00      193,635.32       192,869.93
   9829358   Spartanburg         237,000.00      216,469.26       216,469.26
   9842083   Los Angeles         950,000.00      863,688.02       860,139.63
   9844158   Los Angeles         302,000.00      278,690.76       277,640.53
   9855030   Norfolk             225,000.00      204,696.62       203,879.38
   9858935   Middlesex           244,350.00      221,623.40       221,623.40
   9862728   Palm Beach          675,000.00      618,949.79       616,527.45
   9865158   Bucks               288,700.00      262,839.75       262,839.75
   9866208   Essex               300,000.00      273,256.70       272,146.66
   9896366   New Haven           495,000.00      451,791.25       449,939.44
  10204572   Bexar               316,300.00      290,424.45       289,267.40
  10206308   Harris              559,000.00      510,304.80       508,214.12
  10206374   Harris              280,100.00      255,561.92       254,513.56
  31900040   Florence            263,500.00      151,381.57       149,887.94
  32100297   Contra Costa        286,000.00      252,789.35       252,789.35
  32101540   Contra Costa        243,750.00      224,566.20       223,704.03
  32101675   Santa Clara         337,500.00      310,099.14       308,908.59
  32801735   Pima                250,000.00      228,469.79       227,586.20
  33100587   Orleans             224,000.00      206,378.15       205,591.50
  33300021   Worcester           248,000.00      227,604.67       226,722.08
  33301669   Fairfax             307,500.00      285,875.68       284,857.89
  33600637   Escambia            232,000.00      213,882.65       213,068.75
  60000756   Kings               350,000.00      320,749.01       319,446.83
  60000891   New York            353,000.00      323,118.42       323,118.42
  60001001   Nassau              230,000.00      210,819.82       209,964.33
  60002208   Queens              230,000.00      211,002.63       210,154.22
  60003856   Richmond            304,000.00      268,512.81       267,339.92
  60005192   Westchester         252,000.00      230,956.96       230,026.11
  60005443   New York            240,000.00      221,420.15       220,554.58
  60006140   New York            240,000.00      219,488.20       219,488.20
  60006209   New York            339,000.00      313,971.52       312,755.99
  60006617   Suffolk             305,200.00      280,177.40       279,060.64
  60006661   Kings               228,000.00      208,975.66       208,127.55
  60007518   Suffolk             425,000.00      355,803.41       354,073.39
  60008000   Nassau              450,000.00      407,717.57       407,717.57
  60008168   Suffolk             225,000.00      205,953.59       205,132.62
  60008281   Suffolk             500,000.00      458,701.71       456,857.36
  60009014   Westchester         285,000.00      261,682.81       260,640.24
  60009477   Westchester         216,350.00      198,989.21       198,989.21
  60011107   New York            499,950.00      459,413.78       457,599.99
  60011504   Nassau              300,000.00      276,207.17       275,129.65

                        MORSERV 1996-1 Loan Schedule                    Page 41

                           Sch Rem     Act Rem                                      First        Final
Loan           Age   Term     Term        Term    Rate        PI      Closed      Payment      Payment    Paid To
   9821968      26    180      154         154   7.250  8,946.06   28-Feb-94    01-May-94  01-Apr-2009   01-May-96
   9827658      27    180      153         153   7.250  1,935.27   04-Feb-94    01-Apr-94  01-Mar-2009   01-May-96
   9829358      26    180      154         154   7.250  2,163.49   23-Mar-94    01-May-94  01-Apr-2009   01-Jun-96
   9842083      26    180      154         153   6.750  8,406.64   16-Mar-94    01-May-94  01-Apr-2009   01-May-96
   9844158      25    180      155         155   7.625  2,821.08   28-Apr-94    01-Jun-94  01-May-2009   01-May-96
   9855030      28    180      152         152   7.250  2,053.95   04-Jan-94    01-Mar-94  01-Feb-2009   01-May-96
   9858935      28    180      152         152   7.375  2,247.84   28-Jan-94    01-Mar-94  01-Feb-2009   01-Jun-96
   9862728      26    180      154         154   7.250  6,161.83   01-Mar-94    01-May-94  01-Apr-2009   01-May-96
   9865158      28    180      152         153   7.375  2,655.82   11-Jan-94    01-Mar-94  01-Feb-2009   01-Jun-96
   9866208      27    180      153         153   6.875  2,675.57   02-Feb-94    01-Apr-94  01-Mar-2009   01-May-96
   9896366      26    180      154         154   6.625  4,346.07   09-Mar-94    01-May-94  01-Apr-2009   01-May-96
  10204572      25    180      155         155   6.875  2,820.94   25-Apr-94    01-Jun-94  01-May-2009   01-May-96
  10206308      26    180      154         154   6.625  4,907.99   22-Mar-94    01-May-94  01-Apr-2009   01-May-96
  10206374      26    180      154         154   6.625  2,459.27   31-Mar-94    01-May-94  01-Apr-2009   01-May-96
  31900040      25    180      155          78   7.375  2,424.00   28-Apr-94    01-Jun-94  01-May-2009   01-May-96
  32100297      25    180      155         145   7.500  2,651.26   01-Apr-94    01-Jun-94  01-May-2009   01-Jun-96
  32101540      25    180      155         155   7.375  2,242.32   06-Apr-94    01-Jun-94  01-May-2009   01-May-96
  32101675      24    180      156         154   7.500  3,128.67   11-May-94    01-Jul-94  01-Jun-2009   01-May-96
  32801735      24    180      156         152   7.625  2,335.33   13-May-94    01-Jul-94  01-Jun-2009   01-May-96
  33100587      25    180      155         155   7.500  2,076.51   28-Apr-94    01-Jun-94  01-May-2009   01-May-96
  33300021      26    180      154         154   7.375  2,281.41   30-Mar-94    01-May-94  01-Apr-2009   01-May-96
  33301669      24    180      156         156   8.250  2,983.19   23-May-94    01-Jul-94  01-Jun-2009   01-May-96
  33600637      25    180      155         155   7.500  2,150.67   13-Apr-94    01-Jun-94  01-May-2009   01-May-96
  60000756      25    180      155         155   6.625  3,072.98   05-Apr-94    01-Jun-94  01-May-2009   01-May-96
  60000891      25    180      155         155   7.000  3,172.87   19-Apr-94    01-Jun-94  01-May-2009   01-Jun-96
  60001001      25    180      155         155   6.625  2,019.39   01-Apr-94    01-Jun-94  01-May-2009   01-May-96
  60002208      25    180      155         155   6.750  2,035.30   13-Apr-94    01-Jun-94  01-May-2009   01-May-96
  60003856      25    180      155         146   6.875  2,711.24   14-Apr-94    01-Jun-94  01-May-2009   01-May-96
  60005192      25    180      155         155   6.750  2,229.98   06-Apr-94    01-Jun-94  01-May-2009   01-May-96
  60005443      24    180      156         156   7.000  2,157.19   02-May-94    01-Jul-94  01-Jun-2009   01-May-96
  60006140      25    180      155         155   6.875  2,140.46   12-Apr-94    01-Jun-94  01-May-2009   01-Jun-96
  60006209      23    180      157         157   7.000  3,047.03   08-Jun-94    01-Aug-94  01-Jul-2009   01-May-96
  60006617      25    180      155         155   6.875  2,721.94   14-Apr-94    01-Jun-94  01-May-2009   01-May-96
  60006661      25    180      155         155   6.625  2,001.83   07-Apr-94    01-Jun-94  01-May-2009   01-May-96
  60007518      25    180      155         133   7.250  3,879.67   06-Apr-94    01-Jun-94  01-May-2009   01-May-96
  60008000      24    180      156         152   7.250  4,107.89   05-May-94    01-Jul-94  01-Jun-2009   01-Jun-96
  60008168      26    180      154         154   7.000  2,022.37   23-Mar-94    01-May-94  01-Apr-2009   01-May-96
  60008281      25    180      155         155   6.750  4,424.55   15-Apr-94    01-Jun-94  01-May-2009   01-May-96
  60009014      25    180      155         155   6.875  2,541.79   20-Apr-94    01-Jun-94  01-May-2009   01-May-96
  60009477      24    180      156         156   7.125  1,959.77   16-May-94    01-Jul-94  01-Jun-2009   01-Jun-96
  60011107      25    180      155         155   7.000  4,493.70   25-Apr-94    01-Jun-94  01-May-2009   01-May-96
  60011504      24    180      156         155   7.125  2,717.50   28-Apr-94    01-Jul-94  01-Jun-2009   01-May-96



Loan           Document Type         MI Company
   9821968     Full Doc              NEITHER FHA OR PMI
   9827658     Full Doc              NEITHER FHA OR PMI
   9829358     Full Doc              NEITHER FHA OR PMI
   9842083     Full Doc              NEITHER FHA OR PMI
   9844158     Full Doc              NEITHER FHA OR PMI
   9855030     Full Doc              NEITHER FHA OR PMI
   9858935     Full Doc              NEITHER FHA OR PMI
   9862728     Full Doc              NEITHER FHA OR PMI
   9865158     Full Doc              NEITHER FHA OR PMI
   9866208     Full Doc              NEITHER FHA OR PMI
   9896366     Full Doc              NEITHER FHA OR PMI
  10204572     Full Doc              NEITHER FHA OR PMI
  10206308     Full Doc              NEITHER FHA OR PMI
  10206374     Full Doc              NEITHER FHA OR PMI
  31900040     Full Doc              NEITHER FHA OR PMI
  32100297     Full Doc              NEITHER FHA OR PMI
  32101540     Full Doc              NEITHER FHA OR PMI
  32101675     Full Doc              NEITHER FHA OR PMI
  32801735     Full Doc              NEITHER FHA OR PMI
  33100587     Full Doc              NEITHER FHA OR PMI
  33300021     Full Doc              NEITHER FHA OR PMI
  33301669     Full Doc              NEITHER FHA OR PMI
  33600637     Full Doc              NEITHER FHA OR PMI
  60000756     Full Doc              NEITHER FHA OR PMI
  60000891     Full Doc              NEITHER FHA OR PMI
  60001001     Full Doc              NEITHER FHA OR PMI
  60002208     No Income             NEITHER FHA OR PMI
  60003856     Full Doc              NEITHER FHA OR PMI
  60005192     Full Doc              NEITHER FHA OR PMI
  60005443     Full Doc              NEITHER FHA OR PMI
  60006140     Full Doc              NEITHER FHA OR PMI
  60006209     Full Doc              NEITHER FHA OR PMI
  60006617     No Income             NEITHER FHA OR PMI
  60006661     No Income             NEITHER FHA OR PMI
  60007518     Full Doc              NEITHER FHA OR PMI
  60008000     Full Doc              NEITHER FHA OR PMI
  60008168     Full Doc              NEITHER FHA OR PMI
  60008281     Full Doc              NEITHER FHA OR PMI
  60009014     Full Doc              NEITHER FHA OR PMI
  60009477     Full Doc              NEITHER FHA OR PMI
  60011107     Full Doc              NEITHER FHA OR PMI
  60011504     Full Doc              NEITHER FHA OR PMI

                        MORSERV 1996-1 Loan Schedule                    Page 42

                                                                          Cash Out
Loan           PropType        Units   OccType   Purpose                       Amt    LTV      Appraisal     Sale Price
   9821968     Single Family      1    Primary   RATE/TERM REFINANCE            0   70.00   1,400,000.00              0
   9827658     Single Family      1    Primary   RATE/TERM REFINANCE            0   70.67     300,000.00              0
   9829358     Single Family      1    Primary   PURCHASE                       0   77.20     315,000.00     307,000.00
   9842083     Single Family      1    Primary   RATE/TERM REFINANCE            0   50.00   1,900,000.00              0
   9844158     Single Family      1    Primary   CASH OUT REFINANCE    101,994.69   27.46   1,100,000.00              0
   9855030     Single Family      1    Primary   CASH OUT REFINANCE    225,000.00   68.60     328,000.00              0
   9858935     Single Family      1    Primary   CASH OUT REFINANCE     84,120.61   74.05     330,000.00              0
   9862728     Single Family      1    Primary   PURCHASE                       0   75.00     925,000.00     900,000.00
   9865158     Single Family      1    Primary   CASH OUT REFINANCE     20,539.06   74.99     385,000.00              0
   9866208     Single Family      1    Primary   CASH OUT REFINANCE      6,495.00   76.14     394,000.00              0
   9896366     Single Family      1    Primary   RATE/TERM REFINANCE            0   79.71     621,000.00              0
  10204572     Single Family      1    Primary   PURCHASE                       0   80.00     414,000.00     395,400.00
  10206308     Single Family      1    Primary   RATE/TERM REFINANCE            0   50.82   1,100,000.00              0
  10206374     Single Family      1    Primary   RATE/TERM REFINANCE            0   48.71     575,000.00              0
  31900040     Single Family      1    Primary   PURCHASE                       0   79.37     347,000.00     332,000.00
  32100297     Single Family      1    Primary   RATE/TERM REFINANCE     2,207.73   63.56     450,000.00              0
  32101540     Single Family      1    Primary   CASH OUT REFINANCE     46,394.80   75.00     325,000.00              0
  32101675     Single Family      1    Primary   CASH OUT REFINANCE     39,293.51   75.00     450,000.00              0
  32801735     Single Family      1    Primary   PURCHASE                       0   68.49     365,000.00     365,000.00
  33100587     Single Family      1    Primary   PURCHASE                       0   80.00     283,000.00     280,000.00
  33300021     CONDO              1    Vacation  PURCHASE                       0   80.00     327,500.00     310,000.00
  33301669     PUD                1    Primary   CASH OUT REFINANCE    258,824.08   75.00     410,000.00              0
  33600637     CONDO              1    Vacation  PURCHASE                       0   80.00     290,000.00     290,000.00
  60000756     Multi Family       2    Primary   CASH OUT REFINANCE     15,628.92   38.04     920,000.00              0
  60000891     COOP               1    Primary   RATE/TERM REFINANCE            0   44.13     800,000.00              0
  60001001     Single Family      1    Primary   RATE/TERM REFINANCE            0   54.12     425,000.00              0
  60002208     Single Family      1    Primary   CASH OUT REFINANCE      2,787.71   74.19     310,000.00              0
  60003856     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     380,000.00              0
  60005192     Single Family      1    Primary   RATE/TERM REFINANCE            0   80.00     315,000.00              0
  60005443     COOP               1    Primary   PURCHASE                       0   75.00     323,000.00     320,000.00
  60006140     CONDO              1    Primary   RATE/TERM REFINANCE            0   77.42     310,000.00              0
  60006209     COOP               1    Primary   RATE/TERM REFINANCE            0   70.63     480,000.00              0
  60006617     Single Family      1    Primary   RATE/TERM REFINANCE       339.84   72.67     420,000.00              0
  60006661     Single Family      1    Primary   RATE/TERM REFINANCE     1,031.71   79.17     288,000.00              0
  60007518     Single Family      1    Vacation  RATE/TERM REFINANCE            0   44.93     946,000.00              0
  60008000     Single Family      1    Primary   CASH OUT REFINANCE    233,856.18   56.25     800,000.00              0
  60008168     Single Family      1    Vacation  RATE/TERM REFINANCE            0   64.29     350,000.00              0
  60008281     Single Family      1    Vacation  PURCHASE                       0   58.82     862,000.00     850,000.00
  60009014     Single Family      1    Primary   RATE/TERM REFINANCE            0   53.27     535,000.00              0
  60009477     COOP               1    Primary   RATE/TERM REFINANCE            0   65.56     330,000.00              0
  60011107     CONDO              1    Primary   PURCHASE                       0   64.34     777,000.00     777,000.00
  60011504     Single Family      1    Primary   CASH OUT REFINANCE     25,733.71   45.80     655,000.00              0


                 Serv.
Loan               Fee   PO %
   9821968       0.25   0.000%
   9827658       0.25   0.000%
   9829358       0.25   0.000%
   9842083       0.20   6.429%
   9844158       0.25   0.000%
   9855030       0.25   0.000%
   9858935       0.25   0.000%
   9862728       0.25   0.000%
   9865158       0.25   0.000%
   9866208       0.20   4.643%
   9896366       0.20   8.214%
  10204572       0.20   4.643%
  10206308       0.20   8.214%
  10206374       0.20   8.214%
  31900040       0.25   0.000%
  32100297       0.25   0.000%
  32101540       0.25   0.000%
  32101675       0.25   0.000%
  32801735       0.25   0.000%
  33100587       0.25   0.000%
  33300021       0.25   0.000%
  33301669       0.25   0.000%
  33600637       0.25   0.000%
  60000756       0.20   8.214%
  60000891       0.20   2.857%
  60001001       0.20   8.214%
  60002208       0.20   6.429%
  60003856       0.20   4.643%
  60005192       0.20   6.429%
  60005443       0.20   2.857%
  60006140       0.20   4.643%
  60006209       0.20   2.857%
  60006617       0.20   4.643%
  60006661       0.20   8.214%
  60007518       0.25   0.000%
  60008000       0.25   0.000%
  60008168       0.20   2.857%
  60008281       0.20   6.429%
  60009014       0.20   4.643%
  60009477       0.20   1.071%
  60011107       0.20   2.857%
  60011504       0.20   1.071%

                        MORSERV 1996-1 Loan Schedule                    Page 43

Loan         Name                              Street                          City                     Zip
  60013055   VINH B. NGUYEN                    1 WAGNER PLACE                  HASTING ON HUDSON, NY    10706-0000
  60013703   ALBERTO REYES                     340 EAST 64TH STREET #14G       NEW YORK, NY             10021-0000
  60015550   WILLIAM B. MCCLOSKEY JR           12 BURTON AVENUE                STATEN ISLAND, NY        10309-0000
  60018140   TIMOTHY CROAK                     5 VILLAGE LANE                  QUOGUE, NY               11959-0000
  60050798   IMAD J. BAKOSS                    2 ROMER ROAD                    STATEN ISLAND, NY        10304-0000
  60056874   DERRICK M. BELL                   444 CENTRAL PARK WEST, APT 14B  NEW YORK, NY             10025-0000
  60060124   FRANK V PENNA                     6 BACON COURT                   BRONXVILLE, NY           10708-0000
  60069093   RICHARD S. LASKIN                 #4 BULL PATH CLOSE              EAST HAMPTON, NY         11937-0000
  60073024   ERH-PING D. TSAI                  8 WILDWOOD COURT                LATTINGTOWN, NY          11560-0000
  60075212   WILLIAM J. BRENNAN                222 STILLSON ROAD, # 140        FAIRFIELD, CT            06430-0000
  96694442   STEVE T BOOZALIS                  3751 FARBER STREET              HOUSTON, TX              77005-0000
1111008053   BENJAMIN B. PARK                  63 BELLWOOD DRIVE               NEW HYDE PARK, NY        11040-0000
1111012811   SANG W. PARK                      220 EAST 65TH STREET 18N        NEW YORK, NY             10021-0000
1112009969   ANN M. LOCICERO                   203 WEST 81ST ST APT 8B         NEW YORK, NY             10024-0000
1112031174   RICHARD G. GOULD III              337 CANOE HILL ROAD             NEW CANAAN, CT           06830-0000
1112037534   HIDEKO E. KAMINOMD                330 EAST 38TH STREET            NEW YORK, NY             10016-0000
       604


Loan         County                Loan Amt             UPB   June 1 Balance
  60013055   Westchester         262,500.00      242,178.22       241,231.50
  60013703   New York            332,000.00      306,375.22       305,220.66
  60015550   Richmond            295,000.00      273,675.02       272,673.08
  60018140   Suffolk             400,000.00      369,925.04       368,518.84
  60050798   Richmond            692,000.00      653,245.58       651,058.34
  60056874   New York            243,750.00      231,748.52       230,996.01
  60060124   Westchester         325,000.00      309,049.08       308,054.35
  60069093   Suffolk             250,000.00      235,360.16       235,360.16
  60073024   Nassau              380,000.00      362,943.22       361,801.48
  60075212   Fairfield           300,000.00      285,552.99       285,552.99
  96694442   Harris              582,900.00      429,942.77       429,942.77
1111008053   Nassau              220,000.00      213,215.37       212,571.28
1111012811   New York            215,000.00      210,126.20       209,497.39
1112009969   New York            225,000.00      216,731.20       216,062.77
1112031174   Fairfield           830,000.00      809,718.67       807,110.48
1112037534   New York            519,200.00      509,944.87       508,382.75
       604                                                    182,690,823.31

                        MORSERV 1996-1 Loan Schedule                    Page 44

                           Sch Rem     Act Rem                                      First        Final
Loan           Age   Term     Term        Term    Rate        PI      Closed      Payment      Payment    Paid To
  60013055      24    180      156         156   7.000  2,359.43   06-May-94    01-Jul-94  01-Jun-2009   01-May-96
  60013703      25    180      155         155   7.625  3,101.32   21-Apr-94    01-Jun-94  01-May-2009   01-May-96
  60015550      24    180      156         156   7.875  2,797.93   04-May-94    01-Jul-94  01-Jun-2009   01-May-96
  60018140      24    180      156         156   7.375  3,679.70   24-May-94    01-Jul-94  01-Jun-2009   01-May-96
  60050798      20    180      160         160   8.500  6,814.40   23-Sep-94    01-Nov-94  01-Oct-2009   01-May-96
  60056874      18    180      162         162   8.625  2,418.20   14-Nov-94    01-Jan-95  01-Dec-2009   01-May-96
  60060124      18    180      162         162   8.750  3,248.21   08-Nov-94    01-Jan-95  01-Dec-2009   01-May-96
  60069093      18    180      162         160   8.500  2,461.85   16-Nov-94    01-Jan-95  01-Dec-2009   01-Jun-96
  60073024      16    180      164         163   8.875  3,826.01   29-Dec-94    01-Mar-95  01-Feb-2010   01-May-96
  60075212      16    180      164         163   8.750  2,998.35   30-Jan-95    01-Mar-95  01-Feb-2010   01-Jun-96
  96694442      26    180      154         113   6.625  5,117.83   03-Mar-94    01-May-94  01-Apr-2009   01-Jun-96
1111008053      12    180      168         168   8.750  2,198.79   24-May-95    01-Jul-95  01-Jun-2010   01-May-96
1111012811       9    180      171         171   8.500  2,117.20   10-Aug-95    01-Oct-95  01-Sep-2010   01-May-96
1112009969      14    180      166         166   8.750  2,248.76   07-Mar-95    01-May-95  01-Apr-2010   01-May-96
1112031174       9    180      171         171   7.625  7,753.28   23-Aug-95    01-Oct-95  01-Sep-2010   01-May-96
1112037534       7    180      173         173   8.000  4,961.75   11-Oct-95    01-Dec-95  01-Nov-2010   01-May-96
       604      35             145         143   7.410                                     01-Nov-2010



Loan           Document Type         MI Company
  60013055     Full Doc              NEITHER FHA OR PMI
  60013703     Full Doc              NEITHER FHA OR PMI
  60015550     Full Doc              NEITHER FHA OR PMI
  60018140     Full Doc              NEITHER FHA OR PMI
  60050798     Full Doc              NEITHER FHA OR PMI
  60056874     Full Doc              NEITHER FHA OR PMI
  60060124     Full Doc              NEITHER FHA OR PMI
  60069093     Full Doc              NEITHER FHA OR PMI
  60073024     Full Doc              NEITHER FHA OR PMI
  60075212     Full Doc              NEITHER FHA OR PMI
  96694442     Full Doc              NEITHER FHA OR PMI
1111008053     No Income/No Asset    NEITHER FHA OR PMI
1111012811     Full Doc              NEITHER FHA OR PMI
1112009969     No Income/No Asset    NEITHER FHA OR PMI
1112031174     Full Doc              NEITHER FHA OR PMI
1112037534     Full Doc              NEITHER FHA OR PMI
       604

                        MORSERV 1996-1 Loan Schedule                    Page 45

                                                                          Cash Out
Loan           PropType        Units   OccType   Purpose                       Amt    LTV      Appraisal     Sale Price
  60013055     Single Family      1    Primary   CASH OUT REFINANCE     71,463.07   75.00     350,000.00              0
  60013703     CONDO              1    Primary   PURCHASE                       0   80.00     415,000.00     415,000.00
  60015550     Single Family      1    Primary   RATE/TERM REFINANCE            0   76.62     385,000.00              0
  60018140     Single Family      1    Vacation  PURCHASE                       0   80.00     500,000.00     500,000.00
  60050798     Single Family      1    Primary   CASH OUT REFINANCE    224,705.72   64.98   1,065,000.00              0
  60056874     COOP               1    Primary   PURCHASE                       0   75.00     325,000.00     325,000.00
  60060124     Single Family      1    Primary   CASH OUT REFINANCE     37,282.00   74.71     435,000.00              0
  60069093     Single Family      1    Vacation  PURCHASE                       0   52.63     478,000.00     475,000.00
  60073024     Single Family      1    Primary   RATE/TERM REFINANCE            0   40.64     935,000.00              0
  60075212     CONDO              1    Primary   PURCHASE                       0   68.18     440,000.00     440,000.00
  96694442     Single Family      1    Primary   RATE/TERM REFINANCE            0   66.62     875,000.00              0
1111008053     Single Family      1    Primary   PURCHASE                       0   74.58     295,000.00     295,000.00
1111012811     CONDO              1    Primary   PURCHASE                       0   68.25     315,000.00     315,000.00
1112009969     CONDO              1    Primary   PURCHASE                       0   64.29     350,200.00     350,000.00
1112031174     Single Family      1    Primary   PURCHASE                       0   75.46   1,600,000.00   1,100,000.00
1112037534     CONDO              1    Primary   PURCHASE                       0   80.00     650,000.00     649,000.00
       604                                                                          67.32


                 Serv.
Loan               Fee   PO %
  60013055       0.20   2.857%
  60013703       0.25   0.000%
  60015550       0.25   0.000%
  60018140       0.25   0.000%
  60050798       0.25   0.000%
  60056874       0.25   0.000%
  60060124       0.25   0.000%
  60069093       0.25   0.000%
  60073024       0.25   0.000%
  60075212       0.25   0.000%
  96694442       0.20   8.214%
1111008053       0.25   0.000%
1111012811       0.25   0.000%
1112009969       0.25   0.000%
1112031174       0.25   0.000%
1112037534       0.25   0.000%
       604

                                   EXHIBIT B

                           CONTENTS OF MORTGAGE FILE


         (i)  With respect to each Mortgage Loan which is not a Co-op Loan:

                 (A)(I) Original Mortgage Note (or a lost note affidavit (including a copy of the original Mortgage Note)) or (II) original Consolidation, Extension and Modification Agreement (or a lost note affidavit (including a copy of the original Consolidation, Extension and Modification Agreement), in either case endorsed (by facsimile if so authorized by the Company), "Pay to the order of Norwest Bank Minnesota, N.A., as trustee, under that certain Pooling and Servicing Agreement dated as of June 1, 1996 for Multi-Class Mortgage Pass-Through Certificates, Series 1996-1 (MorServ, Inc.) without recourse" and signed in the name of the Mortgage Loan Seller by an authorized person and showing a complete chain of endorsement from the originator to the Mortgage Loan Seller.

                 (B) Original (or a court-certified copy of the original) recorded Mortgage or Deed of Trust with evidence of recording thereon, or if such original has been delivered to the appropriate public recording office, a certified copy thereof certified true and complete by the Mortgage Loan Seller, with the original thereof with evidence of recording thereon to be delivered by the Company within 270 days of the Closing Date.

                 (C) Original Assignment of Mortgage (or copy thereof) by the Mortgage Loan Seller or its agent in recordable form to "Norwest Bank Minnesota, N.A., as trustee." Subject to the foregoing, such assignments may, if permitted by law, be by blanket assignments for Mortgage Loans covering Mortgaged Properties situated within the same county. If the Assignment of Mortgage is in blanket form, a copy of the Assignment of Mortgage shall be included in the related individual Mortgage File.

                 (D) Original (or a court-certified copy of the original) recorded Assignments of Mortgage (or copies thereof) showing a complete chain of assignment from the originator of the related Mortgage Loan to the Mortgage Loan Seller, and, if copies are delivered, with the original thereof with evidence of recording thereon to be delivered by the Company within 270 days of the Closing Date.

                 (E) Originals (or lost note affidavit, including copies of the originals) of all assumption, consolidation and modification agreements, with evidence of recording thereon, to the extent required by applicable law, relating to the Mortgage or the Mortgage Note, if any, or, if such original has been delivered to the appropriate public recording office, a certified copy thereof certified true and complete by the applicable Mortgage Loan Seller, with the original thereof with evidence of recording thereon to be delivered by the Company within 270 days of the Closing Date.

                 (F) The original title policy or, in the event such original title policy is unavailable, a certified true copy of the related policy binder or commitment for title certified true and complete by the title insurance policy company, with the original title policy to be delivered by the Company within 270 days of the Closing Date.

                 (G)  Copy of Primary Insurance Policy, if any.

         (ii) With respect to each Co-op Loan:

                 (A)(I) Original Mortgage Note (or a lost note affidavit (including a copy of the original Mortgage Note)) or (II) original Consolidation, Extension and Modification Agreement (or a lost note affidavit (including a copy of the original Consolidation, Extension and Modification Agreement)), in either case endorsed (by facsimile if so authorized by the Company), "Pay to the order of Norwest Bank Minnesota, N.A. as trustee, under that certain Pooling and Servicing Agreement dated as of June 1, 1996 for Multi-Class Mortgage Pass-Through Certificates, Series 1996-1 (MorServ, Inc.) without recourse" and signed in the name of the Mortgage Loan Seller by an authorized person and showing a complete chain of endorsement from the originator to the Mortgage Loan Seller.

                 (B) Original Mortgage entered into by the Mortgagor with respect to such Mortgage Loan.

                 (C) Copy of Form UCC-1 and any continuation statements with evidence of filing thereon entered into by the Mortgagor with respect to such Mortgage Loan.

                 (D) Form UCC-3 (or copy thereof) by the Mortgage Loan Seller or its agent assigning the security interest covered by such Form UCC-1 to "Norwest Bank Minnesota, N.A. as trustee", together with all Forms UCC-3 (or copies thereof) showing a complete chain of assignment from the originator of the related Co-op Loan to the Mortgage Loan Seller, with evidence of recording thereon.

                 (E) Stock certificate representing the stock allocated to a dwelling unit in a residential cooperative housing corporation and pledged with respect to such Co-op Loan with a stock power in blank attached.

                 (F)  Original proprietary lease.

                 (G) Original assignment of proprietary lease, to the Trustee, and all intervening assignments thereof.

                 (H) Original recognition agreement (or copy thereof) of the interests of the mortgagee with respect to the Co-op Loan by the residential cooperative housing corporation, the stock of which was pledged in respect of such Co-op Loan.

                 (I) Originals of any assumption, consolidation or modification agreements relating to any of the items specified in (A) through (D) above with respect to such Co-op Loan.

                                   EXHIBIT C

                   FORMS OF CLASS A AND CLASS M CERTIFICATES

                         [FORM OF CLASS A CERTIFICATE]


SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN MORSERV, INC., THE MASTER SERVICER OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE, THE REMIC REGULAR INTEREST REPRESENTED HEREBY NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY MORSERV, INC., CHEMICAL BANK, CHASE MANHATTAN MORTGAGE CORPORATION, THE CHASE MANHATTAN BANK, N.A., THE TRUSTEE OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.




                       MORTGAGE PASS-THROUGH CERTIFICATE
                            SERIES 1996-1 CLASS A-1


Number 96-1-A-1-1                                           Original Denomination:
                                                            $37,144,000.00

Cut-off Date: June 1, 1996                                  Final Scheduled Remittance
                                                            Date:  November 25, 2011
First Remittance Date:
  July 25, 1996                                             Approximate Aggregate Original
                                                            Denomination of all Class A-1
Remittance Rate: 7.00%                                      Certificates:  $37,144,000.00

evidencing an interest in distributions allocable to the Class
A-1 Certificates with respect to a pool of conventional one- to four-family mortgage loans formed and sold by

                          MORSERV, INC.

                 Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Trustee for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

                 This certifies that Cede & Co. is the registered owner of the ownership interest evidenced by this Certificate (obtained by dividing the Original Denomination of this Certificate by the aggregate Original Denomination of all Class A-1 Certificates) in certain monthly distributions with respect to a pool (the "Mortgage Pool") of conventional one- to four-family adjustable rate mortgage loans (the "Mortgage Loans") formed and sold by MorServ, Inc. (the "Company"), which Mortgage Loans are secured by Mortgaged Properties, and in certain other property held in trust for the benefit of the Certificateholders (collectively, the "Trust Fund"). The Mortgage Loans were originated by Chemical Bank and are serviced by Chemical Bank (in such capacity, the "Master Servicer"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1996 (the "Agreement") among the Company, the Master Servicer and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not defined herein, the capitalized terms used herein shall have the meanings assigned in the Agreement.

                 This Certificate is one of a duly authorized issue of Certificates, designated as Multi-Class Mortgage Pass-Through Certificates, Series 1996-1, Class A (the "Class A Certificates") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Also issued under the Agreement are Certificates designated as Multi-Class Mortgage Pass-Through Certificates, Series 1996-1, Class M (the "Class M Certificates"), Class B (the "Class B Certificates") and Class R (the "Class R Certificates"), which are subordinated to the Class A Certificates in right of payment to the extent described herein and in the Agreement. The Class A Certificates, the Class M Certificates, the Class B Certificates and the Class R Certificates are collectively referred to as the "Certificates".

                 Pursuant to the terms of the Agreement, the Paying Agent will distribute from funds in the Certificate Account the amount as described on the reverse hereof on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Remittance Date"), commencing on July 25, 1996. Such distributions will be made to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month in which such payment is made, or if such last day is not a Business Day, the Business Day immediately preceding such last day (the "Record Date").

                 Distributions on this Certificate will be made either by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, or by wire transfer in immediately available funds to the account of such Holder at a bank or other financial or depository institution having appropriate facilities therefor, if such Holder has so notified the Paying Agent in writing at least 10 Business Days prior to the first Remittance Date for which distribution by wire transfer is to be made, and such Holder's Class A Certificates evidence an aggregate original principal balance of not less than $5,000,000. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office of the Trustee or agency appointed by the Trustee for the purpose and specified in such notice of final distribution.

                 Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.

                 Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                 IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed.

Dated:  June 20, 1996                      MORSERV, INC.




                                           By
                                             -----------------------

Certificate of Authentication

This is one of the Class A Certificates
referred to in the within-mentioned
Agreement.


THE CHASE MANHATTAN BANK, N.A.,
  as Authenticating Bank




By
  ---------------------------------
  Authorized Signatory

                               [FORM OF REVERSE]


                             REVERSE OF CERTIFICATE

                       MORTGAGE PASS-THROUGH CERTIFICATE
                                 SERIES 1996-1

                 This Certificate is one of a duly authorized issue of Certificates, designated as Multi-Class Mortgage Pass-Through Certificates, Series 1996-1, issued in seven Classes of Class A Certificates, one Class of Class M Certificates, five Classes of Class B Certificates and one Class of Class R Certificates, each evidencing an interest in certain distributions with respect to a pool of adjustable rate one- to four-family first Mortgage Loans formed and sold by the Company and certain other property conveyed by the Company to the Trustee. The Class A Certificates evidence in the aggregate the Class A Percentage of distributions relating to repayments of principal and interest on such Mortgage Loans. The Class M Certificates evidence in the aggregate the Class M Percentage of distributions relating to repayments of principal and interest on such Mortgage Loans.

                 Following the initial issuance of the Certificates, the Principal Balance of this Certificate will be different from the Original Denomination shown above. Anyone acquiring this Certificate may ascertain its current Principal Balance by inquiry of the Trustee.

                 The Holder, by its acceptance of this Certificate, agrees that it will look solely to the Trust Fund and certain amounts resulting from credit enhancements for payment hereunder and that the Trustee is not liable to the Holders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

                 This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced hereby, and the rights, duties and immunities of the Trustee.

                 The Trustee will cause to be kept at its Corporate Trust Office in Minneapolis, Minnesota, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like Class and dated the date of authentication by the Trustee.

                 No service charge will be made to the Holder for any transfer or exchange of the Certificate, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer and the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Company, the Master Servicer nor the Trustee will be affected by notice to the contrary.

                 The Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions therein which may be inconsistent with the other provisions therein, to ensure continuing treatment of the Trust Fund as a REMIC, or to make any other provisions with respect to matters or questions arising under the Agreement which are not materially inconsistent with the provisions of the Agreement, provided that such action does not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

                 The Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interests of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment or (iii) change the percentage specified in clause (ii) of the first paragraph of Section 11.01 of the Agreement, without the consent of the Holders of all Certificates of such Class then outstanding.

                 The respective obligations and responsibilities of the Company, the Master Servicer and the Trustee under the Agreement will terminate upon (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last

Mortgage Loan or the disposition of all property acquired upon the foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due thereunder; or (ii) at the option of the Master Servicer, on any Remittance Date which occurs in the month following a Due Date on which the aggregate unpaid Principal Balance of the Outstanding Mortgage Loans is less than 5% of the aggregate unpaid Principal Balance of the Mortgage Loans on the Cut-off Date, so long as the Master Servicer deposits or causes to be deposited in the Certificate Account during the Principal Prepayment Period related to such Remittance Date an amount equal to the Purchase Price for each Mortgage Loan, less any unreimbursed Advances made with respect to any Mortgage Loan, and with respect to all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, an amount equal to the fair market value of such property, as determined by an appraisal to be conducted by an appraiser selected by the Trustee, less unreimbursed Advances made with respect to the Mortgage Loan with respect to which property has been acquired; provided, however, that in no event shall the trust created hereby continue beyond the earlier of (i) 32 years after the Closing Date and (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

                         [FORM OF CLASS M CERTIFICATE]


THIS CLASS M CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

THIS CERTIFICATE WAS ISSUED ON JUNE 20, 1996 AND IS TREATED AS HAVING BEEN ISSUED WITH ORIGINAL ISSUE DISCOUNT ("OID") FOR FEDERAL INCOME TAX PURPOSES. ASSUMING THAT THIS CERTIFICATE PAYS IN ACCORDANCE WITH PROJECTED CASH FLOWS BASED ON CERTAIN ASSUMPTIONS USED IN PRICING THE CERTIFICATES: (I) THE AMOUNT OF OID IS APPROXIMATELY $485.0454865 PER $1,000 OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE, (II) THE ANNUAL YIELD OF THIS CERTIFICATE FOR PURPOSES OF COMPUTING OID IS APPROXIMATELY 7.51769941% PER ANNUM (COMPOUNDED MONTHLY) AND (III) THE AMOUNT OF OID ALLOCABLE TO THE INITIAL SHORT PERIOD IS $1.013848 PER $1,000 OF THE ORIGINAL PRINCIPAL AMOUNT OF THIS CERTIFICATE USING THE EXACT METHOD. THE ACTUAL YIELD TO MATURITY AND OID ON THIS CERTIFICATE MAY DIFFER FROM THE PROJECTED AMOUNTS. THE PREPAYMENT ASSUMPTION USED IN DETERMINING THE ANNUAL YIELD FOR FEDERAL INCOME TAX PURPOSES IS 175% OF THE PREPAYMENT MODEL.

NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE TRUSTEE SHALL HAVE RECEIVED EITHER (i) A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE EITHER (A) IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN WITHIN THE MEANING OF SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH, A "PLAN"), AND IS NOT DIRECTLY OR INDIRECTLY PURCHASING ANY CERTIFICATE ON BEHALF OF, AS INVESTMENT MANAGER OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF OR WITH ASSETS OF A PLAN OR DIRECTLY OR INDIRECTLY PURCHASING ANY CERTIFICATES WITH THE ASSETS OF ANY INSURANCE COMPANY SEPARATE ACCOUNT OR OF ANY PLAN, OR
(B) IS AN INSURANCE COMPANY AND THE SOURCE OF FUNDS FOR THE PURCHASE OF THE CERTIFICATES IS AN "INSURANCE COMPANY GENERAL ACCOUNT" WITHIN THE MEANING OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995), AND THE CONDITIONS SET FORTH IN SECTION I AND SECTION III OF PTCE 95-60 ARE SATISFIED WITH RESPECT TO THE PURCHASE AND HOLDING OF THE CERTIFICATES, OR (ii) IF THIS CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PLAN SUBJECT TO TITLE I OF ERISA, OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING THE ASSETS OF ANY SUCH PLAN OR, ALTERNATIVELY, IN THE CASE OF AN INSURANCE COMPANY, THE ASSETS OF ANY SEPARATE ACCOUNT OR OF ANY PLAN TO

EFFECT SUCH ACQUISITION, AN OPINION OF COUNSEL TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" PURSUANT TO THE DEPARTMENT OF LABOR PLAN ASSET REGULATIONS SET FORTH IN 29 C.F.R. Section 2510.3-101 AND TO BE SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR THE PROHIBITED TRANSACTION PROVISIONS OF THE CODE, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR SECTION 407 OF ERISA OR
SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER, THE COMPANY OR ANY OF THEIR AFFILIATES TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) RELATING TO THE CERTIFICATES.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN CHASE MORTGAGE FINANCE CORPORATION, THE MASTER SERVICER OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE, THE REMIC REGULAR INTEREST REPRESENTED HEREBY NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY MORSERV, INC., CHEMICAL BANK, CHASE MANHATTAN MORTGAGE CORPORATION, THE CHASE MANHATTAN BANK, N.A., THE TRUSTEE OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

                       MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 1996-1, CLASS M


Number 96-1-M                                               Original Denomination
                                                            $2,740,000.00

Cut-off Date: June 1, 1996                                  Final Scheduled Remittance
                                                            Date:  November 25, 2011

First Remittance Date:
  July 25, 1996                                             Approximate Aggregate Original
                                                            Denomination of all Class M
Remittance Rate: 7.00%                                      Certificates:  $2,740,000.00

evidencing an interest in distributions allocable to the Class M Certificates with respect to a pool of conventional one- to four-family mortgage loans formed and sold by

                 MORSERV, INC.

                 This certifies that __________________________________ is the registered owner of the ownership interest evidenced by this Certificate (obtained by dividing the Original Denomination of this Certificate by the aggregate Original Denomination of all Class M Certificates) in certain monthly distributions with respect to a pool (the "Mortgage Pool") of conventional one- to four-family adjustable rate mortgage loans (the "Mortgage Loans") formed and sold by MorServ, Inc. (the "Company"), which Mortgage Loans are secured by Mortgaged Properties, and in certain other property held in trust for the benefit of the Certificateholders (collectively, the "Trust Fund"). The Mortgage Loans were originated by or for Chemical Bank, and are serviced by Chemical Bank (in such capacity, the "Master Servicer"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of June 1, 1996 (the "Agreement") among the Company, the Master Servicer and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not defined herein, the capitalized terms used herein shall have the meanings assigned in the Agreement.

                 This Certificate is one of a duly authorized issue of Certificates, designated as Multi-Class Mortgage Pass-Through Certificates, Series 1996-1, Class M (the "Class M Certificates") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Also issued under the Agreement are Certificates designated as Multi-Class Mortgage Pass-Through Certificates, Series 1996-1, Class A (the "Class A Certificates"), Class B (the "Class B Certificates"), and Class R

(the "Class R Certificates"). The Class A Certificates are senior to, and the Class B Certificates are subordinate to, the Class M Certificates in right of payment to the extent described herein and in the Agreement. The Class A Certificates, Class M Certificates, Class B Certificates, and Class R Certificates are collectively referred to as the "Certificates".

                 Pursuant to the terms of the Agreement, the Paying Agent will distribute from funds in the Certificate Account the amount as described on the reverse hereof on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Remittance Date"), commencing on July 25, 1996. Such distributions will be made to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month in which such payment is made, or if such last day is not a Business Day, the Business Day immediately preceding such last day (the "Record Date").

                 Distributions on this Certificate will be made either by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, or by wire transfer in immediately available funds to the account of such Holder at a bank or other financial or depository institution having appropriate facilities therefor, if such Holder has so notified the Paying Agent in writing at least 10 Business Days prior to the first Remittance Date for which distribution by wire transfer is to be made, and such Holder's Class M Certificates evidence an aggregate original principal balance of not less than $5,000,000. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office of the Trustee or agency appointed by the Trustee for the purpose and specified in such notice of final distribution.

                 Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof which further provisions shall for all purposes have the same effect as if set forth at this place.

                 Unless the certificate of authentication hereon has been executed by the Trustee, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                 IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed.

Dated: June 20, 1996                       MORSERV, INC.




                                           By
                                             -----------------------


Certificate of Authentication

This is one of the Class M Certificates
referred to in the within-mentioned
Agreement.


THE CHASE MANHATTAN BANK, N.A.
  as Authenticating Bank




By
  ---------------------------------
  Authorized Signatory

                              [FORM OF ASSIGNMENT]

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)

- ---------------------

- ---------------------


- --------------------------------------------------------------------------------
(Please Print or Type Name and Address of Assignee)



- --------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint



__________________________________________________ Attorney to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)
                                  ----------------------------------------------
                                  NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration or enlargement or any change whatever.

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                   EXHIBIT D


                        [FORM OF CLASS B-1 CERTIFICATE]


         THIS CLASS B-1 CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE CLASS M CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         THIS CLASS B-1 CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT OR UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

                            CLASS B-1 CERTIFICATE

                                                   Original Denomination
                                                   $__________________
                                                   Aggregate Original Principal
                                                   Balance of all Class B-1
                                                   Certificates:  $____________

Cut-off Date:  June 1, 1996                        Number 96-1-B-1-1

First Remittance Date:
July 25, 1996


                 MULTI-CLASS MORTGAGE PASS-THROUGH CERTIFICATE
                                 Series 1996-1

                 evidencing an ownership interest in distributions allocable to a pool of conventional one- to four-family mortgage loans formed and sold by

                                 MORSERV, INC.

                 This Certificate does not represent an obligation of or interest in MorServ, Inc., the Master Servicer or the Trustee referred to below or any of their affiliates. Neither this Certificate, the REMIC regular interest represented hereby nor the underlying Mortgage Loans are guaranteed or insured by MorServ, Inc., Chemical Bank, Chase Manhattan Mortgage Corporation, The Chase Manhattan Bank, N.A., the Trustee or by any of their affiliates or by any governmental agency or instrumentality.

FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN ABOVE. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE BY INQUIRY OF THE TRUSTEE.

NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE TRUSTEE SHALL HAVE RECEIVED EITHER (i) A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE EITHER (A) IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN WITHIN THE MEANING OF SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH, A "PLAN"), AND IS NOT DIRECTLY OR INDIRECTLY PURCHASING ANY CERTIFICATE ON BEHALF OF, AS INVESTMENT MANAGER OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF OR WITH ASSETS OF A PLAN OR DIRECTLY OR INDIRECTLY PURCHASING ANY CERTIFICATES WITH THE ASSETS OF ANY INSURANCE COMPANY SEPARATE ACCOUNT OR OF ANY PLAN OR (B) IS AN INSURANCE COMPANY AND THE SOURCE OF FUNDS FOR THE PURCHASE OF THE CERTIFICATES IS AN "INSURANCE COMPANY GENERAL ACCOUNT" WITHIN THE MEANING OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995), AND THE CONDITIONS SET FORTH IN SECTION I AND III OF PTCE 95-60 ARE SATISFIED WITH RESPECT TO THE PURCHASE AND HOLDING OF THE CERTIFICATES OR (ii) IF THIS CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PLAN SUBJECT TO TITLE I OF ERISA, OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING THE ASSETS OF ANY SUCH PLAN OR, ALTERNATIVELY, IN THE CASE OF AN INSURANCE COMPANY, THE ASSETS OF ANY SEPARATE ACCOUNT OR OF ANY PLAN TO EFFECT SUCH ACQUISITION, AN OPINION OF COUNSEL TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" PURSUANT TO THE DEPARTMENT OF LABOR PLAN ASSET REGULATIONS SET FORTH IN 29 C.F.R. Section 2510.3-101 AND TO BE SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR THE PROHIBITED TRANSACTION PROVISIONS OF THE CODE, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR
SECTION 407 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER, THE COMPANY OR ANY OF THEIR AFFILIATES TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR
SECTION 4975 OF THE CODE) RELATING TO THE CERTIFICATES.

                 This certifies that _____________________________ is the
registered owner of the ownership interest (the "Ownership Interest") evidenced by this Certificate (obtained by dividing the Original Denomination of this Certificate by the aggregate

Original Denomination of all Class B-1 Certificates) in certain distributions with respect to a pool of conventional one- to four-family first mortgage loans (the "Mortgage Loans") formed and sold by MorServ, Inc. (hereinafter called the "Company"), and certain other property held in trust for the benefit of Certificateholders (collectively, the "Trust Fund"). The Mortgage Loans were originated by or for Chemical Bank and are serviced by Chemical Bank (the "Master Servicer") and are secured by first mortgages on Mortgaged Properties. The Trust Fund was created pursuant to a Pooling and Servicing Agreement (the "Agreement"), dated as of June 1, 1996 among the Company, the Master Servicer and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

                 This Certificate is one of a duly authorized issue of Certificates, designated as Multi-Class Mortgage Pass-Through Certificates, Series 1996-1, Class B-1 (the "Class B-1 Certificate") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which Agreement such Holder is bound. Also issued under the Agreement are Certificates designated as Multi-Class Mortgage Pass-Through Certificates Series 1996-1, Class A (the "Class A Certificates"), which are senior to the Class B-1 Certificates in right of payment, and Multi-Class Mortgage Pass Through Certificates, Series 1996-1, Class M (the "Class M Certificates"), which are also senior to the Class B-1 Certificates in right of payment, each to the extent described herein and in the Agreement. The Class A Certificates, the Class M Certificates, the Class B Certificates and the Class R Certificates are collectively referred to as the "Certificates". The Class A Certificates, as of the Cut-off Date, evidence in the aggregate an approximate 96.50% undivided interest in the Trust Fund (other than Excess Interest). The Class M Certificates, as of the Cut-Off Date, evidence in the aggregate an approximate 1.50% undivided interest in the Trust Fund. The Class B Certificates, as of the Cut-off Date, evidence in the aggregate an approximate 2.00% undivided interest in the Trust Fund.

                 Pursuant to the terms of the Agreement, the Paying Agent will distribute from funds in the Certificate Account created pursuant to the Agreement on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Remittance Date"), commencing on July 25, 1996, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month preceding the month in which such payment is made (the "Record Date"), an amount equal (with certain exceptions set forth in the Agreement) to the balance of the Available

Distribution Amount remaining after distributions of Excess Interest and to the Class A and Class M Certificateholders on such Remittance Date.

                 The rights of the Class B Certificateholders to receive distributions in respect of the Class B Certificates on any Remittance Date are subordinated to the rights of the Class A and Class M Certificateholders to receive distributions in respect of the Class A and Class M Certificates to the extent, and only to the extent, set forth in the Agreement. Amounts properly distributed to the Class B Certificateholders pursuant to the Agreement will be deemed released from the Trust Fund, and the Class B Certificateholders will not in any event be required to refund any such distributed amounts. The final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice of final distribution.

                 The Trustee will cause to be kept at its Corporate Trust Office in Minneapolis, Minnesota, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like class and dated the date of authentication by the Trustee.

                 No service charge will be made to the Holder for any transfer or exchange of the Certificate, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer and the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate and the Ownership Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Company, the Master Servicer nor the Trustee will be affected by notice to the contrary.

                 The Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions therein, which may be inconsistent with any other provisions therein, to ensure continuing treatment of the Trust Fund or its assets as a REMIC and to avoid the imposition of certain tax liabilities, or to make any other provisions with respect to matters or questions arising under the Agreement which are not materially inconsistent with the provisions of the Agreement, provided that such action does not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

                 The Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interest of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on the Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment or (iii) change the percentage specified in clause (ii) of the first paragraph of Section 11.01 of the Agreement, without the consent of the Holders of all Certificates of such Class then outstanding.

                 An election will be made to treat the Trust Fund as a REMIC for federal income tax purposes. The Class A Certificates, the Class M Certificates, the Class B Certificates and the Chemical Interest will represent regular interests in the REMIC. The Class R Certificates constitute the Residual Interest in the REMIC.

                 The respective obligations and responsibilities of the Company, the Master Servicer and the Trustee under the Agreement will terminate upon: (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due thereunder; or (ii) at the option of the Master Servicer, on any Remittance Date which occurs in the month next following a Due Date on which the aggregate unpaid Principal Balance of the Outstanding Mortgage Loans is less than 5% of the aggregate unpaid Principal Balance of the Mortgage Loans on the Cut-off Date, so long as the Master Servicer deposits or causes to be deposited in the Certificate Account during the Principal Prepayment Period related to such Remittance Date an amount equal to the Purchase Price for each Mortgage Loan, less any unreimbursed Advances made with respect to any Mortgage Loan and, with respect to all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, an amount equal to the fair market value of such property, as determined by an appraisal to be conducted by an appraiser selected by the Trustee, less unreimbursed Advances made with respect to the Mortgage Loan with respect to which property has been acquired; provided, however, that in no event shall the trust created hereby continue beyond the earlier of (i) 32 years after the Closing Date and (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

                 IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed.


Dated:  June 20, 1996             MORSERV, INC.



                                  By
                                    ------------------------
                                    Authorized Officer




This is one of the Class B-1
  Certificates referred to
  in the within-mentioned
  Agreement.

NORWEST BANK MINNESOTA, N.A.,
  as Trustee



By
  ------------------------
  Authorized Signatory

                              [FORM OF ASSIGNMENT]

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)

- ---------------------

- ---------------------



- --------------------------------------------------------------------------------
(Please Print or Type Name and Address of Assignee)



- --------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint



__________________________________________________ Attorney to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)              ----------------------------------------------
                                  NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration or enlargement or any change whatever.

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                         [FORM OF CLASS R CERTIFICATE]


         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT OR UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

         AS MORE FULLY PROVIDED BY SECTION 4.02(i) OF THE AGREEMENT, CERTAIN SPECIFIED ENTITIES INCLUDING (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN AN INSTRUMENTALITY THAT IS A CORPORATION ALL OF WHOSE ACTIVITIES ARE SUBJECT TO TAX UNDER CHAPTER 1 OF SUBTITLE A OF THE CODE AND (EXCEPT IN THE CASE OF FHLMC) A MAJORITY OF WHOSE BOARD OF DIRECTORS IS NOT SELECTED BY THE UNITED STATES, OR ANY STATE OR POLITICAL SUBDIVISION THEREOF), (B) ANY ORGANIZATION THAT IS EXEMPT FROM TAX IMPOSED BY CHAPTER 1 OF SUBTITLE A OF THE CODE, OTHER THAN
         (X) A TAX-EXEMPT FARMERS' COOPERATIVE WITHIN THE MEANING OF SECTION 521 OF THE CODE OR (Y) AN ORGANIZATION THAT IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE ON "UNRELATED BUSINESS INCOME", (C) A CORPORATION OPERATING ON A COOPERATIVE BASIS THAT IS ENGAGED IN FURNISHING ELECTRIC ENERGY OR PROVIDING TELEPHONE SERVICE TO PERSONS IN RURAL AREAS (WITHIN THE MEANING OF SECTION 1381(a)(2)(C) OF THE
         CODE) AND (D) CERTAIN FOREIGN PERSONS ARE PROHIBITED FROM ACQUIRING BENEFICIAL OWNERSHIP OF A CLASS R CERTIFICATE.



                              CLASS R CERTIFICATE

                                       THIS CERTIFICATE HAS NO STATED
                                       PRINCIPAL BALANCE


Cut-off Date:  June 1, 1996            Number 96-1-R-1

First Remittance Date:
July 25, 1996

                 MULTI-CLASS MORTGAGE PASS-THROUGH CERTIFICATE
                                 Series 1996-1

                 evidencing an ownership interest in distributions allocable to the Residual Interest Certificates with respect to a pool of conventional one- to four-family first mortgage loans formed and sold by

                                 MORSERV, INC.

                 This Certificate does not represent an obligation of or interest in MorServ, Inc., the Master Servicer or the Trustee referred to below or any of their affiliates. Neither this Certificate nor the underlying Mortgage Loans are guaranteed or insured by MorServ, Inc., Chemical Bank, Chase Manhattan Mortgage Corporation, The Chase Manhattan Bank, N.A., the Trustee or by any of their affiliates or by any governmental agency or instrumentality.

NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE TRUSTEE SHALL HAVE RECEIVED EITHER (i) A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE EITHER (A) IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN WITHIN THE MEANING OF SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH, A "PLAN"), AND IS NOT DIRECTLY OR INDIRECTLY PURCHASING ANY CERTIFICATE ON BEHALF OF, AS INVESTMENT MANAGER OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF OR WITH ASSETS OF A PLAN OR DIRECTLY OR INDIRECTLY PURCHASING ANY CERTIFICATES WITH THE ASSETS OF ANY INSURANCE COMPANY SEPARATE ACCOUNT OR OF ANY PLAN OR (B) IS AN INSURANCE COMPANY AND THE SOURCE OF FUNDS FOR THE PURCHASE OF THE CERTIFICATES IS AN "INSURANCE COMPANY GENERAL ACCOUNT" WITHIN THE MEANING OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995), AND THE CONDITIONS SET FORTH IN SECTION I AND III OF PTCE 95-60 ARE SATISFIED WITH RESPECT TO THE PURCHASE AND HOLDING OF THE CERTIFICATES OR (ii) IF THIS CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PLAN SUBJECT TO TITLE I OF ERISA, OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), OR A TRUSTEE OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING THE ASSETS OF ANY SUCH PLAN OR, ALTERNATIVELY, IN THE CASE OF AN INSURANCE COMPANY, THE ASSETS OF ANY SEPARATE ACCOUNT OR OF ANY PLAN TO EFFECT SUCH ACQUISITION, AN OPINION OF COUNSEL TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" PURSUANT TO THE DEPARTMENT OF LABOR PLAN ASSET REGULATIONS SET FORTH IN 29 C.F.R. Section 2510.3-101 AND TO BE SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR THE PROHIBITED TRANSACTION PROVISIONS OF THE CODE, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN

THE MEANING OF SECTION 406 OR SECTION 407 OF ERISA OR SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER, THE COMPANY OR ANY OF THEIR AFFILIATES TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) RELATING TO THE CERTIFICATES.

                 This certifies that ____________________ is the registered owner of an undivided interest in certain monthly distributions with respect to a pool (the "Mortgage Pool) of conventional one- to four-family first mortgage loans (the "Mortgage Loans") formed and sold by MorServ, Inc. (hereinafter called the "Company", which term includes any successor entity under the Agreement referred to below) and certain other property held in trust for the benefit of Certificateholders (collectively, the "Trust Fund"). The Mortgage Loans were originated by or for Chemical Bank and are serviced by Chemical Bank (the "Master Servicer") and are secured by first mortgages on Mortgaged Properties. The Trust Fund was created pursuant to a Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 1996 among the Company, the Master Servicer and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.

                 This Certificate is one of a duly authorized issue of Certificates, designated as Multi-Class Mortgage Pass-Through Certificates, Series 1996-1, Class R (the "Class R Certificate") and is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which Agreement such Holder is bound. All payments made under this Certificate will be made in accordance with the terms of the Agreement. Also issued under the Agreement are Certificates designated as Multi-Class Mortgage Pass-Through Certificates Series 1996-1, Class A, Class M, Class B-1, Class B-2, Class B-3, Class B-4 and Class B-5 Certificates. The Class A Certificates, the Class M Certificates, the Class B Certificates and the Class R Certificates are collectively referred to as the "Certificates". The Class A Certificates, as of the Cut-off Date, evidence in the aggregate an approximate 96.50% undivided interest in the Trust Fund (other than Excess Interest). The Class M Certificates, as of the Cut-off Date, evidence in the aggregate an approximate 1.50% undivided interest in the Trust Fund. The Class B Certificates, as of the Cut-off Date, evidence in the aggregate an approximate 2.00% undivided interest in the Trust Fund.

                 The rights of the Class R Certificateholders to receive distributions in respect of the Class R Certificates on any Remittance Date are governed by the terms of the Agreement and are subordinated to the rights of the Class A, Class M and Class B Certificateholders to receive distributions in respect of the Class A and Class M Certificates to the extent, and only to the extent, set forth in the Agreement. Amounts properly distributed to the Class R Certificateholders pursuant to the Agreement will be deemed released from the Trust Fund, and the Class R Certificateholders will not in any event be required to refund any such distributed amounts. The final distribution on this Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Trustee for that purpose and specified in such notice of final distribution.

                 The Trustee will cause to be kept at its Corporate Trust Office in Minneapolis, Minnesota, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Trustee maintained for such purpose, the Trustee will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like class and dated the date of authentication by the Trustee.

                 No service charge will be made to the Holder for any transfer or exchange of the Certificate, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate. Prior to due presentation of a Certificate for registration of transfer, the Company, the Master Servicer and the Trustee may treat the person in whose name any Certificate is registered as the owner of such Certificate and the Ownership Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Company, the Master Servicer nor the Trustee will be affected by notice to the contrary.

                 The Agreement may be amended from time to time by the Company, the Master Servicer and the Trustee, without the consent of any of the Certificateholders, to cure any ambiguity, to correct or supplement any provisions therein, which may be inconsistent with any other provisions therein, to ensure continuing treatment of the Trust Fund or its assets as a REMIC and to avoid the imposition of certain tax liabilities, or to make any other provisions with respect to matters or questions arising under the Agreement which are not materially inconsistent with the provisions of the Agreement, provided that such action does not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder.

                 The Agreement may also be amended from time to time by the Company, the Master Servicer and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66% of the Percentage Interest of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment may (i) reduce in any manner the amount of, or delay the timing of, payments received on the Mortgage Loans which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment or (iii) change the percentage specified in clause (ii) of the first paragraph of Section 11.01 of the Agreement, without the consent of the Holders of all Certificates of such Class then outstanding.

                 An election will be made to treat the Trust Fund as a REMIC for federal income tax purposes. The Class A Certificates, the Class M Certificates, the Class B Certificates and the Chemical Interest will represent regular interests in the REMIC. The Class R Certificates constitute the Residual Interest in the REMIC.

                 The respective obligations and responsibilities of the Company, the Master Servicer and the Trustee under the Agreement will terminate upon: (i) the later of the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan or the disposition of all property acquired upon foreclosure or deed in lieu of foreclosure of any Mortgage Loan and the remittance of all funds due thereunder; or (ii) at the option of the Master Servicer, on any Remittance Date which occurs in the month next following a Due Date on which the aggregate unpaid Principal Balance of all Outstanding Mortgage Loans is less than 5% of the aggregate unpaid Principal Balance of the Mortgage Loans on the Cut-off Date, so long as the Master Servicer deposits or causes to be deposited in the Certificate Account during the Principal Prepayment Period related to such Remittance Date an amount equal to the Purchase Price for each Mortgage Loan, less unreimbursed Advances made with respect to any Mortgage Loan and, with respect to all property acquired in respect of any Mortgage Loan remaining in the Trust Fund, an amount equal to the fair market value of such property, as determined by an appraisal to be conducted by an appraiser selected by the Trustee, less any Advances made with respect to the Mortgage Loan with respect to which property has been acquired; provided, however, that in no event shall the trust created hereby continue beyond the earlier of (i) 32 years after the Closing Date and (ii) the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

                 IN WITNESS WHEREOF, the Company has caused this Certificate to be duly executed.

Dated:  June 20, 1996             MORSERV, INC.


                                  By
                                    ------------------------
                                    Authorized Officer

This is the Class R
  Certificate referred to
  in the within-mentioned
  Agreement.

Norwest Bank Minnesota, N.A.,
  as Trustee



By
  ------------------------
  Authorized Signatory

                              [FORM OF ASSIGNMENT]

    FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(PLEASE INSERT SOCIAL SECURITY* OR TAXPAYER IDENTIFICATION NUMBER OF ASSIGNEE)

- ---------------------

- ---------------------



- --------------------------------------------------------------------------------
(Please Print or Type Name and Address of Assignee)



- --------------------------------------------------------------------------------
the within Certificate, and all rights thereunder, and hereby does irrevocably constitute and appoint



__________________________________________________ Attorney to transfer the within Certificate on the books kept for the registration thereof, with full power of substitution in the premises.

Dated:

(Signature guaranty)              ----------------------------------------------
                                  NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Certificate in every particular, without alteration or enlargement or any change whatever.

(*This information, which is voluntary, is being requested to ensure that the assignee will not be subject to backup withholding under Section 3406 of the Code.)

                                   EXHIBIT E

                         FORM OF TRUSTEE CERTIFICATION


                                     [date]

MorServ, Inc.
One Chase Manhattan Plaza
New York, New York 10081

                 Re: Pooling and Servicing Agreement dated as of June 1, 1996 among MorServ, Inc., Chemical Bank and Norwest Bank Minnesota, N.A., as trustee, Multi-Class Mortgage Pass-Through Certificates, Series 1996-1

Gentlemen:

                 In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule attached hereto (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the Mortgage File and the Mortgage Loan Schedule and has determined that:

              (i) All documents in the Mortgage File required to be delivered to the Trustee pursuant to Section 2.01 of the Pooling and Servicing Agreement are in its possession;

             (ii) In connection with each Mortgage Loan or Assignment thereof as to which documentary evidence of recording was not received on the Closing Date, it has received evidence of such recording; and

            (iii) Such documents have been reviewed by it and such documents do not contain any material omissions or defects within the meaning of Section
2.01 or 2.02.

                 The Trustee further certifies that as to each Mortgage Loan, the Trustee holds the Mortgage Note without any Responsible Officer of the Trustee having received written notice (a) of any adverse claims, liens or encumbrances, (b) that any Mortgage Note was overdue or has been dishonored,
(c) of evidence on the face of any Mortgage Note or Mortgage of any security interest therein, or (d) of any defense against or claim to the Mortgage Note by any other party.

                 The Trustee has made no independent examination of any documents contained in each Mortgage File beyond confirming (i) that the Mortgage Loan number and the name of the Mortgagor in each Mortgage File conform to the respective Mortgage Loan number and name listed on the Mortgage Loan Schedule and (ii) the existence in each Mortgage File of each of the documents listed in subparagraphs (i)(A) through (G) and
(ii)(A) through (K), inclusive, of Section 2.01 in the Agreement. The Trustee makes no representations or warranties as to the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage Loan or the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

                 Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.


                                                   NORWEST BANK MINNESOTA, N.A.,
                                                   as Trustee


                                                   By:
                                                       ------------------------
                                                   Name:
                                                         ----------------------
                                                   Title:
                                                          ---------------------

                                   EXHIBIT F


                       CERTIFICATE ACCOUNT CERTIFICATION


                                     (date)


                 Chemical Bank hereby certifies that it has established the account described below as a Certificate Account pursuant to Section 5.08 of the Pooling and Servicing Agreement, dated as of June 1, 1996.

Title of Account:     "Norwest Bank Minnesota, N.A. as Trustee, in trust for
                      and for the benefit of the Certificateholders of Multi-Class Mortgage Pass-Through Certificates, MorServ,
                      Inc., Series 1996-1 - Certificate Account"

Account Number:       -------------------

Address of office
or branch of the
Company at which
Account is            -------------------
maintained:
                      --------------------

                 The account will be insured by the Federal Deposit Insurance Company.

                                                   Chemical Bank



                                                   By:
                                                       ------------------------
                                                   Name:
                                                         ----------------------
                                                   Title:
                                                          ---------------------

                                   EXHIBIT G

                      CERTIFICATE ACCOUNT LETTER AGREEMENT

                                                     (date)

                             To:
                                  --------------------

                                  --------------------

                                  --------------------
                                   (the "Depository")


                 As "Master Servicer" under the Pooling and Servicing Agreement, dated as of June 1, 1996 (the "Agreement"), we hereby authorize and request you to establish an account, as a Certificate Account pursuant to
Section 5.08 of the Agreement, to be designated as "Norwest Bank Minnesota, N.A., as Trustee, in trust for and for the benefit of the Certificateholders of Multi-Class Mortgage Pass-Through Certificates, MorServ, Inc. Series 1996-1 - Certificate Account." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Master Servicer (unless the Trustee has notified the Depository that the Trustee has revoked the Master Servicer's right to withdraw funds from the Certificate Account) or the Trustee. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                                   Chemical Bank


                                                   By:
                                                       ------------------------
                                                   Name:
                                                         ----------------------
                                                   Title:
                                                          ---------------------

                 The undersigned, as "Depository," hereby certifies that the
above described account has been established under Account Number             ,
at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above. The account will be insured by the Federal Deposit Insurance Corporation.


                                                   ----------------------------
                                                   (Name of Depository)



                                                   By:
                                                       ------------------------
                                                   Name:
                                                         ----------------------
                                                   Title:
                                                          ---------------------

                                   EXHIBIT H


                          ESCROW ACCOUNT CERTIFICATION


                                              (date)


                 Chemical Bank hereby certifies that it has established the account described below as an Escrow Account pursuant to Section 5.10 of the Pooling and Servicing Agreement, dated as of June 1, 1996.

Title of Account:         "Escrow Account - Multi-Class Mortgage Pass-Through
                          Certificates, Series 1996-1 (MorServ, Inc.) in trust for Norwest Bank Minnesota, N.A., as Trustee and various Mortgagors."

Account Number:            --------------------------------

Address of office
or branch of the
Company at which
Account is
maintained:                ---------------------------------

                           ---------------------------------


                 The account will be insured by the Federal Deposit Insurance Company.

                                                   Chemical Bank



                                                   By:
                                                       ------------------------
                                                   Name:
                                                         ----------------------
                                                   Title:
                                                          ---------------------

                                   EXHIBIT I


                        ESCROW ACCOUNT LETTER AGREEMENT

                                                     (date)


                               To:
                                    ---------------------

                               --------------------------

                               --------------------------
                                      (the "Depository")


                 As "Master Servicer" under the Pooling and Servicing Agreement, dated as of June 1, 1996 (the "Agreement"), we hereby authorize and request you to establish an account, as an Escrow Account pursuant to Section
5.10 of the Agreement, to be designated as "Escrow Account - Multi-Class Mortgage Pass-Through Certificates, Series 1996-1 (MorServ, Inc.) in trust for Norwest Bank Minnesota, N.A., as Trustee and various Mortgagors." All deposits in the account shall be subject to withdrawal therefrom by order signed by the Master Servicer. This letter is submitted to you in duplicate. Please execute and return one original to us.

                                                   Chemical Bank



                                                   By:
                                                       ------------------------
                                                   Name:
                                                         ----------------------
                                                   Title:
                                                          ---------------------

                 The undersigned, as "Depository," hereby certifies that the above described account has been established under Account Number ___________, at the office of the depository indicated above, and agrees to honor withdrawals on such account as provided above. The account will be insured by the Federal Deposit Insurance Corporation.

                                                   -----------------------------
                                                   (Name of Depository)



                                                   By:
                                                       ------------------------
                                                   Name:
                                                         ----------------------
                                                   Title:
                                                          ---------------------

                                   EXHIBIT J



                           FORM OF INVESTMENT LETTER
                             (Accredited Investor)



                                                       [date]


Chemical Bank
c/o Chase Manhattan Mortgage Corporation
343 Thornall Street
Edison, New Jersey  08837

Norwest Bank Minnesota, N.A., as trustee
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479

               Re:        MorServ, Inc., Multi-Class
                          Mortgage Pass-Through
                          Certificates, Series 1996-1, [Class B- ]

Ladies and Gentlemen:

                 ______________ (the "Purchaser") intends to purchase from
_________________________ (the "Transferor") $_______ by original principal balance (the "Transferred Certificates") of Multi-Class Mortgage Pass-Through Certificates, Series 1996-1, [Class B- ] (the "Certificates"), issued pursuant to a pooling and servicing agreement, dated as of June 1, 1996 (the "Pooling and Servicing Agreement"), among MorServ, Inc. (the "Company"), Chemical Bank, as master servicer (the "Master Servicer"), and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"). [The Purchaser intends to register the Transferred Certificate in the name of ____________________, as nominee for __________________.] All terms used and not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement.

                 For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Purchaser certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                 1. The Purchaser understands that (a) the Certificates have not been registered or qualified under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state, (b) neither the Company nor the Trustee is required, and neither of them intends, to so register or qualify the Certificates, (c) the Certificates cannot be resold unless (i) they are registered and qualified under the Securities Act and the applicable state securities laws or (ii) an exemption from registration and qualification is available and (d) the Pooling and Servicing Agreement contains restrictions regarding the transfer of the Certificates.

                 2. The Certificates will bear a legend to the following effect:

                 THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS, AND MAY NOT, DIRECTLY OR INDIRECTLY, BE SOLD OR OTHERWISE TRANSFERRED, OR OFFERED FOR SALE, UNLESS SUCH TRANSFER IS NOT SUBJECT TO REGISTRATION UNDER THE ACT, THE 1940 ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND SUCH TRANSFER ALSO COMPLIES WITH THE OTHER PROVISIONS OF SECTION 4.02 OF THE POOLING AND SERVICING AGREEMENT. NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE TRUSTEE SHALL HAVE RECEIVED, IN FORM AND SUBSTANCE SATISFACTORY TO THE MASTER SERVICER AND THE TRUSTEE (A) AN INVESTMENT LETTER FROM THE PROSPECTIVE INVESTOR; AND (B) REPRESENTATIONS FROM THE TRANSFEROR REGARDING THE OFFERING AND SALE OF THE CERTIFICATES.

                 NO TRANSFER OF THIS CERTIFICATE SHALL BE MADE UNLESS THE TRUSTEE SHALL HAVE RECEIVED EITHER (i) A REPRESENTATION LETTER FROM THE TRANSFEREE OF THIS CERTIFICATE TO THE EFFECT THAT SUCH TRANSFEREE EITHER (A) IS NOT AN EMPLOYEE BENEFIT PLAN WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR A PLAN WITHIN THE MEANING OF SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH, A "PLAN"), AND IS NOT DIRECTLY OR INDIRECTLY PURCHASING ANY CERTIFICATE ON BEHALF OF, AS INVESTMENT MANAGER OF, AS NAMED FIDUCIARY OF, AS TRUSTEE OF OR WITH ASSETS OF A PLAN OR DIRECTLY OR INDIRECTLY PURCHASING ANY CERTIFICATES WITH THE ASSETS OF ANY INSURANCE COMPANY SEPARATE ACCOUNT OR OF ANY PLAN OR (B) IS AN INSURANCE COMPANY AND THE SOURCE OF FUNDS FOR THE PURCHASE OF THE CERTIFICATES IS AN "INSURANCE COMPANY GENERAL ACCOUNT" WITHIN THE MEANING OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995), AND THE
                 CONDITIONS SET FORTH IN SECTION I AND III OF PTCE 95-60 ARE SATISFIED WITH RESPECT TO THE PURCHASE AND HOLDING OF THE CERTIFICATES OR (ii) IF THIS CERTIFICATE IS PRESENTED FOR REGISTRATION IN THE NAME OF A PLAN SUBJECT TO TITLE I OF ERISA, OR SECTION 4975 OF THE CODE (OR COMPARABLE PROVISIONS OF ANY SUBSEQUENT ENACTMENTS), OR A TRUSTEE

                 OF ANY SUCH PLAN, OR ANY OTHER PERSON WHO IS USING THE ASSETS OF ANY SUCH PLAN OR, ALTERNATIVELY, IN THE CASE OF AN INSURANCE COMPANY, THE ASSETS OF ANY SEPARATE ACCOUNT OR OF ANY PLAN TO EFFECT SUCH ACQUISITION, AN OPINION OF COUNSEL TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" PURSUANT TO THE DEPARTMENT OF LABOR PLAN ASSET REGULATIONS SET FORTH IN 29 C.F.R. Section 2510.3-101 AND TO BE SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF ERISA OR THE PROHIBITED TRANSACTION PROVISIONS OF THE CODE, WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF SECTION 406 OR SECTION 407 OF ERISA OR
                 SECTION 4975 OF THE CODE, AND WILL NOT SUBJECT THE TRUSTEE, THE MASTER SERVICER, THE COMPANY OR ANY OF THEIR AFFILIATES TO ANY OBLIGATION OR LIABILITY (INCLUDING OBLIGATIONS OR LIABILITIES UNDER ERISA OR SECTION 4975 OF THE CODE) RELATING TO THE CERTIFICATES.

                 3. The Purchaser is acquiring the Transferred Certificates for its own account [for investment only]*/ and not with a view to or for sale or other transfer in connection with any distribution of the Transferred Certificates in any manner that would violate the Securities Act or any applicable state securities laws, subject, nevertheless, to the understanding that disposition of the Purchaser's property shall at all times be and remain within its control.

                 4. The Purchaser (a) is a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and in particular in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the Certificates, (b) is able to bear the economic risks of such an investment and (c) is an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Securities Act.

                 5. The Purchaser will not nor has it authorized nor will it authorize any person to (a) offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner,
(d) make any





- ----------------------------------

*/       Not required of a broker/dealer purchaser.

general solicitation by means of general advertising or in any other manner, or
(e) take any other action, that would constitute a distribution of any Certificate under the Securities Act or the Investment Company Act of 1940, as amended (the "1940 Act"), that would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities law, or that would require registration or qualification pursuant thereto. Neither the Purchaser nor anyone acting on its behalf has offered the Certificates for sale or made any general solicitation by means of general advertising or in any other manner with respect to the Certificates. The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Pooling and Servicing Agreement.

                 6. [This paragraph may be deleted if the Purchaser provides the Opinion of Counsel referred to in clause (ii) of Section 4.02(d) of the Pooling and Servicing Agreement.] The Purchaser either (A) is not an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or a plan within the meaning of Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each, a "Plan"), and is not directly or indirectly purchasing any Certificate on behalf of, as investment manager of, as named fiduciary of, as trustee of or with assets of a Plan or directly or indirectly purchasing any certificates with the assets of any insurance company separate account or of any Plan or (B) is an insurance company and the source of funds for the purchase of the certificates is an "insurance company general account" within the meaning of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995), and the conditions set forth in Section I and III of PTCE 95-60 are satisfied with respect to the purchase and holding of the Certificates.

                 7. Prior to the sale or transfer by the Purchaser of any of the Certificates, the Purchaser will obtain from any subsequent purchaser substantially the same certifications, representations, warranties and covenants contained in the foregoing paragraphs and in this letter or a letter substantially in the form of Exhibit J-1 to the Pooling and Servicing Agreement.

                 8. The Purchaser agrees to indemnify the Trustee, the Master Servicer and the Company against any liability that may result from any misrepresentation made herein.


                                  Very truly yours,


                                  [Purchaser]

                                  By:
                                     --------------------------------
                                  Name:
                                  Title:

                                  EXHIBIT J-1



                      FORM OF RULE 144A INVESTMENT LETTER
                        (Qualified Institutional Buyer)



                                                             [date]



Chemical Bank
c/o Chase Manhattan Mortgage Corporation
343 Thornall Street
Edison, New Jersey  08837

Norwest Bank Minnesota, N.A., as trustee
Sixth Street and Marquette Avenue
Minneapolis, Minnesota  55479

                 Re:      MorServ, Inc., Multi-Class
                          Mortgage Pass-Through
                          Certificates, Series 1996-1, [Class B- ]

Ladies and Gentlemen:

                 ______________ (the "Purchaser") intends to purchase from
_________________________ (the "Transferor") $_______ by original principal balance (the "Transferred Certificates") of Multi-Class Mortgage Pass-Through Certificates, Series 1996-1, [Class B- ] (the "Certificates"), issued pursuant to a pooling and servicing agreement, dated as of June 1, 1996 (the "Pooling and Servicing Agreement"), among MorServ, Inc. (the "Company"), Chemical Bank, as master servicer (the "Master Servicer"), and Norwest Bank Minnesota, N.A., as trustee (the "Trustee"). [The Purchaser intends to register the Transferred Certificate in the name of ____________________, as nominee for __________________.] All terms used and not otherwise defined herein shall have the meanings set forth in the Trust Agreement.

                 For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Purchaser certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

                 In connection with our acquisition of the above Transferred Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt

Chemical Bank
Norwest Bank Minnesota, N.A.,
  as trustee
[date]
Page 2




from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates,
(c) we have had the opportunity to ask questions of and receive answers from the Company concerning the purchase of the Transferred Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Transferred Certificates, (d) we are not an employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, or a plan within the meaning of
Section 4975 of the Internal Revenue Code of 1986, as amended (each, a "Plan"), nor are we directly or indirectly purchasing any Certificate on behalf of, as investment manager of, as named fiduciary of, as trustee of or with assets of a Plan or directly or indirectly purchasing any certificates with the assets of any insurance company separate account or of any Plan [or alternatively, in the case of an insurance company, is an insurance company and the source of funds for the purchase of the certificates is an "insurance company general account" within the meaning of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60"), 50 Fed. Reg. 35925 (July 12, 1995), and the conditions set forth in
Section I and Section III of PTCE 95-60 are satisfied with respect to the purchase and holding of the Certificates, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of
Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed one of the forms of

Chemical Bank
Norwest Bank Minnesota, N.A.,
  as trustee
[date]
Page 3




certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale of the Transferred Certificates to us is being made in reliance on Rule 144A. We are acquiring the Transferred Certificates for our own account or for resale pursuant to Rule 144A and further understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed by us, based upon certifications of such purchaser or information we have in our possession, to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

         We agree to indemnify the Trustee, the Master Servicer and the Company against any liability that may result from any misrepresentation made herein.


                                           Very truly yours,


                                           [Purchaser]



                                           By:
                                              --------------------------------
                                           Name:
                                           Title:

                                                                         ANNEX 1


            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees Other Than Registered Investment Companies]


                 The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

                 1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

                 2. In connection with the purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $____________* in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Buyer satisfies the criteria in the category marked below.

                 ---- Corporation, etc. The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

                 ---- Bank. The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by Federal, State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.





- ----------------------------------

* Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                 ---- Savings and Loan. The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over such institution or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                 ---- Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

                 ---- Insurance Company. The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of the State, territory or the District of Columbia.

                 ---- State or Local Plan. The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

                 ---- ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

                 ---- Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940, as amended.

                 ---- Small Business Investment Company. Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or
                          (d) of the Small Business Investment Act of 1958, as amended.

                 ---- Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940, as amended.

                 3. The term "securities" as used for purposes of the calculation of the dollar amount in paragraph 2 excludes: (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

                 4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

                 5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                 6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan as provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.




                                           By:
                                              ------------------------
                                           Name:
                                           Title:

                                           Date:
                                                ----------------------

                                                                         ANNEX 2

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

           [For Transferees That are Registered Investment Companies]


                 The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

                 1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

                 2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause
(ii) in the preceding sentence applies, the securities may be valued at market.

                 ---- The Buyer owned $___________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
                          144A).

                 ---- The Buyer is part of a Family of Investment Companies which owned in the aggregate $__________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                 3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

                 4.       The term "securities" as used herein does not include
(i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

                 5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

                 6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                  By:
                                      --------------------------
                                  Name:
                                  Title:


                                  IF AN ADVISER:


                                  ------------------------------
                                        Print Name of Buyer


                                  Date:
                                        ------------------------





                                       2